Exhibit 10.1

Eighth Amendment

To

Amended and Restated Credit Agreement
Dated as of October 30, 2026

Among

Chord Energy Corporation,
as Parent,

Oasis Petroleum North America LLC,
As Borrower,

the other Credit Parties party hereto,

Wells Fargo Bank, National Association,
as Administrative Agent, Issuing Bank and Swingline Lender

and

The Lenders Party Hereto

EIGHTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Eighth Amendment”) dated as of October 30, 2026, is among: Chord Energy Corporation, a Delaware corporation (the “Parent”); Chord Energy LLC, a Delaware limited liability company (f/k/a Oasis Petroleum LLC) (“Chord LLC”), Oasis Petroleum North America LLC, a Delaware limited liability company (the “Borrower”); the other Guarantors listed on the signature pages hereto; each of the Lenders party hereto; and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the issuing bank (in such capacity, the “Issuing Bank”).
R E C I T A L S:
A.    The Parent, Chord LLC, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of July 1, 2022 (as amended, amended and restated, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to and on behalf of the Borrower.
B.    The Borrower, the Administrative Agent and certain of the Credit Parties are parties to that certain Amended and Restated Guaranty and Security Agreement dated as of July 1, 2022 (as amended, amended and restated, restated, supplemented or otherwise modified prior to the date hereof, the “Guaranty and Security Agreement”) for the ratable benefit of the Secured Parties.
C.    The Administrative Agent and each of the Specified Canadian Subsidiaries are parties to that certain Canadian Guaranty and Security Agreement dated as of May 31, 2024 (as amended, amended and restated, restated, supplemented or otherwise modified prior to the date hereof, the “Canadian Guaranty and Security Agreement”) for the ratable benefit of the Secured Parties.
D.    The Parent, the Borrower, the Administrative Agent, the Issuing Bank and the Lenders party hereto desire to (i) re-affirm the Borrowing Base of $2,750,000,000, (ii) re-affirm the Aggregate Elected Revolving Commitment Amounts of $2,000,000,000, (iii) extend the Revolving Maturity Date to the fifth anniversary of the Eighth Amendment Effective Date and (iv) amend certain provisions of the Credit Agreement in each case, as set forth herein and effective as of the Eighth Amendment Effective Date (as defined below), subject to the terms and conditions hereof.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the Credit Agreement, as amended by this Eighth Amendment. Unless otherwise indicated, all section references in this Eighth Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Eighth Amendment, and subject to the conditions precedent contained in Section 4 hereof, effective as of the Eighth Amendment Effective Date, the Credit Agreement (excluding the exhibits and schedules attached to the Credit Agreement other than Annex I thereto, which is amended and restated to read as set forth on Annex I to this Eighth Amendment) is hereby amended in its entirety to read as set forth on Exhibit A attached hereto (the Credit Agreement, as so amended, the “Amended Credit Agreement”).
Section 3.    Borrowing Base and Aggregate Elected Revolving Commitment Amounts.
3.1    Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in this Eighth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Administrative Agent and each of the Lenders hereby agree that, effective as of the Eighth Amendment Effective Date the Borrowing Base shall be maintained at $2,750,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower and the Lenders acknowledge (a) that the Borrowing Base provided for in this Section 3.1 shall constitute the October 1, 2026 Scheduled Redetermination and (b) this Amendment shall constitute the New Borrowing Base Notice in respect thereof for purposes of Section 2.07(d) of the Credit Agreement.
3.2    Aggregate Elected Revolving Commitment Amounts. In reliance on the representations, warranties, covenants and agreements contained in this Eighth Amendment, subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, and in connection with the maintenance of the Borrowing Base provided for in Section 3.1 hereof, the Administrative Agent, the Lenders and the Borrower agree that, effective as of the Eighth Amendment Effective Date, the Aggregate Elected Revolving Commitment Amounts shall be maintained at $2,000,000,000.
3.3    Assignment and Reallocation of Provisions. The Lenders have agreed, and the Borrower and the Administrative Agent hereby consent, to the following: (a) the assignment of certain of the Lenders’ respective Commitments and Loans to certain of the other Lenders and (b) such Lenders acquiring and assuming an interest in the Commitments and Loans assigned by certain of the other Lenders pursuant to this Section 3.3. Such assignments and assumptions are made pursuant to the terms, provisions and representations of the Assignment and Assumption attached as Exhibit F to the Credit Agreement as if each applicable party hereto had executed and delivered, or consented to, an Assignment and Assumption (with the Effective Date, as defined therein, being the Eighth Amendment Effective Date). On the Eighth Amendment Effective Date and after giving effect to such assignments and assumptions, each party hereto agrees that the (x) Commitment of each Lender shall be as set forth on Annex I attached hereto, which
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schedule supersedes and replaces Annex I to the Credit Agreement and (y) the principal amount of the Loans owing to each Lender shall be equal to such Lender’s pro rata portion (determined by reference to such Lender’s Commitment as set forth on Annex I attached hereto) of the aggregate principal amount of all Loans outstanding on the Eighth Amendment Effective Date).
Section 4.    Conditions Precedent. This Eighth Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Eighth Amendment Effective Date”):
4.1    Executed Counterparts of Eighth Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor and each Lender (in such number as may be requested by the Administrative Agent) executed counterparts of this Eighth Amendment signed on behalf of such Person.
4.2    Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable by the Credit Parties on or prior to the Eighth Amendment Effective Date, including, to the extent invoiced at least two (2) Business Days prior to the Eighth Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement.
4.3    Upfront Fee. The Administrative Agent shall have received from the Borrower for the benefit of each Lender an upfront fee equal to 0.20% of the Elected Revolving Commitment of each such Lender immediately following the Eighth Amendment Effective Date.
4.4    Corporate Documents. The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Credit Party setting forth (a) resolutions of its board of directors or other appropriate governing body with respect to the authorization of such Credit Party to execute and deliver the Eighth Amendment and each other Loan Document to which it is a party and to enter into the transactions contemplated in those documents, (b) the officers of each member of the Credit Parties (i) who are authorized to sign the Eighth Amendment and each other Loan Document to which each member of the Credit Party is a party and (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated hereby, (c) specimen signatures of such authorized officers, and (d) the articles or certificate of incorporation or amalgamation and by-laws (or equivalent organizational documents) of each Credit Party, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.
4.5    Good Standing. The Administrative Agent shall have received certificates of the appropriate State, provincial or other foreign agencies with respect to the existence, qualification and good standing of each Credit Party in the jurisdiction in which such Credit Party is organized.
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4.6    Mortgages. The Administrative Agent shall have received duly executed and notarized deeds of trust and/or mortgages or supplements to existing deeds of trust and/or mortgages in form reasonably satisfactory to the Administrative Agent to the extent necessary so that the Mortgaged Properties satisfy the Mortgage Coverage Requirement with respect to the Proved Reserves evaluated in the most recently completed Reserve Report.
4.7    Title. The Administrative Agent shall have received title information in form and substance reasonably acceptable to the Administrative Agent covering enough of the Oil and Gas Properties evaluated in the most recent Reserve Report so that the Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, reasonably satisfactory title information that satisfies the Title Coverage Requirement with respect to the Proved Reserves evaluated in the most recently completed Reserve Report.
4.8    Opinions. The Administrative Agent shall have received an opinion of (a) Paul Hastings LLP, counsel to the Credit Parties and (b) Blake, Cassels & Graydon LLP, special Canadian counsel to the Credit Parties, in each case, in form and substance reasonably satisfactory to the Administrative Agent.
4.9    No Default. No Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing as of the Eighth Amendment Effective Date prior to and after giving effect to the terms of this Eighth Amendment.
4.10    Know Your Customer. The Administrative Agent and the Lenders shall have received, by at least three (3) Business Days (or such later date as agreed to by the Administrative Agent in its sole discretion) prior to the Eighth Amendment Effective Date, all documentation and other information about each New Guarantor as shall have been requested in writing by the Administrative Agent or the Lenders at least ten (10) Business Days prior to the Eighth Amendment Effective Date required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation.
4.11    UCC Search Certificates. The Administrative Agent shall have received appropriate UCC search certificates or other customary search results reflecting no prior Liens encumbering the Properties of each Credit Party (other than Liens permitted by Section 9.03 of the Credit Agreement) from the Secretary of State or other applicable registry in the state or jurisdiction in which such Credit Party is organized and any other jurisdiction reasonably requested by the Administrative Agent.
4.12    Solvency. The Administrative Agent shall have received a certificate, dated as of the Eighth Amendment Effective Date, from the Borrower duly executed and delivered by a Financial Officer of the Borrower (in his or her capacity as such), certifying that the Restricted Parties, taken as a whole, after giving effect to the transactions contemplated hereby, are Solvent.
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The Administrative Agent is hereby authorized and directed to declare the Eighth Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation and Effect. The provisions of the Credit Agreement, as amended by this Eighth Amendment, shall remain in full force and effect following the effectiveness of this Eighth Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
5.2    No Waiver. Neither the execution by the Administrative Agent or the Lenders of this Eighth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Eighth Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Eighth Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except to the extent expressly set forth herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
5.3    Ratification and Affirmation; Representations and Warranties.
(a)    Each Credit Party hereby: (i) acknowledges the terms of this Eighth Amendment, (ii) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (iii) represents and warrants to the Lenders that as of the date hereof, after giving effect to the execution of this Eighth Amendment: (1) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse
5

Effect or a similar qualification, true and correct in all respects) as of such specified earlier date and (2) no Default or Event of Default has occurred and is continuing.
(b)    Without limiting the generality of the foregoing, each Specified Canadian Subsidiary hereby ratifies and affirms its obligations under, and acknowledges its continued liability under, the Canadian Guarantee and Security Agreement and agrees that the Canadian Guarantee and Security Agreement remains in full force and effect as expressly amended hereby (if applicable).
5.4    Counterparts. This Eighth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Eighth Amendment by facsimile or other electronic transmission (e.g., “pdf” or “tif”), including via DocuSign or other similar electronic signature technology shall be effective as delivery of a manually executed counterpart hereof.
5.5    No Oral Agreement. This Eighth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
5.6    GOVERNING LAW.
(a)    EXCEPT AS EXPRESSLY SET FORTH IN SECTION 5.6(b) BELOW, THIS EIGHTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(b)    SECTION 5.3(b) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ALBERTA AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.
5.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Eighth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of Simpson Thacher & Bartlett LLP and Stikeman Elliot LLP, as counsel to the Administrative Agent.
5.8    Severability. Any provision of this Eighth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
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5.9    Successors and Assigns. This Eighth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.10    Loan Document. This Eighth Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.
5.11    No Novation. The parties hereto agree that this Eighth Amendment does not in any way constitute a novation of the existing Credit Agreement, but is an amendment of the Credit Agreement.
[Signatures Begin Next Page]
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IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed as of the date first written above.
BORROWER:    OASIS PETROLEUM NORTH AMERICA LLC

By:    /s/ Richard Robuck____________________
Name:    Richard Robuck
Title:    Executive Vice President, Chief
Financial Officer and Treasurer

GUARANTORS:    CHORD ENERGY CORPORATION
CHORD ENERGY LLC
CHORD ENERGY MARKETING LLC
TANGENT WELL SERVICES LLC
CHORD ENERGY HOLDINGS LLC
OASIS PETROLEUM PERMIAN LLC
    OASIS INVESTMENT HOLDINGS LLC
    WHITING HOLDINGS LLC
    WHITING OIL AND GAS CORPORATION
    SPARK CANADIAN HOLDINGS INC.
SPARK ACQUISITION ULC
ENERPLUS CORPORATION
    ENERPLUS RESOURCES U.S. INC.
    ENERPLUS RESOURCES (USA) CORPORATION
    ENERPLUS WILLISTON I, LLC
    ENERPLUS WILLISTON II, LLC

By:    /s/ Richard Robuck____________________
Name:    Richard Robuck
Title:    Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ADMINISTRATIVE AGENT,
SWINGLINE LENDER,
ISSUING BANK AND LENDER:    WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Bank, a Swingline Lender and a Lender
By:    /s/ Matthew Denkler___________________
Name:    Matthew Denkler
Title:    Executive Director
Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

LENDERS:    CITIBANK, N.A., as a Lender
By:    /s/ Cathy Shepherd____________________
Name:    Cathy Shepherd
Title:    Vice President
Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:    /s/ Dalton Harris______________________
Name:    Dalton Harris
Title:    Authorized Officer
Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ROYAL BANK OF CANADA, as a Lender
By:    /s/ Emilee Scott_______________________
Name:    Emilee Scott
Title:    Authorized Signatory
Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Jason Groll________________________
Name:    Jason Groll
Title:    Director
Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender
By:    /s/ Kevin A. James____________________
Name:    Kevin A. James
Title:    Authorized Signatory
By:    /s/ Donovan C. Broussard ______________
Name:    Donovan C. Broussard
Title:    Authorized Signatory
Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CITIZENS BANK, N.A., as a Lender
By:    /s/ Parker U. Mears____________________
Name:    Parker U. Mears
Title:    Senior Vice President
Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ZIONS BANCORPORATION, N.A. DBA
AMEGY BANK, as a Lender
By:    /s/ John Moffitt_______________________
Name:    John Moffitt
Title:    Senior Vice President
Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BOKF, NA DBA BANK OF TEXAS, as a Lender
By:    /s/ Mari Salazar_______________________
Name:    Mari Salazar
Title:    SVP – Director, Energy Banking
Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

TRUIST BANK, as a Lender
By:    /s/ Greg Krablin_______________________
Name:    Greg Krablin
Title:    Director
Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

REGIONS BANK, as a Lender
By:    /s/ Katie Hammons____________________
Name:    Katie Hammons
Title: Director
Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

GOLDMAN SACHS BANK USA, as a Lender
By:    /s/ Dan Starr_________________________
Name:    Dan Starr
Title:    Authorized Signatory
Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

MIZUHO BANK, LTD., as a Lender
By:    /s/ Edward Sacks______________________
Name:    Edward Sacks
Title: Managing Director
Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:    /s/ Thomas Magness___________________
Name:    Thomas Magness
Title:    Vice President
Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:    /s/ John C. Lozano_____________________
Name:    John C. Lozano
Title:    Senior Vice President
Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BANK OF AMERICA, N. A., as a Lender
By:    /s/ Alia Qaddumi______________________
Name:    Alia Qaddumi
Title:    Director

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

FIFTH THIRD BANK, N.A.,
successor by merger to Comerica
Bank, as a Lender
By:    /s/ Britney Moore_____________________
Name:    Britney Moore
Title:    Director
Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender
By:    /s/ Britney Moore_____________________
Name:    Britney Moore
Title:    Director

Signature Page to Eighth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ANNEX I
ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS
AND ELECTED REVOLVING COMMITMENTS
Aggregate Maximum Credit Amounts and
Aggregate Elected Revolving Commitment Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Revolving Commitment
Wells Fargo Bank, National Association	6.63%	$265,000,000.00	$132,500,000.00
Bank of America, N. A.	6.58%	$263,000,000.00	$131,500,000.00
Capital One, National Association	6.58%	$263,000,000.00	$131,500,000.00
Canadian Imperial Bank Of Commerce, New York Branch	6.58%	$263,000,000.00	$131,500,000.00
Citibank, N.A.	6.58%	$263,000,000.00	$131,500,000.00
Citizens Bank, N.A.	6.58%	$263,000,000.00	$131,500,000.00
JPMorgan Chase Bank, N.A.	6.58%	$263,000,000.00	$131,500,000.00
Mizuho Bank, Ltd.	6.58%	$263,000,000.00	$131,500,000.00
PNC Bank, National Association	6.58%	$263,000,000.00	$131,500,000.00
Royal Bank of Canada	6.58%	$263,000,000.00	$131,500,000.00
Truist Bank	6.58%	$263,000,000.00	$131,500,000.00
Fifth Third Bank, National Association	6.58%	$263,000,000.00	$131,500,000.00
Regions Bank	5.00%	$200,000,000.00	$100,000,000.00
U.S. Bank National Association	5.43%	$217,000,000.00	$108,500,000.00
BOKF, NA dba Bank of Texas	3.13%	$125,000,000.00	$62,500,000.00
Zions Bancorporation, N.A. dba Amegy Bank	2.50%	$100,000,000.00	$50,000,000.00
Goldman Sachs Bank USA	5.00%	$200,000,000.00	$100,000,000.00
TOTAL	100.000000%	$4,000,000,000.00	$2,000,000,000.00

EXHIBIT A
[to be attached]

Exhibit A to Eighth Amendment

Amended and Restated Credit Agreement
dated as of
July 1, 2022
        among
Chord Energy Corporation,
as Parent,
Oasis Petroleum North America LLC,
as Borrower,
the other Credit Parties party hereto,
Wells Fargo Bank, National Association,
as Administrative Agent, Issuing Bank and Swingline Lender
and
The Lenders Party Hereto
Sole Lead Arranger and Sole Bookrunner
        Wells Fargo Securities, LLC

TABLE OF CONTENTS
Page

ARTICLE I DEFINITIONS AND ACCOUNTING MATTERS	2
Section 1.01 Terms Defined Above	2
Section 1.02 Certain Defined Terms	2
Section 1.03 Types of Loans and Borrowings	59
Section 1.04 Terms Generally; Rules of Construction	60
Section 1.05 Accounting Terms and Determinations; GAAP	60
Section 1.06 Rates	60
Section 1.07 Divisions	61
Section 1.08 Other Calculations	61
Section 1.09 Limited Condition Transaction	62
ARTICLE II THE CREDITS	63
Section 2.01 Commitments	63
Section 2.02 Loans and Borrowings	63
Section 2.03 Requests for Borrowings	65
Section 2.04 Interest Elections	66
Section 2.05 Funding of Borrowings; Funding by Lenders	67
Section 2.06 Termination and Reduction of Commitments and Aggregate Maximum Credit Amounts; Optional Increase and Reduction of Aggregate Elected Revolving Commitment Amounts	68
Section 2.07 Borrowing Base	73
Section 2.08 Letters of Credit	79
Section 2.09 Swingline Loans	87
Section 2.10 Extension of Revolving Loans	88
Section 2.11 Term Loan Facility	91
Section 2.12 Extension of Term Loans	95
ARTICLE III PAYMENTS OF PRINCIPAL AND INTEREST; PREPAYMENTS; FEES	97
Section 3.01 Repayment of Loans	97
Section 3.02 Interest	97
Section 3.03 Alternate Rate of Interest	99
Section 3.04 Prepayments	102
Section 3.05 Fees	107
ARTICLE IV PAYMENTS; PRO RATA TREATMENT; SHARING OF SET-OFFS	108
Section 4.01 Payments Generally; Pro Rata Treatment; Sharing of Set-offs	108
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Section 8.01 Financial Statements; Other Information	130
Section 8.02 Notices of Material Events	134
Section 8.03 Existence; Conduct of Business	134
Section 8.04 Payment of Taxes	134
Section 8.05 Operation and Maintenance of Properties	135
Section 8.06 Insurance	136
Section 8.07 Books and Records; Inspection Rights	136
Section 8.08 Compliance with Laws	136
Section 8.09 Environmental Matters	136
Section 8.10 Further Assurances	137
Section 8.11 Reserve Reports	138
Section 8.12 Title Information	139
Section 8.13 Additional Collateral; Additional Guarantors	140
Section 8.14 ERISA Compliance	142
Section 8.15 Marketing Activities	143
Section 8.16 Commodity Exchange Act Keepwell Provisions	143
Section 8.17 Unrestricted Subsidiaries	143
Section 8.18 Post-Closing Covenants	144
Section 8.19 Collateral for Permitted Secured Term Debt	144
ARTICLE IX NEGATIVE COVENANTS	144
Section 9.01 Financial Covenants	144
Section 9.02 Debt	145
Section 9.03 Liens	148
Section 9.04 Dividends, Distributions and Redemptions; Repayment of and Amendment to Terms of Senior Notes, Permitted Junior Lien Term Loan Debt or Permitted Pari Term Loan Debt	149
Section 9.05 Investments, Loans and Advances	151
Section 9.06 Nature of Business; International Operations	154
Section 9.07 Proceeds of Loans	154
Section 9.08 Designation and Conversion of Restricted and Unrestricted Subsidiaries	154
Section 9.09 ERISA Compliance	155
Section 9.10 Sale or Discount of Receivables	155
Section 9.11 Mergers, Etc.	156
Section 9.12 Sale of Properties and Liquidation of Swap Agreements	157
Section 9.13 Environmental Matters	159
Section 9.14 Transactions with Affiliates	159
Section 9.15 Subsidiaries	160
Section 9.16 Negative Pledge Agreements; Dividend Restrictions	160
Section 9.17 Gas Imbalances, Take-or-Pay or Other Prepayments	160
Section 9.18 Swap Agreements	160
Section 9.19 Covenants of Parent and Chord LLC	162

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ANNEXES, EXHIBITS AND SCHEDULES

Annex I	List of Maximum Credit Amounts and Elected Revolving Commitments
Exhibit A-1	Form of Note (Revolving Loans)
Exhibit A-2	Form of Note (Term Loans)
Exhibit B	Form of Borrowing Request
Exhibit C	Form of Interest Election Request
Exhibit D	Form of Compliance Certificate
Exhibit E-1	Security Instruments
Exhibit E-2	Form of Guaranty and Security Agreement
Exhibit F	Form of Assignment and Assumption
Exhibit G	Form of Elected Revolving Commitment Increase Certificate
Exhibit H	Form of Additional Lender Certificate
Exhibit I-1	Form of U.S. Tax Compliance Certificate (Foreign Lenders; Not Partnerships)
Exhibit I-2	Form of U.S. Tax Compliance Certificate (Foreign Participants; Not Partnerships)
Exhibit I-3	Form of U.S. Tax Compliance Certificate (Foreign Participants; Partnerships)
Exhibit I-4	Form of U.S. Tax Compliance Certificate (Foreign Lenders; Partnerships)
Schedule 1.02(a)	Existing Letters of Credit
Schedule 1.02(b)	Permitted Existing Secured Swap Agreements
Schedule 7.05	Litigation
Schedule 7.06	Environmental Matters
Schedule 7.14	Subsidiaries
Schedule 7.16	Title Defects
Schedule 7.18	Gas Imbalances
Schedule 7.19	Marketing Contracts
Schedule 7.20	Swap Agreements
Schedule 8.18	Post-Closing Covenants
Schedule 9.02	Debt
Schedule 9.03	Liens
Schedule 9.04(b)	Investments

THIS AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 1, 2022, is among: Chord Energy Corporation, a Delaware corporation (the “Parent”); Chord Energy LLC, a Delaware limited liability company (f/k/a Oasis Petroleum LLC) (“Chord LLC”), Oasis Petroleum North America LLC, a Delaware limited liability company (the “Borrower”); each of the Lenders from time to time party hereto; and Wells Fargo Bank, National Association (in its individual capacity, “Wells Fargo”) as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
WHEREAS, the Parent, Chord LLC and the Borrower are each a party to that certain Credit Agreement, dated as of November 19, 2020, with the banks, financial institutions and other lending institutions from time to time party as lenders thereto and Wells Fargo, as administrative agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Fifth Amendment Effective Date, the “Existing Credit Agreement”);
WHEREAS, prior to the Effective Date, the Parent formed Ohm Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Parent, and Whiting Holdings LLC (f/k/a New Ohm LLC), a Delaware limited liability company and wholly-owned subsidiary of the Parent, for the purpose of acquiring Whiting Petroleum Corporation, a Delaware corporation (“Whiting”) and its subsidiaries and on March 7, 2022, the Parent, Ohm Merger Sub Inc., Whiting Holdings LLC (f/k/a/ New Ohm LLC) (“Whiting Holdco”) and Whiting executed that certain Agreement and Plan of Merger (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Effective Date, the “Merger Agreement”), pursuant to which (a) Ohm Merger Sub Inc. will be merged with and into Whiting and (b) Whiting will be merged with and into Whiting Holdco and Whiting Holdco shall continue as a direct Wholly-Owned Subsidiary of the Borrower on or prior to the Effective Date (the “Merger”, and together with the payment of cash consideration required under the Merger Agreement and fees and expenses therewith and the other transactions contemplated by the Merger Agreement, the “Merger Transactions”);
WHEREAS, (a) in connection with the Transactions, the Parent, Chord LLC and the Borrower (collectively, the “Parent Group”) desire to amend and restate the Existing Credit Agreement in its entirety, and (b) the Borrower has requested that the Lenders provide certain loans to and extensions of credit on behalf of the Borrower through an amendment and restatement of the Existing Credit Agreement; and
WHEREAS, the Lenders, the Swingline Lender and the Issuing Bank are willing to make available: (i) to the Borrower, such revolving credit and swingline facilities and (ii) to the Borrower and the other Credit Parties (as defined below), such letter of credit facilities, in each case, upon the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS AND ACCOUNTING MATTERS
Section 1.01    Terms Defined Above. As used in this Agreement, each term defined above has the meaning indicated above.
Section 1.02    Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.
“Acquisition Properties” has the meaning assigned to such term in Section 2.07(e)(ii).
“Additional Revolving Lender” has the meaning assigned to such term in Section 2.06(c)(i).
“Additional Revolving Lender Certificate” has the meaning assigned to such term in Section 2.06(c)(ii)(G).
“Additional Term Lender” has the meaning assigned to such term in Section 2.11(c).
“Adjusted Daily Simple SOFR” means, for any day (a “Simple SOFR Rate Day”), a rate per annum equal to the sum of (i) SOFR for the day (such day, a “Simple SOFR Determination Day”) that is five (5) U.S. Government Securities Business Days prior to (A) if such Simple SOFR Rate Day is a U.S. Government Securities Business Day, such Simple SOFR Rate Day or (B) if such Simple SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such Simple SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website; provided that if by 5:00 p.m. on the second (2nd) U.S. Government Securities Business Day immediately following any Simple SOFR Determination Day, SOFR in respect of such Simple SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Adjusted Daily Simple SOFR has not occurred, then SOFR for such Simple SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided further that SOFR as determined pursuant to this proviso shall be utilized for purposes of calculation of Adjusted Daily Simple SOFR for no more than three (3) consecutive Simple SOFR Rate Days; provided further that notwithstanding the foregoing, if SOFR determined as provided above shall be less than the Floor, then SOFR shall be deemed to be the Floor and (ii) the SOFR Adjustment. Any change in Adjusted Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.
“Adjusted Term SOFR” means for any Interest Period, the rate per annum equal to (a) Term SOFR for such Interest Period plus (b) the SOFR Adjustment.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Agents” means, collectively, the Administrative Agent and any other agent for the Lenders from time to time appointed under this Agreement.
“Aggregate Elected Revolving Commitment Amounts” at any time shall equal the sum of the Elected Revolving Commitments, as the same may be increased, reduced or terminated pursuant to Section 2.06(c). As of the Eighth Amendment Effective Date, the Aggregate Elected Revolving Commitment Amounts are equal to $2,000,000,000.
“Aggregate Maximum Credit Amounts” at any time shall equal the sum of the Maximum Credit Amounts. The Aggregate Maximum Credit Amounts as of the Eighth Amendment Effective Date is $4,000,000,000.
“Agreement” means this Amended and Restated Credit Agreement, including any schedules and exhibits hereto, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment, and as the same may from time to time be further amended, restated, amended and restated, supplemented or modified.
“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% and (c) Adjusted Term SOFR for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00% (provided that clause (c) shall not be applicable during any period in which Adjusted Term SOFR is unavailable or unascertainable). Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Term SOFR, respectively.
“Anti-Corruption Laws” means all state or federal laws, rules, and regulations applicable to each member of the Parent Group or any of its respective Subsidiaries from time to time concerning or relating to bribery or corruption, including the FCPA.
“Anti-Money Laundering Laws” means any and all laws, statues, regulations or obligatory government orders, decrees, ordinances or rules related to terrorism financing or money laundering (including, without limitation, the PATRIOT Act, the Money Laundering Control Act of 1986, the Bank Secrecy Act, the Proceeds of Crime (Money Laundering) and

Terrorist Financing Act (Canada), and the rules and regulations promulgated thereunder) of the jurisdictions in which the Borrower or any of its Subsidiaries operates or in which the proceeds of the Loans or Letters of Credit will be used in connection with the operations of each member of the Parent Group or any of its respective Subsidiaries.
“Applicable Margin” means
(a)    for any day during a Borrowing Base Period, with respect to:
(i)    any ABR Revolving Loan or SOFR Revolving Loan or any Swingline Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Total Revolving Commitments Utilization Grid below based upon the Total Revolving Commitments Utilization Percentage then in effect:

Total Revolving Commitments Utilization Grid
Total Revolving Commitments Utilization Percentage	< 25%	≥ 25% < 50%	≥ 50% < 75%	≥ 75% < 90%	≥ 90%
ABR Revolving Loans or Swingline Loans	0.750%	1.000%	1.250%	1.500%	1.750%
Term SOFR Revolving Loans	1.750%	2.000%	2.250%	2.500%	2.750%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%

(ii)    any Term Loan, the rate per annum as set forth in the applicable Term Loan Amendment; and

(b)    for any day during an Investment Grade Period, with respect to:

(i)    any ABR Revolving Loan or SOFR Revolving Loan or any Swingline Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Index Debt Rating Grid below based upon the Applicable Rating Level then in effect:

Index Debt Rating Grid
Applicable Rating Level	Greater than or equal to Baa1/BBB+	Baa2/BBB	Baa3/BBB-	Ba1/BB+	Less than or equal to Ba2/BB
ABR Revolving Loans or Swingline Loans	0.125%	0.25%	0.50%	0.75%	1.00%

Term SOFR Revolving Loans	1.125%	1.25%	1.50%	1.75%	2.00%
Commitment Fee Rate	0.125%	0.15%	0.20%	0.25%	0.30%

(ii)    any Term Loan, the rate per annum as set forth in the applicable Term Loan Amendment.
At all times, each change in the Applicable Margin resulting from a change in the Total Revolving Commitment Utilization Percentage or the Applicable Rating Level, as applicable, shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change, provided, however, that if at any time during a Borrowing Base Period the Borrower fails to deliver a Reserve Report pursuant to Section 8.11(a), then if so elected by the Majority Lenders, until the time that the Borrower delivers such Reserve Report to the Administrative Agent, the “Applicable Margin” means the rate per annum set forth on the grid when the Total Revolving Commitments Utilization Percentage is at its highest level (retroactive to the date on which the Borrower failed to deliver such Reserve Report).
“Applicable Maturity Date” means, when used in reference to any Loan, the Maturity Date applicable to such Loan.
“Applicable Rating Level” means, for any day during any Investment Grade Period, the higher of the ratings by Moody’s or S&P, respectively, applicable on such day to the Index Debt. For purposes of the foregoing, if the ratings established by Moody’s or S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the date on which it is first announced by Moody’s or S&P, as applicable, irrespective of when notice of such change shall have been furnished by the Borrower to the Administrative Agent and the Lenders. Each change in the Applicable Rating Level shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or S&P shall change, or if either Moody’s or S&P shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend these terms to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rating Level shall be determined by reference to the rating most recently in effect prior to such change or cessation.
“Applicable Revolving Percentage” means, with respect to any Revolving Lender, the percentage of the Aggregate Maximum Credit Amounts represented by such Revolving Lender’s Maximum Credit Amount as such percentage is set forth on Annex I; provided that if the

Revolving Commitments have terminated or expired, each Revolving Lender’s Applicable Revolving Percentage shall be determined based upon the Revolving Commitments most recently in effect.
“Applicable Term Loan Percentage” means, with respect to any Term Lender, the percentage of the aggregate Term Commitments of all Term Lenders represented by such Term Lender’s Term Commitment (or, if the Term Commitments have terminated or expired, the percentage of the Total Term Loan Exposures represented by such Term Lender’s Term Loan Exposure at such time).
“Approved Counterparty” shall mean any Person who, with respect to a Swap Agreement, is (a) a Secured Swap Party, or (b) any other Person whose issuer rating or long term senior unsecured debt ratings at the time of entry into such Swap Agreement is A-/A3 by S&P or Moody’s (or their equivalent) or higher (or whose obligations under the applicable Swap Agreement are guaranteed by an Affiliate of such Person meeting such rating standards).
“Approved Electronic Platform” means IntraLinksTM, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system.
“Approved Fund” means an Approved Revolving Fund or an Approved Term Fund, or both, as the context may require.
“Approved Petroleum Engineers” means (a) Netherland, Sewell & Associates, Inc., (b) Ryder Scott Company Petroleum Consultants, L.P., (c) DeGolyer and MacNaughton, (d) Cawley, Gillespie & Associates, Inc. and (e) any other independent petroleum engineers reasonably acceptable to the Administrative Agent.
“Approved Revolving Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Revolving Lender, (b) an Affiliate of a Revolving Lender or (c) an entity or an Affiliate of an entity that administers or manages a Revolving Lender.
“Approved Term Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Term Lender, (b) an Affiliate of a Term Lender or (c) an entity or an Affiliate of an entity that administers or manages a Term Lender.
“Arranger” means Wells Fargo Securities, LLC, in its capacities as the sole lead arranger and sole bookrunner hereunder.
“ASC” means the Financial Accounting Standards Board Accounting Standards Codification, as in effect from time to time.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 12.04(b)), and accepted by the Administrative Agent, in the form of Exhibit F or any other form approved by the Administrative Agent.
“Availability Period” means the period from and including the Effective Date to but excluding the Termination Date.
“Available Borrowing Base” means, at any time, the Borrowing Base then in effect minus the Total Term Loan Exposures at such time minus the aggregate principal amount of all Permitted Secured Term Debt outstanding at such time.
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.03(c)(iv).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bank Products” means any of the following bank services: (a) commercial credit cards, including merchant card services and purchase or debit cards, including non-card e-payables services, (b) stored value cards, and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).
“Bank Price Deck” means the Administrative Agent’s most recent internal price deck on a forward curve basis for each of oil, natural gas and other Hydrocarbons, as applicable, furnished to the Borrower by the Administrative Agent from time to time.

“Bank Products Provider” means any Revolving Lender or Affiliate of a Revolving Lender that provides Bank Products to any member of the Parent Group or any Restricted Subsidiary.
“Basket” shall mean any amount, threshold, exception or value (including any Fixed Basket and Non-Fixed Basket) permitted or prescribed with respect to any Lien, Debt, Disposition, Investment, Restricted Payment, transaction, action, judgment or amount under any provision in this Agreement or any other Loan Document. For all purposes hereunder, (x) “Fixed Basket” shall mean any Basket that is subject to a fixed-Dollar limit (including Baskets based on a percentage of EBITDAX or Consolidated Total Assets) and (y) “Non-Fixed Basket” shall mean any Basket that is subject to compliance with a financial ratio or test (including any Basket requiring compliance with the Leverage Ratio or the Secured Leverage Ratio covenant on a Pro Forma Basis).
“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.03(c)(i).
“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:
(a) Adjusted Daily Simple SOFR; or
(b) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities.
“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the then-current Benchmark:
(a)    in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(b)    in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(a)    a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(b)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the NYFRB, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03(c)(i) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03(c)(i).
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Board” means the Board of Governors of the Federal Reserve System of the United States of America or any successor Governmental Authority.
“Borrowing” means (a) Loans of the same Type and Class, made, converted or continued on the same date and, in the case of Term SOFR Loans, as to which a single Interest Period is in effect or (b) a Swingline Loan.
“Borrowing Base” means at any time an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time pursuant to Section 8.12(c) or Section 9.12(d).
“Borrowing Base Deficiency” means, at any time during a Borrowing Base Period, the amount by which (a) (i) the Total Revolving Credit Exposures at such time plus (ii) the Total Term Loan Exposures at such time (if any) plus (iii) the aggregate principal amount of Permitted Pari Term Loan Debt outstanding at such time (if any) exceeds (b) the Borrowing Base then in effect.
“Borrowing Base Period” means (a) initially, the period beginning on the Effective Date and ending on the last day immediately prior to the commencement of an Investment Grade Period and (b) thereafter, any period other than an Investment Grade Period.

“Borrowing Base Properties” means the proved Oil and Gas Properties of the Credit Parties included in the Initial Reserve Reports and thereafter in the most recently delivered Reserve Report delivered hereunder.
“Borrowing Base Value” means, with respect to any Oil and Gas Property of a Credit Party or any Swap Agreement in respect of commodities, the value the Administrative Agent attributed to such asset in connection with the most recent determination of the Borrowing Base.
“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03.
“Business Day” means any day that (a) is not a Saturday, Sunday or other day on which the NYFRB is closed and (b) is not a day on which commercial banks in New York City or Houston, Texas are closed.
“Call Spread Counterparties” means one or more financial institutions selected by the Parent to sell the options contemplated by the Permitted Bond Hedge Transaction(s) and purchase the warrants contemplated by the Permitted Warrant Transaction(s).
“Canadian Defined Benefit Pension Plan” means a Canadian Pension Plan that contains a “defined benefit provision” as such term is defined in subsection 147.1(1) of the Income Tax Act (Canada).
“Canadian Dollar” means the lawful currency of Canada.
“Canadian Issuing Bank” means Canadian Imperial Bank of Commerce.
“Canadian Guarantee and Security Agreement” means the Canadian Guarantee and Security Agreement, dated as of the Fifth Amendment Effective Date, executed by each of the Specified Canadian Subsidiaries and each other party thereto, in form and substance reasonably satisfactory to the Administrative Agent, as the same may be amended, modified or supplemented from time to time.
“Canadian Pension Legislation” means the Income Tax Act (Canada), the Pension Protection Act (Canada), and, as applicable, any other Canadian federal or provincial pension standards legislation, in each case as amended from time to time.
“Canadian Pension Plan” means any “registered pension plan”, as such term is defined in subsection 248(1) of the Income Tax Act (Canada), or any pension plan that is otherwise required to be registered under the Pension Benefits Standards Act, 1985 (Canada) or similar provincial pension standards legislation, in each case, which is sponsored, administered, maintained or contributed to by, or to which there is or may be an obligation to contribute by, the Borrower or any Subsidiaries in respect of any current or former directors, officers, employees or consultants of the Borrower or its Subsidiaries, provided that a Canadian Pension Plan shall not include any statutory pension plan that is maintained by a Governmental Authority, including the Canada Pension Plan and the Quebec Pension Plan.

“Canadian Pension Plan Termination Event” means any of the following: (a) the institution of an order, or the receipt by the Borrower or any Subsidiary of a notice of intent to make and order, by a Governmental Authority to revoke the registration of any Canadian Pension Plan under Canadian Pension Legislation; or (b) the creation of a Lien in respect of a Canadian Pension Plan, including any Lien imposed by statute pursuant to Canadian Pension Legislation, but excluding any Lien arising by statute pursuant to Canadian Pension Legislation in respect of contributions that are not yet due, that is not remedied within 30 days of the time that the Borrower or its Subsidiaries become aware, or reasonably ought to have become aware of such Lien.
“Capital Expenditures” means accrued capital expenditures (as determined in accordance with GAAP) of the Parent and its Consolidated Restricted Subsidiaries for any period, including exploration and production expenses and other capital expenditures.
“Capital Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder.
“Casualty Event” means any loss, casualty or other insured damage to, or any nationalization, taking under power of eminent domain or by condemnation or similar proceeding of, any Property of the Borrower or any of its Restricted Subsidiaries having a fair market value in excess of $15,000,000.
“CFC” means any subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code.
“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Parent, (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Parent by Persons who were not (i) members of the board of directors of Parent as of the Effective Date, (ii) nominated (or whose nomination was approved) by the board of directors of the Parent or (iii) appointed (or whose appointment was approved) by directors so nominated (or whose nomination was so approved), (c) the Parent fails to own directly or indirectly all of the Equity Interests of the Borrower, (d) the occurrence of a “change of control” (or any other similar event) under any Material Indebtedness or (e) the occurrence of a “change of control” or similar event with respect to any Permitted Junior Lien Term Loan Debt, Permitted Pari Term Loan Debt or any Permitted Refinancing Debt in respect of any of the foregoing Debt referred to in this clause (e).
“Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation, implementation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 5.01(b), by any lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided, however, for the purposes of this Agreement, each of the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, guidelines or directives in connection therewith or promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision or the United States or foreign regulatory authorities, in each case, pursuant to Basel III, shall be deemed to be a change in law regardless of when such law, rule or regulation goes into effect or is adopted.
“Class” (a) when used with respect to any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments, (b) when used with respect to Commitments, refers to whether such Commitments are Revolving Commitments or Term Commitments and (c) when used with respect to Loans, refers to whether such Loans are Revolving Loans, Term Loans of a given Term Loan Facility, or Extended Term Loans of a given Term Loan Extension Series. Loans that are not fungible for United States federal income tax purposes shall be construed to be in different Classes or tranches. Commitments that, if and when drawn in the form of Loans, would yield Loans that are construed to be in different Classes or tranches pursuant to the immediately preceding sentence shall be construed to be in different Classes or tranches of Commitments corresponding to such Loans. There shall be no more than an aggregate of three Classes of Term Loan Facilities under this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Collateral” means all Property which is subject to a Lien under one or more Security Instruments.
“Commitment” means, with respect to any Lender, such Lender’s Term Commitment or Revolving Commitment, as applicable. The total Commitment is the aggregate amount of the Commitments of all Lenders.
“Commitment Fee Rate” has the meaning set forth in the definition of “Applicable Margin”.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 5.02 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Consolidated Net Income” means with respect to the Parent and the Consolidated Restricted Subsidiaries, for any period, the aggregate of the net income (or loss) of the Parent and the Consolidated Restricted Subsidiaries, without duplication, after allowances for taxes for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (a) the net income of any Person in which the Parent or any Consolidated Restricted Subsidiaries has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of the Parent and the Consolidated Restricted Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in cash during such period by such Person to the Parent or any Consolidated Restricted Subsidiary; (b) the net income (but not loss) during such period of any Consolidated Restricted Subsidiaries to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Restricted Subsidiaries is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Restricted Subsidiary or is otherwise restricted or prohibited, in each case determined in accordance with GAAP; (c) the net income (or loss) of any Person acquired in a pooling-of-interests transaction for any period prior to the date of such transaction; (d) any extraordinary non-cash gains or losses during such period and (e) any gains or losses attributable to writeups or writedowns of assets, including ceiling test writedowns.
“Consolidated Restricted Subsidiaries” means any Restricted Subsidiaries that are Consolidated Subsidiaries.
“Consolidated Subsidiaries” means each Subsidiary of the Parent (whether now existing or hereafter created or acquired), the financial statements of which shall be (or should have been) consolidated with the financial statements of the Parent in accordance with GAAP.
“Consolidated Total Assets” shall mean the total assets of the Borrower and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, as shown on the most recent consolidated balance sheet of the Borrower.
“Consolidated Unrestricted Subsidiaries” means any Unrestricted Subsidiaries that are Consolidated Subsidiaries.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Control Agreement” has the meaning assigned to such term in the Guaranty and Security Agreement.
“Convertible Notes” means any unsecured senior or unsecured senior subordinated Debt securities (whether registered or privately placed) convertible into Equity Interests of the Parent (other than Disqualified Capital Stock) incurred pursuant to a Convertible Notes Indenture.
“Convertible Notes Indenture” means any indenture among the Parent, as issuer, the subsidiary guarantors party thereto and the trustee named therein, pursuant to which the Convertibles Notes are issued, as the same may be amended or supplemented in accordance with Section 9.04(b).
“Covered Entity” means any of the following:
(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 47.3(b); or
(iii)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 382.2(b).
“Covered Party” has the meaning assigned to it in Section 12.19.
“Credit Parties” means, collectively, the Borrower and each Guarantor, and “Credit Party” means any one of the foregoing.
“Crestwood Common Units” means common units representing limited partner interests in Crestwood Equity Partners LP, a Delaware limited partnership.
“Crestwood Merger” means the transactions described in that certain Agreement and Plan of Merger, dated as of October 25, 2021, by and among Crestwood Equity Partners LP, a Delaware limited partnership, Project Falcon Merger Sub LLC, a Delaware limited liability company, Project Phantom Merger Sub LLC, a Delaware limited liability company, Oasis Midstream Partners LP, a Delaware limited partnership, OMP GP LLC, a Delaware limited liability company, and Crestwood Equity GP LLC, a Delaware limited liability company.
“Current Assets” has the meaning assigned to such term in Section 9.01(a).
“Current Liabilities” has the meaning assigned to such term in Section 9.01(a).
“Current Production” means the lesser of (a) the prior month’s production of each of crude oil and natural gas, calculated separately, of the Borrower and its Restricted Subsidiaries and (b) the forecasted production, as reasonably determined by the Borrower, of each of crude oil and natural gas, calculated separately, of the Borrower and its Restricted Subsidiaries for each month for the period ending no sooner than the latest month for which volumes are hedged under Swap Agreements.
“Current Ratio” has the meaning assigned to such term in Section 9.01(a).
“Daily Simple SOFR Loan” means any Loan bearing interest at a rate based on Adjusted Daily Simple SOFR.
“Debt” means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers’ acceptances, debentures, notes or other similar instruments; (b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) all accounts payable and all accrued expenses, liabilities or other obligations of such Person to pay the deferred purchase price of Property or services, other than any such obligations that (i) are not greater than sixty (60) days past the date of invoice or delinquent or (ii) are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (d) all obligations under Capital Leases; (e) all obligations under Synthetic Leases; (f) all Debt (as defined in the other clauses of this definition) of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any Property of such Person, whether or not such Debt is assumed by such Person; (g) all Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others to purchase the Debt or Property of others; (i) obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments, other than gas balancing arrangements in the ordinary course of business; (j) obligations to pay for goods or services even if such goods or services are not actually received or utilized by such Person (other than firm transportation or storage, or drilling contracts); (k) any Debt of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability; (l) Disqualified Capital Stock; and (m) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment. The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP.
“Debt Transactions” means, with respect to (a) the Borrower, the execution, delivery and performance by the Borrower of this Agreement and each other Loan Document to which it is a party, the borrowing of Loans, the use of the proceeds thereof and/or the issuance of Letters of Credit, and the grant or reaffirmation of Liens by the Borrower on Mortgaged Properties and other Properties pursuant to the Security Instruments and (b) each Guarantor, the execution, delivery and performance by such Guarantor of each Loan Document to which it is a party, the guaranteeing (or reaffirmation of existing guaranties) of the Indebtedness and the other obligations under the Guaranty and Security Agreement and if applicable, the Canadian Guarantee and Security Agreement by such Guarantor, and the grant or reaffirmation of Liens by such Guarantor on Mortgaged Properties and other Properties pursuant to the Security Instruments.
“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Defaulting Lender” means any Lender that (a) has failed to (i) within three (3) Business Days of the date required to be funded or paid, to fund any portion of its Loans, unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied or (ii) within three (3) Business Days of the date required to be funded or paid, to fund any portion of its Loans, fund any portion of its participations in Letters of Credit or Swingline Loans or pay over to any Credit Party any other amount required to be paid by it hereunder; (b) has notified the Borrower or any other Credit Party in writing, or has made a public statement, to the effect that it does not intend or expect to comply with any of its funding obligations under this Agreement or generally under other agreements in which it commits to extend credit (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied); (c) has failed, within three (3) Business Days after request by the Administrative Agent, a Swingline Lender or a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent; or (d) has (or whose bank holding company has) been placed into receivership, conservatorship or bankruptcy or has become subject to a Bail-In Action; provided that (x) a Lender shall not become a Defaulting Lender solely as a result of the acquisition or maintenance of an ownership interest in such Lender or Person controlling such Lender or the exercise of control over a Lender or Person controlling such Lender by a Governmental Authority or an instrumentality thereof, (y) the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator with respect to a Lender or Person under the Dutch Financial Supervision Act 2007 (as amended from time to time and including any successor legislation) shall not be deemed an event described in clause (d) hereof, so long as, in the case of each of clauses (x) and (y), such ownership interest or such appointment, as applicable, does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such governmental authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender, and (z) no Term Lender shall be a Defaulting Lender solely as a result of the circumstances referred to in clause (d) of this definition at any time that it has any outstanding Term Loans.
“Disposition” means with respect to any Property, any sale, lease, sale and leaseback transaction, assignment, farmout, exchange, conveyance, transfer or other disposition (including by way of a merger or consolidation) of such Property or any interest therein. The terms “Dispose” and “Disposed of” shall have correlative meanings.
“Disqualified Capital Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible or exchangeable for Debt or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is one year after the earlier of (a) the Latest Maturity Date and (b) the date on which Payment in Full has occurred.
“dollars” or “$” refers to lawful money of the United States of America.
“Dollar Equivalent” means, subject to Section 2.08(m), for any amount, at the time of determination thereof, (a) if such amount is expressed in dollars, such amount and (b) if such amount is expressed in Canadian Dollars, the equivalent of such amount in dollars as determined by the Administrative Agent at such time in its sole discretion by reference to the most recent Spot Rate for Canadian Dollars (as determined as of the most recent Revaluation Date) for the purchase of dollars with Canadian Dollars.
“Domestic Subsidiary” means any Restricted Subsidiary that is organized under the laws of the United States of America or any state thereof or the District of Columbia.
“EBITDAX” means, for any period, the sum of Consolidated Net Income for such period, plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: (i) interest, (ii) income taxes, (iii) depreciation, depletion, amortization or exploration expenses and other similar non-cash charges, (iv) any fees, expenses and other transaction costs (whether or not such transactions were consummated) in connection with the Transactions which are incurred through December 31, 2022, (v) without duplication of any amounts added back pursuant to clause (iv), transaction costs and other fees and expenses of third party advisors (including without limitation legal counsel, investment bankers, accountants, consultants, engineers and similar professionals) incurred during such period or any amortization thereof for such period, in connection with any acquisition, investment, asset disposition, issuance or repayment of Debt, issuance of equity securities, refinancing transaction or amendment or other modification of any debt instrument (in each case, including any such transaction undertaken but not completed), (vi) any costs, charges or expenses relating to severance, cost savings (including reductions in general and administrative expenses), operating expense reductions, facilities closing, consolidations and integration costs, and other restructuring charges or reserves; provided that the amount that may be added back pursuant to this clause (vi) for any Fiscal Quarter (any Fiscal Quarter for which the maximum addback pursuant to this proviso is being calculated, a “Subject Fiscal Quarter”) shall not exceed (1) the greater of (X) $100,000,000 and (Y) 10.0% of EBITDAX for the period of four consecutive fiscal quarters ending on the last day of such Subject Fiscal Quarter (calculated in accordance with this definition but prior to giving effect to any addback pursuant to this clause (vi)) minus (2) the aggregate of all amounts added back pursuant to this clause (vi) during such period of four fiscal quarters ending on the last day of such Subject Fiscal Quarter; provided further that, for the avoidance of doubt, (I) any addback to EBITDAX for any fiscal quarter made pursuant to this clause (vi) in reliance on the limitation set forth in clause (1)(Y) above may be included in the calculation of EBITDAX for any subsequent period of four consecutive fiscal quarters that includes such fiscal quarter, notwithstanding any decline in the amount set forth in clause (1)(Y) for such subsequent period and (II) correspondingly, any such decline in the amount set forth in clause (1)(Y) for any subsequent period shall not result in any amounts previously added back pursuant to this clause (vi) in reliance on the limitation set forth in clause (1)(Y) above ceasing to be permitted to be added back pursuant to this clause (vi), (vii) any net losses from the Liquidation of any Swap Agreement and (viii) any losses on asset dispositions or abandonments (other than the sale of Hydrocarbons in the ordinary course of business), minus the following to the extent included in Consolidated Net Income in such period, (a) all non-cash income added to Consolidated Net Income and (b) any net gains from the Liquidation of any Swap Agreement and (c) any gains on asset dispositions or abandonments (other than the sale of Hydrocarbons in the ordinary course of business). For the purposes of calculating EBITDAX for any Test Period for any determination of the Leverage Ratio or the Secured Leverage Ratio, if at any time during such Test Period the Borrower or any Consolidated Restricted Subsidiary shall have made any Material Disposition or Material Acquisition, the EBITDAX for such Test Period shall be calculated after giving pro forma effect thereto as if such Material Disposition or Material Acquisition had occurred on the first day of such Test Period; provided that such pro forma adjustments shall be acceptable to Administrative Agent and the Borrower.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which the conditions specified in Section 6.01 are satisfied (or waived in accordance with Section 12.02).
“Eighth Amendment” means that certain Eighth Amendment to Amended and Restated Credit Agreement, dated as of October 30, 2026, among the Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
“Eighth Amendment Effective Date” has the meaning assigned to such term in the Eighth Amendment.
“Elected Revolving Commitment” means, as to each Revolving Lender, the amount set forth opposite such Revolving Lender’s name on Annex I under the caption “Elected Revolving Commitment”, as the same may be increased, reduced or terminated from time to time in connection with an optional increase, reduction or termination of the Aggregate Elected Revolving Commitment Amounts pursuant to Section 2.06(c).
“Elected Revolving Commitment Increase Certificate” has the meaning assigned to such term in Section 2.06(c)(ii)(F).
“Election Notice” has the meaning assigned to such term in Section 3.04(c)(ii).
“Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.
“Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.
“Engineering Reports” has the meaning assigned such term in Section 2.07(c)(i).
“Environmental Laws” means any and all Governmental Requirements pertaining in any way to occupational health and worker safety (to the extent relating to exposure to Hazardous Materials), the protection of the environment, the preservation or reclamation of natural resources, or the management, Release or threatened Release of any Hazardous Materials, in effect in any and all jurisdictions in which the Parent, the Borrower or any Subsidiary is conducting or at any time has conducted business, or where any Property of the Borrower or any Subsidiary is located, including without limitation, the Oil Pollution Act of 1990, as amended, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 (“CERCLA”), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended (to the extent relating to exposure to Hazardous Materials), the Resource Conservation and Recovery Act of 1976 (“RCRA”), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other analogous state or local environmental conservation or protection Governmental Requirements.

“Environmental Permit” means any permit, registration, license, approval, consent, exemption, variance, or other authorization required under or issued pursuant to applicable Environmental Laws.
“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.
“ERISA Affiliate” means each trade or business (whether or not incorporated) which together with the Borrower or a Subsidiary would be deemed to be a “single employer” within the meaning of section 4001(b)(1) of ERISA or subsections (b) or (c) of section 414 of the Code, or solely with respect to Section 412 of the Code or Section 302 of ERISA, subsections (m) or (o) of section 414 of the Code.
“ERISA Event” means: (a) any “reportable event,” as defined in section 4043(c) of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the failure of a Plan to meet the minimum funding standards under section 412 of the Code or section 302 of ERISA (determined without regard to any waiver of the funding provisions therein or in section 430 of the Code or section 303 of ERISA); (c) the filing pursuant to section 412 of the Code or section 303 of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the failure of a Plan to satisfy the requirements of section 401(a)(29) of the Code, section 436 of the Code or section 206(g) of ERISA; (e) the incurrence by the Borrower, a Subsidiary or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan (including any liability in connection with the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under section 4041 of ERISA); (f) the receipt by the Borrower, a Subsidiary or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan or the occurrence of any other event or condition which might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (g) the incurrence by the Borrower, a Subsidiary or any ERISA Affiliate of any liability under section 4062(e) of ERISA or with respect to the withdrawal or partial withdrawal from any Plan (including as a “substantial employer,” as defined in section 4001(a)(2) of ERISA) or Multiemployer Plan (including the incurrence by the Borrower, a Subsidiary or any ERISA Affiliate of any Withdrawal Liability); (h) the occurrence of an act or omission which could give rise to the imposition on the Borrower, a Subsidiary or any ERISA Affiliate of fines, penalties, taxes or related charges or liabilities under Chapter 43 of the Code or under section 409, section 502, or section 4071 of ERISA in respect of any employee benefit plan (within the meaning of section 3(3) of ERISA); or (i) the receipt by the Borrower, a Subsidiary or any ERISA Affiliate of any notice concerning the imposition of a Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, in endangered or critical status, within the meaning of section 305 of ERISA, or insolvent, within the meaning of Title IV of ERISA.
“Erroneous Payment” has the meaning assigned thereto in Section 11.12(a).
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Event of Default” has the meaning assigned such term in Section 10.01.
“Excepted Liens” means: (a) Liens for Taxes, assessments or other governmental charges or levies which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (b) Liens arising by operation of law in connection with workers’ compensation, unemployment insurance or other social security, old age pension or public liability obligations which are not delinquent for more than 30 days or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (c) statutory landlord’s liens, operators’, vendors’, carriers’, warehousemen’s, repairmen’s, mechanics’, suppliers’, workers’, materialmen’s, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties each of which is in respect of obligations that are not delinquent for more than 30 days or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (d) contractual Liens which arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements which are usual and customary in the oil and gas business and are for claims which are not delinquent for more than 30 days or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, provided that any such Lien referred to in this clause does not materially impair the use of any material Property covered by such Lien for the purposes for which such Property is held by the Borrower or any Restricted Subsidiary or materially impair the value of such Property subject thereto; (e) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies or customary deposit account terms and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board and no such deposit account is intended by Parent or any of its Restricted Subsidiaries to provide collateral to the depository institution; (f) easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any Property of the Parent or any Restricted Subsidiary for the

purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, that do not secure any monetary obligations and which in the aggregate do not materially impair the use of any material Property for the purposes of which such Property is held by the Parent or any Restricted Subsidiary or materially impair the value of any material Property subject thereto; (g) leases, licenses, subleases or sublicenses granted to others not interfering in any material respect with the business of the Parent or any Restricted Subsidiary, taken as a whole; (h) Liens arising from precautionary UCC financing statement or similar filings; (i) Liens on cash or securities pledged to secure (or to secure the bonds, letters of credit or similar instruments securing) performance of tenders, surety, stay, customs and appeal bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory obligations, plugging and abandonment or decommissioning obligations, regulatory obligations and other obligations of a like nature, including those incurred to secure health, safety and environmental obligations, incurred in the ordinary course of business and (j) judgment and attachment Liens not giving rise to an Event of Default; provided that any appropriate legal proceedings which may have been duly initiated for the review of any such judgment that, individually or in the aggregate, exceeds the materiality threshold applicable thereto set forth in Section 10.01(k), shall not have been finally terminated or the period within which such proceeding may be initiated shall not have expired and no action to enforce such Lien has been commenced; provided, further that (i) Liens described in clauses (a) through (d) shall remain “Excepted Liens” only for so long as no action to enforce such Lien has been commenced that has not been stayed or dismissed and no intention to subordinate the first priority Lien granted in favor of the Administrative Agent and the Lenders is to be hereby implied or expressed by the permitted existence of such Excepted Liens and (ii) the term “Excepted Liens” shall not include any Lien securing Debt for borrowed money other than the Indebtedness.
“Excess Cash” means as of any date, the cash or cash equivalents of the Borrower or any other Credit Party in excess of the greater of (i) 10% of the amount of the Aggregate Elected Revolving Commitment Amounts on such date and (ii) $200,000,000 in the aggregate (other than, without duplication, (i) cash collateral with respect to Letters of Credit, (ii) any cash set aside and to be used to pay royalty or other production revenue obligations of the Credit Parties for amounts which have accrued to unaffiliated third parties, (iii) any cash set aside to and to be used to pay in the ordinary course of business amounts (other than royalty or other production revenue obligations) of the Credit Parties then due and owing to unaffiliated third parties and for which the Credit Parties have issued checks or have initiated wires or ACH transfers (or will issue checks or initiate wires or ACH transfers within five (5) Business Days) in order to make such payments, (iv) any cash set aside and used solely for payroll or employee benefits or for the payment of taxes of the Credit Parties, (v) any cash of the Credit Parties constituting purchase price deposits set aside and held in escrow by an unaffiliated third party pursuant to a binding and enforceable purchase and sale agreement with an unaffiliated third party containing customary provisions regarding the payment and refunding of such deposits, (vi) any cash set aside to pay the purchase price for any acquisition of any Property not prohibited by this Agreement by the Borrower or any direct or indirect Restricted Subsidiary pursuant to a binding and enforceable purchase and sale, merger or similar agreement with an unaffiliated third party, to be used within thirty (30) days after such time so long as such cash is held in a deposit account subject to a Control Agreement in favor of the Administrative Agent).
“Excluded Lender” means, any Person that is an Industry Competitor, a Credit Party, any Credit Party’s Affiliate or Subsidiary, a Defaulting Lender or a natural person (including a holding company, investment vehicle or trust for, owned and operated for the primary benefit of, a natural person).
“Excluded Subsidiary” means (a) any Foreign Subsidiary (excluding any Specified Canadian Subsidiary), (b) any CFC, (c) any FSHCO, (d) any Subsidiary that is a direct or indirect subsidiary of any CFC or FSHCO, (e) any Unrestricted Subsidiary, (f) any Restricted Subsidiary that is not a Material Subsidiary and (g) so long as such Subsidiary does not own any Borrowing Base Property, any Subsidiary that is prohibited by (i) any applicable contractual obligation existing on the Effective Date (other than customary non-assignment provisions that are ineffective under the Uniform Commercial Code or other applicable law or any term, covenant, condition or provision that could be waived by the Parent or its Affiliates and only to the extent such contractual obligation was not entered into in contemplation of such Subsidiary becoming a Subsidiary or a Restricted Subsidiary) or (ii) any Governmental Requirement, in each case, from guaranteeing or granting Liens to secure the Indebtedness at the time such Subsidiary becomes a Restricted Subsidiary (and for so long as such restriction or any replacement or renewal thereof is in effect) or such guarantee or grant of Liens to secure the Indebtedness at the time such Subsidiary becomes a Restricted Subsidiary would require a consent, approval, license or authorization of a Governmental Authority (unless such consent, approval, license or authorization has been received and only for so long as such restriction is outstanding).
“Excluded Swap Obligation” means, with respect to any Credit Party individually determined on a Credit Party by Credit Party basis, any Indebtedness in respect of any Swap Agreement if, and solely to the extent that, all or a portion of the guarantee of such Person of, or the grant by such Person of a security interest to secure, such Indebtedness in respect of any Swap Agreement (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Person’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guarantee or grant of a security interest becomes effective with respect to such related Indebtedness in respect of any Swap Agreement. If any Indebtedness in respect of any Swap Agreement arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Indebtedness in respect of any Swap Agreement that is attributable to swaps for which such guarantee or security interest is or becomes illegal.
“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower or any Guarantor hereunder or under any other Loan Document, (a) Taxes imposed on (or measured by) its net income (however denominated), franchise Taxes, and branch profits Taxes (i) imposed as a result of such recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, any U.S. federal withholding tax that is imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement or designates a new lending office, except to the extent that such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts with respect to such withholding tax pursuant to Section 5.03(a) or Section 5.03(c), (c) any withholding tax that is attributable to the Administrative Agent’s or any Lender’s failure to comply with Section 5.03(f), and (d) any withholding taxes imposed by FATCA.
“Excluded Term Loan Exposures” shall mean the Term Loan Exposures of Term Lenders holding Term Loans with respect to which the terms of the Term Loan Amendments for such Term Loans specifically state that such Term Loans and the Term Loan Exposure attributable to such Term Loans shall not be included for purposes of determining the “Majority Lenders” or the “Required Lenders” for any purpose under this Agreement, including for purposes of determining an approval of a Borrowing Base increase pursuant to Section 2.07(c)(iii).
“Existing Credit Agreement” shall have the meaning provided in the recitals to this Agreement.
“Existing Letters of Credit” shall mean each letter of credit existing on the Effective Date and identified on Schedule 1.02(a) and any amendments, extensions and renewals thereof.
“Existing Revolving Class” means a Class of Existing Revolving Commitments and related Existing Revolving Loans.
“Existing Revolving Commitments” means, with respect to a Class of Revolving Commitments, the Revolving Commitments of such Class at the time a Borrowing Request is made.
“Existing Revolving Loans” means, with respect to a Class of Revolving Loans, the Revolving Loans of such Class at the time a Revolving Loan Extension Request is made.
“Existing Senior Notes” means (a) the Debt issued under that certain Indenture, dated as of June 9, 2021, by and among the Parent and each of the guarantors party thereto, and Regions Bank as trustee and (b) the Senior 2030 Notes.
“Extended Revolving Class” means a Class of Extended Revolving Commitments and related Extended Revolving Loans.
“Extended Revolving Commitments” means, with respect to a Class of Revolving Commitments, all or the portion of such Class extended pursuant to Section 2.10, as applicable.
“Extended Revolving Loans” means with respect to a Class of Revolving Loans, all or the portion of such Class of Revolving Loans extended pursuant to Section 2.10, as applicable.

“Extending Revolving Lender” has the meaning set forth in Section 2.10(b).
“Extended Term Loan Facility” means any Extended Term Loans of a given Term Loan Extension Series.
“Extended Term Loans” has the meaning set forth in Section 2.12(a)(ii).
“Extending Term Lender” has the meaning set forth in Section 2.12(a)(ii).
“Extension Amendment” has the meaning set forth in Section 2.12(c).
“Facility” or “Facilities” means each of (a) any Term Loan Facility, (b) any Extended Term Loan Facility and (c) the Total Revolving Commitments and the extensions of credit made thereunder.
“FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of the foregoing.
“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.
“Federal Funds Effective Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the NYFRB on the Business Day next succeeding such day, provided that if such rate is not so published for any day which is a Business Day, the Federal Funds Effective Rate for such day shall be the average of the quotation for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“FERC” means the Federal Energy Regulatory Commission or any of its successors.
“Fifth Amendment” means that certain Fifth Amendment to Amended and Restated Credit Agreement, dated as of May 31, 2024, among the Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
“Fifth Amendment Effective Date” has the meaning assigned to such term in the Fifth Amendment.
“Finance Co” means a Restricted Subsidiary that is a Guarantor formed by the Parent for the purpose of being a co-issuer of Senior Notes or any Permitted Secured Term Debt issued by the Parent or the Borrower.

“Financial Officer” means, for any Person, any vice president, the chief financial officer, principal accounting officer, treasurer or controller of such Person. Unless otherwise specified, all references herein to a Financial Officer means a Financial Officer of the Borrower.
“Financial Statements” means the financial statement or statements of the Parent and its Consolidated Subsidiaries referred to in Section 7.04(a).
“Fitch” means Fitch Ratings, Inc. and any successor thereto that is a nationally recognized rating agency.
“First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement, dated as of August 8, 2022 among the Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
“Flood Insurance Regulations” means (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (c) the National Flood Insurance Reform Act of 1994 (amending 42 USC § 4001, et seq.), as the same may be amended or recodified from time to time, and (d) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.
“Floor” means a rate of interest equal to 0.00%.
“Foreign Lender” means any Lender that is not a U.S. Person.
“Foreign Subsidiary” means any Restricted Subsidiary that is not a Domestic Subsidiary.
“Fourth Amendment Effective Date” has the meaning assigned to such term in the Fourth Amendment.
“Fourth Amendment” means that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2023, among the Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
“FSHCO” means any domestic subsidiary, substantially all the assets of which consist of equity interests, or debt and equity interests, in CFCs.
“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time subject to the terms and conditions set forth in Section 1.05.
“Governmental Authority” means the government of the United States of America, Canada any other nation or any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government over the Parent, the Borrower, any Subsidiary, any of their Properties, any Agent, the Issuing Bank or any Lender.

“Governmental Requirement” means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, rule of common law, authorization or other directive or requirement, whether now or hereinafter in effect, including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.
“Guarantors” means:
(a)    the Parent;
(b)    Chord LLC;
(c)    Chord Energy Marketing LLC, a Delaware limited liability company;
(d)    Oasis Well Services LLC, a Delaware limited liability company;
(e)    OMS Holdings LLC, a Delaware limited liability company;
(f)    Oasis Petroleum Permian LLC, a Delaware limited liability company;
(g)    Oasis Investment Holdings LLC, a Delaware limited liability company;
(h)    Whiting Holdco;
(i)    Whiting Opco;
(j)    Spark Canadian Holdings Inc., a Delaware corporation;
(k)    Enerplus Resources U.S. Inc., a Delaware corporation;
(l)    Enerplus Resources (USA) Corporation, a Delaware corporation;
(m)    Enerplus Williston I, LLC, a Delaware limited liability company;
(n)    Enerplus Williston II, LLC, a Delaware limited liability company;
(o)    each Specified Canadian Subsidiary; and
(p)    each other Person that guarantees the Indebtedness pursuant to Section 8.13(b).
“Guaranty and Security Agreement” means the Amended and Restated Guaranty and Security Agreement executed by the Credit Parties in substantially the form of Exhibit E-2 pursuant to which the Credit Parties (a) unconditionally guaranty on a joint and several basis, payment of the Indebtedness, and (b) grant Liens and a security interest on the Credit Parties’ personal property constituting “collateral” as defined therein in favor of the Administrative Agent for the benefit of the Secured Parties to secure the Indebtedness, as the same may be amended, modified or supplemented from time to time.

“Hazardous Material” means any substance regulated or as to which liability might arise under any applicable Environmental Law due to its hazardous, toxic, dangerous or deleterious properties or characteristics including, without limitation: (a) any chemical, compound, material, product, byproduct, substance or waste defined as or included in the definition or meaning of “hazardous substance,” “hazardous material,” “hazardous waste,” “solid waste,” “toxic waste,” “extremely hazardous substance,” “toxic substance,” “contaminant,” “pollutant,” or words of similar meaning or import found in any applicable Environmental Law; (b) Hydrocarbons, petroleum products, petroleum substances, natural gas, oil, oil and gas waste, crude oil, and any components, fractions, or derivatives thereof; and (c) radioactive materials, explosives, asbestos or asbestos containing materials, polychlorinated biphenyls, radon, infectious or medical wastes.
“Highest Lawful Rate” means, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Loans or on other Indebtedness under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws allow as of the date hereof.
“Hydrocarbon Interests” means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests therein or thereto, of whatever nature.
“Hydrocarbons” means oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.
“Increasing Revolving Lender” has the meaning set forth in Section 2.06(c)(i).
“Illegality Notice” has the meaning set forth in Section 3.03(b).
“Indebtedness” means, without duplication, any and all amounts and obligations of every nature owing or to be owing by any member of the Parent Group, any Subsidiary or any Guarantor (whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising): (a) to the Administrative Agent, the Issuing Bank or any Lender under any Loan Document; (b) to any Secured Swap Party under any Secured Swap Agreement; (c) to any Bank Products Provider in respect of Bank Products; and (d) all renewals, extensions and/or rearrangements of any of the above; provided that solely with respect to any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder, Excluded Swap Obligations of such Guarantor shall in any event be excluded from “Indebtedness” owing by such Guarantor.
“Indemnified Taxes” means (a) Taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any

Guarantor under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.
“Index Debt” means, the senior, unsecured, long-term indebtedness for borrowed money of the Borrower or Parent, as applicable, that is not guaranteed by any other Person (other than Parent and the Guarantors) or subject to any other credit enhancement.
“Industry Competitor” means (a) any Person (other than Borrower, any Guarantor or any of their Affiliates or Subsidiaries) that is (or one or more of whose Affiliates are) actively engaged as one of its principal businesses in lease acquisitions, exploration and production operations or development of oil and gas properties (including the drilling and completion of producing wells) that is separately identified in a written notice delivered by the Borrower to the Administrative Agent and (b) reasonably identifiable Affiliates and Subsidiaries of the entities designated as such in accordance with clause (a) hereof; provided that the designation of any such Person or its Affiliates and Subsidiaries as an “Industry Competitor” shall not be effective until two (2) Business Days following such notice; provided further that any bona fide debt fund or investment vehicle that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business which is managed, sponsored or advised by any Person Controlling, Controlled by or under common Control with such Industry Competitor or its Controlling owner and for which no personnel involved with the competitive activities of such Industry Competitor or Controlling owner (i) makes any investment decisions for such debt fund or (ii) has access to any confidential information (other than publicly available information) relating to the Parent Group and its Subsidiaries, shall be deemed not to be an Industry Competitor. The list of Industry Competitors designated as such in accordance with clause (a) hereof shall be specified on a schedule that is held with the Administrative Agent, which shall be made available by the Administrative Agent to the Lenders upon request therefor, subject to customary confidentiality requirements. Notwithstanding the foregoing, “Industry Competitor” shall not include any Person that (i) has acquired and currently holds an assignment or participation interest, (ii) entered into a trade for either of the foregoing that is still in effect or (iii) has otherwise become a Lender, in each case, before the earlier of (x) the date that such entity (or its Affiliate) is added to the list of Industry Competitors or (y) the date that any prospective assignor of any Loan or Indebtedness or seller of any participations therein to such Person is notified that the Borrower has delivered a written notice in accordance with clause (a) hereof with respect to such Person.
“Initial Reserve Reports” means, collectively, (a) the report of an Approved Petroleum Engineer with respect to certain Oil and Gas Properties of the Borrower and its Restricted Subsidiaries as of January 1, 2022 (excluding the Oil and Gas Properties of Whiting Opco and its Restricted Subsidiaries) and (b) the Whiting Reserve Report.
“Intercompany Subordination Agreement” means that certain Intercompany Subordination Agreement dated as of the Effective Date, executed by the Parent Group and each Subsidiary of the Parent Group, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Intercreditor Agreement” means any Pari Passu Intercreditor Agreement or Junior Lien Intercreditor Agreement, as applicable.
“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.04.
“Interest Payment Date” means (a) with respect to any ABR Loan or any Daily Simple SOFR Loan, the last day of each March, June, September and December, (b) with respect to any Term SOFR Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term SOFR Loan with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first (1st) day of such Interest Period and (c) with respect to a Swingline Loan, the day that such Loan is required to be repaid pursuant to Section 2.09.
“Interest Period” means with respect to any Term SOFR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one week, one month, three months or six months (or, with the consent of each Lender, twelve months) thereafter, as the Borrower may elect; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period (other than a one week Interest Period) pertaining to a Term SOFR Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (c) no tenor that has been removed from this definition pursuant to Section 3.03(c)(iv) shall be available for specification in any Borrowing Request or Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.
“Interim Redetermination” has the meaning assigned such term in Section 2.07(b).
“Interim Redetermination Date” means the date on which a Borrowing Base that has been redetermined pursuant to an Interim Redetermination becomes effective as provided in Section 2.07(d).
“Investment” means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests of any other Person; (b) the making of any deposit with, or advance, loan or capital contribution to, the assumption of Debt of, the purchase or other acquisition of any other Debt of or equity participation or interest in, or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days representing the purchase price of inventory, material, equipment or supplies sold by such Person in the ordinary course of business); (c) the purchase or acquisition (in one or a series of transactions) of Property of another Person that constitutes a business unit or (d) the entering into of any guarantee of, or other contingent obligation (including the deposit of any Equity Interests to be sold) with respect to, Debt of any other Person; provided that in no event shall any Permitted Bond Hedge Transactions or any Permitted Warrant Transaction be considered an “Investment” for the purpose of this Agreement.
“Investment Grade Election” means a written notice delivered by the Borrower to the Administrative Agent of its election to enter into an Investment Grade Period, together with a certificate of a Responsible Officer of the Borrower confirming that as of such date, (a) the Parent or Borrower, as applicable, has an Investment Grade Rating from one or more of Moody’s and S&P, (b) no Default or Event of Default has occurred and is continuing, (c) the release of any Lien on, or other security interest in, the Mortgaged Property or other collateral encumbered by the Security Instruments does not violate the terms of any Secured Swap Agreement or Bank Products agreement with a Bank Products Provider, (d) any Swap Agreements and Bank Products agreements of Parent and its Subsidiaries are not otherwise secured, except to the extent secured by a Lien otherwise permitted under the Loan Documents and (e) all liens securing any Permitted Junior Lien Term Debt or Permitted Pari Term Loan Debt, as applicable, then outstanding will be contemporaneously released concurrently with the release of all liens created by the Security Instruments.
“Investment Grade Period” means any period commencing with the date the Borrower delivers an Investment Grade Election to the Administrative Agent (so long as the Parent or Borrower, as applicable, has an Investment Grade Rating from one or more of Moody’s and S&P at such time) and ending with the earlier to occur of (a) the date the Borrower elects in writing to the Administrative Agent to exit such Investment Grade Period and (b) the first date following the beginning of such Investment Grade Period on which the Borrower receives an Index Debt rating from Moody’s and S&P below (i) Ba1 and (ii) BB+.
“Investment Grade Rating” means, with respect to (a) Moody’s, an Index Debt rating of Baa3 or better, (b) S&P, an Index Debt rating of BBB- or better and (c) Fitch, an Index Debt rating of BBB- or better.
“Issuing Bank” means Wells Fargo, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.08(i); provided that JPMorgan Chase Bank, N.A. shall also constitute an “Issuing Bank” under this Agreement solely with respect to the Existing Letters of Credit issued by it as set forth on Schedule 1.02(a); provided further that Canadian Imperial Bank Of Commerce shall also constitute an “Issuing Bank” and the “Canadian Issuing Bank” under this Agreement solely with respect to Letters of Credit issued in Canadian Dollars including those Existing Letters of Credit issued by it as set forth on Schedule 1.02(a); provided further that Canadian Imperial Bank of Commerce, New York Branch shall also constitute an “Issuing Bank” under this Agreement solely with respect to the Existing Letters of Credit issued by it as set forth on Schedule 1.02(a). References herein and in the other Loan Documents to the “Issuing Bank” shall be deemed to refer to the Issuing Bank in respect of the applicable Letter of Credit or to all Letter of Credit issuers, as the context requires. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.
“Junior Lien Intercreditor Agreement” means, with respect to any Permitted Junior Lien Term Loan Debt, an intercreditor agreement, in form and substance acceptable to the Administrative Agent, the Borrower and the Majority Lenders, as the same may from time to time be amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof.
“Latest Maturity Date” shall mean, at any date of determination, the latest Maturity Date applicable to any Class of Commitments or Loans that is outstanding hereunder on such date of determination.
“LC Commitment” at any time means the Dollar Equivalent of $100,000,000.
“LC Commitment (Canadian Dollar)” at any time means the Dollar Equivalent of $25,000,000.
“LC Commitment (dollar)” at any time means the LC Commitment minus the LC Exposure (Canadian Dollar).
“LC Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of Credit.
“LC Exposure” means, at any time, the Dollar Equivalent of the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Revolving Percentage of the total LC Exposure at such time.
“LC Exposure (Canadian Dollar)” means, at any time, the Dollar Equivalent of the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit denominated in Canadian Dollars at such time plus (b) the aggregate amount of all LC Disbursements denominated in Canadian Dollars that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure (Canadian Dollar) of any Revolving Lender at any time shall be its Applicable Revolving Percentage of the total LC Exposure (Canadian Dollar) at such time.
“LC Exposure (dollar)” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit denominated in dollars at such time plus (b) the aggregate amount of all LC Disbursements denominated in dollars that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure (dollar) of any Revolving Lender at any time shall be its Applicable Revolving Percentage of the total LC Exposure (dollar) at such time.

“Lenders” means the collective reference to the (a) Revolving Lenders and (b) Term Lenders.
“Letter of Credit” means any letter of credit issued pursuant to this Agreement and shall include the Existing Letters of Credit.
“Letter of Credit Agreements” means all letter of credit applications and other agreements (including any amendments, modifications or supplements thereto) submitted by the Borrower, or entered into by the Borrower, with the Issuing Bank relating to any Letter of Credit.
“Leverage Ratio” shall have the meaning set forth in Section 9.01(b).
“Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) production payments and the like payable out of Oil and Gas Properties. The term “Lien” shall include easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations. For the purposes of this Agreement, each member of the Parent Group and the Subsidiaries shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.
“Limited Condition Transaction” means (a) any acquisition or Investment or similar transaction (whether by merger, amalgamation, consolidation or other business combination or the acquisition of capital stock or otherwise) whose consummation is not conditioned on the availability of, or on obtaining, third party financing, (b) any Redemption of Debt or Disqualified Capital Stock or preferred equity interests, in each case, requiring irrevocable notice in advance of such Redemption, (c) any Restricted Payment requiring irrevocable notice in advance thereof and/or (d) any Disposition.
“Liquidate” means, with respect to any Swap Agreement, the sale, assignment, novation, unwind or termination of all or any part of such Swap Agreement; provided that for purposes of this definition, a Swap Agreement shall not be deemed to have been Liquidated if, (a) such Swap Agreement is novated from the existing counterparty to an Approved Counterparty, with the Borrower or another Credit Party being the “remaining party” for purposes of such novation, or (b) upon its termination, it is replaced, in a substantially contemporaneous transaction, with one or more Swap Agreements with approximately the same mark-to-market value and without cash payments to the Borrower or any other Credit Party in connection therewith. The terms “Liquidated” and “Liquidation” have correlative meanings thereto.
“Loan Documents” means this Agreement, the Notes, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments.

“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement, including Revolving Loans, Term Loans and Extended Term Loans.
“Majority Lenders” means, at any time, Lenders having more than fifty percent (50%) of the Total Credit Exposures (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)); provided that the (i) Commitments and the principal amount of the Loans and participation interests in Letters of Credit of the Defaulting Lenders (if any) and (ii) Excluded Term Loan Exposures, shall be excluded from the determination of Majority Lenders.
“Majority Revolving Lenders” means, (a) at any time while no Revolving Loans or LC Exposure is outstanding, Revolving Lenders having more than fifty percent (50%) of the Aggregate Maximum Credit Amounts; and (b) at any time while any Revolving Loans or LC Exposure is outstanding, Revolving Lenders holding more than fifty percent (50%) of the sum of (i) outstanding aggregate principal amount of the Revolving Loans and participation interests in Letters of Credit (without regard to any sale by a Revolving Lender of a participation in any Revolving Loan under Section 12.04(c)) and (ii) the aggregate undrawn Revolving Commitments of all Revolving Lenders; provided that the Maximum Credit Amounts and the principal amount of the Revolving Loans and participation interests in Letters of Credit of the Defaulting Lenders (if any) shall be excluded from the determination of Majority Revolving Lenders.
“Majority Term Lenders” means Term Lenders having more than fifty percent (50%) of the Total Term Loan Exposures at the time of determination (without regard to any sale by a Term Lender of a participation in any Term Loan under Section 12.04(c)); provided that the principal amount of the Term Loans of the Defaulting Lenders (if any) shall be excluded from the determination of Majority Term Lenders.
“Material Acquisition” means any acquisition of Property or series of related acquisitions of Property (whether pursuant to an asset sale, by merger or otherwise) that involves the payment of consideration by any Credit Party with a value in excess of a dollar amount equal to $25,000,000 (whether or not in the form or cash; provided that, for the avoidance of doubt, the Merger shall be deemed to be a Material Acquisition hereunder).
“Material Adverse Effect” means a material adverse change in, or material adverse effect on (a) the business, operations, Property or financial condition of the Credit Parties, taken as a whole, (b) the ability of the Credit Parties to perform any of their obligations under any Loan Document, (c) the validity or enforceability of any Loan Document or (d) the rights and remedies of or benefits available to the Administrative Agent, any other Agent, the Issuing Bank or any Lender under any Loan Document.
“Material Disposition” means (a) any Disposition of Property or series of related Dispositions of property that yields gross proceeds to the Credit Parties in excess of a dollar amount equal to $25,000,000 and (b) any Disposition of Crestwood Common Units.

“Material Indebtedness” means Debt (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of each member of the Parent Group and the Restricted Subsidiaries in an aggregate principal amount exceeding the greater of (i) $125,000,000 and (ii) 5% of the amount of the Borrowing Base as of date of determination. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of each member of the Parent Group or any Restricted Subsidiary in respect of any Swap Agreement at any time shall be the Swap Termination Value owed by each member of the Parent Group and the Restricted Subsidiaries, as applicable.
“Material Subsidiary” means, as of any date, any Restricted Subsidiary that: (i) during a Borrowing Base Period, owns any Borrowing Base Property; or (ii) whose total assets (when combined with the assets of such Restricted Subsidiary’s Subsidiaries, after eliminating intercompany obligations and determined as if references to the Parent and its Restricted Subsidiaries in the definition of “Consolidated Total Assets” were references to such Restricted Subsidiary and its Subsidiaries) at the last day of the most recent Test Period were equal to or greater than 5.0% of Consolidated Total Assets at such date; or (iii) whose revenues (when combined with the revenues of such Restricted Subsidiary’s Subsidiaries, after eliminating intercompany obligations) during the most recent Test Period were equal to or greater than 5.0% of the consolidated revenues of the Parent and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the Effective Date, Restricted Subsidiaries that are not Material Subsidiaries have, in the aggregate, (x) total assets (when combined with the assets of such Restricted Subsidiary’s Subsidiaries, after eliminating intercompany obligations and determined as if references to the Parent and its Restricted Subsidiaries in the definition of “Consolidated Total Assets” were references to such Restricted Subsidiary and its Subsidiaries) at the last day of the most recent Test Period equal to or greater than 10.0% of Consolidated Total Assets at such date or (y) revenues (when combined with the revenues of such Restricted Subsidiary’s Subsidiaries, after eliminating intercompany obligations) during the most recent Test Period equal to or greater than 10.0% of the consolidated revenues of the Parent and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP, then the Borrower shall, on the date on which financial statements for such fiscal quarter are delivered (or required to be delivered) pursuant to this Agreement, designate in writing to the Administrative Agent one or more of such Restricted Subsidiaries as “Material Subsidiaries”, and the Borrower shall cause such designated Material Subsidiaries to comply with Section 8.13(b). In the event that the Borrower fails to so designate sufficient additional Restricted Subsidiaries as “Material Subsidiaries” as aforesaid, the Administrative Agent may, by prior written notice to and in consultation with the Borrower, designate sufficient additional Restricted Subsidiaries as “Material Subsidiaries” on the Borrower’s behalf, whereupon such Restricted Subsidiaries shall constitute “Material Subsidiaries” for all purposes of this Agreement.
“Maturity Date” means (a) with respect to any Revolving Loan, the Revolving Maturity Date and (b) with respect to any Term Loan, the Term Loan Maturity Date applicable to such Term Loan.

“Maximum Credit Amount” means, as to each Lender, the amount set forth opposite such Lender’s name on Annex I under the caption “Maximum Credit Amounts”, as the same may be reduced or terminated from time to time in connection with a reduction or termination of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b), modified from time to time pursuant to Section 2.06(c) or modified from time to time pursuant to any assignment permitted by Section 12.04(b).
“Merger” shall have the meaning provided in the recitals to this Agreement.
“Merger Agreement” shall have the meaning provided in the recitals to this Agreement.
“Merger Transactions” shall have the meaning provided in the recitals to this Agreement.
“Minimum Extension Condition” has the meaning assigned such term in Section 2.12(b).
“Money Market Fund” means a money market fund that (a) complies with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940; (b) is rated AAA by S&P and Aaa by Moody’s; (c) has portfolio assets of at least $5,000,000,000; (d) invests principally in the following securities (which, in each case, must be U.S. dollar denominated): (i) high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations, (ii) debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities; (iii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or Government-Sponsored Enterprises; (iv) asset-backed securities; (v) repurchase agreements; and (vi) taxable municipal obligations; (e) has a dollar-weighted average maturity of 70 days or less and a dollar-weighted average life to maturity of 130 days or less; and (f) is limited to investing in securities that have remaining maturities of 412 days (or 24 months if securities issued or guaranteed by the U.S. government (including repurchase agreements), its agencies or instrumentalities or Government-Sponsored Enterprises) or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulations.
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency.
“Mortgage Coverage Requirement” means that the Mortgaged Properties must (a) represent at least eighty-five percent (85%) (or such greater percentage as is then required by the terms of the Permitted Secured Loan Documents to secure any Permitted Secured Term Debt at such time) of the total value of the Proved Reserves evaluated in the Reserve Report most recently delivered hereunder after giving effect to exploration and production activities, acquisitions, dispositions and production and (b) otherwise include any other Oil and Gas Properties (including, to the extent applicable, any unproven acreage and any midstream or gathering assets) on which Liens have been granted to secure any Permitted Secured Term Debt at such time.

“Mortgaged Property” means any Property owned by the Borrower or any Guarantor which is subject to the Liens existing and to exist under the terms of the Security Instruments.
“Multiemployer Plan” means a multiemployer plan as defined in section 3(37) or 4001(a)(3) of ERISA that is subject to Title IV of ERISA, section 412, 431 or 432 of the Code or section 302, 304 or 305 of ERISA and to which the Borrower, a Subsidiary or any ERISA Affiliate is making or accruing an obligation to make contributions.
“New Borrowing Base Notice” has the meaning assigned such term in Section 2.07(d).
“New Debt” has the meaning assigned such term in Section 2.07(e)(i).
“New Guarantors” means Whiting Holdco and Whiting Opco.
“Non-Consenting Lender” means any Lender that does not approve (a) any amendment, waiver or consent of or under any Loan Document that requires the approval of all Lenders or all affected Lenders in accordance with Section 12.02 (other than any Proposed Borrowing Base that would increase the then-current Borrowing Base) and has been approved by the Required Lenders or (b) any Proposed Borrowing Base that would increase the then-current Borrowing Base that has been approved by (i) if there are less than three Lenders at such time, all Lenders (other than any Defaulting Lender), and (ii) if there are three or more Lenders at such time, Lenders having at least eighty percent (80%) of the Total Credit Exposures (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)).
“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Notes” means the promissory notes of the Borrower described in Section 2.02(d) and being substantially in the form of (a) Exhibit A-1 in the case of a promissory note payable to a Revolving Lender and (b) Exhibit A-2 in the case of a promissory note payable to a Term Lender, in each case, together with all amendments, modifications, replacements, extensions and rearrangements thereof.
“NYFRB” means the Federal Reserve Bank of New York.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Oil and Gas Properties” means (a) Hydrocarbon Interests; (b) the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; (c) all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; (d) all operating agreements, contracts and other agreements, including production sharing contracts and agreements, which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such

Hydrocarbon Interests; (e) all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; (f) all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests and (g) all Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment, rental equipment or other personal Property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.
“Other Connection Taxes” means, with respect to the Administrative Agent or any Lender, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes” means any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes or any other excise or Property taxes, charges or similar levies arising from any payment made hereunder, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement and any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.04(b)).
“Parent Group” shall have the meaning provided in the recitals to this Agreement. Each reference to the term “Parent Group” shall be deemed to be a reference to each member of the Parent Group, individually or collectively as the context may require.
“Pari Passu Intercreditor Agreement” means, with respect to any Permitted Pari Term Loan Debt, an intercreditor agreement, in form and substance acceptable to the Administrative Agent, the Borrower and the Majority Lenders, as the same may from time to time be amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof.
“Participant” has the meaning set forth in Section 12.04(c)(i).
“Participant Register” has the meaning set forth in Section 12.04(c)(i).

“Payment in Full” means that (a) the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents have been paid in full (other than with respect to contingent obligations for which no claim has been made), (b) all Letters of Credit have expired or terminated (other than those that have been cash collateralized in an amount in cash equal to 102.5% of the LC Exposure, or with respect to which other arrangements have been made on terms reasonably satisfactory to the Issuing Bank) and all LC Disbursements shall have been reimbursed, (c) no Secured Swap Agreement is outstanding and all amounts payable by the Borrower or any Restricted Subsidiary to any Secured Swap Party under any Secured Swap Agreement shall have been paid in full, or if any Secured Swap Agreement is outstanding, credit support arrangements acceptable in the sole discretion of the Secured Swap Party party thereto have been made to secure the Borrower’s or any Restricted Subsidiary’s obligations thereunder to such Secured Swap Party, or such Secured Swap Agreement has been novated or assigned to one or more third parties and all amounts required to be paid by the Borrower or any Restricted Subsidiary in respect of any such novation shall have been paid in full and (d) each Bank Product to which a Bank Product Provider is a party has been terminated and all amounts owed in respect of each Bank Product shall have been paid in full in cash (other than contingent indemnification obligations and obligations under Bank Products as to which arrangements reasonably satisfactory to the applicable Bank Products Provider shall have been made).
“PBGC” means the Pension Benefit Guaranty Corporation, or any successor thereto.
“Permitted Bond Hedge Transaction(s)” means the bond hedge or capped call options purchased by the Parent or any other Credit Party from the Call Spread Counterparties to hedge the Parent’s payment and/or delivery obligations due upon conversion of the Convertible Notes.
“Permitted Debt” means Senior Notes (including the Convertible Notes), Permitted Secured Term Debt and, in each case, any Permitted Refinancing Debt in respect thereof.
“Permitted Existing Secured Swap Agreements” means, collectively, the commodity hedging transactions identified on Schedule 1.02(b) entered into between a Restricted Subsidiary and KeyBank National Association or PNC Bank, National Association, as applicable, in each case, without giving effect to any amendments, modifications or supplements thereto entered into after the Effective Date (except that such transactions may be novated from a Restricted Subsidiary to the Borrower at any time prior to or after the Effective Date) and, for the avoidance of doubt, excluding any other Swap Agreement or other transactions entered into between any member of the Parent Group or any Restricted Subsidiary and KeyBank National Association or PNC Bank, National Association.
“Permitted Junior Lien Term Loan Debt” means Debt in the form of junior lien secured term loans or junior lien debt securities (whether registered or privately placed) incurred by the Parent, the Borrower and/or Finance Co; provided that (a) after giving Pro Forma Effect to the incurrence of such Debt (and the use of proceeds thereof), the Secured Leverage Ratio shall not exceed 2.00 to 1.00, (b) at the time of and immediately after giving effect to the incurrence of such Debt, no Default or Event of Default shall have occurred that is continuing or will result therefrom, (c) at the time of and immediately after giving effect to the incurrence of such Debt, the Total Revolving Credit Exposures are not greater than 80% of the Total Revolving Commitments then in effect, (d) such Debt (i) has a stated maturity that is no earlier than 91 days after the Latest Maturity Date and (ii) does not have any scheduled prepayment, amortization, mandatory prepayment or redemption provisions, sinking fund or similar obligations prior to the date that is 91 days after the Latest Maturity Date (except for (A) a customary mandatory prepayment or tender offer provision, in each case, upon the occurrence of a change of control or with the proceeds of Debt not permitted thereunder, (B) a customary asset sale or casualty or condemnation event mandatory prepayment or tender offer provision, to the extent such provision in this clause (B) first permits, at the option of the Parent, the Borrower and/or Finance Co, as the case may be, prepayment in full of the Indebtedness (or permits at the option of the Parent, the Borrower and/or Finance Co, as the case may be, the net cash proceeds to be applied first to the prepayment of the Indebtedness), and (C) scheduled amortization of no greater than 5% per annum of the original principal amount of such Debt); provided that if such Debt is incurred to finance all or a portion of a direct or indirect acquisition of Oil and Gas Properties, such Debt may contain mandatory prepayment or redemption provisions providing for the repayment or redemption of such Debt in the event that such acquisition is not consummated by a certain date in an amount not to exceed the principal amount of such Debt and any accrued interest thereon through the prepayment or redemption date, (e) such Debt does not contain any financial covenants that are more restrictive than any financial covenants set forth in this Agreement, including, for the avoidance of doubt, as a result of any Permitted Secured Loan Document governing such Debt containing one or more financial covenants not contained in this Agreement (it being understood, however, that this Agreement may be amended on or prior to the date that any financial covenant is contained in the Permitted Secured Loan Documents governing such Debt so as to avoid such Debt containing any financial covenants that are more restrictive than any financial covenants set forth in this Agreement), (f) (i) such Debt is on terms, taken as a whole, not materially less favorable to the Parent and its Restricted Subsidiaries than market terms for similar junior lien Debt for borrowers of similar size and credit quality given the then-prevailing market conditions, in each case as reasonably determined by the Borrower, and (ii) prior to the date that is 91 days after the Latest Maturity Date, the representations and warranties, covenants and events of default of such Debt, when taken as a whole, are no more restrictive in any material respect than those contained in this Agreement and the other Loan Documents (it being understood, however, that (x) this Agreement may be amended so as to avoid such Debt containing any such terms that, when taken as a whole, are more restrictive in any material respect than those contained in this Agreement and (y) the terms of such Debt shall not restrict the voluntary or mandatory prepayment of the Indebtedness in any respect), (g) such Debt is secured by Liens on all or a portion of the Collateral on a junior priority basis with the Liens on the Collateral securing the Indebtedness and is not secured by any assets of the Parent or any Subsidiary other than the Collateral (and is not secured by any cash collateral provided in accordance herewith), (h) such Debt is not guaranteed by the Parent or any Subsidiary of the Parent other than the Credit Parties or any Person that becomes a Credit Party in connection with the incurrence of such Debt, and (i) the administrative agent, collateral agent, trustee and/or any similar representative acting on behalf of the holders of such Debt shall have become party to a Junior Lien Intercreditor Agreement, providing that the Liens on the Collateral securing such Debt shall rank junior in priority to the Liens on the Collateral securing the Indebtedness. It is understood and agreed that, notwithstanding anything to the contrary herein, Permitted Junior

Lien Term Loan Debt may only be incurred in reliance on, and remain outstanding, pursuant to Section 9.02(c).
“Permitted Pari Term Loan Debt” means Debt (other than the Indebtedness) in the form of senior secured term loans or senior secured notes (whether registered or privately placed) incurred by the Parent, the Borrower and/or Finance Co (such Credit Party, the “Debtor”) ; provided that (a) after giving Pro Forma Effect to the incurrence of such Debt (and the use of proceeds thereof), the Secured Leverage Ratio shall not exceed 2.00 to 1.00, (b) at the time of and immediately after giving effect to the incurrence of such Debt, no Default or Event of Default has occurred and is continuing or would result therefrom, (c) at the time of and immediately after giving effect to the incurrence of such Debt, the Total Revolving Credit Exposures are not greater than 80% of the Total Revolving Commitments then in effect, (d) such Debt has a stated maturity that is no earlier than 91 days after the Latest Maturity Date, (e) such Debt does not have any scheduled prepayment, amortization, sinking fund or similar obligations prior to the date that is 91 days after the Latest Maturity Date, except for (i) customary mandatory prepayment or tender offer provisions requiring prepayments upon the occurrence of a change of control or with the proceeds of Debt not permitted thereunder, (ii) mandatory prepayment or redemption provisions providing for the repayment or redemption of such Debt to the extent incurred to finance all or a portion of a direct or indirect acquisition of Oil and Gas Properties in the event that such acquisition is not consummated by a certain date, in an amount not to exceed the principal amount of such Debt plus any accrued interest thereon through the prepayment or redemption date, (iii) a customary asset sale or casualty or condemnation event mandatory prepayment or tender offer provision but only to the extent such mandatory prepayment or tender offer provision in this clause (iii) first permits, at the option of the Parent, the Borrower, and/or Finance Co, as the case may be, prepayment in full of the Indebtedness (or permits at the option of the Parent, the Borrower and/or Finance Co, as the case may be, the net cash proceeds to be applied first to the prepayment of the Indebtedness), (iv) a customary mandatory prepayment or tender offer provision requiring periodic prepayments in an amount equal to a specified portion of such Debtor’s excess cash flow (but only to the extent such mandatory prepayment or tender offer provision in the Permitted Secured Loan Documents governing such Debt does not require such prepayment or tender offer to be made unless such prepayment or tender offer is permitted by this Agreement) and (v) scheduled amortization of no greater than 5% per annum of the original principal amount of such Debt; provided that the Permitted Secured Loan Documents shall provide that any mandatory prepayment, tender offer or amortization payment described in the foregoing clauses (i) through (v) shall only be required to be made if, both before and immediately after giving effect to any such mandatory prepayment, tender offer or amortization payment, each of the Specified Conditions is satisfied, (f) such Debt does not contain any financial covenants that are more restrictive than any financial covenants set forth in this Agreement, including, for the avoidance of doubt, as a result of any Permitted Secured Loan Document governing such Debt containing one or more financial covenants not contained in this Agreement (it being understood, however, that this Agreement may be amended on or prior to the date that any financial covenant is contained in the Permitted Secured Loan Documents governing such Debt so as to avoid such Debt containing any financial covenants that are more restrictive than any financial covenants set forth in this Agreement), (g) (i) such Debt is on terms, taken as a whole, not materially less favorable to the Parent and its

Restricted Subsidiaries than market terms for similar senior secured Debt for borrowers of similar size and credit quality given the then prevailing market conditions, in each case as reasonably determined by the Borrower and (ii) prior to the date that is 91 days after the Latest Maturity Date, the representations and warranties, covenants and events of default of such Debt, when taken as a whole, are no more restrictive in any material respect than those contained in this Agreement and the other Loan Documents (it being understood, however, that (x) this Agreement may be amended so as to avoid such Debt containing any such terms that, when taken as a whole, are more restrictive in any material respect than those contained in this Agreement and (y) the terms of such Debt shall not restrict the voluntary or mandatory prepayment of the Indebtedness in any respect), (h) such Debt is secured by Liens on all or a portion of the Collateral on a pari passu basis with the Liens on the Collateral securing the Indebtedness (it being understood that the determination as to whether such Liens are on a pari passu basis shall be made without regard to control of remedies) and is not secured by any assets of the Parent or any Subsidiary other than the Collateral (and is not secured by any cash collateral provided in accordance herewith), (i) such Debt is not guaranteed by the Parent or any subsidiary of the Parent other than the Credit Parties or any Person that becomes a Credit Party in connection with the incurrence of such Debt, and (j) the administrative agent, collateral agent, trustee and/or any similar representative acting on behalf of the holders of such Debt shall have become party to a Pari Passu Intercreditor Agreement, providing that the Liens on the Collateral securing such Debt shall rank equal in priority to the Liens on the Collateral securing the Indebtedness (it being understood that the determination as to whether such Liens rank equal in priority shall be made without regard to control of remedies). It is understood and agreed that, notwithstanding anything to the contrary herein, Permitted Pari Term Loan Debt may only be incurred in reliance on, and remain outstanding, pursuant to Section 9.02(c).
“Permitted Refinancing Debt” means Senior Notes, Permitted Secured Term Debt or Debt permitted under Section 9.02(n) issued or incurred by the Parent, the Borrower and/or Finance Co (for purposes of this definition, such Credit Party, the “Debtor” and such Debt, the “new Debt”), incurred or issued in exchange for, or the net proceeds of which are used to extend, refinance, repay, renew, replace (whether or not contemporaneously), defease, discharge, refund or otherwise Redeem in whole or in part (collectively to “Refinance” or a “Refinancing” or “Refinanced”) outstanding Senior Notes, Permitted Secured Term Debt or Debt permitted under Section 9.02(n), as applicable (the “Refinanced Debt”); provided that (a) the principal amount of such new Debt (or if such new Debt is issued at a discount, the initial issuance price of such Permitted Refinancing Debt) does not exceed the principal amount of the Refinanced Debt outstanding immediately prior to such Refinancing (plus the amount of any premiums and accrued interest paid and fees and expenses incurred in connection therewith); (b) such new Debt has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Refinanced Debt; (c) if the Refinanced Debt is Senior Notes, such new Debt shall constitute Senior Notes of the Debtor; (d) if the Refinanced Debt is Permitted Junior Lien Term Loan Debt, such new Debt shall constitute: (i) Permitted Junior Lien Term Loan Debt (and for this purpose clauses (a), (b) and (c) of the definition of Permitted Junior Lien Term Loan Debt shall be deemed not to apply); or (ii) Senior Notes; and (e) if the Refinanced Debt is Permitted Pari Term Loan Debt, such new Debt shall constitute: (i) Permitted Pari Term Loan Debt (and for this purpose clauses (a), (b) and (c) of the definition of Permitted Junior Lien Term

Loan Debt shall be deemed not to apply); (ii) Permitted Junior Lien Term Loan Debt (and for this purpose clauses (a), (b) and (c) of the definition of Permitted Junior Lien Term Loan Debt shall be deemed not to apply); or (iii) Senior Notes.
“Permitted Secured Loan Documents” means any credit agreement, loan agreement, indenture or note purchase agreement governing any Permitted Secured Term Debt and each “Loan Document” (or similar term) as defined therein, and any other loan documents entered into in connection therewith, including, without limitation, any Intercreditor Agreement, any promissory notes, mortgages, deeds of trust, security agreements and instruments, guarantees, collateral or credit support documents, and any other agreements, instruments, consents or certificates executed by the Parent or any of its Restricted Subsidiaries in connection with, or as security for the payment or performance of, any Permitted Secured Term Debt, in each case, as the same may from time to time be amended, restated, amended and restated, supplemented or otherwise modified, subject in the case of any Permitted Junior Lien Term Loan Debt, to the extent not prohibited by Section 9.04(b).
“Permitted Secured Term Debt” means any Permitted Junior Lien Term Loan Debt or Permitted Pari Term Loan Debt.
“Permitted Warrant Transaction(s)” means one or more net share or cash settled warrants sold by the Parent to the Call Spread Counterparties, concurrently with the purchase by the Parent or any other Credit Party of the Permitted Bond Hedge Transactions, to offset the cost to the Parent of the Permitted Bond Hedge Transactions.
“Person” means any natural person, corporation, limited liability company, unlimited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Plan” means any employee pension benefit plan, as defined in section 3(2) of ERISA, that is subject to Title IV of ERISA, section 412 or 430 of the Code or section 302 of ERISA (other than a Multiemployer Plan) and which (a) is currently or hereafter sponsored, maintained or contributed to by the Borrower, a Subsidiary or an ERISA Affiliate or (b) was at any time during the six calendar years preceding the date hereof, sponsored, maintained or contributed to by the Borrower or a Subsidiary or an ERISA Affiliate and to which the Borrower or a Subsidiary has any liability, including on account of an ERISA Affiliate.
“Prime Rate” means the rate of interest per annum publicly announced from time to time by Wells Fargo, as its prime rate in effect at its principal office in San Francisco; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. Such rate is set by the Administrative Agent as a general reference rate of interest, taking into account such factors as the Administrative Agent may deem appropriate; it being understood that many of the Administrative Agent’s commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Administrative Agent may make various commercial or other loans at rates of interest having no relationship to such rate.

“Pro Forma Basis” and “Pro Forma Effect” means, (a) for the purpose of calculating the Leverage Ratio or the Secured Leverage Ratio for any Specified Transaction as of any date of determination, that such calculation shall be made on a pro forma basis using (i) Total Net Debt or Total Secured Net Debt on such date (giving effect to any Redemption, incurrence or assumption of Debt on such date) and (ii) EBITDAX for the most recently ended Test Period and (b) for the purpose of calculating the Current Ratio for any Specified Transaction, that such calculation shall be made on a pro forma basis using each of Current Assets and Current Liabilities as of such date; provided that with respect to any pro forma calculations to be made in connection with any acquisition or investment in respect of which financial statements for the relevant target are not available for the same Test Period for which internal financial statements of the Borrower are available, the Borrower shall determine such pro forma calculations on the basis of the available financial statements (even if for differing periods) or such other basis as determined on a commercially reasonable basis by the Borrower (and in a manner reasonably acceptable to the Administrative Agent).
“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights.
“Proposed Borrowing Base” has the meaning assigned to such term in Section 2.07(c)(i).
“Proposed Borrowing Base Notice” has the meaning assigned to such term in Section 2.07(c)(ii).
“Proved Reserves” means collectively, “proved oil and gas reserves,” “proved developed producing oil and gas reserves,” “proved developed non-producing oil and gas reserves” (consisting of proved developed shut-in oil and gas reserves and proved developed behind pipe oil and gas reserves), and “proved undeveloped oil and gas reserves,” as such terms are defined by the SPE in its standards and guidelines.
“Purchase Money Debt” means Debt of the Credit Parties incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including equipment or motor vehicles, and any Debt assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Debt; provided that (i) in each case the acquired assets are reasonably related to the businesses of the Credit Parties engaged in on the Effective Date and (ii) such Debt is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement.
“PV-9” means, with respect to any Proved Reserves expected to be produced from any of the Oil and Gas Properties of the Borrower and its Restricted Subsidiaries evaluated in the most recently delivered Reserve Report, the net present value, discounted at 9% per annum, of the future net revenues expected to accrue to the Borrower’s and the other Credit Parties’ collective interests in such Proved Reserves during the remaining expected economic lives of such Proved Reserves, calculated in accordance with the most recent Bank Price Deck provided to the Borrower by the Administrative Agent (and giving effect to (a) estimated acquired Proved

Reserves that were not reflected in such Reserve Report, (b) estimated Proved Reserves attributable to extensions, discoveries and other additions and upward revisions of estimates of Proved Reserves since the date of such Reserve Report due to exploration, development or exploitation, production or other activities, which would, in accordance with standard industry practice, cause such revisions (including the impact to Proved Reserves and future net revenues from estimated development costs incurred and the accretion of discount since such year-end), (c) estimated Proved Reserves produced or disposed of since the date of such Reserve Report to the extent such estimated discounted future net revenues were included in such Reserve Report or such estimated reserves under clause (a) or clause (b) above, and (d) estimated Proved Reserves attributable to downward revisions of estimates of Proved Reserves since the date of such Reserve Report due to changes in geological conditions or other factors which would, in accordance with standard industry practice, cause such revisions); provided that the aggregate PV-9 attributable to Proved Reserves described in clause (b) or clause (c) of the definition thereof shall in no event exceed thirty-five percent (35%) of the aggregate PV-9.
“PV-9 Coverage Ratio” means, as of any date of determination, the ratio of (a) PV-9 as reflected in the most recent Reserve Report delivered prior to such date of determination to (b) Total Net Debt as of such date of determination.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning assigned to it in Section 12.19.
“Qualified ECP Guarantor” means, in respect of any Swap Agreement, each Credit Party that (a) has total assets exceeding $10,000,000 at the time any guaranty of obligations under such Swap Agreement becomes effective or (b) otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Redemption” means with respect to any Debt, the repurchase, redemption, prepayment, repayment, defeasance or any other acquisition or retirement for value (or the segregation of funds with respect to any of the foregoing) of such Debt. “Redeem” has the correlative meaning thereto.
“Redetermination Date” means, with respect to any Scheduled Redetermination or any Interim Redetermination, the date that the redetermined Borrowing Base related thereto becomes effective pursuant to Section 2.07(d).
“Register” has the meaning assigned such term in Section 12.04(b)(iv).
“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, partners, employees, agents and advisors (including attorneys, accountants and experts) of such Person and such Person’s Affiliates.

“Release” means any depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, migrating, injecting, escaping, leaching, dumping, or disposing into the environment.
“Relevant Governmental Body” means the Board and/or the NYFRB, or a committee officially endorsed or convened by the Board and/or the NYFRB or any successor thereto.
“Remedial Work” has the meaning assigned such term in Section 8.09(a).
“Required Lenders” means, at any time, Lenders having at least sixty-six and two-thirds percent (66-⅔%) of the Total Credit Exposures (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)); provided that the (i) Commitments and the principal amount of the Loans and participation interests in Letters of Credit of the Defaulting Lenders (if any) and (ii) Excluded Term Loan Exposures shall be excluded from the determination of Required Lenders.
“Required Revolving Loan Prepayment Amount” means, with respect to any prepayment of Revolving Loans required to be made by the Borrower pursuant to Section 3.04(c) at any time when there are any Term Loans then outstanding, an amount necessary so that, after giving effect to such prepayment, the Total Revolving Credit Exposures would be equal to 80% of the Total Revolving Commitments.
“Reserve Report” means a report, in form and substance reasonably satisfactory to the Administrative Agent, setting forth, as of each January 1st or July 1st (or such other date in the event of an Interim Redetermination) the oil and gas reserves located in the United States attributable to the Oil and Gas Properties of the Credit Parties, together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the economic assumptions consistent with the Administrative Agent’s lending requirements at the time.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means, as to any Person, the Chief Executive Officer, the President, any Financial Officer or any Vice President of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Borrower.
“Restricted Parties” means the Parent and its Restricted Subsidiaries, and “Restricted Party” means any one of the foregoing.
“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other Property and including any transfer of cash, securities or other Property by division of any Person) with respect to any Equity Interests in each member of the Parent Group or any of the Restricted Subsidiaries, or any payment (whether in cash, securities or other Property and including any transfer of cash, securities or other Property by division of any

Person), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the each member of the Parent Group or any of the Restricted Subsidiaries or any option, warrant or other right to acquire any such Equity Interests in each member of the Parent Group or any of the Restricted Subsidiaries.
“Restricted Subsidiary” means any Subsidiary of the Parent that is not an Unrestricted Subsidiary. For the avoidance of doubt, each of the Borrower and Chord LLC is a Restricted Subsidiary of the Parent.
“Revaluation Date” means, subject to Section 2.08(m), with respect to any Letter of Credit denominated in Canadian Dollars, each of the following: (a) each date of issuance of such Letter of Credit, but only as to the stated amount of the Letter of Credit so issued on such date and (b) such additional dates as the Administrative Agent shall determine.
“Revolving Commitments” means, with respect to each Revolving Lender, the commitment of such Revolving Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Revolving Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06, (b) increased or reduced from time to time pursuant to Section 2.06(c) and (c) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04. The amount representing each Revolving Lender’s Revolving Commitment shall at any time be the least of (i) such Revolving Lender’s Maximum Credit Amount less such Revolving Lender’s Term Loan Exposure, (ii) solely during a Borrowing Base Period, such Revolving Lender’s Applicable Revolving Percentage of the then effective Available Borrowing Base and (iii) such Revolving Lender’s Elected Revolving Commitment; provided that at any time during an Investment Grade Period, the amount representing each Revolving Lender’s Revolving Commitment shall at any time be the lesser of (x) such Revolving Lender’s Maximum Credit Amount less such Revolving Lender’s Term Loan Exposure and (y) such Revolving Lender’s Elected Revolving Commitment.
“Revolving Credit Exposure” means, with respect to any Revolving Lender at any time, the Dollar Equivalent of the sum of the outstanding principal amount of such Revolving Lender’s Revolving Loans and its LC Exposure at such time plus such Lender’s Swingline Exposure at such time.
“Revolving Extension Amendment” has the meaning set forth in Section 2.10(b).
“Revolving Extension Election” has the meaning set forth in Section 2.10(c).
“Revolving Extension Minimum Condition” means a condition to consummating any extension of a minimum amount (to be determined and specified in the relevant Revolving Loan Extension Request, in the Borrower’s sole discretion) of any or all applicable Classes to be submitted for extension.

“Revolving Lenders” means (a) the Persons listed on Annex I with a Revolving Commitment, (b) any Person that shall have become a party hereto as a Revolving Lender pursuant to an Assignment and Assumption, and (c) any Person that shall have become a party hereto as an Additional Revolving Lender pursuant to Section 2.06(c), other than, in each case, any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender.
“Revolving Loans” has the meaning set forth in Section 2.01(a), and, shall include, unless the context otherwise requires, the Swingline Loans.
“Revolving Loan Extension Period” has the meaning set forth in Section 2.10(a).
“Revolving Loan Extension Request” has the meaning set forth in Section 2.10(a).
“Revolving Loan Extension Series” has the meaning set forth in Section 2.10(a).
“Revolving Maturity Date” means the date that is the earliest to occur of (a) the fifth anniversary of the Eighth Amendment Effective Date, or, if such anniversary is not a Business Day, the Business Day immediately following such anniversary, (b) the Springing Revolving Maturity Date, if applicable, and (c) the date on which the Revolving Commitments are terminated in full pursuant to this Agreement. As used herein, “Springing Revolving Maturity Date” means the date that is ninety-one (91) days prior to the scheduled maturity date of the Senior 2030 Notes; provided that the Springing Revolving Maturity Date shall occur only if, on such date, (x) the Senior 2030 Notes have not been repaid, exchanged, repurchased, refinanced or otherwise redeemed, in each case in full or such that the aggregate outstanding principal amount of the Senior 2030 Notes is greater than $100,000,000 (excluding the aggregate outstanding principal amount of Senior 2030 Notes for which cash that has been irrevocably deposited with the trustee for Senior 2030 Notes for the satisfaction and discharge or defeasance of such Senior 2030 Notes in accordance with the Senior 2030 Notes Indenture), and (y) the Total Revolving Commitments Utilization Percentage, calculated on a pro forma basis as of such date, exceeds eighty percent (80%).
“S&P” means S&P Global Ratings and any successor thereto that is a nationally recognized rating agency.
“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (including, as of the Fourth Amendment Effective Date, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea and Syria).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, or by the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom, the Canadian government or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any

Person owned or controlled by any such Person or Persons described in the foregoing clause (a) or clause (b).
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom, the Canadian government or other relevant sanctions authority.
“Scheduled Redetermination” has the meaning assigned such term in Section 2.07(b). For purposes of this Agreement, the initial Borrowing Base determination on the Effective Date shall constitute a Scheduled Redetermination hereunder.
“Scheduled Redetermination Date” means the date on which a Borrowing Base that has been redetermined pursuant to a Scheduled Redetermination becomes effective as provided in Section 2.07(d). For purposes of this Agreement, the Effective Date shall constitute a Scheduled Redetermination Date hereunder.
“SEC” means the Securities and Exchange Commission or any successor Governmental Authority.
“Second Amendment” means that certain Second Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2022 among the Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.
“Secured Leverage Ratio” means, as of any date of determination, the ratio of Total Secured Net Debt as of such date to EBITDAX for the most recently ended Test Period (or if such date is the last day of a fiscal quarter, the Test Period ending on such date), in each case for the Parent and the Consolidated Restricted Subsidiaries.
“Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Bank Products Providers and the Secured Swap Parties, and “Secured Party” means any of them individually.
“Secured Swap Agreements” means (i) any Swap Agreement between a member of the Parent Group or any Restricted Subsidiary and any Secured Swap Party and (ii) any Permitted Existing Secured Swap Agreement.
“Secured Swap Indebtedness” means Indebtedness of the type referred to in clause (b) of the definition of Indebtedness.
“Secured Swap Party” means any Person that is a party to a Swap Agreement with a member of the Parent Group or any Restricted Subsidiary that entered into such Swap Agreement prior to the time, or during the time, that such Person or its Affiliate is a Revolving

Lender (including any Swap Agreement between such Person in existence prior to the date hereof), even if such Person subsequently ceases to be a Revolving Lender (or an Affiliate thereof) for any reason; provided that any such Person that ceases to be a Revolving Lender or an Affiliate thereof shall not be a Secured Swap Party with respect to any Swap Agreement (or transactions under any Swap Agreement) that it thereafter enters into (or that is assigned or transferred to it) while it is not a Revolving Lender or an Affiliate thereof; provided further that, notwithstanding the foregoing, each of KeyBank National Association and PNC Bank, National Association shall be a “Secured Swap Party” solely with respect to each Permitted Existing Secured Swap Agreement to which it is a party.
“Security Instruments” means the Guaranty and Security Agreement, the Canadian Guarantee and Security Agreement, any Intercreditor Agreement, mortgages, deeds of trust, and other agreements, instruments or certificates described or referred to in Exhibit E-1, and any and all other agreements, instruments, consents or certificates now or hereafter executed and delivered by each member of the Parent Group, any other Guarantor or any other Person (other than Secured Swap Agreements or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) as security for the payment or performance of the Indebtedness, the Notes, this Agreement, or reimbursement obligations under the Letters of Credit, as such agreements may be amended, modified, supplemented or restated from time to time.
“Senior 2030 Notes” means the Parent’s 6.000% Senior Notes due 2030, issued pursuant to that certain Indenture, dated as of September 30, 2025, between the Parent and U.S. Bank Trust Company, National Association, as trustee (such indenture, as amended, restated, supplemented or otherwise modified from time to time, the “Senior 2030 Notes Indenture”).
“Senior 2030 Notes Indenture” has the meaning set forth in the definition of “Senior 2030 Notes”.
“Senior Notes” means, individually or collectively as the context may require, any unsecured senior or unsecured senior subordinated Debt of the Parent, the Borrower and/or Finance Co, including, for the avoidance of doubt, any Convertible Notes and the Existing Senior Notes.
“Senior Notes Documents” means any credit agreement, notes, indenture, agreement, instrument or other definitive document governing, evidencing or related to, or securing, guaranteeing or otherwise providing credit support for, any Senior Notes, as the same may from time to time be amended, restated, amended and restated, supplemented or otherwise modified to the extent not prohibited by Section 9.04(b).
“Seventh Amendment” means that certain Seventh Amendment to Amended and Restated Credit Agreement, dated as of November 3, 2025, among the Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
“Seventh Amendment Effective Date” has the meaning assigned to such term in the Seventh Amendment.

“Sixth Amendment” means that certain Sixth Amendment to Amended and Restated Credit Agreement, dated as of November 4, 2024 among the Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
“Sixth Amendment Effective Date” has the meaning assigned to such term in the Sixth Amendment.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Adjustment” means a percentage equal to 0.00% per annum.
“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the website of the NYFRB, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“SOFR Loan” means any Daily Simple SOFR Loan or Term SOFR Loan.
“Solvent” means, with respect to any Person on any date of determination, that on such date (a) the fair value of the assets (after giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement) of such Person and its Restricted Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their Debt, (b) the present fair saleable value of the property of such Person and its Restricted Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their Debt, as such Debt becomes absolute and matured, (c) such Person and its Restricted Subsidiaries, on a consolidated basis, are able to pay their Debt, as such Debt becomes absolute and matured (after taking into account the timing and amounts of cash to be received by such Person and its Restricted Subsidiaries and the amounts to be payable on or in respect of its liabilities, and giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement) and (d) such Person and its Restricted Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital. The amount of any contingent Debt at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“SPE” means the Society of Petroleum Engineers.
“Specified Canadian Subsidiary” means each of (a) Spark Acquisition ULC, an Alberta unlimited liability company and (b) Enerplus Corporation, an Alberta corporation.
“Specified Conditions” means, as of any date, that: (a) no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing; (b) the Total Revolving Credit

Exposures is not greater than eighty percent (80%) of the Total Revolving Commitments and (c) the Leverage Ratio is equal to or less than 3.00 to 1.00 on a Pro Forma Basis.
“Specified Event of Default” means any Event of Default pursuant to Section 10.01(a), (b), (h), (i) or (j).
“Specified Existing Revolving Commitment Class” has the meaning set forth in Section 2.10(a).
“Specified Transaction” means any incurrence or Redemption of Debt, Investment, Disposition, Capital Expenditure or Restricted Payment, in each case, that by the terms of this Agreement requires the Leverage Ratio, the Secured Leverage Ratio and/or the Current Ratio to be calculated on a Pro Forma Basis.
“Spot Rate” means, subject to Section 2.08(m), for Canadian Dollars, the rate provided (either by publication or otherwise provided or made available to the Administrative Agent) by Thomson Reuters Corp. (or an equivalent service chosen by the Administrative Agent in its reasonable discretion) as the spot rate for the purchase of dollars with Canadian Dollars at a time selected by the Administrative Agent in accordance with the procedures generally used by the Administrative Agent for syndicated credit facilities in which it acts as administrative agent.
“Subsidiary” means (a) any Person of which at least a majority of the outstanding Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, manager or other governing body of such Person (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Parent and/or one or more of its Subsidiaries and (b) any partnership of which the Parent or any of its Subsidiaries is a general partner. Unless otherwise indicated herein, each reference to the term “Subsidiary” shall mean a Subsidiary of the Parent.
“Subsidiary Guarantor” means any Restricted Subsidiary of the Borrower that is a Guarantor.
“Supported QFC” has the meaning assigned to it in Section 12.19.
“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions (including any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act); provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or its Subsidiaries shall be a Swap Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, (a) for any date on or after the date such Swap Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Agreements, as determined by the counterparties to such Swap Agreements.
“Swingline Borrowing” means a borrowing of a Swingline Loan pursuant to Section 2.09.
“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.
“Swingline Lender” means Wells Fargo, in its capacity as a lender of Swingline Loans hereunder.
“Swingline Loan” has the meaning assigned to such term in Section 2.09(a).
“Synthetic Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of U.S. federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, 80% of the residual value of the Property subject to such operating lease upon expiration or early termination of such lease.
“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term Commitments” has the meaning assigned to such term in Section 2.11(a).
“Term Lenders” means (a) any Person that shall become a party hereto with a Term Commitment pursuant to Section 2.11 and (b) any Person that shall have become a party hereto as a Term Lender pursuant to an Assignment and Assumption, other than, in each case, any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. For the avoidance of doubt, any Term Lender that ceases to have any Term Loan Exposure shall not constitute a Term Lender hereunder.
“Term Loan Amendment” has the meaning assigned to such term in Section 2.11(f).
“Term Loan Extension” has the meaning set forth in Section 2.12(a).
“Term Loan Extension Offer” has the meaning set forth in Section 2.12(a).

“Term Loan Extension Series” has the meaning set forth in Section 2.12(a).
“Term Loan Exposure” means, with respect to any Term Lender at any time, the outstanding principal amount of such Term Lender’s Term Loans at such time.
“Term Loan Facility” means any Class of Term Loans under the same Term Loan Amendment with the same terms applicable thereto.
“Term Loan Facility Closing Date” has the meaning assigned to such term in Section 2.11.
“Term Loan Increase” has the meaning assigned to such term in Section 2.11(a).
“Term Loan Maturity Date” means, (a) with respect to any Term Loans, the final maturity date as specified for such Term Loans in the applicable Term Loan Amendment and (b) with respect to any Extended Term Loans of a given Term Loan Extension Series, the final maturity date as specified in the applicable Extension Amendment.
“Term Loan Request” has the meaning assigned to such term in Section 2.11(a).
“Term Loans” means the term loans made to the Borrower by the Term Lenders pursuant to Article II, or any portion thereof, as the context requires, and, unless the context requires otherwise, any Extended Term Loan.
“Term SOFR” means,
(a)    for any calculation with respect to a Term SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period (provided that, if the applicable Interest Period is one week, then, prior to the first date on which the Term SOFR Administrator publishes a Term SOFR Reference Rate for a tenor of one week, the Term SOFR Reference Rate for an Interest Period of one week shall be the Term SOFR Reference Rate for a tenor comparable to an Interest Period of one month) on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and
(b)    for any calculation with respect to an ABR Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Alternate Base Rate Term

SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Alternate Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Alternate Base Rate Term SOFR Determination Day;
provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall be less than the Floor, then Term SOFR shall be deemed to be the Floor.
“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).
“Term SOFR Loan” means any Loan bearing interest at a rate based on Adjusted Term SOFR (other than pursuant to clause (c) of the definition of “Alternate Base Rate”) as provided in Section 3.02(b).
“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.
“Termination Date” means the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.
“Test Period” means (i) for the purposes of calculating the Leverage Ratio pursuant to Section 9.01(b), the period of four (4) consecutive fiscal quarters ending on the last day of each fiscal quarter and (ii) for any other purposes under this Agreement, for any date of determination, the period of four (4) consecutive fiscal quarters of the Borrower then most recently ended for which financial statements and the related compliance certificate have been delivered pursuant to Section 8.01(a) or (b), as applicable, and Section 8.01(c).
“Third Amendment” means that certain Third Amendment to Amended and Restated Credit Agreement, dated as of May 2, 2023 among the Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
“Third Amendment Effective Date” has the meaning assigned to such term in the Third Amendment.
“Title Coverage Requirement” means that the Administrative Agent shall have received satisfactory title information (a) on at least eighty-five percent (85%) (or such greater percentage for which the Credit Parties have agreed to deliver satisfactory title information pursuant to the

Permitted Secured Loan Documents at such time) of the total value of the Proved Reserves evaluated in the most recently completed Reserve Report and (b) that otherwise covers any other Oil and Gas Properties (including, to the extent applicable, any unproven acreage and any midstream or gathering assets) for which the Credit Parties have agreed to provide title information under the Permitted Secured Loan Documents at such time.
“Total Credit Exposure” means, at any time, the Dollar Equivalent of the sum of (a) the Total Revolving Credit Exposures at such time plus (b) the aggregate unused Revolving Commitments at such time plus (c) the Total Term Loan Exposures at such time.
“Total Net Debt” means, at any date, (a) all Debt (i) of the type described in clause (a), (b) (to the extent such amounts have been funded and not reimbursed), (c), (d), (e), (l) or (m) of the definition thereof or (ii) of the type described in clauses (f), (g) or (k) to the extent in respect of Debt of the type described in clause (i), in each case of the definition thereof, of the Parent and the Consolidated Restricted Subsidiaries on a consolidated basis, excluding non-cash obligations under ASC 815 minus (b) the aggregate cash and cash equivalents of the Parent and the Consolidated Restricted Subsidiaries, in each case, free and clear of all Liens other than Liens permitted under Section 9.03, included in the cash and cash equivalents accounts listed on the consolidated balance sheet of the Parent and the Consolidated Restricted Subsidiaries at such date, provided that if any Loans are outstanding at such date, the amount deducted pursuant to this clause (b) shall not exceed the greater of (i) 10% of the amount of the Aggregate Elected Revolving Commitment Amounts as of such date and (ii) $200,000,000 in the aggregate.
“Total Revolving Commitments” means all of the Revolving Lenders’ Revolving Commitments.
“Total Revolving Commitments Utilization Percentage” means, as of any day, the fraction expressed as a percentage, the numerator of which is the Dollar Equivalent of the sum of the Revolving Credit Exposures of the Revolving Lenders on such day, and the denominator of which is the Total Revolving Commitments of the Revolving Lenders in effect on such day.
“Total Revolving Credit Exposures” means, at any time, the Dollar Equivalent of the amount of the Revolving Credit Exposures of all Revolving Lenders.
“Total Secured Net Debt” means, at any date, all Total Net Debt of the Parent and the Consolidated Restricted Subsidiaries on a consolidated basis that is secured by a Lien on any of their Properties.
“Total Term Commitments” means all of the Term Lenders’ Term Commitments.
“Total Term Loan Exposures” means, at any time, the amount of the Term Loan Exposure of all Term Lenders.
“Transactions” means, collectively, the Debt Transactions, the Merger Transactions, the repayment in full of all loans and other amounts owing under the Whiting Credit Agreement, and the payment of all fees and expenses incurred or paid by the Parent Group or any of their respective Subsidiaries in connection with any of the foregoing.
“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Alternate Base Rate or the Adjusted Term SOFR, or to the extent applicable, Adjusted Daily Simple SOFR.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“Unrestricted Subsidiary” means Oasis Petroleum International LLC, a Delaware limited liability company, Whiting Programs, Inc., a Delaware limited liability company, Enlace Energy LLC, a Delaware limited liability company and each of their subsidiaries, if any, and any other Subsidiary of the Parent (for the avoidance of doubt, other than the Borrower or Chord LLC) designated as such on Schedule 7.14 as of the Effective Date or which the Borrower has designated in writing to the Administrative Agent to be an Unrestricted Subsidiary pursuant to Section 9.08.
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Section 2.03, Section 2.04(b) and Section 3.04(b), in each case, such day is also a Business Day.
“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.
“U.S. Special Resolution Regime” has the meaning assigned to it in Section 12.19.
“U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.03(f).
“Weighted Average Life to Maturity” means, when applied to any Debt at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining amortization, installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Debt.
“Whiting” has the meaning provided in the recitals to this Agreement.
“Whiting Credit Agreement” means that certain Credit Agreement, dated as of September 1, 2020, among Whiting, as parent guarantor, Whiting Opco, as borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended, amended and restated, supplemented or otherwise modified prior to the Effective Date.
“Whiting Opco” means Whiting Oil and Gas Corporation, a Delaware corporation.
“Whiting Reserve Report” means the report of an Approved Petroleum Engineer with respect to certain Oil and Gas Properties of Whiting Opco and its Restricted Subsidiaries as of January 1, 2022.
“Wholly-Owned Subsidiary” means any Restricted Subsidiary of which all of the outstanding Equity Interests (other than any directors’ qualifying shares mandated by applicable law), on a fully-diluted basis, are owned by the Parent or one or more of the Wholly-Owned Subsidiaries or are owned by the Parent and one or more of the Wholly-Owned Subsidiaries.
“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Title IV of ERISA.
“Withholding Agent” means any Credit Party or the Administrative Agent.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
Section 1.03    Types of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings, respectively, may be classified and referred to by Type (e.g., a “Term SOFR Loan” or a “Term SOFR Borrowing”); by Class (e.g. “Revolving Loan” a “Revolving Borrowing”, a “Term Loan” or a “Term Borrowing”) or by Class and Type (e.g., an “ABR Revolving Loan”, an “ABR Revolving Borrowing”, a “Term SOFR Revolving Loan”, a “Term

SOFR Revolving Borrowing”, a “Term SOFR Term Borrowing”, a “Term SOFR Term Loan”, an “ABR Term Borrowing” or an “ABR Term Loan”).
Section 1.04    Terms Generally; Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, restated or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in the Loan Documents), (b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained in the Loan Documents), (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word “from” means “from and including” and the word “to” means “to and including” and (f) any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement. No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision. Notwithstanding anything herein to the contrary, for the purposes of calculating any of the ratios tested under Section 9.01 and the components of each of such ratios, and for use of certain Baskets, except to the extent expressly stated otherwise, any Unrestricted Subsidiary (including in each case their assets, liabilities, income, losses, cash flows, and the elements thereof) shall be excluded, except for any cash dividends or distributions actually paid by any such Person to the Restricted Parties, which shall be deemed to be income to such Restricted Party when actually received by such Person.
Section 1.05    Accounting Terms and Determinations; GAAP. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the Financial Statements except for changes in which Borrower’s independent certified public accountants concur and which are disclosed to Administrative Agent on the next date on which financial statements are required to be delivered to the Lenders pursuant to Section 8.01(a); provided that, unless the Borrower and the Majority Lenders shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants contained herein is computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods.
Section 1.06    Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to Adjusted Daily

Simple SOFR, SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 3.03(c), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Adjusted Daily Simple SOFR, SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of Adjusted Daily Simple SOFR, SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain Adjusted Daily Simple SOFR, SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
Section 1.07    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.
Section 1.08    Other Calculations.
(a)    Notwithstanding anything to the contrary in this Section 1.08 or in any classification under GAAP of any Person, business, assets or operations in respect of which a definitive agreement for the disposition thereof has been entered into, at the election of the Borrower, no pro forma effect shall be given to any discontinued operations (and the EBITDAX or Consolidated Total Assets attributable to any such Person, business, assets or operations shall not be excluded for any purposes hereunder) until such disposition shall have been consummated.
(b)    Notwithstanding anything in this Agreement or any Loan Document to the contrary, with respect to any amounts incurred, or transactions entered into or consummated, in reliance on a Fixed Basket substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a Non-Fixed Basket, it is understood and agreed that such amounts incurred in reliance on any applicable Fixed Basket shall be disregarded in the calculation of the financial ratio or test applicable to the Non-Fixed Basket in connection with such substantially concurrent incurrence; provided that full pro forma effect shall be given to all applicable and related transactions (including the use of proceeds of all applicable Indebtedness incurred and any repayments, repurchases and redemptions of Indebtedness) and all other adjustments as to which pro forma effect may be given under this Section 1.08.
Section 1.09    Limited Condition Transaction. Notwithstanding anything in this Agreement or any Loan Document to the contrary, when (a) calculating any applicable ratio or basket (including any basket based on Total Net Debt or EBITDAX) in connection with the incurrence of Debt, the issuance of any Disqualified Capital Stock or preferred equity interest, the creation of Liens, the making of any Disposition, the making of an Investment, the making of a Restricted Payment, the designation of a Subsidiary as a Restricted Subsidiary or Unrestricted Subsidiary or the Redemption of Debt or Disqualified Capital Stock or preferred equity interests, (b) determining the accuracy of any representation or warranty or (c) determining whether any Default or Event of Default (other than a Specified Event of Default) has occurred, is continuing or would result from any action, in each case of clauses (a) through (c) in connection with a Limited Condition Transaction, the date of determination of such ratio or basket, the accuracy of such representation or warranty (but taking into account any earlier date specified therein), or whether any Default or Event of Default (other than a Specified Event of Default to the extent expressly set forth herein to the contrary) has occurred, is continuing or would result therefrom shall, at the election of the Borrower, which election may be revoked by the Borrower at any time prior to the consummation of the Limited Condition Transaction (the Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), be deemed to be (i) the date the definitive agreements for such Limited Condition Transaction are entered into or, in case of a takeover offer, the date on which such offer is announced or (ii) the date an irrevocable notice for Redemption of Debt or Disqualified Capital Stock or preferred equity interests or declaration of a Restricted Payment (as applicable) is delivered, as applicable (the “LCT Test Date”); provided that the consummation of any Limited Condition Transaction constituting a Disposition shall occur not more than sixty (60) days after the execution of the definitive agreement with respect thereto. For the avoidance of doubt, (A) if any ratio or basket is exceeded, any representation or warranty breached, or any Default or Event of Default (other than a Specified Event of Default) has occurred and is continuing following the LCT Test Date as a result of fluctuations in such ratio (including due to fluctuations in Total Net Debt and EBITDAX), a change in facts and circumstances or other provisions at or prior to the consummation of the relevant Limited Condition Transaction, such ratio or basket, the accuracy of such representation or warranty (but taking into account any earlier date specified therein), and the determination of whether any Default or Event of Default (other than a Specified Event of Default) has occurred, is continuing or would result therefrom, in each case, will not be deemed to have been exceeded, breached, or otherwise failed as a result of such fluctuations or changed circumstances solely for purposes of determining whether the Limited Condition Transaction and any related transactions are permitted hereunder and (B) such ratio or basket, the accuracy of such representations or warranties, and whether any Default or Event of Default (other than a Specified Event of Default) has occurred or is continuing or would result therefrom, in each case, shall not be tested at the time of consummation of such Limited Condition Transaction (other than the occurrence of a Specified Event of Default). If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio or basket availability on or following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated, the date that the definitive agreement for such Limited Condition Transaction is terminated or expires or the date on which the irrevocable notice has expired, without consummation of such Limited Condition Transaction (as applicable), any such ratio or basket shall be calculated on a pro forma basis assuming such Limited Condition Transaction (including any incurrence of Debt and the use of proceeds thereof) have been consummated. For the avoidance of doubt, this Section 1.09 shall not apply for the purposes of determining the satisfaction of any conditions contained in Section 6.02 of this Agreement on the occasion of any Borrowing or the issuance, increase, renewal or extension of any Letter of Credit.
ARTICLE II
THE CREDITS
Section 2.01    Commitments.
(a)    Subject to the terms and conditions set forth herein, each Revolving Lender (acting through any of its branches or affiliates) severally, but not jointly, agrees to make loans (other than Swingline Loans, which shall be governed by Section 2.09) (“Revolving Loans”) in U.S. dollars to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Revolving Lender’s Revolving Credit Exposure exceeding such Revolving Lender’s Revolving Commitment or (ii) the Total Revolving Credit Exposures exceeding the Total Revolving Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, repay and reborrow the Revolving Loans.
(b)    Subject to the terms and conditions set forth herein and in the applicable Term Loan Amendment, each Term Lender with a Term Commitment as set forth in such Term Loan Amendment severally agrees to make a Term Loan to the Borrower in an aggregate principal amount that will not result in (i) the amount of the Term Loan made by such Term Lender hereunder exceeding such Term Lender’s Term Commitment or (ii) the aggregate amount of the Term Loans made by all such Term Lenders hereunder exceeding the Total Term Commitments of such Term Lenders. Subject to the foregoing limitations and the other provisions of this Agreement, once borrowed, the Borrower may not reborrow any portion of the Term Loans that has been repaid or prepaid, whether in whole or in part. Upon any funding of any Term Loan under the applicable Term Loan Facility by any Term Lender, such Term Lender’s Term Commitment under such Term Loan Facility shall terminate immediately and without further action. Notwithstanding anything to the contrary herein, the Term Commitments that are funded on any Term Loan Facility Closing Date shall be terminated upon such funding and, if the Total Term Commitments as of such Term Loan Facility Closing Date are not drawn on such Term Loan Facility Closing Date, any Term Commitments in respect of the undrawn amount under such Term Loan Facility shall automatically be terminated.
Section 2.02    Loans and Borrowings.
(a)    Borrowings; Several Obligations. Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans made by the Lenders ratably in accordance with their respective Revolving Commitments. Each Term Loan shall be made as part of a Term

Borrowing consisting of Term Loans made by the Term Lenders under such Term Loan Facility ratably in accordance with their respective Term Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.
(b)    Types of Loans. Subject to Section 3.03, each Borrowing shall be comprised entirely of ABR Loans or Term SOFR Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Term SOFR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.
(c)    Minimum Amounts; Limitation on Number of Borrowings. At the commencement of each Interest Period for any Term SOFR Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $250,000 and not less than $1,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.08(e). Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of ten (10) Borrowings of SOFR Loans outstanding. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Term SOFR Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.
(d)    Notes. If requested by a Lender, the Loans made by each Lender shall be evidenced by a note of the Borrower in substantially the form of Exhibit A-1 in the case of a Revolving Loan and in substantially the form of Exhibit A-2 in the case of a Term Loan, dated, in the case of (a) any Lender party hereto as of the date of this Agreement, as of the date of this Agreement, (b) any Lender that becomes a party hereto pursuant to an Assignment and Assumption, as of the effective date of the Assignment and Assumption, (c) any Lender that becomes a party hereto in connection with an increase in the Aggregate Elected Revolving Commitment Amounts pursuant to Section 2.06(c) or in connection with a Term Loan Amendment, as of the effective date of such increase or such Term Loan Amendment, in each case, payable in a principal amount equal to, in the case of a Revolving Lender, its Maximum Credit Amount as in effect on such date, and, in the case of any Term Lender, the principal amount of its Term Loans on such date, and otherwise duly completed. In the event that any Lender’s Maximum Credit Amount or Term Loans increases or decreases for any reason (whether pursuant to Section 2.06, Section 12.04(b) or otherwise), if requested by such Lender, the Borrower shall deliver or cause to be delivered, to the extent such Lender is then holding a Note, on the effective date of such increase or decrease, a new Note, payable to such Lender in a principal amount equal to, in the case of a Revolving Lender, its Maximum Credit Amount after giving effect to such increase or decrease, and, in the case of any Term Lender, the principal amount of its Term Loans after giving effect to such increase or decrease, and otherwise duly completed, whereupon such Lender shall promptly return to the Borrower the previously issued Note held by such Lender. The date, amount, Type, interest rate and, if applicable, Interest Period of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Note, and, prior to any transfer, may be recorded by such Lender on a schedule attached to such Note or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender’s or the Borrower’s rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Note.
Section 2.03    Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone or e-mail (a) in the case of a Term SOFR Borrowing, not later than 12:00 noon, New York City time, three (3) U.S. Government Securities Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of the proposed Borrowing; provided that no such notice shall be required for any deemed request of an ABR Borrowing to finance the reimbursement of an LC Disbursement as provided in Section 2.08(e). Each such telephonic or e-mail Borrowing Request shall be irrevocable and, if made by telephone, shall be confirmed promptly by hand delivery, facsimile or e-mail to the Administrative Agent of a written Borrowing Request in substantially the form of Exhibit B and signed by each member of the Parent Group. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:
(i)    whether such Borrowing is a Revolving Borrowing or a Term Borrowing;
(ii)    the aggregate amount of the requested Borrowing;
(iii)    the date of such Borrowing, which shall be a Business Day;
(iv)    whether such Borrowing is to be an ABR Borrowing or a Term SOFR Borrowing;
(v)    in the case of a Term SOFR Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”;
(vi)    (A) the amount of the then effective Borrowing Base and the Available Borrowing Base (if such Borrowing Request is delivered during a Borrowing Base Period), (B) the amount of the then effective Aggregate Elected Revolving Commitment Amounts, (C) the aggregate principal amount of Permitted Pari Term Loan Debt then outstanding, (D) the current Total Revolving Credit Exposures (without regard to the requested Borrowing), (E) the pro forma Total Revolving Credit Exposures and the Total Term Loan Exposures (giving effect to the requested Borrowing); (F) the Total Term Loan Exposures (without regard to the requested Borrowing) and (G) the pro forma Total Term Loan Exposures (giving effect to the requested Borrowing); and

(vii)    the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.
If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Term SOFR Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Each Borrowing Request shall constitute a representation that the amount of the requested Borrowing shall (1) not cause the Total Revolving Credit Exposures to exceed the Total Revolving Commitments or (2) cause the Total Term Loan Exposures to exceed the Total Term Commitments.
Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Revolving Lender or Term Lender (as applicable) of the details thereof and of the amount of such Lender’s Loans to be made as part of the requested Borrowing.
Section 2.04    Interest Elections.
(a)    Conversion and Continuance. Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Term SOFR Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Term SOFR Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.04. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section 2.04(a) shall not apply to Swingline Borrowings, which may not be converted or continued. Notwithstanding anything to the contrary herein, no Borrowing shall initially be a Daily Simple SOFR Loan and no conversion may be made into a Daily Simple SOFR Loan except in accordance with Section 3.03.
(b)    Interest Election Requests. To make an election pursuant to this Section 2.04, the Borrower shall notify the Administrative Agent of such election by telephone or e-mail by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic or e-mail Interest Election Request shall be irrevocable and, if made by telephone, shall be confirmed promptly by hand delivery, facsimile or e-mail to the Administrative Agent of a written Interest Election Request in substantially the form of Exhibit C and signed by the Borrower.
(c)    Information in Interest Election Requests. Each telephonic/e-mail and written Interest Election Request shall specify the following information in compliance with Section 2.02:
(i)    the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to Sections 2.04(c)(iii) and (iv) shall be specified for each resulting Borrowing);
(ii)    the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;
(iii)    whether the resulting Borrowing is to be an ABR Borrowing or a Term SOFR Borrowing; and
(iv)    if the resulting Borrowing is a Term SOFR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.
If any such Interest Election Request requests a Term SOFR Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.
(d)    Notice to Lenders by the Administrative Agent. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.
(e)    Effect of Failure to Deliver Timely Interest Election Request and Events of Default on Interest Election. If the Borrower fails to deliver a timely Interest Election Request with respect to a Term SOFR Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, acting at the direction of the Majority Lenders, has notified the Borrower that no conversion of outstanding Borrowings into, or continuation as, Term SOFR Borrowings shall be permitted, (i) no outstanding Borrowing may be converted to or continued as a Term SOFR Borrowing (and any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term SOFR Borrowing shall be ineffective) and (ii) unless repaid, each Term SOFR Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.
Section 2.05    Funding of Borrowings; Funding by Lenders.
(a)    Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.09. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account subject to a Control Agreement designated by the Borrower in the applicable Borrowing Request; provided that ABR Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.08(e) shall be remitted by the Administrative Agent to the Issuing Bank. Nothing

herein shall be deemed to obligate any Lender to obtain the funds for its Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for its Loan in any particular place or manner.
(b)    Presumption of Funding by the Lenders. Except with respect to Swingline Loans made pursuant to Section 2.09, unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.05(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.
Section 2.06    Termination and Reduction of Commitments and Aggregate Maximum Credit Amounts; Optional Increase and Reduction of Aggregate Elected Revolving Commitment Amounts.
(a)    Scheduled Termination of Revolving Commitments. Unless previously terminated, the Total Revolving Commitments (and the Revolving Commitment of each Revolving Lender) shall terminate on the Revolving Maturity Date. If at any time the Aggregate Maximum Credit Amounts, the Borrowing Base (solely during a Borrowing Base Period) or the Aggregate Elected Revolving Commitment Amounts is terminated or reduced to zero, then the Revolving Commitments shall terminate on the effective date of such termination or reduction. Each Revolving Loan, all accrued but unpaid interest thereon, and all other Indebtedness (other than Indebtedness in respect of Term Loans) shall be due and payable in full on the Revolving Maturity Date.
(b)    Optional Termination and Reduction of Aggregate Maximum Credit Amounts.
(i)    The Borrower may at any time terminate, or from time to time reduce, the Aggregate Maximum Credit Amounts; provided that (a) each reduction of the Aggregate Maximum Credit Amounts shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000, (b) the Borrower shall not terminate or reduce the Aggregate Maximum Credit Amounts if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 3.04(c), the Total Revolving Credit Exposures would exceed the Total Revolving Commitments, and (c) upon any reduction of the Aggregate Maximum Credit Amounts that results in the

Aggregate Maximum Credit Amounts being less than the sum of the Aggregate Elected Revolving Commitment Amounts plus the Total Term Loan Exposures, the Aggregate Elected Revolving Commitment Amounts shall be automatically reduced (ratably among the Revolving Lenders in accordance with each Revolving Lender’s Applicable Revolving Percentage) so that they equal the Aggregate Maximum Credit Amounts as so reduced minus the Total Term Loan Exposures.
(ii)    The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Aggregate Maximum Credit Amounts under Section 2.06(b)(i) at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Revolving Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.06(b)(ii) shall be irrevocable; provided that any such notice delivered hereunder may state that it is conditioned upon the occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Aggregate Maximum Credit Amounts shall be permanent and may not be reinstated. Each reduction of the Aggregate Maximum Credit Amounts shall be made ratably among the Revolving Lenders in accordance with each Revolving Lender’s Applicable Revolving Percentage.
(c)    Optional Increase and Reduction of Aggregate Elected Revolving Commitment Amounts.
(i)    Subject to the conditions set forth in Section 2.06(c)(ii), the Borrower may increase the Aggregate Elected Revolving Commitment Amounts then in effect by increasing the Elected Revolving Commitment of a Revolving Lender (an “Increasing Revolving Lender”) or by causing a Person that is acceptable to the Administrative Agent that at such time is not a Revolving Lender to become a Revolving Lender (any such Person that is not at such time a Lender and becomes a Lender, an “Additional Revolving Lender”). Notwithstanding anything to the contrary contained in this Agreement, in no case shall an Additional Revolving Lender be the Borrower or an Affiliate of a Borrower.
(ii)    Any increase in the Aggregate Elected Revolving Commitment Amounts shall be subject to the following additional conditions:
(A)    such increase shall not be less than $50,000,000 unless the Administrative Agent otherwise consents, and no such increase shall be permitted if after giving effect thereto the Aggregate Elected Revolving Commitment Amounts exceed (1) during a Borrowing Base Period, the Available Borrowing Base then in effect or (2) during an Investment Grade Period, the Aggregate Maximum Credit Amounts minus Total Term Loan Exposures;

(B)    during a Borrowing Base Period, following any Scheduled Redetermination Date, the Borrower may not increase the Aggregate Elected Revolving Commitment Amounts more than once before the next Scheduled Redetermination Date;
(C)    no Default shall have occurred and be continuing on the effective date of such increase;
(D)    on the effective date of such increase, no Term SOFR Borrowings shall be outstanding or if any Term SOFR Borrowings are outstanding, then the effective date of such increase shall be the last day of the Interest Period in respect of such Term SOFR Borrowings unless the Borrower pays compensation required by Section 5.02;
(E)    no Lender’s Elected Revolving Commitment may be increased without the consent of such Lender;
(F)    if the Borrower elects to increase the Aggregate Elected Revolving Commitment Amounts by increasing the Elected Revolving Commitment of an Increasing Revolving Lender, the Borrower and such Increasing Revolving Lender shall execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit G (an “Elected Revolving Commitment Increase Certificate”); and
(G)    if the Borrower elects to increase the Aggregate Elected Revolving Commitment Amounts by causing an Additional Revolving Lender to become a party to this Agreement, then the Borrower and such Additional Revolving Lender shall execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit H (an “Additional Revolving Lender Certificate”), together with an Administrative Questionnaire and a processing and recordation fee of $3,500, and the Borrower shall (1) if requested by the Additional Revolving Lender, deliver a Note payable to such Additional Revolving Lender in a principal amount equal to its Maximum Credit Amount, and otherwise duly completed and (2) pay any applicable fees as may have been agreed to between the Borrower, the Additional Revolving Lender and the Arranger.
(H)    the increase shall be on the exact same terms and pursuant to the exact same documentation applicable to this Agreement (other than with respect to any arrangement, structuring, upfront or other fees or discounts payable in connection with such increase in the Aggregate Elected Revolving Commitment Amounts) (provided that, to the extent applicable, the Applicable Margin shall be increased to be consistent with that for such increase in the Aggregate Elected Revolving Commitment Amounts).

(iii)    Subject to acceptance and recording thereof pursuant to Section 2.06(c)(iv), from and after the effective date specified in the Elected Revolving Commitment Increase Certificate or the Additional Revolving Lender Certificate (or if any Term SOFR Revolving Borrowings are outstanding, then the last day of the Interest Period in respect of such Term SOFR Borrowings, unless the Borrower has paid compensation required by Section 5.02): (a) the amount of the Aggregate Elected Revolving Commitment Amounts shall be increased as set forth therein, and (b) in the case of an Additional Revolving Lender Certificate, any Additional Revolving Lender party thereto shall be a party to this Agreement and have the rights and obligations of a Lender under this Agreement and the other Loan Documents. In addition, the Increasing Revolving Lender or the Additional Revolving Lender, as applicable, shall purchase a pro rata portion of the outstanding Revolving Loans (and participation interests in Letters of Credit) of each of the other Revolving Lenders (and such Revolving Lenders hereby agree to sell and to take all such further action to effectuate such sale) such that each Revolving Lender (including any Increasing Revolving Lender and any Additional Revolving Lender, if applicable) shall hold its Applicable Revolving Percentage of the outstanding Revolving Loans (and participation interests) after giving effect to the increase in the Aggregate Elected Revolving Commitment Amounts (and the resulting modifications of each Revolving Lender’s Applicable Revolving Percentage and Maximum Credit Amount pursuant to Section 2.06(c)(iv) or Section 2.06(c)(v), as applicable).
(iv)    Upon its receipt of a duly completed Elected Revolving Commitment Increase Certificate or an Additional Revolving Lender Certificate, executed by the Borrower and the Increasing Revolving Lender or by the Borrower and the Additional Revolving Lender party thereto, as applicable, the processing and recording fee referred to in Section 2.06(c)(ii) and the Administrative Questionnaire referred to in Section 2.06(c)(ii), if applicable, the Administrative Agent shall accept such Elected Revolving Commitment Increase Certificate or Additional Revolving Lender Certificate and record the information contained therein in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(b)(iv). No increase in the Aggregate Elected Revolving Commitment Amounts shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 2.06(c)(iv).
(v)    Upon any increase in the Aggregate Elected Revolving Commitment Amounts pursuant to Section 2.06(c)(iv), (A) each Revolving Lender’s Applicable Revolving Percentage shall be automatically deemed amended to the extent necessary so that each Revolving Lender’s Applicable Revolving Percentage equals the percentage of the Aggregate Elected Revolving Commitment Amount represented by such Revolving Lender’s Elected Revolving Commitment, in each case, after giving effect to such increase, (B) each Revolving Lender’s Maximum Credit Amount shall be automatically deemed amended to the extent necessary so that each such Revolving Lender’s Maximum Credit Amount equals such Revolving Lender’s Applicable Revolving Percentage of the Aggregate Maximum Credit Amounts and (C) Annex I to

this Agreement shall be deemed amended to reflect the Elected Revolving Commitment of each Increasing Revolving Lender and any Additional Revolving Lender as thereby increased, and any changes in the Revolving Lenders’ respective Applicable Revolving Percentages and Maximum Credit Amount pursuant to the foregoing clause (A) and clause (B). On the date of such increase, the Administrative Agent may distribute to the Borrower and the Revolving Lenders (including each Additional Revolving Lender) a revised Annex I to this Agreement, which shall set forth the Maximum Credit Amount and the Revolving Commitment of each Revolving Lender after giving effect to such deemed amendment and increase, and such revised Annex I shall amend and restate and supersede and replace Annex I to this Agreement as in effect immediately prior to such increase pursuant to Section 2.06(c)(iv).
(vi)    The Borrower may from time to time reduce the Aggregate Elected Revolving Commitment Amounts; provided that (a) each reduction of the Aggregate Elected Revolving Commitment Amounts shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000 and (b) the Borrower shall not reduce the Aggregate Elected Revolving Commitment Amounts if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 3.04(c), the Total Revolving Credit Exposures would exceed the Aggregate Elected Revolving Commitment Amounts as so reduced.
(vii)    The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Aggregate Elected Revolving Commitment Amounts under Section 2.06(c)(v) at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.06(c)(vii) shall be irrevocable; provided that any such notice of termination of the Aggregate Elected Revolving Commitment Amounts delivered hereunder may state that it is conditioned upon the occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Aggregate Elected Revolving Commitment Amounts shall be permanent and may not be reinstated, except pursuant to Section 2.06(c)(i). Each reduction of the Aggregate Elected Revolving Commitment Amounts shall be made ratably among the Revolving Lenders in accordance with each Revolving Lender’s Applicable Revolving Percentage.
(viii)    During any Borrowing Base Period (but excluding, for the avoidance of doubt, upon the commencement of any Investment Grade Period) upon any redetermination of or other adjustment to the Available Borrowing Base pursuant to this Agreement that would result in the Available Borrowing Base becoming less than the Aggregate Elected Revolving Commitment Amounts, the Aggregate Elected Revolving Commitment Amounts shall be automatically reduced (ratably among the Revolving Lenders in accordance with each Revolving Lender’s Applicable Revolving Percentage)

so that they equal such redetermined Available Borrowing Base (and Annex I shall be deemed amended to reflect such amendments to each Revolving Lender’s Elected Revolving Commitment and the Aggregate Elected Revolving Commitment Amounts). On the date of such redetermination of or other adjustment to the Available Borrowing Base, the Administrative Agent may distribute to the Borrower and the Revolving Lenders a revised Annex I to this Agreement, which shall set forth the Maximum Credit Amount and the Revolving Commitment of each Revolving Lender after giving effect to such deemed redetermination or other adjustment, and such revised Annex I shall amend and restate and supersede and replace Annex I to this Agreement as in effect immediately prior to such redetermination or other adjustment.
(ix)    Contemporaneously with any increase in the Borrowing Base pursuant to this Agreement, if (a) the Borrower elects to increase the Aggregate Elected Revolving Commitment Amount and (b) each Revolving Lender has consented to such increase in its Elected Revolving Commitment, then the Aggregate Elected Revolving Commitment Amount shall be increased (ratably among the Lenders in accordance with each Revolving Lender’s Applicable Revolving Percentage) by the amount requested by the Borrower (subject to the limitations set forth in Section 2.06(c)(ii)(A)) without the requirement that any Revolving Lender deliver an Elected Revolving Commitment Increase Certificate, and Annex I shall be deemed amended to reflect such amendments to each Lender’s Elected Revolving Commitment and the Aggregate Elected Revolving Commitment Amount. The Administrative Agent shall record the information regarding such increases in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(b)(iv).
Section 2.07    Borrowing Base.
(a)    Eighth Amendment Borrowing Base. For the period from and including the Eighth Amendment Effective Date to but excluding the next Redetermination Date to occur thereafter, the amount of the Borrowing Base shall be an amount equal to $2,750,000,000. Notwithstanding the foregoing, during a Borrowing Base Period, the Borrowing Base may be subject to further adjustments in between Scheduled Redeterminations from time to time pursuant to Section 2.07(e), Section 8.12(c) or Section 9.12(d). The redetermination of the Borrowing Base on the Eighth Amendment Effective Date pursuant to this Section 2.07(a) shall constitute the October 1, 2026 Scheduled Redetermination.
(b)    Scheduled and Interim Redeterminations. During a Borrowing Base Period, the Borrowing Base shall be redetermined semi-annually in accordance with this Section 2.07(b) (a “Scheduled Redetermination”), and, subject to Section 2.07(d), such redetermined Borrowing Base shall become effective and applicable to the Borrower, the Agents, the Issuing Bank and the Lenders on April 1st and October 1st of each year (or, in each case, such date promptly thereafter as reasonably practicable), commencing October 1, 2022. In addition, during a Borrowing Base Period, (i) the Borrower may, by notifying the Administrative Agent thereof, and the Administrative Agent may, at the direction of the Required Lenders, by notifying the Borrower thereof, one time between any two Scheduled Redeterminations, each elect to cause the Borrowing Base to be redetermined between Scheduled Redeterminations, (ii) the Borrower may elect, by notifying the Administrative Agent of any acquisition of Oil and Gas Properties by the Borrower or any of its Restricted Subsidiaries with an aggregate purchase price in an amount in excess of at least five (5%) of the then effective Borrowing Base, to cause the Borrowing Base to be redetermined prior to the first Scheduled Redetermination after the Effective Date or between Scheduled Redeterminations and (iii) automatically, upon the commencement of any Borrowing Base Period after the Effective Date, the Borrowing Base shall be redetermined (each such redetermination described in clause (i), clause (ii) or clause (iii) being an “Interim Redetermination”) in accordance with this Section 2.07.
(c)    Scheduled and Interim Redetermination Procedure.
(i)    Each Scheduled Redetermination and each Interim Redetermination shall be effectuated as follows: Upon receipt by the Administrative Agent of (x) the Reserve Report and the certificate required to be delivered by the Borrower to the Administrative Agent, in the case of a Scheduled Redetermination, pursuant to Section 8.11(a) and (c), and, in the case of an Interim Redetermination, pursuant to Section 8.11(b) and (c), and (y) such other reports, data and supplemental information, including, without limitation, the information provided pursuant to Section 8.11(c), as may, from time to time, be reasonably requested by the Administrative Agent (the Reserve Reports, such certificate and such other reports, data and supplemental information being the “Engineering Reports”), the Administrative Agent shall evaluate the information contained in the Engineering Reports and shall, in its sole discretion, propose a new Borrowing Base (the “Proposed Borrowing Base”) based upon such information and such other information (including, without limitation, the status of title information with respect to the Oil and Gas Properties of the Credit Parties as described in the Engineering Reports and the existence of any other Debt, the Credit Parties’ other assets, liabilities, fixed charges, cash flow, business, properties, prospects, management and ownership, hedged and unhedged exposure to price, price and production scenarios, interest rate and operating cost changes) as the Administrative Agent deems appropriate in its sole discretion and consistent with its normal oil and gas lending criteria as it exists at the particular time.
(ii)    The Administrative Agent shall notify the Borrower and the Lenders of the Proposed Borrowing Base (the “Proposed Borrowing Base Notice”):
(A)    in the case of a Scheduled Redetermination (x) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Sections 8.11(a) and (c) in a timely and complete manner, then on or before March 15th and September 15th of such year following the date of delivery or (y) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Sections 8.11(a) and (c) in a timely and complete manner, then promptly after the Administrative Agent has received complete Engineering Reports from the Borrower and has had a reasonable opportunity to determine the Proposed Borrowing Base in accordance with Section 2.07(c)(i); and

(B)    in the case of an Interim Redetermination, promptly, and in any event, within fifteen (15) days after the Administrative Agent has received the required Engineering Reports.
(iii)    Any Proposed Borrowing Base that would increase the Borrowing Base then in effect must be approved by all of the Lenders (other than any Term Lender that is not permitted to approve a proposed Borrowing Base pursuant to the terms of a Term Loan Amendment) as provided in this Section 2.07(c)(iii); and any Proposed Borrowing Base that would decrease or maintain the Borrowing Base then in effect must be approved or be deemed to have been approved by the Required Lenders based upon the Engineering Reports and such other information (including, without limitation, the status of title information with respect to the Oil and Gas Properties of the Credit Parties as described in the Engineering Reports and the existence of any other Debt, the Credit Parties’ other assets, liabilities, fixed charges, cash flow, business, properties, prospects, management and ownership, hedged and unhedged exposure to price, price and production scenarios, interest rate and operating cost changes) as each Lender deems appropriate in its sole discretion and consistent with its normal oil and gas lending criteria as it exists at the particular time as provided in this Section 2.07(c)(iii). Upon receipt of the Proposed Borrowing Base Notice, each Lender shall have fifteen (15) days to agree with the Proposed Borrowing Base or disagree with the Proposed Borrowing Base by proposing an alternate Borrowing Base. If at the end of such fifteen (15) days, any Lender has not, in the case of any Proposed Borrowing Base that would decrease or maintain the Borrowing Base then in effect, communicated its approval or disapproval in writing to the Administrative Agent, such silence shall be deemed to be an approval of the Proposed Borrowing Base. If at the end of such fifteen (15) days, any Lender has not, in the case of any Proposed Borrowing Base that would increase the Borrowing Base then in effect, communicated its approval or disapproval in writing to the Administrative Agent, such silence shall be deemed to be a disapproval of the Proposed Borrowing Base. If, at the end of such fifteen (15) day period, all of the Lenders (other than any Term Lender that is not permitted to approve a proposed Borrowing Base pursuant to the terms of a Term Loan Amendment), in the case of a Proposed Borrowing Base that would increase the Borrowing Base then in effect, or the Required Lenders, in the case of a Proposed Borrowing Base that would decrease or maintain the Borrowing Base then in effect, have approved or, in the case of a Proposed Borrowing Base that would decrease or maintain the Borrowing Base then in effect, deemed to have approved, as aforesaid, then the Proposed Borrowing Base shall become the new Borrowing Base, effective on the date specified in Section 2.07(d). If, however, at the end of such fifteen (15) day period, all of the Lenders (other than any Term Lender that is not permitted to approve a proposed Borrowing Base pursuant to the terms of a Term Loan Amendment), in the case of a Proposed Borrowing Base that would increase the Borrowing Base then in effect, or the Required Lenders, in the case of a Proposed Borrowing Base that would decrease or maintain the Borrowing Base then in effect, have not approved or, in the case of a decrease or reaffirmation, deemed to have approved, as aforesaid, then the Administrative Agent shall poll the Lenders to ascertain the highest Borrowing Base then acceptable to (x) in the case of a decrease or reaffirmation, a number of Lenders sufficient to constitute the Required Lenders and (y) in the case of an increase, all of the Lenders, as applicable, and, such amount shall become the new Borrowing Base, effective on the date specified in Section 2.07(d). For purposes of any Interim Redetermination described in clause (iii) of the definition thereof, the existing Borrowing Base that is being redetermined shall be deemed to be the Borrowing Base as in effect immediately prior to the commencement of the most recently ended Investment Grade Period.
(d)    Effectiveness of a Redetermined Borrowing Base. After a redetermined Borrowing Base is approved by all of the Lenders or approved or deemed to have been approved by the Required Lenders, as applicable, pursuant to Section 2.07(c)(iii), the Administrative Agent shall notify the Borrower and the Lenders of the amount of the redetermined Borrowing Base (the “New Borrowing Base Notice”), and such amount shall become the new Borrowing Base, effective and applicable to the Borrower, the Agents, the Issuing Bank and the Lenders:
(i)    in the case of a Scheduled Redetermination, (a) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.11(a) and (c) in a timely and complete manner, then on the April 1st or October 1st (or, in each case, such date promptly thereafter as reasonably practicable), as applicable, following such notice, or (b) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.11(a) and (c) in a timely and complete manner, then on the Business Day next succeeding delivery of such New Borrowing Base Notice; and
(ii)    in the case of an Interim Redetermination, on the Business Day next succeeding delivery of such New Borrowing Base Notice.
Such amount shall then become the Borrowing Base until the next Scheduled Redetermination Date, the next Interim Redetermination Date or the next adjustment to the Borrowing Base under Section 2.07(e), Section 8.12(c) or Section 9.12(d), whichever occurs first. Notwithstanding the foregoing, no Scheduled Redetermination or Interim Redetermination shall become effective until the New Borrowing Base Notice related thereto is received by the Borrower.
(e)    Reduction of Borrowing Base Upon Issuance of Senior Notes.
(i)    If, at any time during a Borrowing Base Period, the Parent, the Borrower and/or Finance Co issues or incurs any Senior Notes (including any Permitted Refinancing Debt) in accordance with Section 9.02(i) (“New Debt”) during the period between Scheduled Redetermination Dates and not in conjunction with an Interim Redetermination, then on the date of such issuance, the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.25 multiplied by an amount equal to the difference between (A) the stated principal amount of such New Debt minus (B) in the event such New Debt constitutes Permitted Refinancing Debt, the stated principal amount of the previously outstanding Senior Notes Redeemed with the proceeds of such New Debt. Such reduction shall be effective and applicable to the Borrower, the Agents, the Issuing Bank and the Lenders on such date until the next redetermination or modification of the Borrowing Base under this Agreement. For purposes of this Section 2.07(e), if any such New Debt is issued at a discount or otherwise sold for less than “par”, the reduction shall be calculated based upon the stated principal amount without reference to such discount.
(ii)    During a Borrowing Base Period, the Borrowing Base reduction provided for in Section 2.07(e)(i) shall not occur on the date such New Debt is issued or incurred if reasonably prior (and in any event, at least two Business Days prior) to the issuance or incurrence of such New Debt:
(A)    The Borrower delivers written notice to the Administrative Agent and the Lenders that the Credit Parties intend to issue or incur such New Debt to finance all or a portion of (x) a recent acquisition of Oil and Gas Properties for which the acquired assets have not yet been included in the most recent redetermination of the Borrowing Base or (y) a contemplated acquisition of Oil and Gas Properties (such properties, the “Acquisition Properties”), which notice shall specify the contemplated principal amount of such New Debt and the targeted closing date of the issuance thereof;
(B)    The Borrower delivers to the Administrative Agent and the Lenders a Reserve Report and such other Engineering Reports reasonably requested by the Administrative Agent in form and with an “as of” date reasonably satisfactory to the Administrative Agent which evaluates such Acquisition Properties; and
(C)    The Borrower delivers to the Administrative Agent a certificate in form and substance reasonably acceptable to the Administrative Agent stating that the Borrower has a reasonable, good faith expectation that the value that the Lenders will attribute to such Acquisition Properties in the first redetermination of the Borrowing Base that becomes effective following the consummation of such contemplated (or recently completed) acquisition will be greater than or equal to 25% of the stated principal amount of such New Debt;
Provided, that:
(1)    the Borrowing Base shall, subject to clauses (2) and (3) below, be redetermined giving pro forma effect to the acquisition of such Acquisition Properties in accordance with the procedures set forth in Section 2.07(c) for an Interim Redetermination, with such redetermined Borrowing Base to become effective upon the later to occur of (x) the date the Credit Parties acquire substantially all of such Acquisition Properties and (y) the date that is 30 days following the date on which the Lenders receive the applicable Engineering Reports pursuant to clause (B) above or, in either case, such date as soon thereafter as reasonably practicable (provided that such redetermination shall not constitute a Scheduled

Redetermination or an Interim Redetermination requested by the Borrower or the Majority Lenders);
(2)    if (i) the Credit Parties do not acquire substantially all of such Acquisition Properties for any reason prior to the date that is 90 days following the Credit Parties’ issuance of such New Debt or (ii) any Credit Party knows with reasonable certainty that the Credit Parties will not acquire substantially all of such Acquisition Properties, then, subject to clause (3) below, the redetermination referred to in the foregoing clause (1) shall not be effective and the Borrowing Base shall be automatically reduced upon the earlier to occur of the events described in clauses (i) and (ii) in accordance with the procedures set forth in Section 2.07(e)(i) by an amount equal to 25% of the stated principal amount of such New Debt;
(3)    if upon consummation of such acquisition, the Credit Parties acquire at least 85% but less than 95% of the total value of such Acquisition Properties (as reasonably determined by the Administrative Agent), (i) the Borrowing Base reduction provided for in the foregoing clause (2) shall not occur, (ii) the redetermination referred to in the foregoing clause (1) shall not be effective and (iii) the Borrowing Base shall be redetermined giving effect to the Acquisition Properties actually acquired by the Credit Parties in accordance with the procedures set forth in Section 2.07(c) for an Interim Redetermination, with such redetermined Borrowing Base to become effective 15 days (or such longer period as is reasonably necessary) following the date on which such acquisition is consummated (provided that such redetermination shall not constitute a Scheduled Redetermination or an Interim Redetermination requested by the Borrower or the Required Lenders), provided further, that this clause (3) shall only be given effect if the redetermination referred to in clause (1) resulted in a Proposed Borrowing Base greater than or equal to the Borrowing Base in effect immediately prior to such redetermination;
(4)    the Borrower shall promptly (and in any event, within two Business Days) provide the Administrative Agent with written notice upon the Borrower knowing with reasonable certainty that the Credit Parties will not acquire substantially all of the Acquisition Properties;
(5)    for purposes of the foregoing clauses (1) and (2), “substantially all of such Acquisition Properties” shall mean Oil and Gas Properties with a value (as reasonably determined by the Administrative Agent) of not less than 95% of the total value of all of such Acquisition Properties; and

(6)    on the date that any such acquisition occurs, the Borrower shall deliver to the Administrative Agent a certificate certifying (w) that attached to such certificate are true, accurate and complete copies of the transaction documents evidencing and governing the acquisition of such Acquisition Properties, (x) that the Credit Parties have consummated such acquisition in accordance with the terms of such documents, (y) as to which Acquisition Properties have been acquired and which Acquisition Properties were not acquired, and (z) as to the final purchase price for the Acquisition Properties after giving effect to all adjustments thereto made at the closing of such acquisition (and specifying by category and amount each such adjustment).
(f)    Investment Grade Period. If, at any time after the Effective Date, the Borrower commences an Investment Grade Period, then at all times during such Investment Grade Period, there shall be no Borrowing Base and the provisions of Section 2.07(a) through Section 2.07(e) shall not apply during such Investment Grade Period. For the avoidance of doubt, upon the termination of any Investment Grade Period, a Borrowing Base Period shall automatically commence and an Interim Redetermination shall occur in accordance with the procedures set forth in this Section 2.07.
Section 2.08    Letters of Credit.
(a)    General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of (i) dollar denominated Letters of Credit for its own account or for the account of any of its Restricted Subsidiaries, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank and (ii) Canadian Dollar denominated Letters of Credit for its own account or for the account of any of its Restricted Subsidiaries, in a form reasonably acceptable to the Administrative Agent and the Canadian Issuing Bank, in each case at any time and from time to time during the Availability Period; provided that the Borrower may not request the issuance, amendment, renewal or extension of Letters of Credit hereunder if a Borrowing Base Deficiency exists at such time or would exist as a result thereof. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.
(b)    Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit, or the amendment, renewal or extension of an outstanding Letter of Credit, the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (not less than three (3) Business Days in advance of the requested date of issuance, amendment, renewal or extension (or such later date as the Issuing Bank may agree to in its sole discretion)) a notice:
(i)    requesting the issuance of a Letter of Credit or identifying the Letter of Credit to be amended, renewed or extended;

(ii)    specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day);
(iii)    specifying the date on which such Letter of Credit is to expire (which shall comply with Section 2.08(c));
(iv)    specifying (A) the amount of and (B) the currency (whether in dollars or Canadian Dollars) of such Letter of Credit;
(v)    specifying the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit; and
(vi)    specifying the amount of the then effective Available Borrowing Base (during a Borrowing Base Period) and the then effective Aggregate Elected Revolving Commitment Amounts and whether a Borrowing Base Deficiency exists at such time, the current Total Revolving Credit Exposures (without regard to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit) and the pro forma Total Revolving Credit Exposures (giving effect to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit).
Each notice shall constitute a representation by the Borrower that after giving effect to the requested issuance, amendment, renewal or extension, as applicable, (x)(A) the LC Exposure shall not exceed the LC Commitment, (B) the LC Exposure (dollar) shall not exceed the LC Commitment (dollar) and (C) the LC Exposure (Canadian Dollar) shall not exceed the LC Commitment (Canadian Dollar) and (y) the Total Revolving Credit Exposures shall not exceed the Total Revolving Commitments (i.e., the least of (i) the Aggregate Maximum Credit Amounts less the Total Term Loan Exposures, (ii) solely during a Borrowing Base Period, the then effective Available Borrowing Base and (iii) the then effective Aggregate Elected Revolving Commitment Amounts).
If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit; provided that, in the event of any conflict between such application or any Letter of Credit Agreement and the terms of this Agreement, the terms of this Agreement shall control.
(c)    Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five (5) Business Days prior to the Revolving Maturity Date. Notwithstanding the foregoing, no Letter of Credit may expire beyond the close of business on the date that is five (5) Business Days prior to the earliest Maturity Date applicable to any Lender, unless the amount of such Letter of Credit on the date of issuance, renewal or extension, as applicable, together with the outstanding Total Revolving Credit Exposures at such time, is less than or equal to the total Commitments of all Lenders having a later Maturity Date.

(d)    Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Revolving Lenders, such Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender’s Applicable Revolving Percentage of the aggregate Dollar Equivalent amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, in Dollars, such Revolving Lender’s Applicable Revolving Percentage of the Dollar Equivalent amount of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrower on the date due as provided in Section 2.08(e), or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this Section 2.08(d) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default, the existence of a Borrowing Base Deficiency or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.
(e)    Reimbursement. If any Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement in Dollars, in an amount equal to the Dollar Equivalent of such LC Disbursement, not later than 3:00 p.m., New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 3:00 p.m., New York City time, on the Business Day immediately following the date that the Borrower receives such notice; provided that the Borrower shall, subject to the conditions to Borrowing set forth herein, be deemed to have requested, and the Borrower does hereby request under such circumstances, that such payment be financed with an ABR Revolving Borrowing in the Dollar Equivalent in an equivalent amount thereof and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing in dollars. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Revolving Lender’s Applicable Revolving Percentage of the Dollar Equivalent thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Revolving Percentage of the Dollar Equivalent of the payment then due from the Borrower, in the same manner as provided in Section 2.05 with respect to Revolving Loans made by such Revolving Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this Section 2.08(e), the Administrative Agent shall distribute such payment to applicable Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this Section 2.08(e) to reimburse applicable Issuing Bank, then to such Revolving Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this Section 2.08(e) to reimburse any Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans as contemplated above) shall not constitute a Revolving Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.
(f)    Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in Section 2.08(e) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or any Letter of Credit Agreement, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.08(f), constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. Neither the Administrative Agent, the Revolving Lenders nor the Issuing Bank, nor any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised all requisite care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.
(g)    Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the

Borrower by telephone (confirmed by telecopy or e-mail) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.
(h)    Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, until the Borrower shall have reimbursed the Issuing Bank for such LC Disbursement (either with its own funds or a Borrowing under Section 2.08(e)), the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans. Interest accrued pursuant to this Section 2.08(h) shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to Section 2.08(e) to reimburse the Issuing Bank shall be for the account of such Revolving Lender to the extent of such payment.
(i)    Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Revolving Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 3.05(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of the Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.
(j)    Cash Collateralization. If (i) any Event of Default shall occur and be continuing and the Borrower receives notice from the Administrative Agent or the Majority Revolving Lenders demanding the deposit of cash collateral pursuant to this Section 2.08(j), or (ii) the Borrower is required to pay to the Administrative Agent the excess attributable to an LC Exposure in connection with any prepayment pursuant to Section 3.04(c), then the Borrower shall deposit, in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders, an amount in cash equal to, in the case of an Event of Default, (A) with respect to Letters of Credit that are denominated in dollars, 102.5% of the LC Exposure, and in the case of a payment required by Section 3.04(c), 102.5% of the amount of such excess as provided in Section 3.04(c) and (B) with respect to Letters of Credit that are denominated in Canadian Dollars, 102.5% of the Dollar Equivalent of LC Exposure, and in the case of a payment required by Section 3.04(c), 102.5% of the Dollar Equivalent of the amount of such excess as provided in Section 3.04(c), in each case plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to each member of the Parent Group or any Restricted Subsidiary described in Section 10.01(h) or Section 10.01(i). The Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Bank and the Revolving Lenders, an exclusive first priority and continuing perfected security interest in and Lien on such account and all cash, checks, drafts, certificates and instruments, if any, from time to time deposited or held in such account, all deposits or wire transfers made thereto, any and all investments purchased with funds deposited in such account, all interest, dividends, cash, instruments, financial assets and other Property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing, and all proceeds, products, accessions, rents, profits, income and benefits therefrom, and any substitutions and replacements therefor. The Borrower’s obligation to deposit amounts pursuant to this Section 2.08(j) shall be absolute and unconditional, without regard to whether any beneficiary of any such Letter of Credit has attempted to draw down all or a portion of such amount under the terms of a Letter of Credit, and, to the fullest extent permitted by applicable law, shall not be subject to any defense or be affected by a right of set-off, counterclaim or recoupment which the Borrower or any of its Subsidiaries may now or hereafter have against any such beneficiary, the Issuing Bank, the Administrative Agent, the Revolving Lenders or any other Person for any reason whatsoever. Such deposit shall be held as collateral securing the payment and performance of the Borrower’s and the Guarantor’s obligations under this Agreement and the other Loan Documents. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated, be applied to satisfy other obligations of the Borrower and the Guarantors under this Agreement or the other Loan Documents. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, and the Borrower is not otherwise required to pay to the Administrative Agent the excess attributable to an LC Exposure in connection with any prepayment pursuant to Section 3.04(c), then such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all Events of Default have been cured or waived.
(k)    Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, and any LC Exposure or any Swingline Exposure exists at the time a Lender becomes a Defaulting Lender, then:
(i)    all or any part of such LC Exposure or Swingline Exposure shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Revolving Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent (x) the sum of all Non-Defaulting Lenders’

Revolving Credit Exposures does not exceed the total of all Non-Defaulting Lenders’ Revolving Commitments and (y) the conditions set forth in Section 6.02 are satisfied at such time;
(ii)    if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under applicable law, within one (1) Business Day following notice by the Administrative Agent cash collateralize such Defaulting Lender’s LC Exposure and prepay such Defaulting Lender’s Swingline Exposure (in each case after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.08(j) for so long as such LC Exposure is outstanding;
(iii)    if the Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to this Section 2.08(k), the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 3.05(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized;
(iv)    if the LC Exposure and the Swingline Exposure of the Non-Defaulting Lenders is reallocated pursuant to this Section 2.08(k), then the fees payable to the Revolving Lenders pursuant to Section 3.05(a) and Section 3.05(b) shall be adjusted in accordance with such Non-Defaulting Lenders’ Applicable Revolving Percentages; or
(v)    if any Defaulting Lender’s LC Exposure is neither cash collateralized nor reallocated pursuant to this Section 2.08(k), then, without prejudice to any rights or remedies of the Issuing Bank or any Lender hereunder, all commitment fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Revolving Commitment that was utilized by such LC Exposure) under Section 3.05(a) and letter of credit fees payable under Section 3.05(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until such LC Exposure is cash collateralized and/or reallocated.
If the Borrower, the Administrative Agent, the Swingline Lender and the Issuing Bank agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Revolving Loans of the other Revolving Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Revolving Lenders in accordance with the Revolving Commitments (without giving effect to Section 2.08(k)(i)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
Notwithstanding any provision of this Agreement to the contrary, so long as any Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure will be 100% covered by the Revolving Commitments of the Non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 2.08(j), and participating interests in any such newly issued or increased Letter of Credit or newly made Swingline Loan shall be allocated among Non-Defaulting Lenders in a manner consistent with Section 2.08(k)(i) (and any Defaulting Lender shall not participate therein). Subject to Section 12.19, no reallocation hereunder shall constitute a waiver or release of any claim by any party hereunder against a Defaulting Lender arising from such Lender having become a Defaulting Lender.
(l)    Existing Letters of Credit. Subject to the terms and conditions hereof, on the Fifth Amendment Effective Date, the Existing Letters of Credit shall, without any further action by the Borrower, be deemed to have been issued by the applicable Issuing Bank pursuant to, and shall constitute a Letter of Credit for all purposes under, this Agreement, in each case without payment of any fees otherwise due upon the issuance of a Letter of Credit, and each Existing Letter of Credit shall be subject to and governed by the terms and conditions hereof.
(m)    Determination of Exchange Rates; Cash Collateralization as a Result of Currency Fluctuations.
(i)    The Administrative Agent shall determine the Dollar Equivalent amount of each Letter of Credit denominated in Canadian Dollars. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. The applicable amount of Canadian Dollars for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent.
(ii)    If as a result of fluctuations in the Spot Rate (which shall be calculated in accordance with the definition thereof by the Administrative Agent on each Revaluation Date) the Administrative Agent notifies the Borrower in writing that the Dollar Equivalent of (A) the LC Exposure exceeds 102.5% of the LC Commitments or (B) the LC Exposure (Canadian Dollar) exceeds 102.5% of the LC Commitments (Canadian Dollar), in either case, the Borrower shall, within two (2) Business Days following receipt of such notice, deliver to the Administrative Agent cash collateral in an amount equal to such excess LC Exposure.
(iii)    Wherever in this Agreement in connection with the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in dollars, but such Letter of Credit is denominated in Canadian Dollars, such amount shall be Canadian Dollar equivalent of such dollar amount (rounded to the nearest unit of Canadian Dollars, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent.
Section 2.09    Swingline Loans.
(a)    Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make loans to the Borrower (each such loan, a “Swingline Loan”) from time to time during the Availability Period in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $50,000,000 and (ii) the Total Revolving Credit Exposures exceeding the Total Revolving Commitments; provided that (x) the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan and (y) the Swingline Lender shall not be required to make a Swingline Loan that would result in the total outstanding amount of such Lender’s Loans to exceed such Lender’s Revolving Commitment. The Borrower shall pay to the Administrative Agent, for the account of the Swingline Lender or each Lender, as applicable, pursuant to this Section 2.09, the outstanding aggregate principal and accrued and unpaid interest under each Swingline Loan no later than seven (7) Business Days following such Swingline Borrowing. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow amounts under the subfacility for Swingline Loans provided for in this Section 2.09, provided that, for the avoidance of doubt, in no event may the Borrower continue or convert a Swingline Loan.
(b)    To request a Swingline Loan, the Borrower shall notify each of the Administrative Agent and the Swingline Lender of such request by telephone or e-mail not later than 2:00 p.m., New York City time, on the date of the proposed Swingline Loan (and, in the case of telephonic notice, confirmed by hand delivery or e-mail). Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of (i) the current Total Revolving Credit Exposures, (ii) the aggregate principal amount of Permitted Secured Term Debt then outstanding and (iii) the amount of the Available Revolving Commitment. To the extent that the Swingline Lender receives the information referred to in the immediately preceding sentence no later than 4:00 p.m., New York City time, then the Swingline Lender shall make such Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower by 5:00 p.m., New York City time, on the requested date of such Swingline Loan. Each Swingline Borrowing shall be in an amount that is an integral multiple of $250,000 and not less than $1,000,000.
(c)    The Lenders shall participate in Swingline Loans according to their respective Applicable Revolving Percentages. Upon any Swingline Borrowing, the Administrative Agent shall give notice thereof to each Lender, specifying in such notice such Lender’s Applicable Revolving Percentage of such Swingline Loan or Loans. Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Total Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders and shall distribute the payments received from the Borrower to the Swingline Lender and the other Lenders as their interests appear with respect to such Swingline Loans. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.
Section 2.10    Extension of Revolving Loans.
(a)    The Borrower may, at any time during any six-month period ending on the Latest Maturity Date with respect to the Revolving Loans then in effect (each such period, a “Revolving Loan Extension Period”) request that all or a portion of the Revolving Commitments and related Revolving Loans of a given Class be amended to extend the scheduled Revolving Maturity Date thereof and to provide for other terms consistent with this Section 2.10. In order to establish an Extended Revolving Class, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Revolving Lenders under the applicable Existing Revolving Class) (each, a “Revolving Loan Extension Request”) setting forth the proposed terms of the Extended Revolving Class to be established, which shall (x) be identical as offered to each Revolving Lender under such Existing Revolving Class (including as to the proposed interest rates and fees payable, but excluding any arrangement, structuring or other similar fees payable in connection therewith that are not generally shared with all relevant Revolving Lenders) and offered pro rata to each Revolving Lender under such Existing Revolving Class and (y) be identical to the Revolving Commitments and Revolving Loans under the Existing Revolving Class from which such Extended Revolving Class is to be amended (the “Specified Existing Revolving Commitment Class”), except that: (i) the fees with respect to the Extended Revolving Commitments of any Extended Revolving Class may be different than the fees for the Revolving Commitments of such Existing Revolving Class, in each case to the extent provided in the applicable Extension Revolving Amendment, (ii) the yield with respect to the Extended Revolving Loans of any Extended Revolving Class (whether in the form of interest rate margin, upfront fees, original issue discount or otherwise) may be different than the yield for the Revolving Loans of such Existing Revolving Class, in each case, to the extent provided in the applicable Extension Revolving Amendment; (iii) the Extension Revolving

Amendment may provide for other covenants and terms that apply solely to any period after the Latest Maturity Date with respect to the Revolving Loans that is in effect on the effective date of the Revolving Extension Amendment (immediately prior to the establishment of such Extended Revolving Class); provided that (A) in no event shall the final Revolving Maturity Date of any Extended Revolving Class of a given Extension Revolving Series at the time of establishment thereof be earlier than the Revolving Maturity Date of the Existing Revolving Class, (B) all documentation in respect of such Extension Revolving Amendment shall be consistent with the foregoing and (C) any Extended Revolving Loans of an Extended Revolving Class may participate on a pro rata basis or less than pro rata basis (but not greater than a pro rata basis) in any voluntary repayments or prepayments of principal of the Revolving Loans hereunder and on a pro rata basis or less than a pro rata basis (but not greater than a pro rata basis) in any mandatory repayments or prepayments of Revolving Loans hereunder, in each case as specified in the respective Revolving Loan Extension Request. Any Class of Revolving Loans and Revolving Commitments amended pursuant to any Revolving Loan Extension Request shall be designated a series (each, an “Revolving Loan Extension Series”) of Extended Revolving Commitments and Extended Revolving Loans for all purposes of this Agreement; provided that any Extended Revolving Commitments and Extended Revolving Loans amended from an Existing Revolving Class may, to the extent provided in the applicable Extension Revolving Amendment, be designated as an increase in any previously established Extension Revolving Series with respect to an Existing Revolving Class. Each request for an Extension Revolving Series of Extended Revolving Commitments and Extended Revolving Loans proposed to be incurred under this Section 2.10 shall be in an aggregate principal amount that is not less than $10,000,000 (it being understood that the actual principal amount thereof provided by the applicable Revolving Lenders may be lower than such minimum amount) and the Borrower may impose a Revolving Extension Minimum Condition with respect to any Revolving Loan Extension Request, which may be waived by the Borrower in its sole discretion.
(b)    The Borrower shall provide the applicable Revolving Loan Extension Request at least five (5) Business Days (or such shorter period as may be agreed by the Administrative Agent) prior to the date on which Revolving Lenders under the Existing Revolving Class are requested to respond, and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent and the Borrower, in each case acting reasonably to accomplish the purposes of this Section 2.10. No Revolving Lender shall have any obligation to agree to have any of its Revolving Commitments and Revolving Loans of any Existing Revolving Class amended into an Extended Revolving Class pursuant to any Revolving Loan Extension Request. Any Revolving Lender holding a Revolving Commitment or Revolving Loan under an Existing Revolving Class (each, an “Extending Revolving Lender”) wishing to have all or a portion of its Revolving Commitments and Revolving Loans under the Existing Revolving Class subject to such Revolving Loan Extension Request amended into Extended Revolving Commitments and Extended Revolving Loans shall notify the Administrative Agent (each, an “Revolving Extension Election”) on or prior to the date specified in such Revolving Loan Extension Request of the amount of its Revolving Commitments and Revolving Loans under the Existing Revolving Class, which it has elected to request be amended into an Extended Revolving Class (subject to any minimum denomination requirements imposed by the Administrative Agent). In the event that the aggregate principal amount of Revolving

Commitments and Revolving Loans under the Existing Revolving Class in respect of which applicable Revolving Lenders shall have accepted the relevant Revolving Loan Extension Request exceeds the amount of Extended Revolving Commitments and Extended Revolving Loans requested to be extended pursuant to the Revolving Loan Extension Request, Revolving Commitments and Revolving Loans subject to Revolving Extension Elections shall be amended to Extended Revolving Commitments and Extended Revolving Loans on a pro rata basis (subject to rounding by the Administrative Agent) based on the aggregate principal amount of Revolving Commitments and Revolving Loans included in each such Revolving Extension Election. Notwithstanding the conversion of any Existing Revolving Commitment into an Extended Revolving Commitment, such Extended Revolving Commitment shall be treated identically to all Existing Revolving Commitments of the Specified Existing Revolving Commitment Class for purposes of the obligations of a Revolving Lender in respect of Swingline Loans under Section 2.09 and Letters of Credit under Section 2.08, except that the applicable Extension Revolving Amendment may provide that the Revolving Maturity Date with respect to Swingline Loans and/or the last day for issuing Letters of Credit may be extended and the related obligations to make Swingline Loans and issue Letters of Credit may be continued (pursuant to mechanics to be specified in the applicable Revolving Extension Amendment) so long as the applicable Swingline Lender and/or the applicable Issuing Bank, as applicable, have consented to such extensions. For the avoidance of doubt, neither Maturity Date with respect to Swingline Loans nor the last day for issuing Letters of Credit may be extended (and the related obligations to make Swingline Loans or issue Letters of Credit may not be continued) without the express consent of the Swingline Lender or applicable Issuing Bank, as applicable.
(c)    Extended Revolving Commitments and Extended Revolving Loans shall be established pursuant to an amendment (each, a “Revolving Extension Amendment”) to this Agreement among the Borrower, the Administrative Agent and each Extending Revolving Lender providing an Extended Revolving Commitment and Extended Revolving Loan thereunder (and the Swingline Lender and Issuing Bank, if applicable), which shall be consistent with the provisions set forth in Sections 2.10(a) and (b) above (but which shall not require the consent of any other Lender). The Administrative Agent shall promptly notify each Revolving Lender as to the effectiveness of each Revolving Extension Amendment. Each of the parties hereto hereby agrees that this Agreement and the other Loan Documents may be amended pursuant to a Revolving Extension Amendment, without the consent of any other Lenders, to the extent (but only to the extent) necessary to (i) reflect the existence and terms of the Extended Revolving Commitment and Extended Revolving Loans incurred pursuant thereto, (ii) modify the prepayments set forth in Section 3.04 to reflect the existence of the Extended Revolving Commitments and Extended Revolving Loans and the application of prepayments with respect thereto, (iii) address technical issues relating to funding and payments and (iv) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.10, and the Revolving Lenders hereby expressly authorize the Administrative Agent to enter into any such Revolving Extension Amendment. Notwithstanding the other provisions of this Agreement, no Revolving Extension Amendment shall be effective unless (i) all Letter of Credit Exposure will be covered on terms reasonably acceptable to the

Issuing Bank and (ii) all Swingline Exposure will be covered on terms reasonably acceptable to the Swingline Lender.
(d)    No conversion of Revolving Commitments and Revolving Loans pursuant to any extension in accordance with this Section 2.10 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement.
Section 2.11    Term Loan Facility
(a)    Term Commitments. The Borrower may at any time or from time to time after the Fourth Amendment Effective Date, by written notice to the Administrative Agent and any one or more Lenders (a “Term Loan Request”), request the establishment of one or more new commitments to make Term Loans which may be in the same Term Loan Facility as any outstanding Term Loans of an existing Class of Term Loans (a “Term Loan Increase”) or a new Class of Term Loans (collectively with any Term Loan Increase, the “Term Commitments”) in an aggregate principal amount not to exceed, as of the Term Loan Facility Closing Date for such Term Commitments, the lesser of the following: (i) an amount equal to (A) the Borrowing Base then in effect minus (B) the Aggregate Elected Revolving Commitment Amounts then in effect, and (ii) an amount equal to thirty-three and one-third percent (33-1/3%) of the sum of (A) the Aggregate Elected Revolving Commitment Amounts then in effect plus (B) the Total Term Loan Exposures (after giving effect to the making of any Term Loans on such Term Loan Facility Closing Date) then outstanding.
(b)    Term Loans. Any Term Commitments effected through the establishment of one or more new Term Loans made on a Term Loan Facility Closing Date shall be designated in the applicable Term Loan Amendment for all purposes of this Agreement as either (x) a new Class of Term Commitments or (y) an increase to an existing Class of Term Loans. On any Term Loan Facility Closing Date on which any Term Commitments of any Class are effected (including through any Term Loan Increase), subject to the satisfaction of the terms and conditions in this Section 2.11, (i) each Term Lender of such Class shall make a Term Loan to the Borrower in an amount equal to its Term Commitment of such Class and (ii) each Term Lender of such Class shall become a Term Lender hereunder with respect to the Term Commitment of such Class and the Term Loans of such Class made pursuant thereto. Notwithstanding the foregoing, any Term Loans may be treated as part of the same Class as any other Term Loans if such Term Loans are fungible for United States federal income tax purposes with such other Term Loans.
(c)    Term Loan Request. Each Term Loan Request from the Borrower pursuant to this Section 2.11 shall set forth the requested amount and proposed terms of the relevant Term Loans. Any Lender who receives a Term Loan Request that has not communicated its desire to provide any such new Term Commitments in writing to the Administrative Agent and the Borrower within ten (10) Business Days following receipt of such Term Loan Request shall be deemed to have declined to participate in providing Term Commitments in respect of such Term Loan Request. It is understood that final allocations of the Term Commitments in respect of each Term Loan Request shall be made at the Borrower’s election in consultation with the Administrative Agent. Term Loans may be made only by one or more Lenders that are already Lenders hereunder at the time such Term Loan Request is made (but no existing Lender will have an obligation to make any Term Commitment) or by any other bank or other financial institution (any such other bank or other financial institution being called an “Additional Term Lender”); provided that (i) the Administrative Agent shall have consented (not to be unreasonably withheld or delayed) to the identity of the Lender or Additional Term Lender that is making such Term Loans or providing such Term Commitments to the extent such consent, if any, would be required under Section 12.04 for an assignment of Loans to such Lender or Additional Term Lender, (ii) any Additional Term Lender at the time such Term Loans are made or such Term Commitments are provided shall be a commercial bank that is then actively engaged in oil and gas reserve-based lending governed by a borrowing base, as a revolving lender, in the ordinary course of its business, and the applicable Term Loan Amendment shall contain a representation by such Additional Term Lender confirming the foregoing as set forth in this clause (ii), and (iii) no Additional Term Lender shall be the Borrower, an Affiliate of Borrower or a natural person.
(d)    Effectiveness of Term Loan Amendment. The effectiveness of any Term Loan Amendment, and the Term Commitments and funding of Term Loans thereunder, shall be subject to the satisfaction on the date thereof (the “Term Loan Facility Closing Date”) of each of the following conditions:
(i)    no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing or would exist after giving effect to such Term Commitments and the funding of Term Loans thereunder;
(ii)    after giving effect to such Term Commitments, and as a condition to funding the Term Loans thereunder, the conditions of Section 6.02 shall be satisfied (it being understood that all references to “such date” or similar language in such Section 6.02 shall be deemed to refer to the effective date of such Term Loan Amendment);
(iii)    on a pro forma basis after giving effect to the making of such Term Loans and the use of proceeds thereof, (A) the Secured Leverage Ratio shall not exceed 2.00 to 1.00, (B) the Total Revolving Credit Exposures are not greater than eighty percent (80%) of the Total Revolving Commitments and (C) there shall be no Permitted Pari Term Loan Debt outstanding;
(iv)    the aggregate Term Commitments with respect to such Class of Term Loans shall be in an aggregate principal amount that is not less than $25,000,000 unless the Administrative Agent otherwise consents;
(v)    to the extent reasonably requested by the Administrative Agent, the Administrative Agent shall have received (A) customary legal opinions addressed to the Administrative Agent and the Lenders, board resolutions and officers’ certificates and (B) reaffirmation agreements and/or such amendments to the Security Instruments (including modifications to any mortgages), as may be reasonably requested by the Administrative Agent in order to ensure that the enforceability of the Security

Instruments and the perfection and priority of the Liens thereunder are preserved and maintained; and
(vi)    (A) the Term Loan Amendment shall be in form and substance acceptable to the Administrative Agent, contain each of the required terms set forth in Section 2.11(e) and shall otherwise comply with this Section 2.11, and shall contain a representation by each Term Lender providing such Term Commitments that such Term Lender has no present intention to assign or sell participations in its Term Loans, (B) the execution of the Term Loan Amendment by the Borrower, each Term Lender providing such Term Commitments and the Administrative Agent, and (C) such other conditions as the Borrower and each Term Lender providing such Term Commitments shall agree.
(e)    Required Terms. The terms, provisions and documentation of the Term Loans and Term Commitments of any Class shall be as agreed between the Borrower and the applicable Term Lenders providing such Term Commitments. In any event:
(i)    the Term Loans:
(A)    shall rank pari passu in right of payment and of security with the Revolving Loans and any other Term Loans;
(B)    shall not mature earlier than the Revolving Maturity Date at the time of incurrence of such Term Loans and no scheduled principal or amortization payments shall be required in respect of such Term Loans except to the extent such payments would not cause the Weighted Average Life to Maturity of such Term Loans at any time to be shorter than fifty percent (50%) of the number of years remaining until the Revolving Maturity Date in effect; provided that, at no time shall there be Term Loans hereunder which have more than three different maturity dates unless the Administrative Agent otherwise consents to more than three different maturity dates;
(C)    shall have an applicable rate, fees, premiums and, subject to Section 2.11(e)(i)(B) and Section 2.11(e)(i)(F), amortization determined by the Borrower and the applicable Term Lenders;
(D)    except as provided in Section 2.11(e)(i)(C) above, shall have mandatory prepayments, representations and warranties, covenants and events of default that are the same as, or no more restrictive on the Credit Parties (as determined by the Administrative Agent in its reasonable discretion) than, those set forth in this Agreement immediately prior to the applicable Term Loan Facility Closing Date unless any more restrictive mandatory prepayments, representations and warranties, covenants and events of default are incorporated into this Agreement on the applicable Term Loan Facility Closing Date;
(E)    may participate on a pro rata basis or less than pro rata basis (but not on a greater than pro rata basis) in any voluntary or mandatory prepayments of Term Loans hereunder, as specified in the applicable Term Loan Amendment; and
(F)    shall provide that any mandatory prepayments or amortization payments in respect of such Term Loans shall only be required if each of the Specified Conditions is satisfied on a pro forma basis after giving effect to such payments.
(f)    Term Loan Amendment.
(i)    Term Commitments shall become Commitments under this Agreement pursuant to an amendment (a “Term Loan Amendment”) to this Agreement in compliance with this Section 2.11 and executed by the Borrower, each Term Lender providing such Term Commitments and the Administrative Agent. Any corresponding amendments to the other Loan Documents necessary or appropriate in connection with and in compliance with this Section 2.11 shall be effective once executed by the Borrower and the Administrative Agent (without the consent of any Lender). The Term Loan Amendment may, without the consent of any other Lender, effect such amendments to this Agreement as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.11 (including introducing additional or tightening existing mandatory prepayments, representations and warranties, covenants or events of default for the benefit of all Lenders). The Borrower will use the proceeds of the Term Loans for any purpose not prohibited by this Agreement. No Lender shall be obligated to provide any Term Loans unless it so agrees, which agreement shall be given or withheld in such Lender’s sole discretion.
(ii)    The Lenders hereby irrevocably authorize Administrative Agent to enter into amendments to this Agreement and the other Loan Documents with the Credit Parties as may be necessary order to establish new tranches or sub-tranches in respect of Loans or commitments made or established pursuant to this Section 2.11 and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new tranches or sub-tranches, in each case, on terms consistent with this Section 2.11, including any amendments that are not adverse to the interests of any Lender that are made to effectuate changes necessary to enable any Term Loans to be fungible for United States federal income tax purposes with another Class of Term Loans, which shall include any amendments that do not reduce the ratable amortization received by each Lender thereunder.
(iii)    Upon the effectiveness of such Term Loan Amendment, this Agreement may be amended by the Administrative Agent (without the consent of any other party hereto) by adding a new Annex I hereto or amending an existing Annex I hereto to reflect the Term Commitment of each Term Lender party thereto.

(g)    This Section 2.11 shall supersede any provisions in Section 4.01 or Section 12.02 to the contrary.
Section 2.12    Extension of Term Loans.
(a)    Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, a “Term Loan Extension Offer”) made from time to time by the Borrower to all Lenders of a Class of Term Loans with the same Maturity Date on a pro rata basis (based on the aggregate outstanding principal amount of the respective Term Loans of such Class with the same Maturity Date) and on the same terms to each such Term Lender, the Borrower may from time to time, with the consent of any Term Lender that shall have accepted such Term Loan Extension Offer, extend the Maturity Date of the Term Loans of each such Term Lender and otherwise modify the terms of such Term Loans pursuant to the terms of the relevant Term Loan Extension Offer (including, without limitation, by increasing the interest rate, premiums or fees payable in respect of such Term Loans and/or modifying the amortization schedule in respect of such Term Loans) (each, a “Term Loan Extension” and any Term Loans extended thereby, a “Term Loan Extension Series”), so long as the following conditions are satisfied:
(i)    no Default or Event of Default shall exist at the time the notice in respect of a Term Loan Extension Offer is delivered to the Term Lenders, and no Default or Event of Default shall exist immediately prior to or after giving effect to the effectiveness of any Extended Term Loans;
(ii)    except as to interest rates, fees, amortization, final maturity date, premium, required prepayment dates and participation in prepayments (which shall, subject to Section 2.12(a)(iii), Section 2.12(a)(iv) and Section 2.12(a)(v), be determined by the Borrower and set forth in the relevant Term Loan Extension Offer), the Term Loans of any Term Lender that agrees to a Term Loan Extension with respect to such Term Loans (each, an “Extending Term Lender”) extended pursuant to any Term Loan Extension (“Extended Term Loans”) shall have the same terms as the Class of Term Loans subject to such Term Loan Extension Offer;
(iii)    the final maturity date of any Extended Term Loans shall be no earlier than the Revolving Maturity Date at such time and at no time shall the Term Loans (including Extended Term Loans) have more than three different maturity dates unless the Administrative Agent otherwise consents to more than three different maturity dates;
(iv)    the terms for such Extended Term Loans shall provide that any mandatory prepayments or amortization payments in respect of such Extended Term Loans shall only be required if each of the Specified Conditions is satisfied on a pro forma basis after giving effect to such payments;
(v)    any Extended Term Loans may participate on a pro rata basis or on a less than pro rata basis (but not on a greater than pro rata basis) in any voluntary or mandatory repayments or prepayments hereunder, as specified in the applicable Term Loan Extension Offer;
(vi)    if the aggregate principal amount of Term Loans (calculated on the face amount thereof) in respect of which Term Lenders shall have accepted the relevant Term Loan Extension Offer shall exceed the maximum aggregate principal amount of Term Loans (calculated on the face amount thereof) offered to be extended by the Borrower pursuant to such Term Loan Extension Offer, then the Term Loans of such Term Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Term Lenders have accepted such Term Loan Extension Offer;
(vii)    any applicable Minimum Extension Condition shall be satisfied unless waived by the Borrower; and
(viii)    all documentation in respect of such Term Loan Extension shall be consistent with the foregoing and acceptable to the Administrative Agent.
(b)    With respect to all Term Loan Extensions consummated by the Borrower pursuant to this Section 2.12, (i) such Term Loan Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 3.04 and (ii) no Term Loan Extension Offer is required to be in any minimum amount or any minimum increment; provided that the Borrower may at its election specify as a condition (a “Minimum Extension Condition”) to consummating any such Term Loan Extension that a minimum amount of Term Loans of any or all applicable Classes be extended. The Administrative Agent and the Lenders hereby consent to the Term Loan Extensions and the other transactions contemplated by this Section 2.12 (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Term Loans on such terms as may be set forth in the relevant Term Loan Extension Offer) and hereby waive the requirements of any provision of this Agreement (including, without limitation, Section 4.01 or any other pro rata payment section, but excluding, for the avoidance of doubt, any of the provisions of this Section 2.12) or any other Loan Document that may otherwise prohibit or restrict any such Term Loan Extension or any other transaction contemplated by this Section 2.12.
(c)    Each of the parties hereto hereby (i) agrees that this Agreement and the other Loan Documents may be amended to give effect to each Term Loan Extension (an “Extension Amendment”), without the consent of any Lenders other than Extending Term Lenders, to the extent (but only to the extent) necessary to (A) reflect the existence and terms of the Extended Term Loans incurred pursuant thereto, (B) modify any scheduled repayments set forth in Section 3.01 with respect to any Class of Term Loans subject to a Term Loan Extension to reflect a reduction in the principal amount of the Term Loans thereunder in an amount equal to the aggregate principal amount of the Extended Term Loans amended pursuant to the applicable Term Loan Extension (with such amount to be applied ratably to reduce scheduled repayments of such Term Loans as may be required pursuant to Section 3.01), (C) modify the prepayments set forth in Section 3.04 to reflect the existence of the Extended Term Loans and the application of prepayments with respect thereto and (D) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of Administrative Agent and Borrower, to effect the provisions of this Section 2.12 (it being agreed and understood that any such amendment may introduce additional or tighten existing mandatory prepayments, representations and warranties, covenants or events of default for the benefit of all Lenders), and Lenders hereby expressly and irrevocably, for the benefit of all parties hereto, authorize the Administrative Agent to enter into any such Extension Amendment and (ii) consent to the transactions contemplated by this Section 2.12 (including, for the avoidance of doubt, payment of interest, fees or premiums in respect of any Extended Term Loans on such terms as may be set forth in the relevant Extension Amendment). Without limiting the foregoing, in connection with any Term Loan Extension, the respective Credit Parties shall (at their expense) amend (and the Administrative Agent is hereby directed to amend) any mortgage that has a maturity date prior to the then Latest Maturity Date at such time so that such maturity date is extended to the Latest Maturity Date at such time after giving effect to such Term Loan Extension (or such later date as may be advised by local counsel to the Administrative Agent).
(d)    In connection with any Term Loan Extension, the Borrower shall provide the Administrative Agent at least ten (10) Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent, in each case, acting reasonably to accomplish the purposes of this Section 2.12.
(e)    This Section 2.12 shall supersede any provisions in Section 4.01 or Section 12.02 to the contrary.
ARTICLE III
PAYMENTS OF PRINCIPAL AND INTEREST; PREPAYMENTS; FEES
Section 3.01    Repayment of Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan made by such Lender, together with all accrued interest thereon, on the Applicable Maturity Date for such Loan.
Section 3.02    Interest.
(a)    ABR Loans. The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate.
(b)    SOFR Loans. The Loans comprising each Term SOFR Borrowing shall bear interest at the Adjusted Term SOFR for the Interest Period in effect for such Borrowing plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate. The Loans comprising each Daily Simple SOFR Borrowing shall bear interest at the Adjusted Daily Simple SOFR for the Interest Period in effect for such Borrowing plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate.
(c)    Swingline Loans. Each Swingline Loan shall bear interest on the unpaid principal amount of such Swingline Loan at the Alternate Base Rate plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate.

(d)    Post-Default Rate and Borrowing Base Deficiency Rate. Notwithstanding the foregoing, (i) if any Specified Event of Default has occurred and is continuing or (ii) the Majority Lenders (or the Administrative Agent at their direction) provide written notice to the Borrower of their election in connection with the occurrence and continuance on or after the Effective Date of any other Event of Default, then if all or any portion of the principal amount of any Loan or any interest payable thereon shall not be paid when due (whether at stated maturity, by acceleration or otherwise), such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to two percent (2%) plus the rate applicable to ABR Loans as provided in Section 3.02(a) but in no event to exceed the Highest Lawful Rate. In the case of the foregoing clause (i), such increase in the interest rate shall become effective automatically upon the occurrence of any such Event of Default and shall accrue from and including the first date on which such Event of Default occurred. In the case of the foregoing clause (ii), such increase in the interest rate shall become effective upon delivery of written notice to the Borrower of the election of the Majority Lenders (or the election of the Administrative Agent at the direction of the Majority Lenders) during the continuance of such Event of Default, and thereafter shall accrue from and including the date upon which the notice of such election described therein is provided to the Borrower and ending on the date on which such Event of Default has been cured or waived in accordance with Section 12.02.
(e)    Interest Payment Dates. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan, on the Applicable Maturity Date and, in the case of the Revolving Loans, on the Termination Date; provided that (i) interest accrued pursuant to Section 3.02(d) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than an optional prepayment of an ABR Loan prior to the Applicable Maturity Date for such Loan or, in the case of the Revolving Loans, the Termination Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, (iii) in the event of any conversion of any Term SOFR Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion and (iv) accrued interest on any Swingline Loan shall be payable on the earlier of (x) the Termination Date and (y) seven (7) Business Days after such Swingline Loan is made.
(f)    Interest Rate Computations. All interest hereunder shall be computed on the basis of a year of three hundred sixty (360) days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of three hundred sixty-five (365) days (or three hundred sixty-six (366) days in a leap year), except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of three hundred sixty-five (365) days (or three hundred sixty-six (366) days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first (1st) day but excluding the last day). The applicable Alternate Base Rate, Adjusted Term SOFR, Term SOFR or Adjusted Daily Simple SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error, and be binding upon the parties hereto.

(g)    Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, the Administrative Agent (in consultation with the Borrower) will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.
Section 3.03    Alternate Rate of Interest.
(a)    Circumstances Affecting Benchmark Availability. Unless and until a Benchmark Replacement is implemented in accordance with clause (c) below, in connection with any request for a Term SOFR Loan or a conversion to or continuation thereof or otherwise, if for any reason (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining Adjusted Term SOFR for the applicable Interest Period with respect to a proposed Term SOFR Loan on or prior to the first day of such Interest Period or (ii) the Administrative Agent is advised by the Majority Lenders that Adjusted Term SOFR for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Term SOFR Borrowing for such Interest Period, then (A) the Administrative Agent shall promptly give notice thereof to the Borrower and (B) thereafter until the Administrative Agent notifies the Borrower that such circumstances no longer exist, the obligation of the Lenders to make Term SOFR Loans and the right of the Borrower to convert any Loan to or continue any Loan as a Term SOFR Loan shall be suspended (to the extent of the affected Term SOFR Loans or the affected Interest Periods), and the Borrower shall either (1) repay in full (or cause to be repaid in full) the then outstanding principal amount of each such Term SOFR Loan together with accrued interest thereon (subject to Section 12.12), on the last day of the then current Interest Period applicable to such Term SOFR Loan; or (2) convert the then outstanding principal amount of each such Term SOFR Loan on the last day of such Interest Period to (x) a Daily Simple SOFR Loan so long as such circumstances do not exist with respect to Adjusted Daily Simple SOFR or (y) an ABR Loan.
(b)    Laws Affecting Term SOFR Availability. If, after the date hereof, the introduction of, or any change in, any Governmental Requirement or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective lending offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective lending offices) to honor its obligations hereunder to make or maintain any Term SOFR Loan or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, (i) such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders (an “Illegality Notice”) and (ii) thereafter, until the Administrative Agent notifies the Borrower that such circumstances no longer exist, (A) any obligation of the Lenders to make Term SOFR Loans, and any right of the Borrower to convert any Loan to a Term SOFR Loan or continue any Loan as a Term SOFR Loan, shall be suspended and (B) if necessary to avoid such illegality, the Administrative Agent shall compute the Alternate Base Rate without reference to clause (c) of the definition of “Alternate Base Rate”. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Term SOFR Loans to ABR Loans (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Alternate Base Rate without reference to clause (c) of the definition of “Alternate Base Rate”), on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such Term SOFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such Term SOFR Loans to such day.
(c)    Benchmark Replacement Setting.
(i)    Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Credit Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, the Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Majority Lenders.
(ii)    Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent (in consultation with the Borrower) will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(iii)    Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event, (B) the implementation of any Benchmark Replacement and (C) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.03(c)(iv) and (y) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.03(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.03(c).
(iv)    Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (1) any tenor for such Benchmark (provided that this clause (1) shall not apply to a tenor of one week with respect to the Term SOFR Reference Rate prior to the first date on which the Term SOFR Administrator publishes a Term SOFR Reference Rate for a tenor of one week) is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(v)    Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of Term SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to (1) Daily Simple SOFR Loans so long as Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (2) ABR Loans if Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event and (B) any outstanding affected Term SOFR Loans will be deemed to have been converted at the end of the applicable Interest Period to (1) Daily Simple SOFR Loans so long as Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (2) ABR Loans if Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate.
Section 3.04    Prepayments.
(a)    Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with Section 3.04(b); provided that notwithstanding anything to the contrary in this Agreement, the Borrower shall not have the right to prepay any Term Loan Borrowing (whether in whole or in part) pursuant to this Section 3.04(a) unless both before and immediately after giving effect to such prepayment, each of the Specified Conditions is satisfied.
(b)    Notice and Terms of Optional Prepayment. The Borrower shall notify the Administrative Agent by telephone or e-mail (confirmed by facsimile) of any prepayment hereunder (i) in the case of prepayment of a Term SOFR Borrowing, not later than 12:00 noon, New York City time, three (3) U.S. Government Securities Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 noon, New York City time, one (1) Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that any such notice may state that it is conditioned upon the occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. The Borrower may prepay Revolving Loans pursuant to Section 3.04(a), without having to ratably prepay Term Loans and may repay Term Loans without having to ratably repay Revolving Loans; provided that any prepayments of Revolving Loans must be paid ratably among the Revolving Lenders and any prepayments of Term Loans must be paid ratably among the Term Lenders. Prepayments shall be accompanied by accrued interest to the extent required by Section 3.02.
(c)    Mandatory Prepayments.
(i)    If, after giving effect to any termination or reduction of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b) or the Aggregate Elected Revolving Commitment Amounts pursuant to Section 2.06(c), the Total Revolving Credit Exposures exceed the Total Revolving Commitments, then the Borrower shall (a) prepay the Revolving Borrowings on the date of such termination or reduction in an aggregate principal amount equal to such excess, and (b) if any excess remains after prepaying all of the Revolving Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j).

(ii)    During a Borrowing Base Period, upon any Scheduled Redetermination of the Borrowing Base or Interim Redetermination of the Borrowing Base, in each case in accordance with Section 2.07(b), or adjustment to the amount of the Borrowing Base in accordance with Section 8.12(c), if any Borrowing Base Deficiency exists, then, after receiving a New Borrowing Base Notice in accordance with Section 2.07(d) or a notice of adjustment pursuant to Section 8.12(c), as the case may be (the date of receipt of any such notice, the “Deficiency Notification Date”), the Borrower shall, within ten (10) Business Days after the Deficiency Notification Date, notify the Administrative Agent of the Borrower’s election to (such notice of election, an “Election Notice”; and the date on which the Borrower notifies the Administrative Agent of such election, an “Election Notification Date”), and the Borrower shall take one of the following actions: (A) (1) if no Term Loans are then outstanding, within thirty (30) days following such Election Notification Date, prepay the Revolving Borrowings in an aggregate principal amount equal to such Borrowing Base Deficiency (and to the extent that any Borrowing Base Deficiency remains after prepaying all of the Revolving Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j)); or (2) if there are any Term Loans and any Revolving Loans and/or LC Exposure then outstanding, then within thirty (30) days following such Election Notification Date, (x) first, prepay the Revolving Borrowings in an aggregate principal amount equal to the Required Revolving Loan Prepayment Amount and (y) second, if any Borrowing Base Deficiency remains after prepaying the Revolving Borrowings in an amount equal to the Required Revolving Loan Prepayment Amount, subject to Section 3.04(c)(vii), prepay (i) the Revolving Borrowings (and if any Revolving Credit Exposures remain after prepaying all of the Revolving Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j)) and (ii) the Term Borrowings, on a pro rata basis, in proportion to the Total Revolving Credit Exposures and the Total Term Loan Exposures outstanding at such time, in an aggregate amount equal to such Borrowing Base Deficiency; provided that any Term Loans may be prepaid on a less (but not greater) than a pro rata basis pursuant to this clause (y) if agreed to by the Term Lenders holding such Term Loans, in which case payments made to the Term Lenders and the Revolving Lenders pursuant to this clause (y) shall be adjusted to take into account such agreement by the Term Lenders’ to receive prepayments on a less (but not greater) than pro rata basis; (B) (1) if no Term Loans are then outstanding, prepay the Revolving Borrowings in an aggregate principal amount equal to such Borrowing Base Deficiency (and to the extent that any Borrowing Base Deficiency remains after prepaying all of the Revolving Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j)) in six consecutive equal monthly installments, the first installment being due and payable on the 30th day after the Election Notification Date and each subsequent installment being due and payable on the same day in each of the subsequent calendar months, with each payment being equal to one-sixth (1/6th) of such Borrowing Base Deficiency, so that the Borrowing Base Deficiency is reduced to zero within six months of the Deficiency Notification Date; or (2) if there are any Term Loans and any Revolving Loans and/or LC Exposure then outstanding, then (x) first, prepay Revolving Borrowings in an aggregate principal amount equal to the Required Revolving Borrowing Prepayment Amount and (y) and second, if any Borrowing Base Deficiency remains after prepaying the Revolving Borrowings in an amount equal to the Required Revolving Loan Prepayment Amount, subject to Section 3.04(c)(vii), prepay (i) the Revolving Borrowings (and if any Revolving Exposure remains after prepaying all of the Revolving Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j)) and (ii) the Term Borrowings, on a pro rata basis, in proportion to the Total Revolving Credit Exposures and the Total Term Loan Exposures outstanding at such time, in an aggregate amount equal to such Borrowing Base Deficiency; provided that any Term Loans may be prepaid on a less (but not greater) than a pro rata basis pursuant to this clause (y) if agreed to by the Term Lenders holding such Term Loans, in which case payments made to the Term Lenders and the Revolving Lenders pursuant to this clause (y) shall be adjusted to take into account such agreement by the Term Lenders’ to receive prepayments on a less (but not greater) than pro rata basis, in six consecutive equal monthly installments, the first installment being due and payable on the 30th day after the Election Notification Date and each subsequent installment being due and payable on the same day in each of the subsequent calendar months, with each payment being equal to one-sixth (1/6th) of such Borrowing Base Deficiency, so that the Borrowing Base Deficiency is reduced to zero within six months of the Election Notification Date (and for the avoidance of doubt, in the case of this clause (y), each such installment shall be applied in its entirety (a) first, to the prepayment of Revolving Borrowings in an aggregate principal amount equal to the Required Revolving Borrowing Prepayment Amount and (b) thereafter, to the prepayment of (i) the Revolving Borrowings (and if any Revolving Exposure remains after prepaying all of the Revolving Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j)) and (ii) the Term Borrowings, on a pro rata basis, in proportion to the Total Revolving Credit Exposures and the Total Term Loan Exposures outstanding at such time (as adjusted to the extent Term Loans are prepaid on a less than pro rata basis if agreed to by the Term Lenders holding such Term Loans)); (C) within thirty (30) days following the Election Notification Date, mortgage additional Oil and Gas Properties not evaluated in the most recently delivered Reserve Report acceptable to the Administrative Agent in its sole discretion (together with title information with respect thereto acceptable to the Administrative Agent in its sole discretion) having a Borrowing Base Value (as confirmed by the Required Lenders) sufficient, after giving effect to any other actions taken pursuant to this Section 3.04(c), to cure such Borrowing Base Deficiency; or (D) combine the options provided in clauses (A), (B) and/or (C) above, and indicating in the Election Notice the amount to be prepaid and the amount to be provided as additional Collateral, and (ii) make such payment and deliver such additional Collateral within the time required under clauses (A), (B) and/or (C) above; provided that, the options set forth above shall not prejudice the occurrence of any Maturity Date and the principal payments required on any such date; and provided, further, that (x) if the Borrowing Base equals or exceeds the sum of (1) the Total

Revolving Credit Exposures plus (2) the Total Term Loan Exposures (as a result of any Scheduled Redetermination or Interim Redetermination or adjustment to the amount of the Borrowing Base in accordance with Section 8.12(c)) after the Deficiency Notification Date, the requirements of clauses (A), (B) and/or (C) above shall cease to apply to the Borrower upon receipt of the relevant New Borrowing Base Notice in accordance with Section 2.07(d) or a notice of adjustment pursuant to Section 8.12(c), as the case may be and (y) in case the amount of the Borrowing Base Deficiency is reduced (as a result of any Scheduled Redetermination or Interim Redetermination or adjustment to the amount of the Borrowing Base in accordance with Section 8.12(c)) after the Deficiency Notification Date, upon receipt of the relevant New Borrowing Base Notice in accordance with Section 2.07(d) or a notice of adjustment pursuant to Section 8.12(c), as the case may be, any reference in clauses (A), (B) and/or (C) to the amount of the Borrowing Base Deficiency shall be deemed to be the reference to the amount of the Borrowing Base Deficiency reduced as set forth in this proviso (y). In the event the Borrower fails to provide an Election Notice to the Administrative Agent within ten (10) Business Days after the Deficiency Notification Date indicating which of the options specified in clauses (A), (B) or (C) the Borrower elects to take in order to eliminate the Borrowing Base Deficiency, the Borrower shall be deemed to have irrevocably elected the option set forth in clause (B) above (and to the extent there are any Term Loans and any Revolving Loans and/or LC Exposure then outstanding, the Borrower shall be deemed to have irrevocably elected the option set forth in clause (B)(2) above) The failure of the Borrower to comply with any of the options elected (including any deemed election) pursuant to the provisions of this Section 3.04(c)(ii) and specified in such notice (or relating to such deemed election) shall constitute an Event of Default.
(iii)    During a Borrowing Base Period, upon any adjustments to the Borrowing Base pursuant to Section 9.12(d), if a Borrowing Base Deficiency exists, then the Borrower shall: (A) if no Term Loans are then outstanding, (1) prepay the Borrowings in an aggregate principal amount equal to such excess, and (2) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j) and (B) if there are any Term Loans and any Revolving Loans and/or LC Exposure then outstanding, (1) first, prepay Revolving Borrowings in an aggregate principal amount equal to the Required Revolving Loan Prepayment Amount and (2) second, if any Borrowing Base Deficiency remains after prepaying the Revolving Borrowings in an amount equal to the Required Revolving Loan Prepayment Amount, subject to Section 3.04(c)(vii), prepay (i) the Revolving Borrowings (and if any Revolving Credit Exposures remain after prepaying all of the Revolving Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j)) and (ii) the Term Borrowings, on a pro rata basis, in proportion to the Total Revolving Credit Exposures and the Total Term Loan Exposures outstanding at such time, in an aggregate amount equal to such Borrowing Base Deficiency; provided that any Term Loans may be prepaid on a less (but not greater) than a pro rata basis pursuant to this clause (2) if agreed to by the Term Lenders holding such

Term Loans, in which case payments made to the Term Lenders and the Revolving Lenders pursuant to this clause (2) shall be adjusted to take into account such agreement by the Term Lenders’ to receive prepayments on a less (but not greater) than pro rata basis. The Borrower shall be obligated to make such prepayment and/or deposit of cash collateral in the case of an adjustment as a result of a Disposition or Liquidation in accordance with Section 9.12(d), on the second (2nd) Business Day succeeding the date of the consummation of such Disposition and/or Liquidation; provided that all payments required to be made pursuant to this Section 3.04(c)(iii) must be made on or prior to the Termination Date.
(iv)    Upon any adjustments to the Borrowing Base pursuant to Section 2.07(e), if a Borrowing Base Deficiency exists, then the Borrower shall: (A) if no Term Loans are then outstanding, (1) prepay the Borrowings in an aggregate principal amount equal to such excess, and (2) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j) and (B) if there are any Term Loans and any Revolving Loans and/or LC Exposure then outstanding, (1) first, prepay Revolving Borrowings in an aggregate principal amount equal to the Required Revolving Loan Prepayment Amount and (2) second, if any Borrowing Base Deficiency remains after prepaying the Revolving Borrowings in an amount equal to the Required Revolving Loan Prepayment Amount, subject to Section 3.04(c)(vii), prepay (i) the Revolving Borrowings (and if any Revolving Credit Exposures remain after prepaying all of the Revolving Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j)) and (ii) the Term Borrowings, on a pro rata basis, in proportion to the Total Revolving Credit Exposures and the Total Term Loan Exposures outstanding at such time, in an aggregate amount equal to such Borrowing Base Deficiency; provided that any Term Loans may be prepaid on a less (but not greater) than a pro rata basis pursuant to this clause (2) if agreed to by the Term Lenders holding such Term Loans, in which case payments made to the Term Lenders and the Revolving Lenders pursuant to this clause (2) shall be adjusted to take into account such agreement by the Term Lenders’ to receive prepayments on a less (but not greater) than pro rata basis. The Borrower shall be obligated to make such prepayment and/or deposit of cash collateral, if required, on the first (1st) Business Day succeeding the date the Parent, the Borrower and/or Finance Co issues or incurs the applicable New Debt; provided that all payments required to be made pursuant to this Section 3.04(c)(iv) must be made on or prior to the Termination Date.
(v)    Each prepayment of Borrowings pursuant to this Section 3.04(c) shall be applied, first, ratably to any ABR Borrowings then outstanding, and, second, to any Term SOFR Borrowings then outstanding, and if more than one Term SOFR Borrowing is then outstanding, to each such Term SOFR Borrowing in order of priority beginning with the Term SOFR Borrowing with the least number of days remaining in the Interest Period applicable thereto and ending with the Term SOFR Borrowing with the most number of days remaining in the Interest Period applicable thereto; provided that, in the case of a prepayment of Revolving Loans, such prepayment shall be applied first ratably to any Swingline Loans then outstanding.
(vi)    Each prepayment of Borrowings pursuant to this Section 3.04(c) shall be applied ratably to the Loans included in the prepaid Borrowings. Prepayments pursuant to this Section 3.04(c) shall be accompanied by accrued and unpaid interest to the extent required by Section 3.02.
(vii)     Notwithstanding anything to the contrary contained in this Section 3.04(c) or anywhere else in this Agreement, if, at the time any prepayment of Term Loans is required to be made by the Borrower pursuant to this Section 3.04(c) (any such required prepayment of Term Loans, a “Required Mandatory Term Loan Prepayment”, and the aggregate principal amount of Term Loans required to be so prepaid, the “Required Mandatory Term Loan Prepayment Amount”, and the date on which such Required Mandatory Term Loan Prepayment is required to be made pursuant to this Section 3.04(c), the “Required Mandatory Term Loan Prepayment Date”), any of the Specified Conditions are not satisfied, then in lieu of making the Required Mandatory Term Loan Prepayment, the Borrower shall instead prepay the Revolving Loans in an aggregate amount equal to the Required Mandatory Term Loan Prepayment Amount (and if any Revolving Credit Exposures remain after prepaying all of the Revolving Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j)) on the Required Mandatory Term Loan Prepayment Date.
(d)    No Premium or Penalty. Prepayments permitted or required under this Section 3.04 shall be without premium or penalty, except as required under Section 5.02.
Section 3.05    Fees.
(a)    Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the applicable Commitment Fee Rate on the average daily amount of the unused amount of the Revolving Commitment of such Revolving Lender during the period from and including the date of this Agreement to but excluding the Termination Date. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the Termination Date, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of three hundred sixty (360) days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of three hundred sixty-five (365) days (or three hundred sixty-six (366) days in a leap year), and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Solely for purposes of calculating the commitment fees pursuant to this Section 3.05(a), Swingline Loans will not be deemed to be a utilization of the Commitments.
(b)    Letter of Credit Fees. The Borrower shall pay to the Administrative Agent (or in the case of clause (ii) below, directly to the applicable Issuing Bank if so agreed by the Administrative Agent, the Borrower, and such Issuing Bank):

(i)    for the benefit of the Revolving Lenders, in consideration for the issuance of Letters of Credit hereunder, a non-refundable fee equal to the Applicable Margin (plus, upon the written request to the Borrower of the election of the Majority Lenders, two percent (2%) if an Event of Default has occurred and is continuing) times the Dollar Equivalent of the daily stated amount of each Letter of Credit, less the amount of any draws on such Letter of Credit, payable in quarterly installments in arrears on the date three (3) Business Days following the last Business Day of each calendar quarter, commencing on the issuance date and continuing for so long as such Letter of Credit remains outstanding (including, for the avoidance of doubt, any Letter of Credit that is outstanding but has been Cash Collateralized) calculated on the basis of actual days elapsed in a year consisting of 360 days; and
(ii)    for the benefit of the applicable Issuing Bank: (A) so long as there is at least one Revolving Lender other than the applicable Issuing Bank, a non-refundable fronting fee equal to 12.5 basis points (0.125%) per annum times the Dollar Equivalent of the daily face amount of each applicable Letter of Credit, payable in quarterly installments in arrears on the date three (3) Business Days following the last Business Day of each calendar quarter, (B) $250 per requested issuance or amendment of a Letter of Credit, such amount to be increased at the discretion of the applicable Issuing Bank to offset any out-of-pocket expenses incurred by the applicable Issuing Bank in connection with any non-standard Letters of Credit or Letters of Credit issued by a branch office outside the United States; and (C) all other reasonable and customary out of pocket expenses actually incurred by the applicable Issuing Bank related to the issuance, amendment or transfer of Letters of Credit upon demand by the applicable Issuing Bank.
All payments of fees and expenses in accordance with this Section 3.05(b) shall be made in Dollars.
(c)    Administrative Agent Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.
(d)    Defaulting Lender Fees. Subject to Section 2.08(k), the Borrower shall not be obligated to pay the Administrative Agent any Defaulting Lender’s ratable share of the fees described in Section 3.05(a) and (b) for the period commencing on the day such Defaulting Lender becomes a Defaulting Lender and continuing for so long as such Lender continues to be a Defaulting Lender.
ARTICLE IV
PAYMENTS; PRO RATA TREATMENT; SHARING OF SET-OFFS
Section 4.01    Payments Generally; Pro Rata Treatment; Sharing of Set-offs.
(a)    Payments by the Borrower. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 5.01, Section 5.02, Section 5.03 or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without defense, deduction, recoupment, set-off or counterclaim. Subject to Section 3.04, at the time of payment, the Borrower shall notify the Administrative Agent as to which Borrowings or Loans are being repaid. Fees, once paid, shall be fully earned and shall not be refundable under any circumstances absent manifest error. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices specified in Section 12.01, except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Section 5.01, Section 5.02, Section 5.03 and Section 12.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.
(b)    Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.
(c)    Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender (other than, in the case of Swingline Loans, the Swingline Lenders), then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section 4.01(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this Section 4.01(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.
Section 4.02    Presumption of Payment by the Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
Section 4.03    Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(b), Section 2.08(d), Section 2.08(e) or Section 4.02, or otherwise hereunder, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid. If at any time prior to the acceleration or maturity of the Loans, the Administrative Agent shall receive any payment in respect of principal of a Loan or a reimbursement of an LC Disbursement while one or more Defaulting Lenders shall be party to this Agreement, the Administrative Agent shall apply such payment first to the Borrowing(s) for which such Defaulting Lender(s) shall have failed to fund its pro rata share until such time as such Borrowing(s) are paid in full or each Lender (including each Defaulting Lender) is owed its Applicable Revolving Percentage of all Loans then outstanding. After acceleration or maturity of the Loans, all principal will be paid ratably as provided in Section 10.02(c).
Section 4.04    Disposition of Proceeds. The Security Instruments contain an assignment by the Borrower and/or the Guarantors unto and in favor of the Administrative Agent for the benefit of the Secured Parties of all of the Borrower’s or each Guarantor’s interest in and to production and all proceeds attributable thereto which may be produced from or allocated to the Mortgaged Property. The Security Instruments further provide in general for the application of such proceeds to the satisfaction of the Indebtedness and other obligations described therein and secured thereby. Notwithstanding the assignment contained in such Security Instruments, until the occurrence of an Event of Default, (a) the Administrative Agent and the Lenders agree that they will neither notify the purchaser or purchasers of such production nor take any other action to cause such proceeds to be remitted to the Administrative Agent or the Lenders, but the Lenders will instead permit such proceeds to be paid to the Borrower and the Restricted Subsidiaries and (b) the Lenders hereby authorize the Administrative Agent to take such actions as may be necessary to cause such proceeds to be paid to the Borrower and/or such Restricted Subsidiaries.

ARTICLE V
INCREASED COSTS; BREAK FUNDING PAYMENTS; TAXES
Section 5.01    Increased Costs.
(a)    Changes in Law. If any Change in Law shall:
(i)    impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender; or
(ii)    impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender;
and the result of any of the foregoing shall be to increase the cost to such Lender of making, continuing, converting or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.
(b)    Capital Requirements. If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered.
(c)    Certificates. A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in Section 5.01(a) or (b) shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.
(d)    Effect of Failure or Delay in Requesting Compensation. Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section 5.01 shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section 5.01 for any increased costs or reductions incurred more than one hundred eighty (180) days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor; provided, further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the one hundred eighty (180) day period referred to above shall be extended to include the period of retroactive effect thereof.
Section 5.02    Break Funding Payments. In the event of (a) the payment of any principal of any Term SOFR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Term SOFR Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Term SOFR Loan on the date specified in any notice delivered pursuant hereto, or (d) the assignment of any Term SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 5.04(b), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth in reasonable detail the basis for any such amount or amounts that such Lender is entitled to receive pursuant to this Section 5.02 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.
Section 5.03    Taxes.
(a)    Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any Guarantor under any Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the applicable Withholding Agent shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased by the Borrower or any Guarantor as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.03), the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable Withholding Agent shall make such deductions and (iii) the applicable Withholding Agent shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.
(b)    Payment of Other Taxes by the Borrower. The Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent, timely reimburse it for the payment of, any Other Taxes.
(c)    Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid or payable (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 5.03) by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, or required to be deducted from a payment to the Administrative Agent, such Lender or the Issuing Bank, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or

Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate of the Administrative Agent, a Lender (with a copy to the Administrative Agent) or the Issuing Bank specifying the amount of such payment or liability delivered to the Borrower shall be conclusive absent manifest error.
(d)    Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).
(e)    Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower or a Guarantor to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(f)    Status of Lenders.
(i)    Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.03(f)(ii)(A) and Section 5.03(f)(ii)(B) and Section 5.03(g) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)    Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person,
(A)    any Lender that is a “United States person” as defined in Section 7701(a)(3) of the Code shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(1)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN (or IRS Form W-8BEN-E, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)    executed copies of IRS Form W-8ECI;
(3)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit I-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or
(4)    to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form

W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-2 or Exhibit I-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-4 on behalf of each such direct and indirect partner; and
(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Withholding Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
(g)    FATCA. If a payment made to a Lender under this Agreement would be subject to United States federal withholding tax imposed by FATCA if such Lender fails to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Withholding Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Withholding Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Withholding Agent as may be necessary for the Withholding Agent to comply with its obligations under FATCA, to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 5.03(g), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(h)    For purposes of this Section 5.03, the term “Lender” includes any Issuing Bank.
(i)    Each party’s obligation under this Section 5.03 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

Section 5.04    Mitigation Obligations; Replacement of Lenders.
(a)    Designation of Different Lending Office. If any Lender requests compensation under Section 5.01, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.01 or Section 5.03, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(b)    Replacement of Lenders. If any Lender requests compensation under Section 5.01, if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, if it becomes unlawful for any Lender or its applicable lending office to make Term SOFR Loans, as described in Section 3.03(b), while a Lender is a Defaulting Lender or if a Lender becomes a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 12.04(b)), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (ii) in the case of any such assignment resulting from a claim for compensation under Section 5.01 or payments required to be made pursuant to Section 5.03, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
ARTICLE VI
CONDITIONS PRECEDENT
Section 6.01    Effective Date. This Agreement, and the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02):
(a)    The Administrative Agent, the Arranger and the Lenders shall have received all commitment, facility, upfront, arrangement and agency fees and all other fees and amounts due and payable by the Credit Parties on or prior to the Effective Date, including, to the extent invoiced at least two (2) Business Days prior to the Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket fees and expenses required to be reimbursed or paid by the Credit Parties hereunder (including the reasonable and documented fees and expenses of Paul Hastings LLP, counsel to the Administrative Agent).
(b)    The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of each member of the Parent Group and each other Guarantor setting forth (i) resolutions of its board of directors or other appropriate governing body with respect to the authorization of each member of the Parent Group or such Guarantor to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of each member of the Parent Group or such Guarantor (y) who are authorized to sign the Loan Documents to which each member of the Parent Group or such Guarantor is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of such authorized officers, and (iv) the articles or certificate of incorporation and by-laws or other applicable organizational documents of each member of the Parent Group and each Guarantor, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.
(c)    The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence or good standing, as applicable, of each member of the Parent Group and each Guarantor in the state in which such Credit Party is organized.
(d)    The Administrative Agent shall have received a certificate with respect to the matters described in Section 6.02(a) and (b), duly and properly executed by a Responsible Officer of the Borrower and dated as of the date of Effective Date.
(e)    The Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Agreement signed on behalf of such party.
(f)    To the extent requested by a Lender, the Administrative Agent shall have received duly executed Notes payable to each Lender in a principal amount equal to its Maximum Credit Amount dated as of the date hereof.
(g)    The Administrative Agent shall have received from each of the parties thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of the Security Instruments described on Exhibit E-1. In connection with the execution and delivery of the Security Instruments, the Administrative Agent shall (a) be reasonably satisfied that the Security Instruments create first priority, perfected Liens (subject only to Liens permitted under Section 9.03) on at least 85% of the Proved Reserves evaluated in the Initial Reserve Reports and on all other Property purported to be pledged as collateral pursuant to the Security Instruments and (b) have received certificates, together with undated, blank stock powers for each such certificate, representing all of the issued and outstanding Equity Interests of each of the Guarantors (other than the Parent) to the extent any such Equity Interest is certificated.
(h)     The Administrative Agent shall have received the executed legal opinions of (i) Kirkland & Ellis LLP, as New York and Delaware counsel to the Credit Parties and (ii) local counsel to the Credit Parties in the States of North Dakota and Montana, in each case in form and substance reasonably satisfactory to the Administrative Agent. The Borrower, the Guarantors and the Administrative Agent hereby instruct such counsel to deliver such legal opinions.
(i)    The Administrative Agent shall have received a certificate of insurance coverage of the Credit Parties evidencing that the Credit Parties are carrying insurance in accordance with Section 7.12 (provided that to the extent such certificate of insurance coverage does not include the New Guarantors, the Borrower shall deliver a certificate of insurance coverage with respect to the New Guarantors pursuant to Section 8.18).
(j)    The Administrative Agent shall have received a certificate of a Responsible Officer of each member of the Parent Group certifying that each member of the Parent Group has received all consents and approvals required by Section 7.03.
(k)    The Administrative Agent shall have received (i) the financial statements referred to in Section 7.04(a) and (ii) the Initial Reserve Reports accompanied by a certificate covering the matters described in Section 8.11(c).
(l)    The Administrative Agent shall have received appropriate UCC search certificates reflecting no prior Liens encumbering the Properties of each Credit Party (other than Liens being assigned or released on or prior to the Effective Date or Liens permitted by Section 9.03) from the Secretary of State in the state in which such Credit Party is organized and any other jurisdiction reasonably requested by the Administrative Agent.
(m)    The Administrative Agent shall have received reasonably satisfactory evidence that (i) all loans and other amounts owing under the Whiting Credit Agreement have been (or contemporaneously with the Effective Date are being) repaid in full and all commitments thereunder have been terminated or cancelled and (ii) all Liens on the Properties of the New Guarantors associated with the Whiting Credit Agreement have been released or terminated subject only to the filing of applicable terminations, releases or assignments (and the Administrative Agent shall have received duly executed recordable releases and terminations reasonably acceptable to the Administrative Agent with respect thereto).
(n)    The Administrative Agent and the Lenders shall have received, by at least three (3) Business Days (or such later date as agreed to by the Administrative Agent in its sole discretion) prior to the Effective Date, all documentation and other information about the Credit Parties as shall have been requested in writing by the Administrative Agent or the Lenders at least ten (10) Business Days prior to the Effective Date required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation.

(o)    The Merger shall have been (or substantially contemporaneously with the Effective Date shall be) consummated in accordance with the terms of the Merger Agreement. The Administrative Agent shall have received an officer’s certificate from the Borrower, certifying that (i) the Merger has been consummated in accordance with applicable law and the terms described in the Merger Agreement without giving effect to any waiver, modification or consent thereunder that is materially adverse to the interests of the Lenders (in their capacities as such) absent the Administrative Agent’s consent thereto (such consent not to be unreasonably withheld, conditioned, or delayed), and in connection therewith, (ii) all of the Proved Reserves evaluated in the Whiting Reserve Report have been indirectly acquired by the Borrower as a result thereof, (iii) all of the Equity Interests of Whiting and its Subsidiaries have been acquired, directly or indirectly, by the Borrower, and each of the New Guarantors constitutes a Wholly-Owned Subsidiary of the Borrower and (iv) attached thereto is a true and complete executed copy of the Merger Agreement (as amended or otherwise modified prior to the Effective Date).
Without limiting the generality of the provisions of Section 11.04, for purposes of determining compliance with the conditions specified in this Section 6.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 6.01 to be consented to or approved by or acceptable or reasonably satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Effective Date specifying its objection thereto. All documents executed or submitted pursuant to this Section 6.01 by and on behalf of each member of the Parent Group or any of their Subsidiaries (including the New Guarantors) shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel (or if applicable, in substantially the same form as is attached hereto as an exhibit). The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 12.02). The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.
Section 6.02    Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, increase, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:
(a)    At the time of and immediately after giving effect to such Borrowing or the issuance, increase, renewal or extension of such Letter of Credit, as applicable, no Default or, during a Borrowing Base Period, Borrowing Base Deficiency shall have occurred and be continuing, the Total Revolving Credit Exposures shall not exceed the Total Revolving Commitments and the Total Term Loan Exposures shall not exceed the Total Term Commitments.
(b)    The representations and warranties of the Borrower and the Guarantors set forth in this Agreement and in the other Loan Documents shall be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) on and as of the date of such Borrowing or the date of issuance, increase, renewal or extension of such Letter of Credit, as applicable, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such Borrowing or the date of issuance, increase, renewal or extension of such Letter of Credit, as applicable, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date.
(c)    (i) The making of such Loan or the issuance, increase, renewal or extension of such Letter of Credit, as applicable, would not conflict with, or cause any Lender or the Issuing Bank to violate or exceed, any applicable Governmental Requirement, and (ii) no Change in Law shall have occurred, and no litigation shall be pending or threatened, which in either case does or, with respect to any threatened litigation, seeks to, enjoin, prohibit or restrain, the making or repayment of any Loan, the issuance, increase, renewal, extension or repayment of any Letter of Credit or any participations therein or the consummation of the transactions contemplated by this Agreement or any other Loan Document.
(d)    To the extent that the applicable Borrowing is during a Borrowing Base Period, at the time of and immediately after giving effect to such Borrowing and the application of all or a portion of the proceeds thereof within two Business Days of the funding date, the Borrower, together with the other Credit Parties, shall not have any Excess Cash.
(e)    The receipt by the Administrative Agent of a Borrowing Request in accordance with Section 2.03 (which shall include, to the extent that such Borrowing is during a Borrowing Base Period, a certification as to the use of such Borrowing within two Business Days to the extent the Borrower would otherwise have Excess Cash on such date) or a request for a Letter of Credit (or an increase, extension or renewal of a Letter of Credit) in accordance with Section 2.08(b), as applicable.
(f)    In the case of a Term Borrowing, all of the conditions precedent to such Term Borrowing set forth in Section 2.11 and the applicable Term Loan Amendment have been satisfied.
Each request for a Borrowing and each request for the issuance, increase, renewal or extension of any Letter of Credit shall be deemed to constitute a representation and warranty by each member of the Parent Group on the date thereof as to the matters specified in Section 6.02(a) through (d), as applicable.
ARTICLE VII
REPRESENTATIONS AND WARRANTIES
Each member of the Parent Group represents and warrants to the Lenders that:
Section 7.01    Organization; Powers. Each member of the Parent Group and the Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, have all requisite power and authority, and have all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and to carry on its business as now conducted, and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where failure to have such power, authority, licenses, authorizations, consents, approvals and qualifications could not reasonably be expected to have a Material Adverse Effect.
Section 7.02    Authority; Enforceability. The Debt Transactions are within each Credit Party’s corporate, limited liability company or partnership, as applicable, powers and have been duly authorized by all necessary corporate, limited liability company, partnership and, if required, shareholder, member or partner action (including any action required to be taken by any class of directors of the Credit Parties or any other Person, whether interested or disinterested, in order to ensure the due authorization of the Debt Transactions). Each Loan Document to which any Credit Party is a party has been duly executed and delivered by such Credit Party and constitutes a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
Section 7.03    Approvals; No Conflicts. The Debt Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of each member of the Parent Group or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect other than (i) the recording and filing of the Security Instruments as required by this Agreement, (ii) those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents and (iii) those consents, approvals or filings that are customarily obtained after the closing of an acquisition of Oil and Gas Properties, (b) will not violate (i) the charter, by-laws or other organizational documents of each member of the Parent Group or any Restricted Subsidiary or (ii) any applicable law or regulation or any order of any Governmental Authority, other than any such violation that could not reasonably be expected to have a Material Adverse Effect or an adverse effect on the enforceability of the Loan Documents, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon any Restricted Party or any of their respective Properties, or give rise to a right thereunder to require any payment to be made by such Restricted Party, and (d) will not result in the creation or imposition of any Lien on any material Property of Restricted Party (other than the Liens created by the Loan Documents).
Section 7.04    Financial Condition; No Material Adverse Change.
(a)    The Parent has heretofore furnished to the Lenders (i) its consolidated balance sheet and statements of income, stockholders equity and cash flows as of and for the fiscal year ended December 31, 2021, reported on by PricewaterhouseCoopers LLP, independent public accountants, (ii) its unaudited consolidated balance sheet and statements of income, stockholders equity and cash flows as of and for the fiscal quarter ended March 31, 2022, (iii) Whiting’s consolidated balance sheet and statements of income, stockholders equity and cash flows as of and for the fiscal year ended December 31, 2021, reported on by Deloitte & Touche LLP, independent public accountants and (iv) Whiting’s unaudited consolidated balance sheet and statements of income, stockholders equity and cash flows as of and for the fiscal quarter ended March 31, 2022. The financial statements set forth in clauses (i) and (ii) of the preceding sentence present fairly, in all material respects, the financial position and results of operations and cash flows of the Parent and its Consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject, in the case of clause (ii), to the absence of footnotes and normal year-end audit adjustments.
(b)    Since the Effective Date, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.
(c)    None of the Restricted Parties has on the date hereof any material Debt (including Disqualified Capital Stock) or any material off-balance sheet liabilities or partnerships, unusual forward or long-term commitments or unrealized or anticipated losses from any such unfavorable commitments that are, in the aggregate, material to the balance sheet and statements of income, stockholders equity and cash flows of the Restricted Parties on a consolidated basis and are not reflected on such balance sheets and statements of income, stockholders equity and cash flows (including in the footnotes to such financial statements) or otherwise permitted under Section 9.02.
Section 7.05    Litigation.
(a)    Except as set forth on Schedule 7.05, there are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority, including the FERC or any equivalent state regulatory agency, pending against or, to the knowledge of each member of the Parent Group, threatened in writing against the Borrower or any Restricted Subsidiary (i) not fully covered by insurance (except for normal deductibles) that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, or (ii) that involve any Loan Document or the Debt Transactions.
(b)    Since the Effective Date, there has been no change in the status of the matters disclosed in Schedule 7.05 that, individually or in the aggregate, has resulted in a Material Adverse Effect.
Section 7.06    Environmental Matters. Except for such matters as set forth on Schedule 7.06 or that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Parent Group or the Borrower:
(a)    the Borrower and the Subsidiaries, including with respect to each of their respective Properties and operations thereon are, and within all applicable statute of limitation periods have been, in compliance with all applicable Environmental Laws;
(b)    the Borrower and the Subsidiaries have obtained all Environmental Permits required for their respective operations and each of their Properties, with all such Environmental Permits being currently in full force and effect, and none of Borrower or the Subsidiaries has received any written notice or, to the knowledge of the Parent Group, oral notice that any such existing Environmental Permit will be revoked or that any application for any new Environmental Permit or renewal of any existing Environmental Permit will be protested or denied;

(c)    there are no claims, demands, suits, orders, inquiries, or proceedings concerning any violation of, or any liability (including as a potentially responsible party) under, any applicable Environmental Laws that is pending or to the knowledge of the Parent Group, threatened in writing against the Borrower or the Subsidiaries, including with respect to any of their respective Properties or as a result of any operations at the Properties;
(d)    none of the Properties of any Credit Party contain or have contained any: (i) underground storage tanks for Hazardous Materials; (ii) asbestos-containing materials; or (iii) landfills or dumps; (iv) hazardous waste management units as defined pursuant to RCRA or any comparable state law; or (v) sites on or proposed for the National Priority List promulgated pursuant to CERCLA or any state remedial priority list promulgated or published; pursuant to any comparable state law, in each case that would reasonably be expected to result in liability under Environmental Law for the Parent Group under Environmental Law;
(e)    there has been no Release or threatened Release of Hazardous Materials at, on, under or from any of Borrower’s or the Subsidiaries’ Properties, there are no investigations, remediations, abatements, removals, or monitorings of Hazardous Materials required under applicable Environmental Laws at such Properties and, to the knowledge of the Parent Group, none of such Properties are adversely affected by any Release or threatened Release of a Hazardous Material originating or emanating from any other real property, in each case that could reasonably be expected to result in liability for the Parent Group under Environmental Law;
(f)    neither the Borrower nor the Subsidiaries has received any written notice asserting an alleged liability or obligation under any applicable Environmental Laws with respect to the investigation, remediation, abatement, removal, or monitoring of any Hazardous Materials at, under, or Released or threatened to be Released from any real properties offsite the Borrower’s or the Subsidiaries’ Properties;
(g)    there has been no exposure of any Person to any Hazardous Materials as a result of or in connection with the operations and businesses of any of the Borrower’s or the Subsidiaries’ Properties that would reasonably be expected to form the basis for a claim against the Parent Group for damages or compensation under Environmental Law; and
(h)    the Borrower and the Subsidiaries have provided to Lenders copies of all environmental site assessment reports, investigations, studies and analyses in the Borrower’s or Subsidiaries’ custody, possession or control bearing on any alleged non-compliance with or liability under Environmental Laws (including with respect to any Environmental Permits required for the operation of the Properties of the Borrower and the Subsidiaries) that are in any of the Borrower’s or the Subsidiaries’ possession or control and relating to their respective Properties or operations thereon.
Section 7.07    Compliance with the Laws and Agreements; No Defaults or Borrowing Base Deficiency.
(a)    Each Restricted Party is in compliance with all Governmental Requirements applicable to it or its Property and all material agreements and other instruments binding upon it or its Property, and possesses all licenses, permits, franchises, exemptions, approvals and other governmental authorizations necessary for the ownership of its Property and the conduct of its business, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
(b)    No Default or Borrowing Base Deficiency has occurred and is continuing.
Section 7.08    Investment Company Act. None of the Restricted Parties is an “investment company” or a company “controlled” by an “investment company,” within the meaning of, or subject to regulation under, the Investment Company Act of 1940, as amended.
Section 7.09    Taxes. Each Restricted Party has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Restricted Party has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. The charges, accruals and reserves on the books of the Restricted Parties in respect of Taxes and other governmental charges are, in the reasonable opinion of the Parent Group, adequate.
Section 7.10    ERISA.
(a)    Except as would not reasonably be expected, individually or in the aggregate, to result in a material liability to the Borrower or any of its Subsidiaries; (i) no ERISA Event has occurred or is reasonably expected to occur; (ii) the Borrower, the Subsidiaries and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan; and (iii) each Plan is, and has been, maintained in substantial compliance with its terms, ERISA and, where applicable, the Code.
(b)    None of the Borrower, its Subsidiaries or any ERISA Affiliates are required to contribute to, or have any other direct or contingent liability in respect of, any Multiemployer Plan that, when taken together with all other such contribution obligations and liabilities to any other Multiemployer Plan, would reasonably be expected to result in a material liability to the Borrower or any of its Subsidiaries. None of the Borrower, its Subsidiaries or any ERISA Affiliate has (i) failed to make any contribution or payment to any Plan or Multiemployer Plan, or made any amendment to any Plan that has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code, or (ii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under section 4007 of ERISA that are not past due that, in either case of clause (i) or (ii), would reasonably be expected to result in a material liability to the Borrower or any of its Subsidiaries. The present value of all accrued benefits under each Plan that is subject to Title IV of ERISA (based on those assumptions used to fund such Plan) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount.
(c)    None of the Borrower or the Subsidiaries, nor any ERISA Affiliate, sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(1) of ERISA, that provides benefits to former employees of such entities, other than continuation coverage under Section 4980B of the Code, that may not be terminated by the applicable plan sponsor in its sole discretion at any time without any material liability, other than the payment of claims incurred as of the date of such termination pursuant to the terms of such plan and the requirements of applicable law.
(d)    None of the Borrower or its Subsidiaries sponsors, maintains or contributes to any employee pension plan, as defined in section 3(2) of ERISA, that is subject to Title IV of ERISA, section 302 of ERISA or section 412 of the Code.
(e)    Except as would not reasonably be expected, individually or in the aggregate, to result in a material liability to the Borrower or any of its Subsidiaries; (i) no Canadian Pension Plan Termination Event has occurred or is reasonably expected to occur; (ii) the Borrower and its Subsidiaries have complied in all material respects with all applicable laws, including Canadian Pension Legislation, in respect of each Canadian Pension Plan; and (iii) each Canadian Pension Plan is, and has been, maintained in substantial compliance with its terms and all applicable laws, including Canadian Pension Legislation.
(f)    No Canadian Pension Plan is a Canadian Defined Benefit Pension Plan.
(g)    None of the Borrower or any of its Subsidiaries has failed to make any contribution or payment to any Canadian Pension Plan, or made any amendment to any Canadian Pension Plan, that has resulted or could result in the imposition of a Lien (other than other than any Lien arising in respect of contributions that are not yet due).
Section 7.11    Disclosure; No Material Misstatements. The Parent Group has disclosed to the Administrative Agent all matters, except for matters that could reasonably be expected to be known already by the Lenders, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the other written reports, financial statements, certificates or other written information, taken as a whole, furnished by or on behalf of any Restricted Party to the Administrative Agent or any Lender or any of their Affiliates in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished) (other than information of a general industry nature or constituting projections, projected financial information, forward-looking information or prospect information) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projections, projected financial information, forward-looking information or information regarding future prospects, the Parent Group represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. There are no statements or conclusions in any Reserve Report which are based upon or include materially misleading information of a material fact or fail to take into account known material information regarding the matters reported therein, it being understood that projections concerning volumes attributable to the Oil and Gas Properties and production and cost estimates contained in each Reserve Report are necessarily based upon professional opinions, estimates and projections and that the Restricted Parties do not warrant that such opinions, estimates and projections will ultimately prove to have been accurate.

Section 7.12    Insurance. The Parent Group has, and have caused all of their respective Restricted Subsidiaries to have, (a) all insurance policies sufficient for the compliance by each of them with all material Governmental Requirements and all material agreements and (b) insurance coverage in at least amounts and against such risks as are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of the Parent Group and their respective Restricted Subsidiaries.
Section 7.13    Restriction on Liens. None of the Restricted Parties is a party to any material agreement or arrangement, or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to the Administrative Agent for the benefit of the Secured Parties on or in respect of their Properties constituting Collateral to secure the Indebtedness and the Loan Documents, other than as permitted under Section 9.16.
Section 7.14    Subsidiaries. Except as set forth on Schedule 7.14, as of the Fifth Amendment Effective Date, the Parent has no Subsidiaries. The Parent has no Foreign Subsidiaries (other than the Specified Canadian Subsidiaries). As of the Fifth Amendment Effective Date, Schedule 7.14 identifies each Subsidiary as either “Restricted” or “Unrestricted”, and each Restricted Subsidiary on such schedule is a Wholly-Owned Subsidiary.
Section 7.15    Location of Business and Offices. As of the Effective Date, the Borrower’s jurisdiction of organization is the State of Delaware; the name of the Borrower as listed in the public records of its jurisdiction of organization is “Oasis Petroleum North America LLC”; and the organizational identification number of the Borrower in its jurisdiction of organization is 4354265. As of the Effective Date, the Borrower’s principal place of business and chief executive offices are located at the address specified in Section 12.01. As of the Effective Date, the jurisdiction of organization of Chord LLC is the State of Delaware; the name of Chord LLC as listed in the public records of its jurisdiction of organization is “Oasis Petroleum LLC”, and the organizational identification number of Chord LLC in its jurisdiction of organization is 4307625. As of the Effective Date, the principal place of business and chief executive offices of Chord LLC are located at the address specified in Section 12.01. As of the Effective Date, the jurisdiction of organization of the Parent is the State of Delaware; the name of the Parent as listed in the public records of its jurisdiction of organization is “Chord Energy Corporation”, and the organizational identification number of the Parent in its jurisdiction of organization is 4793429. As of the Effective Date, the principal place of business and chief executive offices of the Parent are located at the address specified in Section 12.01. As of the Effective Date, each other Guarantor’s jurisdiction of organization, name as listed in the public records of its jurisdiction of organization, organizational identification number in its jurisdiction of organization, and the location of its principal place of business and chief executive office is stated on Schedule 7.14.
Section 7.16    Properties; Titles, Etc.
(a)    Except as set forth in Schedule 7.16, each of the Borrower and the Restricted Subsidiaries has good and defensible title to the Borrowing Base Properties (except for those Oil and Gas Properties that have been Disposed of since the date of the most recently delivered Reserve Report in accordance with this Agreement or leases which have expired in accordance with their terms) and good title to all its material personal Properties, in each case, free and clear of all Liens except Liens permitted by Section 9.03. After giving full effect to the Excepted Liens, the Borrower or the Restricted Subsidiary specified as the owner in the most recently delivered Reserve Report owns the net interests in production attributable to the

Hydrocarbon Interests as reflected therein, other than reductions in such interests resulting from any actions permitted under Section 9.12 or from the election of the Borrower to not participate in any operation in respect of an Oil and Gas Property, and the ownership of such Properties shall not in any material respect obligate the Borrower or such Restricted Subsidiary to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount in excess of the working interest of such Property set forth in the most recently delivered Reserve Report that is not offset by a corresponding proportionate increase in the Borrower’s or such Restricted Subsidiary’s net revenue interest in such Property, other than excesses (A) relating to customary provisions of operating agreements requiring parties thereto to pay to the operator the share of costs of a defaulting party, (B) resulting from the acquisition of the interest of any non-participating parties pursuant to customary provisions of joint operating agreements or (C) resulting from interests acquired pursuant to compulsory pooling statutes.
(b)    All material leases and agreements necessary for the conduct of the business of the Borrower and the Restricted Subsidiaries are valid and subsisting, in full force and effect, and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, in each case, except as could not be reasonably expected to have a Material Adverse Effect.
(c)    The rights and Properties presently owned, leased or licensed by the Borrower and the Restricted Subsidiaries including all easements and rights of way, include all rights and Properties necessary to permit the Borrower and the Restricted Subsidiaries to conduct their business in all material respects in the same manner as its business has been conducted prior to the date hereof.
(d)    All of the Properties of the Borrower and the Restricted Subsidiaries which are reasonably necessary for the operation of their businesses are in good working condition and are maintained in accordance with prudent business standards, ordinary wear and tear excepted, except as could not reasonably be expected to have a Material Adverse Effect.
(e)    The Borrower and each Restricted Subsidiary owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual Property material to its business, and the use thereof by the Borrower and such Restricted Subsidiary does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Borrower and the Restricted Subsidiaries either own or have valid licenses or other rights to use all databases, geological data, geophysical data, engineering data, seismic data, maps, interpretations and other technical information used in their businesses as presently conducted, subject to the limitations contained in the agreements governing the use of the same, which limitations are customary for companies engaged in the business of the exploration and production of Hydrocarbons, with such exceptions as could not reasonably be expected to have a Material Adverse Effect.
Section 7.17    Maintenance of Properties. Except for such acts or failures to act as could not be reasonably expected to have a Material Adverse Effect, the Oil and Gas Properties (and

Properties unitized therewith) of the Borrower and the Restricted Subsidiaries have been maintained, operated and developed in a good and workmanlike manner and in conformity with all Governmental Requirements and the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries. Specifically in connection with the foregoing, except for those as could not be reasonably expected to have a Material Adverse Effect, (a) no Oil and Gas Property of the Borrower or any Restricted Subsidiary is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) and (b) none of the wells comprising a part of the Oil and Gas Properties (or Properties unitized therewith) of the Borrower or any Restricted Subsidiary is deviated from the vertical more than the maximum permitted by Governmental Requirements, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, the Oil and Gas Properties (or in the case of wells located on Properties unitized therewith, such unitized Properties) of the Borrower or such Restricted Subsidiary.
Section 7.18    Gas Imbalances, Prepayments. As of the Effective Date and as of the date of each certificate required to be delivered pursuant to Section 8.11(c), except as set forth on Schedule 7.18 or on the most recent certificate delivered pursuant to Section 8.11(c), on a net basis there are no gas imbalances, take or pay or other prepayments which would require the Borrower or any of the Restricted Subsidiaries to deliver Hydrocarbons produced from the Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor other than gas imbalances, take or pay or other prepayments incurred in the ordinary course of business and which gas imbalances, take or pay or other prepayments and balancing rights, in the aggregate, do not result in the Borrower or any of the Restricted Subsidiaries having net aggregate liability at any time in excess of an amount equal to 1.00% of the aggregate annual production of gas from the Oil and Gas Properties of the Borrower and its Restricted Subsidiaries during the most recent calendar year (on an mcf basis).
Section 7.19    Marketing of Production. As of the Effective Date and as of the date of each certificate required to be delivered pursuant to Section 8.11(c), except for contracts listed on Schedule 7.19 or in such certificate, as applicable, or otherwise either disclosed in writing to the Administrative Agent or included in the most recently delivered Reserve Report (with respect to all of which contracts the Borrower represents that it or the Restricted Subsidiaries are receiving a price for all production sold thereunder which is computed substantially in accordance with the terms of the relevant contract and are not having deliveries curtailed substantially below the subject Property’s delivery capacity), no material agreements exist which are not cancelable on sixty (60) days’ notice or less without penalty or detriment for the sale of production from the Borrower’s or the Restricted Subsidiaries’ Hydrocarbons (including, without limitation, calls on or other rights to purchase, production, whether or not the same are currently being exercised) that (a) pertain to the sale of production at a fixed price and (b) have a maturity or expiry date of longer than six (6) months from the date hereof.
Section 7.20    Swap Agreements and Qualified ECP Guarantor. As of the date hereof, and after the date hereof, as of the date of each report required to be delivered by the Borrower pursuant to Section 8.01(e), Schedule 7.20 or such report, as applicable, sets forth, a true and complete list of all Swap Agreements of the Borrower and each Restricted Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the estimated net mark-to-market value thereof, all credit support agreements relating thereto (including any margin required or supplied) (other than the Loan Documents) and, to the extent that the counterparty to such agreement is not a Lender or an Affiliate of a Lender, the counterparty to each such agreement. Each member of the Parent Group are each Qualified ECP Guarantors.
Section 7.21    Use of Loans and Letters of Credit. The proceeds of the Loans and the Letters of Credit shall be used, upon the Borrower’s election, to (a) fund payments, fees and expenses in connection with the Transactions and the other transactions contemplated by the Merger Agreement, (b) provide working capital for exploration and production operations, (c) provide funding for general corporate purposes (including, without limitation, for the Transactions and any other transaction expressly permitted hereunder) and (d) repay Swingline Loans. The Restricted Parties are not engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board), and no part of the proceeds of any Loan or Letter of Credit shall be used for any purpose which violates the provisions of Regulation T, U or X of the Board. Neither the Restricted Parties, nor any of their directors, officers, employees or agents shall use, directly or indirectly, any part of the proceeds of any Loan or Letter of Credit for any purpose which violates any Anti-Corruption Laws, Anti-Money Laundering Laws or applicable Sanctions.
Section 7.22    Solvency. After giving effect to the transactions contemplated hereby and on the occasion of any Borrowing (including the initial funding) and of the issuance, increase, renewal or extension of any Letter of Credit, the Restricted Parties, taken as a whole, are Solvent.
Section 7.23    Anti-Corruption Laws. None of the members of the Parent Group nor any of their respective Subsidiaries, nor, to their knowledge, any director, officer, agent, employee or Affiliate of any member of the Parent Group or any of its respective Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a material violation by such Persons of any Anti-Corruption Laws, including without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of any Anti-Corruption Law; and, the Parent Group, and their respective Subsidiaries and, to their knowledge, each of their respective Affiliates have conducted their business in material compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance by the Parent Group and their Subsidiaries and their directors, officers, agents, employees and Controlled Affiliates, with the FCPA.
Section 7.24    Sanctions. None of the members of the Parent Group nor any of their respective Subsidiaries, nor, to knowledge of the Parent Group, any director, officer, agent, employee or any Affiliate of the Parent Group or any of its respective Subsidiaries is a Sanctioned Person, and the Parent Group will not directly or indirectly use the proceeds from the Loans or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, for the purpose of financing the activities of any Person currently subject to any applicable Sanctions.

Section 7.25    Affected Financial Institutions. No Credit Party is an Affected Financial Institution.
Section 7.26    Beneficial Ownership Certification. As of the Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.
ARTICLE VIII
AFFIRMATIVE COVENANTS
Until Payment in Full has occurred, each member of the Parent Group covenants and agrees with the Lenders that:
Section 8.01    Financial Statements; Other Information. The Parent Group will furnish to the Administrative Agent, for distribution to each Lender:
(a)    Annual Financial Statements. In accordance with then applicable law and not later than ninety (90) days after the end of each fiscal year of the Parent, its audited consolidated balance sheet and related statements of operations, members’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit, other than solely with respect to, or resulting from (i) the earliest Maturity Date occurring within one year from the time such opinion is delivered or (ii) any potential inability to satisfy any financial maintenance covenant on a future date or in a future period) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Parent and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.
(b)    Quarterly Financial Statements. In accordance with then applicable law and not later than sixty (60) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Parent, its consolidated balance sheet and related statements of operations, members’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Parent and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.
(c)    Certificate of Financial Officer – Compliance. Concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), a certificate of a Financial Officer in substantially the form of Exhibit D hereto (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 9.01, (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 7.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate, (iv) setting forth any update to Schedule 7.14 that would be necessary to the extent the representations under Section 7.14 and Section 7.15 hereof and Section 4.05(a) of the Guaranty and Security Agreement were made as of such date (which updates shall be a supplement to Schedule 7.14) and (v) (A) specifying the identity of each Excluded Subsidiary and each Material Subsidiary as of the end of such fiscal quarter or fiscal year, as applicable (and including reasonable detail, in form and substance satisfactory to the Administrative Agent, with respect thereto) and (B) if necessary, designating sufficient additional Subsidiaries as Material Subsidiaries so as to comply with the definition of “Material Subsidiary”.
(d)    Certificate of Financial Officer – Consolidating Information. At any time that all of the Consolidated Subsidiaries of the Parent are not Consolidated Restricted Subsidiaries, then concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), a certificate of a Financial Officer setting forth consolidating spreadsheets that show all Consolidated Unrestricted Subsidiaries and the eliminating entries, in each case, in such form as would be presentable to the auditors of the Parent.
(e)    Certificate of Financial Officer – Swap Agreements. Concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), a certificate of a Financial Officer, in form and substance reasonably satisfactory to the Administrative Agent, setting forth as of the last Business Day of such quarter, a true and complete list of all Swap Agreements of the Borrower and each Restricted Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the estimated net mark-to-market value therefor, any new credit support agreements relating thereto not listed on Schedule 7.20 (other than the Loan Documents), any margin required or supplied under any credit support document, and the counterparty to each such agreement.
(f)    Certificate of Insurer – Insurance Coverage. Concurrently with any delivery of financial statements under Section 8.01(a), a certificate of insurance coverage from each insurer with respect to the insurance required by Section 8.06, in substance reasonably satisfactory to the Administrative Agent and, if requested by the Administrative Agent or any Lender, all copies of the applicable policies.
(g)    Other Accounting Reports. Promptly upon receipt thereof, a copy of each other material report or letter submitted to any Restricted Party by independent accountants in connection with any annual, interim or special audit made by them of the books of such Restricted Party, and a copy of any response by any such Restricted Party, or the board of directors or other appropriate governing body of any such Restricted Party, to such material letter or report.
(h)    SEC and Other Filings; Reports to Shareholders. Promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Restricted Party with the SEC, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be.

(i)    Notices Under Material Instruments. Promptly after the furnishing thereof, copies of any financial statement, material report or material notice furnished to or by any Person pursuant to the terms of any preferred stock designation, indenture, loan or credit or other similar agreement with respect to Material Indebtedness, other than any Loan Document and not otherwise required to be furnished to the Lenders pursuant to any other provision of this Agreement.
(j)    Notice of Sales of Oil and Gas Properties, Liquidation of Commodity Swap Agreements or Casualty Events. Prior to the Disposition of any Oil and Gas Properties (or promptly following any Casualty Events with respect thereto), Liquidation of any Swap Agreements in respect of commodities or Disposition of any Equity Interests in any Restricted Subsidiary owning Oil and Gas Properties constituting Proved Reserves pursuant to Section 9.12(d), in which such single Disposition or Liquidation or series of Dispositions or Liquidations pursuant to such provisions as of such date, since the later of the last Redetermination Date and the last date on which the Borrowing Base was adjusted pursuant to such provisions, exceeds 5.0% of the then-effective Borrowing Base, written notice of such disposition, the anticipated price thereof and the anticipated date of closing and any other details thereof reasonably requested by the Administrative Agent or any Lender.
(k)    Notice of Sales of Crestwood Common Units. Promptly after the Disposition of any Crestwood Common Units pursuant to Section 9.12(j), written notice of such disposition, the price thereof and the date of closing and any other details thereof reasonably requested by the Administrative Agent or any Lender.
(l)    Information Regarding Borrower and Guarantors. Prompt written notice of (and in any event at least thirty (30) days after the occurrence thereof) any change (i) in the Borrower’s or any Guarantor’s corporate name, (ii) in the location of the Borrower’s or any Guarantor’s chief executive office or principal place of business, (iii) in the Borrower’s or any Guarantor’s corporate structure or in the jurisdiction in which such Person is incorporated or formed, and (iv) in the Borrower’s or any Guarantor’s federal taxpayer identification number.
(m)    Production Report and Lease Operating Statements. Within sixty (60) days after the end of each of the first three fiscal quarters for each calendar month during the then-current fiscal year to date, and within ninety (90) days after the end of the fiscal year (or in each case, such later date as the Administrative Agent may agree in its sole discretion), a report setting forth the volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales) for each such calendar month during such period from the Oil and Gas Properties described therein.
(n)    Notice of Certain Changes. Promptly after the execution thereof, copies of any amendment, modification or supplement to the certificate or articles of incorporation, by-laws or any other organic document of any Restricted Party, or any amendment, modification or supplement to any material Permitted Secured Loan Documents, if any.
(o)    Other Requested Information. Promptly following any reasonable request therefor, (i) such other information regarding the operations, business affairs and financial condition of the Parent Group or any Restricted Subsidiary (including, without limitation, (A) any Plan, and any reports or other information required to be filed with respect thereto under the Code or under ERISA, and any Multiemployer Plan and (B) any Canadian Pension Plan, and any reports or other information required to be filed with respect thereto under Canadian Pension Legislation), or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent or any Lender may reasonably request, (ii) information and documentation requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” rules and regulations or any Anti-Money Laundering Laws and (iii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and any Lender has requested a Beneficial Ownership Certification in a written notice to the Borrower, a Beneficial Ownership Certification.
(p)    Issuance of Senior Notes, Permitted Secured Term Debt and Permitted Refinancing Debt. In the event the Parent, the Borrower and/or Finance Co decides to issue or incur any Permitted Debt as contemplated by Section 9.02(i) or Section 9.02(i) (or any Permitted Refinancing Debt in respect of any Permitted Debt) three (3) Business Days prior written notice of such offering therefor or the incurrence thereof, which shall include the expected amount thereof and the anticipated date of closing and a copy of the preliminary offering memorandum (if any) and the final offering memorandum (if any) and any other material documents relating to such offering or incurrence of Permitted Debt and whether such issuance or incurrence of Debt is intended to Redeem any other Permitted Debt (but with respect to any fees of the agents or arrangers thereunder, to the extent permitted by, and subject to, the confidentiality provisions thereof).
(q)    Changes in Index Debt Ratings. During any Investment Grade Period, promptly after any of Moody’s, S&P or Fitch shall have announced a change in the rating established or deemed to have been established for the Index Debt, written notice of such rating change (but in no event later than five (5) Business Days after notice of such rating change).
Documents required to be delivered pursuant to Section 8.01(a), (b), (g) or (h) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Parent or the Borrower posts such documents, or provides a link thereto on the Parent’s or the Borrower’s public website; or (ii) on which such documents are posted on the Parent’s or the Borrower’s behalf on an Internet or intranet website (including the SEC’s EDGAR website), if any, to which each Lender and the Administrative Agent have been provided access (whether a commercial, third-party website or whether sponsored by the Administrative Agent).
The Administrative Agent may make available to the Lenders materials and/or information provided by or on behalf of the Parent Group hereunder (collectively, “Company Materials”) by posting the Company Materials on an Approved Electronic Platform. Each member of the Parent Group hereby acknowledges that certain of the Lenders may from time to time elect to be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”) and the Borrower hereby agrees that (w) all Company Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, (x) by marking Company Materials “PUBLIC,” each member of the Parent Group shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Company Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to each member of the Parent Group or their respective securities for purposes of United States Federal and state securities laws, (y) all Company Materials marked “PUBLIC” are permitted to be made available through a portion of the Approved Electronic Platform designated “Public Investor” and (z) the Administrative Agent shall be entitled to treat Company Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Approved Electronic Platform not designated “Public Investor.”
Section 8.02    Notices of Material Events. The Parent Group will furnish to the Administrative Agent (for distribution to each Lender) prompt written notice of the following:
(a)    the occurrence of any Default;
(b)    the filing or commencement of, or the threat in writing of, any action, suit, proceeding, investigation or arbitration by or before any arbitrator or Governmental Authority against or affecting the Parent Group or any Restricted Subsidiary not previously disclosed in writing to the Lenders or any material adverse development in any action, suit, proceeding, investigation or arbitration (whether or not previously disclosed to the Lenders) that, in either case, could reasonably be expected to result in a Material Adverse Effect; and
(c)    any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.
Each notice delivered under this Section 8.02 shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.
Section 8.03    Existence; Conduct of Business. The Parent Group will, and will cause each Restricted Subsidiary to, do or cause to be done all things necessary to (a) preserve, renew and keep in full force and effect (i) its legal existence and (ii) the rights, licenses, permits, privileges and franchises material to the conduct of its business and (b) maintain, if necessary, its qualification to do business in each other jurisdiction in which its Oil and Gas Properties are located or the ownership of its Properties requires such qualification, except, in the case of this clause (b), where the failure to do so could not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 9.11 or any Disposition permitted under Section 9.12.
Section 8.04    Payment of Taxes. The Parent Group will, and will cause each Restricted Subsidiary to, pay its Tax liabilities before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings and the Parent Group or such Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (b) the failure to make payment could not reasonably be expected to result in a Material Adverse Effect or result in the seizure or levy of any material Property of any Restricted Party.
Section 8.05    Operation and Maintenance of Properties. The Borrower, at its own expense, will, and will cause each Restricted Subsidiary to:
(a)    operate its Oil and Gas Properties and other material Properties or cause such Oil and Gas Properties and other material Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all Governmental Requirements, including, without limitation, applicable proration requirements and Environmental Laws, and all applicable laws, rules and regulations of every other Governmental Authority from time to time constituted to regulate the development and operation of its Oil and Gas Properties and the production and sale of Hydrocarbons and other minerals therefrom, except, in each case, where the failure to comply could not reasonably be expected to have a Material Adverse Effect;
(b)    keep and maintain all Property material to the conduct of its business in good working order and condition (ordinary wear and tear excepted), and preserve, maintain and keep in good repair, working order and efficiency (ordinary wear and tear excepted) all of its Oil and Gas Properties and other Properties, including, without limitation, all equipment, machinery and facilities, except, in each case, where the failure to comply could not reasonably be expected to have a Material Adverse Effect;
(c)    promptly pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and indebtedness accruing under the leases or other agreements affecting or pertaining to its Oil and Gas Properties and do all other things necessary to keep unimpaired their rights with respect thereto and prevent any forfeiture thereof or default thereunder, except, in each case, where the failure to do so could not reasonably be expected to have a Material Adverse Effect;
(d)    promptly perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other material Properties, except, in each case, where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and
(e)    operate its Oil and Gas Properties and other Properties or cause or make reasonable and customary efforts to cause such Oil and Gas Properties and other Properties to be operated in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all Governmental Requirements except, in each case, where the failure to comply could not reasonably be expected to have a Material Adverse Effect.
To the extent the Borrower is not the operator of any Property, the Borrower shall use commercially reasonable efforts to cause the operator to comply with this Section 8.05, but the failure of the operator to so comply will not, in and of itself, constitute a Default or an Event of Default hereunder.

Section 8.06    Insurance. The Parent Group will, and will cause each of their respective Restricted Subsidiaries to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. Commencing on the date specified on Schedule 8.18, the loss payable clauses or provisions in said insurance policy or policies insuring any of the collateral for the Loans shall be endorsed in favor of and made payable to the Administrative Agent as its interests may appear and such policies shall name the Administrative Agent and the Lenders as “additional insureds” and, during a Borrowing Base Period, the Administrative Agent as “lender loss payee” and provide that the insurer will endeavor to give at least thirty (30) days prior notice of any cancellation to the Administrative Agent. Each time a Borrowing Base Period commences after the Effective Date, Parent and the Borrower will, and will cause each other Restricted Subsidiary, to comply with the requirements of this Section 8.06 that apply during a Borrowing Base Period within 90 days (or such longer time as the Administrative Agent may agree in its sole discretion) following the commencement of such Borrowing Base Period.
Section 8.07    Books and Records; Inspection Rights. The Parent Group will, and will cause each Restricted Subsidiary to, keep proper books of record and account in which full, true and correct entries in conformity with GAAP are made of all dealings and transactions in relation to its business and activities to the extent required by GAAP. The Parent Group will, and will cause each Restricted Subsidiary to, permit any representatives designated by the Administrative Agent or the Majority Lenders, upon reasonable prior notice, to visit and inspect its Properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants (subject to such accountants’ policies and procedures), all at reasonable times and intervals during normal business hours; provided that, unless an Event of Default then exists, (a) only the Administrative Agent on behalf of the Majority Lenders may exercise the rights under this Section 8.07 and (b) such rights may not be exercised more than three times per year and only one such visit will be at the Borrower’s expense.
Section 8.08    Compliance with Laws. The Parent Group will, and will cause each Restricted Subsidiary to, comply with all (i) Governmental Requirements (other than Anti-Corruption Laws, Anti-Money Laundering Laws or applicable Sanctions) applicable to it or its Property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect and (ii) Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions in all material respects.
Section 8.09    Environmental Matters.
(a)    the Parent Group shall at their sole expense: (i) comply, and shall cause each Subsidiary to comply, with all applicable Environmental Laws, the breach of which could be reasonably expected to have a Material Adverse Effect; (ii) not dispose of or otherwise Release, and shall cause each Subsidiary not to dispose of or otherwise Release, any Hazardous Material, or solid waste on, under, about or from any of the Borrower’s or its Subsidiaries’ Properties or any other Property to the extent caused by the Borrower’s or any of its Subsidiaries’ operations except in compliance with applicable Environmental Laws, the disposal or Release of which could reasonably be expected to have a Material Adverse Effect; (iii) timely obtain or file, and shall cause each Subsidiary to timely obtain or file, all notices, and Environmental Permits, if any, required under applicable Environmental Laws to be obtained or filed in connection with the operation or use of the Borrower’s or the Subsidiaries’ Properties, which failure to obtain or file could reasonably be expected to have a Material Adverse Effect; and (iv) promptly commence and diligently prosecute to completion, and shall cause each Subsidiary to promptly commence and diligently prosecute to completion, any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the “Remedial Work”) in the event any Remedial Work is required of the Parent Group or any Subsidiary under applicable Environmental Laws because of or in connection with the actual or suspected past, present or future disposal or other Release of any Hazardous Material on, under, about or from any of the Borrower’s or the Subsidiaries’ Properties, which failure to commence and diligently prosecute to completion could reasonably be expected to have a Material Adverse Effect.
(b)    The Parent Group will promptly notify the Administrative Agent and the Lenders in writing of any threatened action, investigation or inquiry by any Governmental Authority or any threatened demand or lawsuit by any landowner or other third party against the Borrower or the Subsidiaries or their respective Properties of which the Borrower has knowledge in connection with any Environmental Laws (excluding routine testing and corrective action) if the Borrower reasonably anticipates that such action will result in liability (whether individually or in the aggregate) in excess of $75,000,000 not fully covered by insurance, subject to normal deductibles.
Section 8.10    Further Assurances.
(a)    The Parent Group at their sole expense will, and will cause each Restricted Subsidiary to, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to comply with, cure any defects or accomplish the conditions precedent, covenants and agreements of the Parent Group or any Restricted Subsidiary, as the case may be, in the Loan Documents, including the Notes, or, during a Borrowing Base Period, to further evidence and more fully describe the collateral intended as security for the Indebtedness, or to correct any omissions in this Agreement or the Security Instruments, or to state more fully the obligations secured therein, or, during a Borrowing Base Period, to perfect, protect or preserve any Liens created pursuant to this Agreement or any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as the Administrative Agent reasonably deems necessary or appropriate in connection therewith.
(b)    Each member of the Parent Group hereby authorizes the Administrative Agent to file, at any time during a Borrowing Base Period, one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Borrower or any other Guarantor where permitted by law. A carbon, photographic or other reproduction of the Security Instruments or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each member of the Parent Group acknowledges and agrees that any such financing statement may describe the collateral as “all assets” of the applicable Credit Party or words of similar effect as may be required by the Administrative Agent.

Section 8.11    Reserve Reports.
(a)    On or before March 1st and September 1st of each year, commencing September 1, 2022, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report evaluating the Oil and Gas Properties of the Credit Parties as of the immediately preceding January 1 or July 1, respectively. The Reserve Report as of January 1 of each year shall be comprised of (i) a report prepared by one or more Approved Petroleum Engineers with regards to not less than 85% of the total value of the Proved Reserves of the Credit Parties and (ii) a report on the remainder of the Oil and Gas Properties of the Credit Parties prepared by or under the supervision of the chief engineer of the Borrower who shall certify that such portion of such Reserve Report (x) is true and correct in all material respects, and (y) has been prepared in accordance with the procedures used to prepare the portion of such Reserve Report that was prepared by one or more Approved Petroleum Engineers. The July 1 Reserve Report of each year shall be prepared by or under the supervision of the chief engineer of the Borrower who shall certify each such Reserve Report (A) to be true and accurate in all material respects and (B) to have been prepared in accordance with the procedures used in the immediately preceding January 1 Reserve Report (or the Initial Reserve Reports, in the case of the first Reserve Report delivered hereunder). For purposes of this Section 8.11(a), with respect to any Reserve Report (or portion thereof) prepared by or under the supervision of the chief engineer of the Borrower, it is understood that projections concerning volumes attributable to the Oil and Gas Properties and production and cost estimates contained in each Reserve Report are necessarily based upon professional opinions, estimates and projections and that none of the members of the Parent Group, the Restricted Subsidiaries or such Responsible Officer warrants that such opinions, estimates and projections will ultimately prove to have been accurate.
(b)    In the event of an Interim Redetermination, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate in all material respects, it being understood that projections concerning volumes attributable to the Oil and Gas Properties and production and cost estimates contained in each Reserve Report are necessarily based upon professional opinions, estimates and projections and that none of the members of the Parent Group, the Restricted Subsidiaries or such Responsible Officer warrants that such opinions, estimates and projections will ultimately prove to have been accurate, and to have been prepared in accordance with the procedures used in the immediately preceding January 1 Reserve Report. For any Interim Redetermination requested by the Administrative Agent or the Borrower pursuant to Section 2.07(b), the Borrower shall provide such Reserve Report with an “as of” date as required by the Administrative Agent as soon as possible, but in any event no later than thirty (30) days following the receipt of such request or the commencement of a Borrowing Base Period, as applicable.
(c)    No later than (x) March 15 in the case of a Reserve Report required to be delivered on or prior to March 1, (y) September 15 in the case of a Reserve Report required to be delivered on or prior to September 1 and (z) fifteen (15) days after any Reserve Report is delivered pursuant to Section 8.11(b), the Borrower shall provide to the Administrative Agent and the Lenders a certificate from a Responsible Officer certifying that: (i) the information contained in the Reserve Report and any other information delivered in connection therewith is true and correct in all material respects, it being understood that projections concerning volumes attributable to the Oil and Gas Properties and production and cost estimates contained in each Reserve Report are necessarily based upon professional opinions, estimates and projections and that none of the member of the Parent Group, the Subsidiaries or such Responsible Officer warrants that such opinions, estimates and projections will ultimately prove to have been accurate, (ii) the Borrower or the Restricted Subsidiaries owns good and defensible title to the Oil and Gas Properties evaluated in such Reserve Report and such Properties are free of all Liens except for Liens permitted by Section 9.03, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments in excess of the volume specified in Section 7.18 with respect to its Oil and Gas Properties evaluated in such Reserve Report which would require the Borrower or any Restricted Subsidiary to deliver Hydrocarbons either generally or produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor, (iv) none of their Oil and Gas Properties (as defined in subsections (a), (b), (c), (d) and (e) of the definition thereof) have been sold pursuant to Section 9.12(d) since the date of the last Borrowing Base determination except as set forth on an exhibit to the certificate, which certificate shall list all of its Oil and Gas Properties (as defined in subsections (a), (b), (c), (d) and (e) of the definition thereof) sold pursuant to Section 9.12(d) and in such detail as reasonably required by the Administrative Agent; provided that, this clause (iv) shall not apply to the sale of oil that would not otherwise be included in such certificate but for the fact that it has been stored in tanks in the ordinary course of business for a short period of time pending collection and sale, (v) attached to the certificate is a list of all marketing agreements entered into subsequent to the later of the date hereof or the most recently delivered Reserve Report which the Borrower could reasonably be expected to have been obligated to list on Schedule 7.19 had such agreement been in effect on the Effective Date and (vi) if during a Borrowing Base Period, attached thereto is a schedule of the Oil and Gas Properties evaluated by such Reserve Report that are Mortgaged Properties and demonstrating the percentage of the total value of Proved Reserves that such Mortgaged Properties represent in compliance with Section 8.13(a).
Section 8.12    Title Information.
(a)    At any time during a Borrowing Base Period, on or before the delivery to the Administrative Agent and the Lenders of each Reserve Report required by Section 8.11(a) (or such later date as the Administrative Agent may agree in its sole discretion), the Borrower will deliver title information in form and substance reasonably acceptable to the Administrative Agent covering enough of the Oil and Gas Properties evaluated by such Reserve Report, so that the Administrative Agent shall have received together with title information previously delivered to the Administrative Agent, reasonably satisfactory title information that satisfies the Title Coverage Requirement.
(b)    If the Borrower has provided title information for additional Properties under Section 8.12(a), the Borrower shall, within sixty (60) days of notice from the Administrative Agent (or within 90 days of such notice, with the consent of the Administrative Agent, which consent shall not be unreasonably withheld) that title defects or exceptions exist with respect to such additional Properties, either (i) cure any such title defects or exceptions (including defects or exceptions as to priority) which are not permitted by Section 9.03 raised by such information, (ii) substitute acceptable Mortgaged Properties with no title defects or exceptions except for Excepted Liens (other than Excepted Liens described in clauses (e), (g) and (h) of such definition) having an equivalent value or (iii) deliver title information in form and substance reasonably acceptable to the Administrative Agent so that the Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, reasonably satisfactory title information that satisfies the Title Coverage Requirement.
(c)    If the Borrower is unable to cure any title defect requested by the Administrative Agent or the Lenders to be cured within the sixty (60) day period (or 90-day period, if applicable) or the Borrower does not comply with the requirements to provide reasonably acceptable title information that satisfies the Title Coverage Requirement, such default shall not be a Default, but instead the Administrative Agent and/or the Required Lenders shall have the right, at any time during a Borrowing Base Period, to exercise the following remedy in their sole discretion from time to time, and any failure to so exercise this remedy at any time shall not be a waiver as to future exercise of the remedy by the Administrative Agent or the Lenders. To the extent that the Administrative Agent or the Required Lenders are not reasonably satisfied with title to any Mortgaged Property after the sixty (60) day period (or 90-day period, if applicable) has elapsed, such unacceptable Mortgaged Property shall not count towards the Title Coverage Requirement, and the Administrative Agent may send a notice to the Borrower and the Lenders that the then outstanding Borrowing Base shall be reduced by an amount as determined by the Required Lenders to cause the Borrower to be in compliance with the Title Coverage Requirement. This new Borrowing Base shall become effective immediately after receipt of such notice.
(d)    Notwithstanding anything herein to the contrary, each time a Borrowing Base Period commences after the Fifth Amendment Effective Date, Parent and the Borrower will, and will cause each other Restricted Subsidiary to deliver title information in form and substance reasonably acceptable to the Administrative Agent covering enough of the Oil and Gas Properties to satisfy the Title Coverage Requirement and the other requirements of this Section 8.12 that apply during a Borrowing Base Period within 120 days (or such longer time as the Administrative Agent may agree in its sole discretion) following the commencement of such Borrowing Base Period.
Section 8.13    Additional Collateral; Additional Guarantors.
(a)    In connection with each redetermination of the Borrowing Base during a Borrowing Base Period, the Borrower shall review the applicable Reserve Report and the list of current Mortgaged Properties (as described in Section 8.11(c)(vi)) to ascertain whether the total value of the Mortgaged Properties satisfies the Mortgage Coverage Requirement after giving effect to exploration and production activities, acquisitions, dispositions and production. In the event that, during a Borrowing Base Period, the total value of the Mortgaged Properties does not satisfy the Mortgage Coverage Requirement, then the Borrower shall, and shall cause the Restricted Subsidiaries to, grant, within thirty (30) days of delivery of the certificate required under Section 8.11(c) (or such later date as the Administrative Agent may agree in its sole discretion), to the Administrative Agent as security for the Indebtedness a first-priority Lien interest (subject to Excepted Liens) on additional Oil and Gas Properties of the Credit Parties not already subject to a Lien of the Security Instruments such that after giving effect thereto, the total value of the Mortgaged Properties will satisfy the Mortgage Coverage Requirement. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Administrative Agent and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. In order to comply with the foregoing, if any Restricted Subsidiary places a Lien on its Oil and Gas Properties and such Restricted Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with Section 8.13(b).
(b)    In the event that (i) the Borrower or any other Credit Party creates or acquires any Subsidiary (in each case other than an Excluded Subsidiary), (ii) any Domestic Subsidiary incurs or guarantees any Debt, (iii) any Specified Canadian Subsidiary incurs or guarantees any Debt or (iv) any Excluded Subsidiary ceases to be an Excluded Subsidiary, the Parent Group shall promptly cause such Subsidiary to guarantee the Indebtedness pursuant to the Guaranty and Security Agreement and if applicable, the Canadian Guarantee and Security Agreement and solely during a Borrowing Base Period, in connection with any such guarantee, the Parent Group shall (A) cause such Domestic Subsidiary or Specified Canadian Subsidiary, as applicable, to execute and deliver, the Guaranty and Security Agreement and, in the case of any Specified Canadian Subsidiary, the Canadian Guarantee and Security Agreement (or in either case, supplements thereto or assumption agreements thereto or any replacement Security Instrument with respect to the collateral described in such Security Instruments that is entered into after the termination of an Investment Grade Period, as applicable) pursuant to which such Subsidiary shall, during a Borrowing Base Period, grant liens and security interests in its personal property that constitutes collateral, and the Intercompany Subordination Agreement or a supplement thereto, as applicable, (B) cause the Credit Party that owns Equity Interests in such Subsidiary to pledge all of the Equity Interests of such new Subsidiary pursuant to the Guaranty and Security Agreement and/or the Canadian Security Agreement, as applicable (including, without limitation, delivery (if applicable) of original certificates evidencing the Equity Interests of such Subsidiary, together with an appropriate undated stock powers for each certificate duly executed in blank by the registered owner thereof) and (C) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent. The Parent Group shall cause any Subsidiary (other than the Borrower) that guarantees the obligations with respect to any Senior Notes, Permitted Junior Lien Term Loan Debt, Permitted Pari Term Loan Debt or Permitted Refinancing Debt in respect thereof to contemporaneously become a Guarantor by executing and delivering to the Administrative Agent an assumption agreement with respect to the Guaranty and Security Agreement and/or the Canadian Guarantee and Security Agreement, as applicable.
(c)    Notwithstanding any provision in any of the Loan Documents to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulations) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulations) owned by any Credit Party included in the Mortgaged Property and no Building or Manufactured (Mobile) Home shall be encumbered by any Security Instrument; provided, that (i) the applicable Credit Party’s interests in all lands and Hydrocarbons situated under any such Building or

Manufactured (Mobile) Home shall be included in the Mortgaged Property and shall be encumbered by the Security Instruments and (ii) the Parent Group shall not, and shall not permit any of their respective Restricted Subsidiaries to, permit to exist any Lien on any Building or Manufactured (Mobile) Home except Excepted Liens.
(d)    Notwithstanding anything to the contrary in this Agreement, the Guaranty and Security Agreement, or any other Loan Document, (i) Property may be excluded from the Collateral for all purposes of the Loan Documents if the Administrative Agent has determined in its sole discretion (and has designated in writing) that such Property is immaterial for oil and gas mineral interest owners and the costs of obtaining such a security interest or perfection thereof are excessive in relation to the benefit of the Lenders of the security to be afforded thereby, (ii) the Administrative Agent may grant extensions of time or waivers of the requirements for the obtaining of title opinions or other title information, legal opinions, appraisals, flood insurance and surveys with respect to the particular assets where it reasonably determines, in consultation with the Borrower, that obtaining such items is not permitted by law or cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Loan Documents, (iii) Liens required to be granted from time to time pursuant to this Agreement, the Guaranty and Security Agreement and the Canadian Guarantee and Security Agreement shall be subject to exceptions and limitations set forth in the Guaranty and Security Agreement and the Canadian Guarantee and Security Agreement and (iv) the Administrative Agent and the Borrower may execute and/or consent to easements, covenants, rights of way or similar instruments (and Administrative Agent may agree to subordinate the lien of any mortgage to any such easement, covenant, right of way or similar instrument or record or may agree to recognize any lessee pursuant to an agreement in a form and substance reasonably acceptable to the Administrative Agent), as are reasonable or necessary and otherwise permitted by this Agreement and the other Loan Documents.
(e)    Notwithstanding anything herein to the contrary, each time a Borrowing Base Period commences after the Fifth Amendment Effective Date, Parent and the Borrower will, and will cause each other Restricted Subsidiary, to execute and deliver such Security Instruments as reasonably required by the Administrative Agent to comply with the Mortgage Coverage Requirement and the other requirements of this Section 8.13 that apply during a Borrowing Base Period within 120 days (or such longer time as the Administrative Agent may agree in its sole discretion) following the commencement of such Borrowing Base Period.
Section 8.14    ERISA Compliance. The Borrower will promptly furnish and will cause its Subsidiaries and any ERISA Affiliate to promptly furnish to the Administrative Agent (i) copies of each annual and other report with respect to each Plan or any trust created thereunder to the extent such report is reasonably requested of the Borrower by the Administrative Agent, (ii) in respect of each Canadian Pension Plan, to the extent reasonably requested of the Borrower by the Administrative Agent, copies of each annual information return or other documents required to be filed with Governmental Authorities, and (iii) immediately upon becoming aware of the occurrence of any ERISA Event or Canadian Pension Plan Termination Event, a written notice signed by the President or principal Financial Officer of the Borrower, the Subsidiary or the ERISA Affiliate, as the case may be, specifying the nature thereof, what action the Borrower, the

Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor, the PBGC or any other Governmental Authority with respect thereto.
Section 8.15    Marketing Activities. The Parent Group will not, and will not permit any Restricted Subsidiaries to, engage in marketing activities for any Hydrocarbons or enter into any contracts related thereto other than (a) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from their proved Oil and Gas Properties during the period of such contract, (b) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from proved Oil and Gas Properties of third parties during the period of such contract associated with the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries that the Borrower or one of the Restricted Subsidiaries has the right to market pursuant to joint operating agreements, unitization agreements or other similar contracts that are usual and customary in the oil and gas business and (c) other contracts for the purchase and/or sale of Hydrocarbons of third parties (i) which have generally offsetting provisions (i.e., corresponding pricing mechanics, delivery dates and points and volumes) such that no “position” is taken and (ii) for which appropriate credit support has been taken to alleviate the material credit risks of the counterparty thereto.
Section 8.16    Commodity Exchange Act Keepwell Provisions. Each member of the Parent Group, to the extent that it is a Qualified ECP Guarantor, hereby guarantees the payment and performance of all Indebtedness of each Credit Party (other than itself) and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Credit Party (other than itself) in order for such Credit Party to honor its obligations under the Guaranty and Security Agreement including obligations with respect to Swap Agreements (provided, however, that the each member of the Parent Group, to the extent each is a Qualified ECP Guarantor, shall only be liable under this Section 8.16 for the maximum amount of such liability that can be hereby incurred (a) without rendering its obligations under this Section 8.16, or otherwise under this Agreement or any Loan Document, as it relates to such other Credit Parties, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount and (b) without rendering such Credit Party liable for amounts to creditors, other than the Secured Parties, that such Credit Party would not otherwise have made available to such creditors if this Section 8.16 was not in effect). The obligations of each member of the Parent Group, to the extent each is a Qualified ECP Guarantor, under this Section 8.16 shall remain in full force and effect until Payment in Full has occurred. Each member of the Parent Group that is a Qualified ECP Guarantor intends that this Section 8.16 constitute, and this Section 8.16 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
Section 8.17    Unrestricted Subsidiaries. The Parent Group:
(a)    will cause the management, business and affairs of each of the Borrower and its Restricted Subsidiaries to be conducted in such a manner (including, without limitation, by keeping separate books of account, furnishing separate financial statements of Unrestricted Subsidiaries to creditors and potential creditors thereof and by not permitting Properties of the Borrower and its respective Restricted Subsidiaries to be commingled) so that each Unrestricted Subsidiary that is a corporation will be treated as a corporate entity separate and distinct from the Borrower and the Restricted Subsidiaries.

(b)    will not, and will not permit any of the Restricted Subsidiaries to, incur, assume, guarantee or be or become liable for any Debt of any of the Unrestricted Subsidiaries.
(c)    will not permit any Unrestricted Subsidiary to hold any Equity Interest in, or any Debt of the Parent Group or any Restricted Subsidiary.
Section 8.18    Post-Closing Covenants. To the extent not delivered on or prior to the Effective Date, the Borrower will, or will cause the applicable Restricted Subsidiary to, perform each of the covenants described on Schedule 8.18 that are required to be performed by such Person, on or before the date specified for such covenant in Schedule 8.18 (or such later date as the Administrative Agent may agree in its sole discretion).
Section 8.19    Collateral for Permitted Secured Term Debt. In the event that the Parent or any Restricted Subsidiary grants a Lien on any Property to secure any Permitted Secured Term Debt that is not already subject to the terms of any then-existing Security Instrument, the Parent and the Borrower will, and will cause any such Restricted Subsidiary to, also grant to the Administrative Agent to secure the Indebtedness a first-priority or pari passu Lien, as applicable, on the same Property, pursuant to a joinder or supplement to the applicable then-existing Security Instruments, or a new Security Instrument that is on terms substantially similar to those of the same type entered into on the Effective Date (or, as otherwise agreed by Borrower and the Administrative Agent). The Parent and the Borrower will cause any Subsidiary and any other Person guaranteeing any Permitted Secured Term Debt that is not already a Guarantor to contemporaneously guarantee the Indebtedness pursuant to a supplement to the Guaranty and Security Agreement and if applicable, the Canadian Guarantee and Security Agreement.
ARTICLE IX
NEGATIVE COVENANTS
Until Payment in Full has occurred, each member of the Parent Group covenants and agrees with the Lenders that:
Section 9.01    Financial Covenants.
(a)    Current Ratio. The Parent Group will not permit, as of the last day of any fiscal quarter (commencing with the fiscal quarter ending December 31, 2022), the ratio of (i) consolidated current assets (including the unused amount of the total Commitments, but excluding non-cash assets under ASC 815) of the Parent and the Consolidated Restricted Subsidiaries (“Current Assets”) to (ii) consolidated current liabilities (excluding non-cash obligations under ASC 815 and current maturities under this Agreement) of the Parent and the Consolidated Restricted Subsidiaries (“Current Liabilities”, and such ratio, the “Current Ratio”), to be less than 1.0 to 1.0.
(b)    Ratio of Total Net Debt to EBITDAX. The Parent Group will not, as of the last day of any Test Period (commencing with the Test Period ending December 31, 2022), permit the ratio of Total Net Debt as of such date to EBITDAX, in each case for the Parent and the Consolidated Restricted Subsidiaries for the Test Period ending on such date (the “Leverage Ratio”), to be greater than 3.50 to 1.00.

(c)    PV-9 Coverage Ratio. If, as of the last day of any fiscal quarter ending during an Investment Grade Period, the Borrower does not have an Investment Grade Rating from at least two of Moody’s, S&P and Fitch, the Borrower will not permit the PV-9 Coverage Ratio, as of the last day of such fiscal quarter, to be less than 1.50 to 1.00; provided that, if the Borrower does have an Investment Grade Rating from at least two of Moody’s, S&P and Fitch as of such date, this Section 9.01(c) shall not apply as of such date.
Section 9.02    Debt. The Parent Group will not, and will not permit any Restricted Subsidiary to, incur, create, assume or suffer to exist any Debt, except:
(a)    the Notes or other Indebtedness or any guaranty of or suretyship arrangement for the Notes or other Indebtedness.
(b)    Debt (i) existing on the date hereof that is reflected in the Financial Statements or in Schedule 9.02 and (ii) permitted to be incurred during an Investment Grade Period existing during any subsequent Borrowing Base Period to the extent the aggregate such Debt exceeds the amount permitted to be incurred under each of Section 9.02(d) and Section 9.02(h).
(c)    Permitted Pari Term Loan Debt and/or Permitted Junior Lien Term Loan Debt, and any guarantees thereof, in an aggregate principal amount not to exceed at the time of incurrence thereof the lesser of (i) 100% of the amount of the Aggregate Elected Revolving Commitment Amount on such date and (ii) an amount equal to the difference of (A) the Available Borrowing Base then in effect on such date minus (B) the Aggregate Elected Revolving Commitment Amount on such date, and, in each case, Permitted Refinancing Debt in respect thereof; provided that (i) solely with respect to the incurrence of any Permitted Pari Term Loan Debt, immediately after giving effect to the incurrence of such Permitted Pari Term Loan Debt, there shall be no Term Loans then outstanding and (ii) for the avoidance of doubt, no Permitted Pari Term Loan Debt and/or Permitted Junior Lien Term Loan Debt may be issued or incurred during an Investment Grade Period.
(d)    Purchase Money Debt and Debt under Capital Leases not to exceed at any time the greater of (i) $125,000,000 and (ii) five percent (5%) of Consolidated Total Assets at any time outstanding.
(e)    Debt in respect of performance bonds, bid bonds, appeal bonds, surety bonds, completion guarantees and similar obligations (including those incurred to secure health, safety and environmental obligations) and obligations in respect of letters of credit, bank guaranties or instruments related thereto, in each case, not in connection with money borrowed and provided in the ordinary course of business or consistent with past practice in connection with the operation of the Oil and Gas Properties.
(f)    intercompany Debt between or among the Restricted Parties to the extent permitted by Section 9.04(b); provided that (i) such Debt is not held, assigned, transferred, negotiated or pledged to any Person other than the Parent Group or one of its Wholly-Owned Subsidiaries or to secure the Indebtedness and any Permitted Secured Term Debt permitted hereunder and (ii) any such Debt owed by a Credit Party shall be (A) subordinated to the

Indebtedness on terms set forth in the Intercompany Subordination Agreement and (B) shall not have any scheduled amortization prior to the date that is one (1) year after the earlier of (x) the Latest Maturity Date and (y) Payment in Full.
(g)    endorsements of negotiable instruments for collection in the ordinary course of business.
(h)    other Debt not to exceed the greater of (i) $125,000,000 and (ii) five percent (5%) of Consolidated Total Assets at any time outstanding.
(i)    (i) the Existing Senior Notes and any guarantees thereof, (ii) any additional Senior Notes of the Parent, the Borrower and/or Finance Co and any guarantees thereof and (iii) any unsecured Permitted Refinancing Debt with respect to any such Debt described under clause (i) or (ii) hereof and any guarantees thereof; provided that no such Debt contemplated by clause (ii) or (iii) hereof shall be permitted unless, at the time of the incurrence or issuance thereof, (A) the Borrower shall have complied with Section 8.01(p), (B) (x) no Default has occurred and is then continuing and (y) after giving effect to the incurrence of such Senior Notes or Permitted Refinancing Debt (and any concurrent repayment of Debt with the proceeds of such incurrence, if any), no Default would result from the incurrence of such Senior Notes or Permitted Refinancing Debt, (C) the Borrower shall be in compliance with Section 9.01(b), in each case calculated on a Pro Forma Basis after giving effect to such Debt incurrence, (D) to the extent that such Senior Notes or Permitted Refinancing Debt is incurred during a Borrowing Base Period, the Borrowing Base shall be adjusted to the extent required by Section 2.07(e) and prepayment is made to the extent required by Section 3.04(c)(iii), and no Borrowing Base Deficiency would then exist after giving effect to such adjustment and prepayment, (E) such Senior Notes or Permitted Refinancing Debt, as applicable, do not have any scheduled principal amortization prior to the date which is one year after the Latest Maturity Date, (F) such Senior Notes or Permitted Refinancing Debt do not mature sooner than the date which is one year after the Latest Maturity Date, (G) such Senior Notes or Permitted Refinancing Debt and any guarantees thereof are on terms, taken as a whole, at least as favorable to the Borrower and the Guarantors as market terms for issuers of similar size and credit quality given the then prevailing market conditions as determined by the Borrower in good faith, (H) such Senior Notes or Permitted Refinancing Debt do not have any mandatory prepayment or redemption provisions which would require a mandatory prepayment or redemption in priority to the Indebtedness (other than customary change of control or asset sale tender offer provisions (provided that, in case of an asset sale tender offer, amounts are permitted to be applied first to the Indebtedness)); provided that if such Senior Notes are issued to finance all or a portion of a direct or indirect acquisition of Oil and Gas Properties, such Senior Notes may contain mandatory prepayment or redemption provisions providing for the repayment or redemption of such Senior Notes in the event that such acquisition is not consummated by a certain date in an amount not to exceed the principal amount of such Senior Notes and any accrued interest thereon through the prepayment or redemption date, (I) neither the Parent nor any Subsidiary of the Parent (other than the Borrower or a Guarantor or a Person who becomes a Guarantor in connection therewith) is an obligor under such Debt, (J) if such Debt is senior subordinated or subordinated Debt, the terms of such Debt provide for customary subordination of such Debt to the Indebtedness and (K) no such Debt shall be secured by any Lien on any Property.
(j)    Debt constituting Investments permitted by Section 9.04(b) (other than Section 9.05(l)).
(k)    Debt under Swap Agreements permitted pursuant to Section 9.18.
(l)    Debt owed to insurance companies for premiums on policies required by Section 8.06.
(m)    Debt in respect of netting services, automatic clearing house arrangements, employees’ credit or purchase cards, overdraft protections and similar arrangements.
(n)    (i) Debt of a Person or Debt attaching to the assets of a Person that, in either case, becomes a Restricted Subsidiary (or is a Restricted Subsidiary that survives a merger with such Person or any of its Subsidiaries) or Debt attaching to the assets that are acquired by the Borrower or any Restricted Subsidiary, in each case, after the Effective Date as the result of an Investment permitted under Section 9.05; provided that:
(A)    such Debt existed at the time such Person became a Restricted Subsidiary or at the time such assets were acquired and, in each case, was not created in anticipation thereof;
(B)    such Debt is not guaranteed in any respect by the Borrower or any other Restricted Subsidiary;
(C)    (1) the Equity Interests of such Person are pledged to the Administrative Agent to the extent required under Section 8.13 and (2) such Person executes a supplement to the Guaranty and Security Agreement, to the extent required under Section 8.13;
(D)    the property acquired shall not constitute Borrowing Base Properties (and any Person acquired in such Investment (or any Restricted Subsidiary that survives a merger with such Person or any of its Subsidiaries) shall not own or hold any Borrowing Base Properties); and
(E)    immediately after giving effect to the assumption of any such Debt, such acquisition and any related transactions, the Borrower shall be in compliance with Section 9.01(b) on Pro Forma Basis; and
(ii)    any Permitted Refinancing Debt issued or incurred to refinance such Debt, so long as such Permitted Refinancing Debt is not guaranteed in any respect by the Borrower or any other Restricted Subsidiary.

(o)    all premiums (if any), interest (including post-position interest), fees, expenses, charges, and additional or contingent interest on obligations described in clauses (a) through (n) above.
(p)    Debt owed by Enerplus Corporation, an Alberta corporation, in respect of the 3.79% Senior Notes due September 3, 2026 (the “Enerplus Notes”) under that certain Note Purchase Agreement dated as of June 25, 2014 (the “Enerplus Note Purchase Agreement”) as of the Fifth Amendment Effective Date, provided that (i) the aggregate principal amount of such Debt is not to exceed $63,000,000, (ii) no additional Debt may be incurred under the Enerplus Note Purchase Agreement following the Fifth Amendment Effective Date, (iii) the Borrower shall use its reasonable best efforts to cause Enerplus Corporation to deliver not later than five (5) Business Days following the Fifth Amendment Effective Date to each holder of Enerplus Notes written notice of optional prepayment in full of the Enerplus Notes (which written notice of optional prepayment shall specify a prepayment date (the “Enerplus Notes Prepayment Date”) that is forty-five (45) days following the date of such notice) in accordance with Section 8.2 of the Enerplus Note Purchase Agreement and (iv) such Debt is paid in full not later than the earlier of (x) the Enerplus Notes Prepayment Date and (y) the date sixty (60) days after the Fifth Amendment Effective Date.
Section 9.03    Liens. The Parent Group will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:
(a)    Liens securing the payment of any Indebtedness.
(b)    (i) Excepted Liens and (ii) Liens created during any Investment Grade Period securing Property to the extent that, during any subsequent Borrowing Base Period, the aggregate principal amount of the obligations secured thereby exceeds the amount permitted by Section 9.03(e) and (j).
(c)    Liens securing Purchase Money Debt or Capital Leases permitted by Section 9.02 but only on the Property under lease or acquired, constructed or improved with such Debt.
(d)    Liens securing intercompany Debt under Section 9.02(f), provided that such Liens on the assets of any Credit Party are subordinated to the Liens securing the Indebtedness in accordance with the terms of the Intercompany Subordination Agreement.
(e)    other Liens on Property not constituting Borrowing Base Properties; provided that the aggregate principal or face amount of all Debt secured under this Section 9.03(e) shall not exceed at any time (i) during a Borrowing Base Period, $50,000,000, and (ii) during an Investment Grade Period, the greater of (A) $50,000,000 and (B) two percent (2%) of Consolidated Total Assets.
(f)    Liens solely on any cash earnest money deposits made by the Parent or any of the Restricted Subsidiaries in connection with any letter of intent or purchase agreement in connection with an acquisition or an Investment that is not prohibited by Section 9.04(b).

(g)    Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto.
(h)    Liens existing on the date hereof and listed on Schedule 9.03.
(i)    Liens on the Collateral securing Permitted Secured Term Debt and Permitted Refinancing Debt and any guarantees thereof, in each case permitted to be incurred pursuant to Section 9.02(c); provided, however that such Liens are granted in compliance with Section 8.19 and are either (i) subordinated to the Liens securing the Indebtedness pursuant to a Junior Lien Intercreditor Agreement or (ii) pari passu with the Liens securing the Indebtedness pursuant to a Pari Passu Intercreditor Agreement, as applicable.
(j)    Liens securing Debt permitted under Section 9.02(n); provided that (i) the aggregate principal amount of all Debt secured by such Liens shall not exceed at any time (A) during a Borrowing Base Period, $50,000,000, and (B) during an Investment Grade Period, the greater of (x) $50,000,000 and (y) two percent (2%) of Consolidated Total Assets, (ii) such Liens existed at the time the applicable Investment was made and, in each case, were not created in anticipation of such Investment, (iii) such Liens attach at all times only to (A) the assets so acquired, (B) after acquired property that is affixed or incorporated into such assets and (C) the proceeds and products thereof and (iv) such Liens do not attach to any other Property of the Parent Group or any Restricted Subsidiaries.
(k)    During an Investment Grade Period, Liens securing obligations under Swap Agreements in an amount not to exceed $40,000,000.
Section 9.04    Dividends, Distributions and Redemptions; Repayment of and Amendment to Terms of Senior Notes, Permitted Junior Lien Term Loan Debt or Permitted Pari Term Loan Debt.
(a)    Restricted Payments. The Parent Group will not, and will not permit any Restricted Subsidiary to, declare or make, directly or indirectly, any Restricted Payment, return any capital or make any distribution of its Property to its Equity Interest holders, except:
(i)    the Parent and Chord LLC may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Capital Stock),
(ii)    Subsidiaries of the Parent may declare and pay dividends ratably with respect to their Equity Interests,
(iii)    the Parent and Chord LLC may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries,
(iv)    the Parent Group may make payments to former employees in connection with the termination of such former employee’s employment in an aggregate amount not to exceed $750,000 in any calendar year for the purpose of repurchasing

Equity Interests in any member of the Parent Group, as applicable, issued to such former employee pursuant to stock option plans or other benefit plans for management or employees of the Parent and its Subsidiaries,
(v)    any Credit Party may pay the purchase price for any Permitted Bond Hedge Transaction(s),
(vi)    the Parent may pay cash and/or deliver common stock upon the settlement, termination or redemption of any Permitted Warrant Transaction(s),
(vii)    the Parent may pay cash and/or deliver common stock in satisfaction of the Parent’s obligations in respect of the Convertible Notes whether upon conversion of such securities, upon the occurrence of a change of control (or similar event, however so defined by the terms of such securities) or other customary mandatory prepayment or redemption event permitted by Section 9.04(b)(i), upon repurchase of such securities pursuant to a Redemption thereof otherwise permitted by this Agreement or at maturity of such securities,
(viii)    each member of the Parent Group shall be permitted to make other Restricted Payments provided that (A) no Default or Event of Default is continuing or would result therefrom, (B) the Leverage Ratio, calculated on a Pro Forma Basis, is less than 3.0 to 1.0 and (C) the Total Revolving Credit Exposures after giving effect thereto are not greater than 80% of the Total Revolving Commitments then in effect, and
(ix)    the Credit Parties may make the Ohm Special Dividend (as defined in the Merger Agreement) pursuant to and in accordance with the Merger Agreement.
(b)    Repayment of Permitted Debt; Amendment to Terms of Permitted Debt. The Parent Group will not, and will not permit any Restricted Subsidiary to, prior to the date that is ninety-one (91) days after the Maturity Date:
(i)    call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) any Permitted Debt; provided that:
(A)    the Parent may Redeem Permitted Debt in one or more transactions in an aggregate amount not to exceed the net cash proceeds of any sale of Equity Interests (other than Disqualified Capital Stock) of the Parent to the extent that (x) such Redemption is consummated within one hundred eighty (180) days of the consummation of such sale of Equity Interests and (y) after giving effect to such Redemption, no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing,
(B)    the Parent may Redeem Permitted Debt with the proceeds of any Permitted Refinancing Debt substantially concurrently with the incurrence of such Permitted Refinancing Debt, and

(C)    the Parent, the Borrower and/or Finance Co may Redeem any Permitted Debt so long as at the time of such Redemption, and after giving effect to such Redemption, each of the Specified Conditions is satisfied;
(ii)    call, make or offer to make any mandatory Redemption of any Permitted Pari Term Loan Debt or make any scheduled amortization payments on respect of any Permitted Pari Term Loan Debt unless at the time of such Redemption or scheduled amortization payment, after giving effect thereto, each of the Specified Conditions is satisfied;
(iii)    amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Senior Notes or the Senior Notes Documents or the terms of any Permitted Refinancing Debt with respect thereto and the agreements governing any Permitted Refinancing Debt with respect thereto or the terms of the Convertible Notes or the Convertible Notes Indenture if (A) the effect thereof would be to shorten its maturity or average life or increase the amount of any payment of principal thereof or increase the rate or shorten any period for payment of interest thereon or (B) such action requires the payment of a consent fee (howsoever described), provided that the foregoing shall not prohibit the execution of supplemental indentures associated with the incurrence of additional Senior Notes, Convertible Notes or Permitted Refinancing Debt with respect thereto to the extent permitted by Section 9.02 or the execution of supplemental indentures to add guarantors if required by the terms of any Senior Notes Documents, any Convertible Notes Indenture or any agreement governing any Permitted Refinancing Debt provided such Person complies with Section 8.13(b);
(iv)    with respect to any Permitted Debt that is subordinated to the Indebtedness or any other Debt, designate any such Permitted Debt (other than obligations of the Borrower and the Restricted Subsidiaries pursuant to the Loan Documents and other than any Permitted Pari Term Loan Debt) as “Specified Senior Indebtedness” or “Specified Guarantor Senior Indebtedness” or give any such other Permitted Debt any other similar designation for the purposes of any Senior Notes Documents, Convertible Notes Indenture, Permitted Secured Loan Documents or any agreement governing any Permitted Refinancing Debt with respect thereto that is subordinated to the Indebtedness or any other Debt; or
(v)    amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Permitted Secured Loan Document (i) if the effect thereof would be to cause the Borrower to violate the terms of Section 9.02(c) or Section 9.03(i) or (ii) if any such amendment, modification, waiver or other change would be prohibited by the applicable Intercreditor Agreement.
Section 9.05    Investments, Loans and Advances. The Parent Group will not, and will not permit any Restricted Subsidiary to, make or permit to remain outstanding, any Investments in or to any Person, except that the foregoing restrictions shall not apply to:

(a)    Investments made prior to the Effective Date reflected in the Financial Statements or which are disclosed to the Lenders in Schedule 9.04(b).
(b)    accounts receivable arising in the ordinary course of business.
(c)    direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof.
(d)    commercial paper maturing within one year from the date of creation thereof rated in the highest grade by S&P or Moody’s.
(e)    deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000 (as of the date of such bank or trust company’s most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by S&P or Moody’s, respectively.
(f)    Investments in Money Market Funds.
(g)    Investments (i) made by any Credit Party in or to any other Credit Party (or any Person that will, upon making such Investment, become a Guarantor) or (ii) made by any Restricted Party that is not a Credit Party in or to any other Restricted Party.
(h)    subject to the limits in Section 9.06, Investments (including, without limitation, capital contributions) in general or limited partnerships or other types of entities (each a “venture”) entered into by the Borrower or a Restricted Subsidiary with others in the ordinary course of business; provided that (i) any such venture is engaged exclusively in oil and gas exploration, development, production, processing and related activities, including transportation, (ii) the interest in such venture is acquired in the ordinary course of business and on fair and reasonable terms and (iii) such venture interests acquired and capital contributions made (valued as of the date such interest was acquired or the contribution made) do not exceed, in the aggregate at any time outstanding an amount equal to $30,000,000.
(i)    subject to the limits in Section 9.06, Investments in direct ownership interests in additional Oil and Gas Properties and gas gathering systems related thereto or related to farm-out, farm-in, participation agreements, joint operating, joint venture or area of mutual interest agreements, gathering systems, pipelines or other similar arrangements which are usual and customary in the oil and gas exploration and production business located within the geographic boundaries of the United States of America.
(j)    loans or advances to employees, officers or directors in the ordinary course of business of the Borrower or any Restricted Subsidiary, in each case only as permitted by applicable law, including Section 402 of the Sarbanes Oxley Act of 2002, but in any event not to exceed $5,000,000 in the aggregate at any time.
(k)    Investments in stock, obligations or securities received in settlement of debts arising from Investments permitted under this Section 9.04(b) owing to any Restricted Party as a result of a bankruptcy or other insolvency proceeding of the obligor in respect of such debts or upon the enforcement of any Lien in favor of any Restricted Party.
(l)    guarantees of Debt permitted by Section 9.02(a), (h) or (i).
(m)    Investments in Crestwood Common Units acquired by the Credit Parties as a result of the Crestwood Merger.
(n)    Investments made by the Credit Parties in any Unrestricted Subsidiaries or any Restricted Subsidiaries that are not then Credit Parties in an aggregate amount not to exceed the greater of (i) $125,000,000 and (ii) two percent (2%) of Consolidated Total Assets; provided that, (1) the Borrower shall be in compliance with the covenants contained in Section 9.01 on a Pro Forma Basis after giving effect to such Investment and (2) after giving effect to such Investment, (x) no Default or Event of Default shall have occurred and be continuing and (y) the Total Revolving Credit Exposures after giving effect thereto are not greater than 85% of the Total Revolving Credit Exposures then in effect.
(o)    to the extent constituting an Investment, Swap Agreements permitted under Section 9.18 and guarantees thereof.
(p)    Investments held by a Person acquired (including by way of merger, amalgamation or consolidation) after the Effective Date otherwise in accordance with this Section 9.04(b) to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation.
(q)    deposits of cash and / or cash equivalents permitted by Section 9.03(f) in connection with any letter of intent or purchase agreement in connection with an acquisition or an Investment that is not prohibited by this Section 9.04(b).
(r)    additional Investments at any time outstanding that do not exceed the greater of (i) $125,000,000 and (ii) five percent (5%) of Consolidated Total Assets in the aggregate, so long as after giving effect to such Investment, no Default or Event of Default shall have occurred and be continuing.
(s)    Investments constituting non-cash proceeds of Dispositions of assets to the extent permitted by Section 9.12.
(t)    Investments made on or prior to the Effective Date pursuant to the Merger Agreement.

(u)    any Investment constituting a Disposition or transfer of any asset between or among the Borrower and/or its Restricted Subsidiaries as a substantially concurrent interim Disposition or transfer in connection with an Investment otherwise permitted pursuant to clauses (a) through (t) above or in connection with a transaction permitted by Section 9.11 or in connection with a Disposition permitted pursuant to Section 9.12.
(v)    each member of the Parent Group shall be permitted to make other Investments provided that (A) no Default or Event of Default is continuing or would result therefrom, (B) the Leverage Ratio, calculated on a Pro Forma Basis, is less than 3.0 to 1.0 and (C) the Total Revolving Credit Exposures after giving effect thereto are not greater than 80% of the Total Revolving Commitments then in effect.
Section 9.06    Nature of Business; International Operations. The Parent Group will not, and will not permit any Restricted Subsidiary to, allow any material change to be made in the character of its business as an independent oil and gas exploration and production company. From and after the date hereof, the Borrower and the Domestic Subsidiaries will not acquire or make any other expenditure (whether such expenditure is capital, operating or otherwise) in or related to, any Oil and Gas Properties not located within the geographical boundaries of the United States.
Section 9.07    Proceeds of Loans. The Borrower will not permit the proceeds of the Loans to be used for any purpose other than those permitted by Section 7.21. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulations T, U or X or any other regulation of the Board or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. If requested by the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 or such other form referred to in Regulation U, Regulation T or Regulation X of the Board, as the case may be.
Section 9.08    Designation and Conversion of Restricted and Unrestricted Subsidiaries.
(a)    Unless designated as an Unrestricted Subsidiary on Schedule 7.14 as of the date hereof or otherwise in compliance with this Section 9.08 for any designation after the date hereof, assuming compliance with Section 9.08(b), any Person that becomes a Subsidiary of the Parent or any of its Restricted Subsidiaries shall be classified as a Restricted Subsidiary.
(b)    The Borrower may designate (on behalf of itself or the Person that owns the Equity Interests of the applicable Subsidiary) by written notification thereof to the Administrative Agent, any Restricted Subsidiary, including a newly formed or newly acquired Subsidiary, as an Unrestricted Subsidiary if (i) prior, and after giving effect, to such designation, neither a Default nor a Borrowing Base Deficiency would exist, (ii) such designation is deemed to be an Investment in an Unrestricted Subsidiary in an amount equal to the fair market value as of the date of such designation of the Parent’s direct and indirect ownership interest in such Subsidiary and such Investment would be permitted to be made at the time of such designation under Section 9.04(b) and (iii) such Subsidiary is not a “restricted subsidiary” or guarantor with respect to any Senior Notes, Permitted Junior Lien Term Loan Debt or Permitted Pari Term Loan

Debt. Except as provided in this Section 9.08(b), no Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary.
(c)    The Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary if after giving effect to such designation, (i) the representations and warranties of the Parent Group and their respective Restricted Subsidiaries contained in each of the Loan Documents are true and correct in all material respects on and as of such date as if made on and as of the date of such redesignation (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such date), (ii) no Default would exist, and (iii) the Borrower complies with the requirements of Section 8.13, Section 8.17 and Section 9.15. Any such designation shall be treated as a cash dividend in an amount equal to the lesser of the fair market value of the Parent’s direct and indirect ownership interest in such Subsidiary or the amount of the Borrower’s cash investment previously made for purposes of the limitation on Investments under Section 9.04(b).
Section 9.09    ERISA Compliance. Except as would not reasonably be expected to result in a liability to the Borrower or any of its Subsidiaries in excess of $75,000,000, individually or in the aggregate, with respect to each of the subsections of this Section 9.09 or in the aggregate, the Borrower will not, and will not permit any of its Subsidiaries to, at any time:
(a)    engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which the Borrower, a Subsidiary or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to subsections (c), (i), (l) or (m) of section 502 of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code;
(b)    fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan or Multiemployer Plan, agreement relating thereto or applicable law, the Borrower, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto; or
(c)    contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, (i) any employee welfare benefit plan, as defined in section 3(1) of ERISA, that provides benefits to former employees of such entities, other than continuation coverage under section 4980B of the Code, that may not be terminated by the applicable plan sponsor in its sole discretion at any time without any material liability, other than the payment of claims incurred as of the date of such termination pursuant to the terms of such plan and the requirements of applicable law or (ii) any employee pension benefit plan, as defined in section 3(2) of ERISA, that is subject to Title IV of ERISA, section 302 of ERISA or section 412 of the Code.
Section 9.10    Sale or Discount of Receivables. Except for receivables obtained by the Borrower or any Restricted Subsidiary out of the ordinary course of business or the settlement of joint interest billing accounts in the ordinary course of business or discounts granted to settle collection of accounts receivable or the sale of defaulted accounts arising in the ordinary course of business in connection with the compromise or collection thereof and not in connection with any financing transaction, the Parent Group will not, and will not permit any Restricted

Subsidiary to, discount or sell (with or without recourse) any of its notes receivable or accounts receivable.
Section 9.11    Mergers, Etc. The Parent Group will not, and will not permit any Restricted Subsidiary to, merge into or with, amalgamate with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions and including by division of such Person) all or substantially all of its Property to any other Person (including by division of such Person), except that:
(a)    any Restricted Subsidiary (other than the Borrower) may merge with the Borrower (provided that the Borrower shall be the continuing or surviving entity in any such transaction) or any other Restricted Subsidiary (provided that a Subsidiary Guarantor shall be the continuing or surviving entity in any such transaction involving a Subsidiary Guarantor), and any Restricted Subsidiary may divide so long as each Person created as a result of such division becomes a Guarantor in accordance with Section 8.13 if such Restricted Subsidiary was a Guarantor at the time of such division;
(b)    any member of the Parent Group may merge or amalgamate with with any Restricted Subsidiary so long as any member of the Parent Group is the survivor (provided that the Borrower shall be the continuing or surviving entity in any such transaction involving the Borrower);
(c)    any Restricted Subsidiary may consummate any merger, consolidation or sale the purpose of which is to effect (i) a sale permitted pursuant to Section 9.12 or (ii) an Investment permitted pursuant to Section 9.04(b) (in each case of clause (ii), so long as the continuing or surviving Person is a Restricted Subsidiary, which together with each of its Restricted Subsidiaries, shall be in compliance with the requirements of Section 8.13 without giving effect to any times for compliance set forth therein; provided that if a Subsidiary Guarantor is party to such merger or consolidation and is not the continuing or surviving Person in such merger or consolidation, the surviving Person shall become a Subsidiary Guarantor in compliance with the requirements of Section 8.13 without giving effect to any times for compliance set forth therein);
(d)    any Restricted Subsidiary (other than the Borrower) may consummate a merger with a newly-formed shell entity, the sole purpose of which is to reincorporate or reorganize in another jurisdiction in the United States, so long as (i) the continuing or surviving Person is a Restricted Subsidiary, which together with each of its Restricted Subsidiaries, shall be in compliance with the requirements of Section 8.13 without giving effect to any times for compliance set forth therein; provided that if a Subsidiary Guarantor is party to such merger and is not the continuing or surviving Person in such merger, the surviving Person shall be in compliance with the requirements of Section 8.13 without giving effect to any times for compliance set forth therein, (ii) the Administrative Agent shall have provided its prior written consent to such merger and (iii) such Person delivers any applicable information requested by the Administrative Agent or any Lender under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act; and

(e)    the consummation of the Merger Transactions on or prior to the Effective Date shall not prohibited under this Section 9.11.
In no event shall any member of the Parent Group divide itself pursuant to Section 18-217 of the Delaware Limited Liability Company Act (or any corresponding provision of any successor statute thereof).
Section 9.12    Sale of Properties and Liquidation of Swap Agreements. The Parent Group will not, and will not permit any Restricted Subsidiary to, Dispose of any Property (including any transfer that is effected through the division of a Person) or to Liquidate any Swap Agreement in respect of commodities, except for:
(a)    the sale of Hydrocarbons or Investments permitted under Section 9.05(c), (d), (e) or (f) in the ordinary course of business;
(b)    farmouts in the ordinary course of business of undeveloped acreage or undrilled depths and assignments in connection with such farmouts;
(c)    the Disposition of equipment that is no longer necessary for the business of the Borrower or such Restricted Subsidiary or is replaced by equipment of at least comparable value and use;
(d)    the Disposition (including Casualty Events) of any Oil and Gas Property constituting Proved Reserves or any interest therein or any Restricted Subsidiary owning Oil and Gas Properties constituting Proved Reserves, or the Liquidation of any Swap Agreement in respect of commodities; provided that:
(i)    during any Borrowing Base Period, 75% of the consideration or settlement proceeds received in respect of such Disposition or the Liquidation of any Swap Agreement in respect of commodities shall be cash (it being understood and agreed that any Liquidation of any Swap Agreement with respect to which the Borrower or such Restricted Subsidiary, as applicable, is “out-of-the-money” shall be permitted only to the extent set forth in clause (B) below); provided that (A) in the case of the Disposition of Oil and Gas Properties, the consideration for such Disposition may be newly acquired Oil and Gas Properties so long as the aggregate value (as set forth in the most recently delivered Reserve Report) of all Oil and Gas Properties exchanged or swapped for newly acquired Oil and Gas Properties since the last Redetermination Date does not exceed five percent (5%) of the Borrowing Base then in effect, and (B) notwithstanding the foregoing, the Borrower and its Restricted Subsidiaries shall be permitted to Liquidate any Swap Agreements with respect to which the Borrower or such Restricted Subsidiary, as applicable, is “out-of-the-money”, so long as (1) no Default or Event of Default is continuing or would result therefrom, (2) the Leverage Ratio, calculated on a Pro Forma Basis, is less than 3.0 to 1.0 and (3) the Total Revolving Credit Exposures after giving effect thereto are not greater than 80% of the Total Revolving Commitments then in effect;

(ii)    the consideration or settlement proceeds received in respect of such Disposition or the Liquidation of any Swap Agreement in respect of commodities shall be equal to or greater than the fair market value of the Oil and Gas Property, interest therein or Restricted Subsidiary subject of such Disposition, or Swap Agreement subject of such Liquidation (as reasonably determined by a Responsible Officer of the Borrower or by the appropriate governing body of the Parent and/or the Borrower, as applicable);
(iii)    during any Borrowing Base Period, if such Disposition of Oil and Gas Properties constituting Proved Reserves or Restricted Subsidiaries owning Oil and Gas Properties constituting Proved Reserves, and Swap Agreements Liquidated pursuant to this Section 9.12(d), when aggregated with any other Disposition of Oil and Gas Properties constituting Proved Reserves or Restricted Subsidiaries owning Oil and Gas Properties constituting Proved Reserves and Swap Agreements Liquidated, in each case pursuant to this Section 9.12(d), since the last Redetermination Date has a Borrowing Base Value individually or in the aggregate in excess of seven-and-one-half percent (7.5%) of the then effective Borrowing Base (after taking into account the value (as determined by the Administrative Agent) of Swap Agreements executed since the last Redetermination Date, including those executed substantially concurrently with the taking of any such action), the Borrowing Base shall be reduced, effective immediately upon such Disposition or Liquidation, by an amount equal to the Borrowing Base Value of such Properties Disposed of, or Swap Agreements in respect of commodities Liquidated, in each case since the last Redetermination Date; provided that if a Borrowing Base Deficiency would result from such reduction in the Borrowing Base, the Borrower shall make a prepayment to the extent required by, and subject to the terms of, Section 3.04(c)(iii); and
(iv)    if any such Disposition is of a Restricted Subsidiary owning Oil and Gas Properties constituting Proved Reserves, such Disposition shall include all the Equity Interests of such Restricted Subsidiary;
(e)    Dispositions of Properties not regulated by Section 9.12(d) having a fair market value not to exceed $50,000,000 during any 12-month period; provided that if any such Disposition is of the Equity Interests of a Restricted Subsidiary, such Disposition shall include all the Equity Interests of such Restricted Subsidiary;
(f)    exchanges, swaps or trades of Oil and Gas Properties not constituting Proved Reserves or other Property not regulated by Section 9.12(d); provided that (i) no Event of Default has occurred and is continuing or would result from such exchange, swap or trade and (ii) the consideration received in respect of such exchange, swap or trade shall be equal to or greater than the fair market value of the Property (or interest therein) subject of such exchange, swap or trade (in each case, as reasonably determined by the Borrower);
(g)    transfers among the Parent and the Restricted Subsidiaries; provided that (i) the provisions of Section 8.13 are complied with to the extent applicable and (ii) if the transferor is a Credit Party, the transferee shall be a Credit Party (or shall become a Credit Party contemporaneously with such Transfer);

(h)    any issuance or sale of the Parent’s Equity Interests on or prior to the Effective Date in connection with the consummation of the Merger Transactions;
(i)    any issuance or sale of Equity Interests in, or sale of Debt or other securities of, an Unrestricted Subsidiary (or a Restricted Subsidiary which owns an Unrestricted Subsidiary, so long as such Restricted Subsidiary owns no assets other than the Equity Interests of such Unrestricted Subsidiary) for fair market value;
(j)    Dispositions of any Crestwood Common Units; and
(k)    Disposition of any asset between or among the Borrower and/or its Restricted Subsidiaries as a substantially concurrent interim Disposition in connection with a transaction permitted by Section 9.11, or in connection with an Investment otherwise permitted pursuant to Section 9.05 or a Disposition otherwise permitted pursuant to clauses (a) through (j) above.
Section 9.13    Environmental Matters. The Parent Group will not, and will not permit any of their respective Restricted Subsidiaries to, cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will reasonably be expected to subject any such Property to any Remedial Work under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations or Remedial Work could reasonably be expected to have a Material Adverse Effect.
Section 9.14    Transactions with Affiliates. The Parent Group will not, and will not permit any Restricted Subsidiary to, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate (other than the Guarantors and Wholly-Owned Subsidiaries of the Borrower) unless such transactions are not otherwise in violation of this Agreement and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm’s length transaction with a Person not an Affiliate; provided that the restrictions set forth in this Section 9.14 shall not apply to:
(a)    Investments permitted by any of Section 9.05(j) or (m);
(b)    any Restricted Payment permitted by Section 9.04;
(c)    the consummation of the Transactions;
(d)    employment and severance arrangements and health, disability and similar insurance or benefit plans between the Parent and the Restricted Subsidiaries and their respective future, current or former directors, officers, employees or consultants (including management and employee benefit plans or agreements, subscription agreements or similar agreements pertaining to the repurchase of Equity Interests pursuant to put/call rights or similar rights with future, current or former employees, officers, directors or consultants and equity option or incentive plans and other compensation arrangements) in the ordinary course of business or as otherwise approved by the board of directors of the Parent;

(e)    transactions permitted by Section 9.11(d) solely for the purpose of reincorporating in a new jurisdiction; and
(f)    the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, future, current or former directors, officers, employees and consultants of the Parent and its Restricted Subsidiaries.
Section 9.15    Subsidiaries. The Parent Group will not, and will not permit any Restricted Subsidiary to, create or acquire (a) any additional Domestic Subsidiary unless the Borrower complies with Section 8.13(b) or (b) any Foreign Subsidiary (other than any Specified Canadian Subsidiary so long as the Borrower complies with Section 8.13(b)). The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, Dispose of any Equity Interests in any Subsidiary except in compliance with Section 9.12(d), (e) or (g), as applicable.
Section 9.16    Negative Pledge Agreements; Dividend Restrictions. The Parent Group will not, and will not permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any contract, agreement or understanding (other than (a) the Loan Documents, the Permitted Secured Loan Documents or Capital Leases or Purchase Money Debt creating Liens permitted by Section 9.03, (b) any leases or licenses or similar contracts as they affect any Property or Lien subject to a lease or license, (c) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the direct or indirect sale or disposition of all or substantially all the equity or Property of such Restricted Subsidiary (or the Property that is subject to such restriction) pending the closing of such sale or disposition or (d) customary provisions with respect to the distribution of Property in joint venture agreements) which in any way (i) prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property constituting Collateral in favor of the Administrative Agent, for the benefit of the Lenders, or (ii) restricts any Restricted Subsidiary from paying dividends or making distributions to the Borrower or any Guarantor, or which requires the consent of other Persons in connection therewith.
Section 9.17    Gas Imbalances, Take-or-Pay or Other Prepayments. The Parent Group will not, and will not permit any Restricted Subsidiary to, allow gas imbalances, take-or-pay or other prepayments with respect to the Oil and Gas Properties of the Borrower or any Restricted Subsidiary that would require the Borrower or such Restricted Subsidiary to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefor to exceed 1.00% of the aggregate annual production of gas from the Oil and Gas Properties of the Borrower and its Restricted Subsidiaries during the most recent calendar year (on an mcf basis).
Section 9.18    Swap Agreements.
(a)    The Parent Group will not, and will not permit any Restricted Subsidiary to, enter into any Swap Agreements with any Person other than (i) Swap Agreements in respect of commodities (A) with an Approved Counterparty and (B) the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed (and for each month during the period during which such Swap Agreement is in effect), for each full calendar month during the forthcoming sixty (60) consecutive full calendar months following the date of determination, eighty-five percent (85%) of the reasonably anticipated production for each of crude oil and natural gas, calculated separately, in each case, as such production is projected from the Borrower’s and its Restricted Subsidiaries’ Oil and Gas Properties as set forth on the most recent Reserve Report delivered pursuant to the terms of this Agreement; provided, that (x) the Borrower may update such projections by providing the Administrative Agent an internal report prepared by or under the supervision of the chief engineer of the Borrower and any additional informational reasonably requested by the Administrative Agent that is, in each case, reasonably satisfactory to the Administrative Agent (and shall include new reasonably anticipated Hydrocarbon production from new wells or other production improvements and any dispositions, well shut-ins and other reductions of, or decreases to, production) and (y) the Borrower may purchase puts and floors the notional volumes for which exceed the foregoing percentage limitations (but which do not cause all notional volumes hedged to exceed 100% of the Current Production for any period beyond the last day of the second calendar year following the calendar year in which such puts and/or floors are purchased) (the Swap Agreements described in this clause (i), the “Ongoing Commodity Hedges”), (ii) Swap Agreements in respect of interest rates with an Approved Counterparty, as follows: (A) Swap Agreements effectively converting interest rates from fixed to floating, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Restricted Subsidiaries then in effect effectively converting interest rates from fixed to floating) do not exceed 50% of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a fixed rate and (B) Swap Agreements effectively converting interest rates from floating to fixed, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Restricted Subsidiaries then in effect effectively converting interest rates from floating to fixed) do not exceed 75% of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a floating rate, (iii) any Permitted Bond Hedge Transaction(s), and (iv) any Permitted Warrant Transaction. In no event shall any Swap Agreement contain any requirement for the Borrower or any Restricted Subsidiary to post, during the term of this Agreement, collateral or margin to secure their obligations under such Swap Agreement or to cover market exposures during a Borrowing Base Period (it being understood that Swap Agreements may contain such requirements during an Investment Grade Period), and in no event shall (1) any Swap Agreements in respect of interest rates have a term beyond 48 months from the date of execution thereof or (2) any Swap Agreements in respect of commodities have a term beyond 60 months from the date of execution thereof.
(b)    In addition to the Ongoing Commodity Hedges, in connection with a proposed acquisition or merger permitted hereunder (a “Proposed Acquisition”), the Credit Parties may also enter into Swap Agreements in respect of commodities with an Approved Counterparty, the notional volumes for which do not exceed, as of the date such Swap Agreement is executed, fifteen percent (15%) of the reasonably anticipated production (without giving effect to the Proposed Acquisition) for each of crude oil and natural gas, calculated separately, as such production is projected from the Borrower’s and its Restricted Subsidiaries’ Oil and Gas Properties as set forth on the most recent Reserve Report delivered pursuant to the terms of this Agreement (provided, that the Borrower may update such projections by providing the Administrative Agent an internal report prepared by or under the supervision of the chief engineer of the Borrower and any additional informational reasonably requested by the Administrative Agent that is, in each case, reasonably satisfactory to the Administrative Agent

(and shall include new reasonably anticipated Hydrocarbon production from new wells or other production improvements and any dispositions, well shut-ins and other reductions of, or decreases to, production); provided further that any such report shall contain updated information solely in respect of Oil and Gas Properties included in the most recent Reserve Report and shall not, for the avoidance of doubt, contain any information in respect of any Oil and Gas Properties the subject of such Proposed Acquisition), for each month during the period not exceeding 36 months from the date such Swap Agreement is entered into (the “Acquisition Hedges”), during the period between (I) the date on which the Borrower or any Guarantor signs a definitive acquisition agreement in connection with a Proposed Acquisition and (II) the earliest of (x) the date such Proposed Acquisition is consummated, (y) the date such Proposed Acquisition is terminated and (z) 90 days after such definitive acquisition agreement was executed (or such longer period as to which the Administrative Agent may agree in its sole discretion); provided, however, all such Acquisition Hedges entered into with respect to a Proposed Acquisition must be terminated or unwound within 90 days following the date such Proposed Acquisition is terminated (it being understood, for avoidance of doubt, that the Acquisition Hedges may be permitted as Ongoing Commodity Hedges to the extent such Acquisition Hedges could then be entered into pursuant to Section 9.18(a)).
(c)    Except as permitted by Section 9.12(d), the Parent Group will not, and will not permit any Restricted Subsidiary to Liquidate, or create any off-setting positions in respect of any hedge position in respect of commodities (whether evidenced by a floor, put or Swap Agreement), without the prior written consent of the Majority Lenders.
Section 9.19    Covenants of Parent and Chord LLC. The Parent and Chord LLC covenant and agree with the Administrative Agent and the Lenders that neither the Parent nor Chord LLC shall own or lease any Oil and Gas Properties that are included in the Borrowing Base nor be the operator under any operating agreement governing operations thereon.
Section 9.20    Non-Qualified ECP Guarantors. The Parent Group shall not permit any Credit Party that is not a Qualified ECP Guarantor to own, at any time, any Oil and Gas Properties or any Equity Interests in any Restricted Subsidiaries.
Section 9.21    Canadian Defined Benefit Pension Plan. Neither the Borrower nor any Subsidiaries will sponsor, administer, maintain or contribute to, or agree to do any of the following with respect to, a Canadian Defined Benefit Pension Plan.
ARTICLE X
EVENTS OF DEFAULT; REMEDIES
Section 10.01    Events of Default. One or more of the following events shall constitute an “Event of Default”:
(a)    the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof, by acceleration or otherwise.
(b)    the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 10.01(a)) payable under any Loan

Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five (5) Business Days.
(c)    any representation or warranty made or deemed made by or on behalf of the Parent Group or any Subsidiary in or in connection with any Loan Document or any amendment or modification of any Loan Document or waiver under such Loan Document, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects).
(d)    the Parent Group or any Restricted Subsidiary shall fail to observe or perform any covenant, condition or agreement applicable to it contained in (x) Section 8.01(i), Section 8.01(l), Section 8.02(a), Section 8.03, Section 8.13, Section 8.18 or in Article IX or (y) Section 5.09 of the Guaranty and Security Agreement.
(e)    the Parent Group or any Restricted Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in this Agreement applicable to it (other than those specified in Section 10.01(a), Section 10.01(b) or Section 10.01(d)) or any other Loan Document, and such failure shall continue unremedied for a period of thirty (30) days after the earlier to occur of (i) notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of the Majority Lenders) or (ii) a Responsible Officer of the Borrower or such Restricted Subsidiary otherwise becoming aware of such default.
(f)    Any Credit Party or any Restricted Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable and such failure continues beyond any applicable grace period.
(g)    any event or condition (other than customary change of control or asset sale tender offer provisions of any agreement governing any Debt permitted under Section 9.02 which would require a mandatory prepayment or redemption of the Debt arising thereunder) occurs that results in any Material Indebtedness of the Credit Parties or any Restricted Subsidiary becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the Redemption thereof or any offer to Redeem to be made in respect thereof, prior to its scheduled maturity or require any Credit Party or any Restricted Subsidiary to make an offer in respect thereof and such event or condition continues beyond any applicable grace period.
(h)    an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Parent Group or any Restricted Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator, interim receiver, receiver and manager, monitor or similar official for the Parent Group or any Restricted Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for thirty (30) days or an order or decree approving or ordering any of the foregoing shall be entered.
(i)    the Parent Group or any Restricted Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 10.01(h), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator, interim receiver, receiver and manager, monitor or similar official for each member of the Parent Group or any Restricted Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing.
(j)    the Parent Group or any Restricted Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due.
(k)    (i) one or more judgments for the payment of money in an aggregate amount in excess of $75,000,000 (to the extent not covered by independent third party insurance provided as to which the insurer does not dispute coverage and is not subject to an insolvency proceeding) or (ii) any one or more non-monetary judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, shall be rendered against the Parent Group, any Restricted Subsidiary or any combination thereof and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Parent Group or any Restricted Subsidiary to enforce any such judgment.
(l)    the Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof or as otherwise acceptable to the Administrative Agent in its sole discretion, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms against the Borrower or a Guarantor or shall be repudiated by any of them, or cease to create a valid and perfected Lien of the priority required thereby on any of the Collateral purported to be covered thereby with a fair market value greater than $15,000,000, except to the extent permitted by the terms of this Agreement, or the Parent Group or any Restricted Subsidiary or any of their Affiliates shall so state in writing.
(m)    an ERISA Event or Canadian Pension Plan Termination Event shall have occurred that, when taken together with all other ERISA Events and Canadian Pension Plan Termination Events that have occurred, would reasonably be expected to result in liability of the Borrower, its Subsidiaries and the ERISA Affiliates in an aggregate amount in excess of $75,000,000.
(n)    a Change in Control shall occur.

(o)    At any time that any Permitted Secured Term Debt is outstanding, the Junior Lien Intercreditor Agreement or the Pari Passu Lien Intercreditor Agreement, as applicable, with respect thereto shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with its terms against the Parent Group, any other Guarantor, the agent for the lenders of such Permitted Secured Term Debt or any other party thereto, or shall be repudiated by any of them, or cease to establish the relative Lien priorities required or purported thereby, or the Parent Group, any other Guarantor, such agent or any of their respective Affiliates shall so state in writing.
Section 10.02    Remedies.
(a)    In the case of an Event of Default other than one described in Section 10.01(h), Section 10.01(i) or Section 10.01(j), at any time thereafter during the continuance of such Event of Default, the Administrative Agent may, and at the request of the Majority Lenders, shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Notes and the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents (including, without limitation, the payment of cash collateral to secure the LC Exposure as provided in Section 2.08(j)), shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor; and in case of an Event of Default described in Section 10.01(h), Section 10.01(i) or Section 10.01(j), the Commitments shall automatically terminate and the Notes and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and the other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents (including, without limitation, the payment of cash collateral to secure the LC Exposure as provided in Section 2.08(j)), shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor.
(b)    In the case of the occurrence of an Event of Default, the Administrative Agent and the Lenders will have all other rights and remedies available at law and equity.
(c)    All proceeds realized from the liquidation or other disposition of Collateral or otherwise received after maturity of the Notes, whether by acceleration or otherwise, shall be applied:
(i)    first, to payment or reimbursement of that portion of the Indebtedness constituting fees, expenses and indemnities payable to the Administrative Agent in its capacity as such;

(ii)    second, pro rata to payment or reimbursement of that portion of the Indebtedness constituting fees, expenses and indemnities payable to the Lenders;
(iii)    third, pro rata to payment of accrued interest on the Loans;
(iv)    fourth, pro rata to payment of (A) principal outstanding on the Loans, (B) LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time and (C) Secured Swap Indebtedness owing to Secured Swap Parties;
(v)    fifth, pro rata to any other Indebtedness owing to the Secured Parties and to cash collateral to be held by the Administrative Agent to secure the remaining LC Exposure in an amount equal to 102.5% of such remaining LC Exposure; and
(vi)    sixth, any excess, after all of the Indebtedness shall have been indefeasibly paid in full in cash, shall be paid to the Borrower or as otherwise required by any Governmental Requirement.
Notwithstanding the foregoing, amounts received from the Borrower or any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder shall not be applied to any Excluded Swap Obligations (it being understood, that in the event that any amount is applied to Indebtedness other than Excluded Swap Obligations as a result of this clause, the Administrative Agent shall make such adjustments as it determines are appropriate to distributions pursuant to clause fourth above from amounts received from “eligible contract participants” under the Commodity Exchange Act or any regulations promulgated thereunder to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Indebtedness described in clause fourth above by the holders of any Excluded Swap Obligations are the same as the proportional aggregate recoveries with respect to other Indebtedness pursuant to clause fourth above).
ARTICLE XI
THE AGENTS
Section 11.01    Appointment; Powers. Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article (excluding Section 11.06 and Section 11.10) are solely for the benefit of the Administrative Agent and the Lenders, and no Credit Party shall have rights as a third-party beneficiary of any of such provisions (other than in respect of Sections 11.01, 11.06 and 11.10). Each of the Lenders, by its execution hereof, authorizes and directs the Administrative Agent to execute and deliver the Security Instruments, binding the Lenders to the terms thereof.
Section 11.02    Duties and Obligations of Administrative Agent. The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan

Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (the use of the term “agent” herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law; rather, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties), (b) the Administrative Agent shall have no duty to take any discretionary action or exercise any discretionary powers, except as provided in Section 11.03, and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent Group or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Parent Group or a Lender, and shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or as to those conditions precedent expressly required to be to the Administrative Agent’s satisfaction, (vi) the existence, value, perfection or priority of any collateral security or the financial or other condition of the Parent Group and its Subsidiaries or any other obligor or guarantor, or (vii) any failure by the Parent Group or any other Person (other than itself) to perform any of its obligations hereunder or under any other Loan Document or the performance or observance of any covenants, agreements or other terms or conditions set forth herein or therein. For purposes of determining compliance with the conditions specified in Article VI, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed closing date specifying its objection thereto.
The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Industry Competitors. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is an Industry Competitor or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Industry Competitor.
Section 11.03    Action by Administrative Agent. The Administrative Agent shall have no duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Majority Lenders, Required Lenders or the Lenders, as applicable, (or such other number or percentage or Class of the Lenders as shall be necessary under the circumstances as provided in Section 12.02) and in all cases the Administrative Agent shall be fully justified in failing or refusing to act hereunder or under any other Loan Documents unless it shall (a) receive written instructions from the Majority Lenders, Required Lenders or the Lenders, as applicable, (or such other number or percentage or Class of the Lenders as shall be necessary under the circumstances as provided in Section 12.02) specifying the action to be taken and (b) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions as aforesaid and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a Default has occurred and is continuing, then the Administrative Agent shall take such action with respect to such Default as shall be directed by the requisite Lenders in the written instructions (with indemnities) described in this Section 11.03, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Administrative Agent be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement, the Loan Documents or applicable law. No Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Majority Lenders, Required Lenders or the Lenders, as applicable, (or such other number or percentage or Class of the Lenders as shall be necessary under the circumstances as provided in Section 12.02), and otherwise no Agent shall be liable for any action taken or not taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith INCLUDING ITS OWN ORDINARY NEGLIGENCE, except for its own gross negligence or willful misconduct.
Section 11.04    Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon and each of the members of the Parent Group, the Lenders and the Issuing Bank hereby waives the right to dispute the Administrative Agent’s record of such statement, except in the case of gross negligence or willful misconduct by the Administrative Agent. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent.
Section 11.05    Subagents. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the

Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding Sections of this Article XI shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.
Section 11.06    Resignation of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided in this Section 11.06, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower, and the Administrative Agent may be removed at any time by the Required Lenders if the Administrative Agent, in its capacity as a Lender, is a Defaulting Lender at such time. Upon any such resignation or removal, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation or removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent’s resignation hereunder, the provisions of this Article XI and Section 12.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent.
Section 11.07    Agents as Lenders. Each bank serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Parent Group or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.
Section 11.08    No Reliance. Each Lender expressly acknowledges that none of the Administrative Agent, the Arranger or any of their respective Related Parties has made any representations or warranties to it and that no act taken or failure to act by the Administrative Agent, the Arranger or any of their respective Related Parties, including any consent to, and acceptance of any assignment or review of the affairs of the Borrower and its Subsidiaries or Affiliates shall be deemed to constitute a representation or warranty of the Administrative Agent, the Arranger or any of their respective Related Parties to any Lender, any Issuing Bank or any other Secured Party as to any matter, including whether the Administrative Agent, the Arranger or any of their respective Related Parties have disclosed material information in their (or their respective Related Parties’) possession. Each Lender and each Issuing Bank expressly acknowledges, represents and warrants to the Administrative Agent and the Arranger that (a) the Loan Documents set forth the terms of a commercial lending facility, (b) it is engaged in making, acquiring, purchasing or holding commercial loans in the ordinary course and is entering into this Agreement and the other Loan Documents to which it is a party as a Lender for the purpose of making, acquiring, purchasing and/or holding the commercial loans set forth herein as may be applicable to it, and not for the purpose of investing in the general performance or operations of the Borrower and its Subsidiaries, or for the purpose of making, acquiring, purchasing or holding any other type of financial instrument such as a security, (c) it is sophisticated with respect to decisions to make, acquire, purchase or hold the commercial loans applicable to it and either it or the Person exercising discretion in making its decisions to make, acquire, purchase or hold such commercial loans is experienced in making, acquiring, purchasing or holding commercial loans, (d) it has, independently and without reliance upon the Administrative Agent, the Arranger, any other Agent or any other Lender or any of their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and appraisal of, and investigations into, the business, prospects, operations, property, assets, liabilities, financial and other condition and creditworthiness of the Borrower and its Subsidiaries, all applicable bank or other regulatory applicable laws relating to the Transactions and the transactions contemplated by this Agreement and the other Loan Documents and (e) it has made its own independent decision to enter into this Agreement and each other Loan Document to which it is a party and to extend credit hereunder and thereunder. Each Lender and each Issuing Bank also acknowledges and agrees that (ii) it will, independently and without reliance upon the Administrative Agent, the Arranger, any other Agent or any other Lender or any of their respective Related Parties (A) continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder based on such documents and information as it shall from time to time deem appropriate and its own independent investigations and (B) continue to make such investigations and inquiries as it deems necessary to inform itself as to the Borrower and its Subsidiaries and (ii) it will not assert any claim under any federal or state securities law or otherwise in contravention of this Section 11.08. The Agents shall not be required to keep themselves informed as to the performance or observance by the Borrower or any of its Subsidiaries of this Agreement, the Loan Documents or any other document referred to or provided for herein or to inspect the Properties or books of the Borrower or its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent or the Arranger shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of such Agent or any of its Affiliates. In this regard, each Lender acknowledges that Simpson Thacher & Bartlett LLP is acting in this transaction as special counsel to the Administrative Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.
Section 11.09    Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Borrower or any of its Subsidiaries, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Indebtedness that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 12.03) allowed in such judicial proceeding; and
(b)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 12.03.
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Indebtedness or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.
Section 11.10    Authority of Administrative Agent to Release Collateral and Liens.
(a)    Each Lender and the Issuing Bank hereby authorizes the Administrative Agent to (i) release any Collateral or Guarantor that is permitted to be sold or released pursuant to the terms of the Loan Documents and (ii) execute and deliver to the Borrower, at the Borrower’s sole cost and expense, any and all releases of Liens, termination statements, assignments or other documents reasonably requested by the Borrower in connection with any Disposition of Property or release of a Guarantor to the extent such Disposition or release of Guarantor is permitted by the terms of Section 9.12 or is otherwise authorized by the terms of the Loan Documents.
(b)    Upon the commencement of any Investment Grade Period, the Administrative Agent’s Lien and security interests in the collateral under the Security Instruments shall automatically terminate and be released (without notice to, or vote or consent of, any Lender or any other Secured Party), and the Administrative Agent shall execute and deliver to the Credit Parties or the Credit Parties’ designee, at the Credit Parties’ expense, all Uniform Commercial Code termination statements and similar documents that the Credit Parties shall reasonably request from time to time to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 11.10(b) shall be without recourse to or warranty by the Administrative Agent.
Section 11.11    The Arranger. The Arranger shall have no duties, responsibilities or liabilities under this Agreement.

Section 11.12    Erroneous Payments.
(a)    Each Lender and the Issuing Bank hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or the Issuing Bank that the Administrative Agent has determined in its sole discretion that any funds received by such Lender or the Issuing Bank from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Lender or the Issuing Bank (whether or not known to such Lender or the Issuing Bank) or (ii) it receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, (y) that was not preceded or accompanied by a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment or (z) that such Lender or the Issuing Bank otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) then, in each case an error in payment has been made (any such amounts specified in clause (i) or (ii) of this Section 11.12(a), whether received as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, an “Erroneous Payment”) and the Lender or the Issuing Bank, as the case may be, is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment and to the extent permitted by applicable law, such Lender or the Issuing Bank shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(b)    Without limiting the immediately preceding clause (a), each Lender and the Issuing Bank agrees that, in the case of clause (a)(ii) above, it shall promptly (and, in all events, within one Business Day of its knowledge (or deemed knowledge) of such error) notify the Administrative Agent in writing of such occurrence and, in the case of either clause (a)(i) or (a)(ii) above upon demand from the Administrative Agent, it shall promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender or the Issuing Bank to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(c)    Each member of the Parent Group hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) has been demanded by the Administrative Agent pursuant to Section 11.12(b) and has not been recovered from any Lender or the Issuing Bank that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender or the Issuing Bank with respect to such amount unless and until such amounts are recovered by the Administrative Agent, (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Indebtedness owed by the Parent Group or any other Credit Party and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Indebtedness, the Indebtedness or any part thereof that was so credited, and all rights of the applicable Lender or the Issuing Bank (as subrogated by the Administrative Agent pursuant to the terms of clause (x) above), the Administrative Agent or other Secured Party, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received.
(d)    The Credit Parties’ agreements, and the Administrative Agent’s, the Issuing Bank’s and each Lender’s obligations, under this Section 11.12 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, and Payment in Full.
Section 11.13    INTERCREDITOR AGREEMENT. UPON THE ENTRY OF THE BORROWER OR ANY CREDIT PARTY INTO ANY AGREEMENT TO BORROW OR ISSUE ANY PERMITTED SECURED TERM DEBT FROM ANY PERSON, EACH LENDER HEREBY (a) INSTRUCTS AND AUTHORIZES THE ADMINISTRATIVE AGENT TO PROMPTLY EXECUTE AND DELIVER THE APPLICABLE INTERCREDITOR AGREEMENT ON ITS BEHALF IN CONNECTION THEREWITH, (b) AUTHORIZES AND DIRECTS THE ADMINISTRATIVE AGENT TO EXERCISE ALL OF THE ADMINISTRATIVE AGENT’S RIGHTS AND TO COMPLY WITH ALL OF ITS OBLIGATIONS UNDER SUCH INTERCREDITOR AGREEMENT, (c) AGREES THAT THE ADMINISTRATIVE AGENT MAY TAKE ACTIONS ON ITS BEHALF AS IS CONTEMPLATED BY THE TERMS OF SUCH INTERCREDITOR AGREEMENT AND (d) UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT AT ALL TIMES FOLLOWING THE EXECUTION AND DELIVERY OF SUCH INTERCREDITOR AGREEMENT, SUCH LENDER (AND EACH OF ITS SUCCESSORS AND ASSIGNS) SHALL BE BOUND BY THE TERMS THEREOF.
ARTICLE XII
MISCELLANEOUS
Section 12.01    Notices.
(a)    Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 12.01(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or e-mail, as follows:
(i)    if to any member of the Parent Group, to it at 1001 Fannin, Suite 1500, Houston, Texas 77002, Attention of Richard N. Robuck (Facsimile No. (713) 574-1759, e-mail address: Richard.Robuck@chordenergy.com);
(ii)    if to the Administrative Agent, to it at 1000 Louisiana, Suite 900, Houston, Texas, 77002; Attention of Ed Pak (Facsimile No. (713) 651-8101, e-mail address: Edward.Pak@wellsfargo.com), with a copy to WLS Charlotte Agency Services

(Facsimile No. (704) 590-2782, email address: Donna.Verwold@wellsfargo.com), 1525 W. WT Harris Blvd., Charlotte, NC 28262;
(iii)    if to Wells Fargo, in its capacity as a Swingline Lender, to it at the address set forth in clause (ii) above; and
(iv)    if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.
(b)    Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including email and Internet websites) in accordance with Section 8.01 or otherwise pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II, Article III, Article IV and Article V unless otherwise agreed by the Administrative Agent and the Issuing Bank or Swingline Lender, as applicable. The Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
(c)    Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt; provided that (i) notices and other communications sent to an email shall be deemed received upon the earlier of (x) the date of receipt and (y) the sender’s receipt of an acknowledgment from the intended recipient (such as by the “Return receipt requested” function, as available, return email or other written acknowledgment); and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the date such item has been posted to (A) a website address previously identified to the Administrative Agent and the Lenders in accordance with the provisions hereof or (B) the SEC’s EDGAR website, as applicable.
Section 12.02    Waivers; Amendments.
(a)    No failure on the part of the Administrative Agent, any other Agent, the Issuing Bank or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, power or privilege, under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Administrative Agent, any other Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 12.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any other Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time. In the case of any waiver, the Borrower, the other Credit Parties, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; it being understood that no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.
(b)    Neither this Agreement nor any provision hereof nor any Security Instrument nor any other Loan Document nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Majority Lenders or by the Borrower and the Administrative Agent with the consent of the Majority Lenders; provided that no such agreement shall (i) increase the Maximum Credit Amount or Elected Revolving Commitment of any Lender without the written consent of such Lender (provided that any Lender may increase the amount of its Elected Revolving Commitment without the consent of any other Lender, including the Majority Lenders, in accordance with Section 2.06(c)(i)), (ii) increase the Borrowing Base without the written consent of each Lender, decrease or maintain the Borrowing Base without the consent of the Required Lenders, or modify Section 2.07 in any manner that results in an increase in the Borrowing Base without the consent of each Lender, except as expressly contemplated by the Agreement with respect to the commencement or termination of any Investment Grade Period, (iii) reduce the principal amount of any Loan or LC Disbursement without the written consent of each Lender affected thereby, (iv) reduce the rate of interest thereon (it being understood that only the consent of the Majority Lenders shall be necessary to waive any obligation of the Borrower to pay default interest), or reduce, or waive or excuse the payment of, any fees or any other Indebtedness hereunder or under any other Loan Document owed to any Lender, without the written consent of such Lender, (v) postpone the scheduled date of payment or prepayment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or the scheduled date of any fees or any other Indebtedness payable hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment (it being understood that only the consent of the Majority Lenders shall be necessary to waive any obligation of the Borrower to pay default interest), or postpone or extend the Termination Date or amend Section 2.08(c) in a manner that would permit the expiration of any Letter of Credit to occur after the Maturity Date without the written consent of each Lender affected thereby, (vi) change Section 4.01(b) or Section 4.01(c) or any other term or condition hereof in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (vii) waive or amend Section 2.11, Section 2.12, Section 3.04(c), Section 6.01, Section 8.13, Section 10.02(c) or Section 12.14 or change the definition of the terms “Domestic Subsidiary”, “Foreign Subsidiary”, “Material Subsidiary”, “Specified Canadian Subsidiary” or “Subsidiary”, without the written consent of each Lender (other than any Defaulting Lender), (viii) release any Guarantor (except as set forth in the Guaranty and Security Agreement, the Canadian Guarantee and Security Agreement or as provided for in Section 11.10), release all or substantially all of the collateral or (A) subordinate, or have the effect of subordinating, the Liens on all or substantially all of the collateral or (B) subordinate in right of payment on the Indebtedness hereunder to payment on any other Debt (in each case other than as provided in Section 11.10), or reduce the percentage set forth in Section 8.13, without the written consent of each Lender (other than any Defaulting Lender), (ix) subordinate the Indebtedness to any other Debt, without the written consent of each Lender directly affected thereby, (x) lengthen the term of any Revolving Loan Extension Period without the written consent of each affected Lender (other than any Defaulting Lender), (xi) change any of the provisions of this Section 12.02(b) or the definitions of “Applicable Revolving Percentage”, “Applicable Term Loan Percentage”, “Majority Lenders”, “Majority Revolving Lenders”, “Majority Term Lenders” or “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Documents or make any determination or grant any consent hereunder or any other Loan Documents, without the written consent of each Lender, (xii) (A) amend, modify or waive any condition precedent set forth in Section 2.08 or Section 6.02 without the consent of the Majority Revolving Lenders or (B) amend or modify the definition of “Available Borrowing Base”, “Borrowing Base”, “Borrowing Base Deficiency”, “Borrowing Base Properties”, “Excess Cash”, “Total Revolving Commitments Utilization Percentage”, Section 8.11, Section 8.12 or Section 8.13, in each case without the consent of the Majority Revolving Lenders and the Majority Lenders, (xiii) amend, modify or otherwise affect in any adverse manner, the interests, rights or obligations of the Revolving Lenders hereunder if such waiver, amendment or modification affects the interests, rights or obligations of the Revolving Lenders in a manner substantially different from and more adverse than the effect of such waiver, amendment or modification on the Term Lenders without the written consent of the Majority Revolving Lenders and the Majority Lenders, (xiv) amend, modify or otherwise affect in any adverse manner, the interests, rights or obligations of the Term Lenders hereunder if such waiver, amendment or modification affects the interests, rights or obligations of the Term Lenders in a manner substantially different from and more adverse than the effect of such waiver, amendment or modification on the Revolving Lenders without the written consent of the Majority Term Lenders and the Majority Lenders; provided, further that (i) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any other Agent, the Swingline Lender or the Issuing Bank hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, such other Agent, the Swingline Lender or the Issuing Bank, as the case may be and (ii) the consent of Lenders holding more than 50% of any Class of Commitments or Loans shall be required with respect to any amendment that by its terms adversely affects the rights of such Class in respect of payments or Collateral hereunder in a manner different than such amendment affects other Classes. Notwithstanding the foregoing, any supplement to Schedule 7.14 (Subsidiaries) shall be effective simply by delivering to the Administrative Agent a supplemental schedule clearly marked as such and, upon receipt, the Administrative Agent will promptly deliver a copy thereof to the Lenders; provided that no redesignation of any Subsidiary as “Restricted” or “Unrestricted” shall be effective unless such redesignation is in compliance with Section 9.04(b). Notwithstanding anything herein to the contrary, the Administrative Agent and the Borrower may, without the consent of any Lender, (u) enter into amendments or modifications to this Agreement or any of the other Loan Documents or enter into additional Loan Documents in order to incorporate any more restrictive terms set forth in any Permitted Pari Term Loan Debt or Permitted Junior Lien Term Loan Debt (in each case as contemplated by each of the definitions thereof), (v) enter into amendments or modifications to this Agreement or any of the other Loan Documents or enter into additional Loan Documents in order to implement any Benchmark Replacement or any

Conforming Changes or otherwise effectuate the terms of Section 3.02(g) or Section 3.03(c) in accordance with the terms of such section, as applicable, (w) effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional Property to become Collateral for the benefit of the Secured Parties, or as required by local law to give effect to, or protect any security interest for the benefit of the Secured Parties, in any Property or so that the security interests therein comply with applicable law and/or this Agreement or in each case to otherwise enhance the rights or benefits of any Lender under any Loan Document, (x) amend the definitions of “Issuing Bank” and “LC Commitment”, “LC Commitment (dollar)” or “LC Commitment (Canadian Dollar)” to add an Issuing Bank, remove an Issuing Bank or modify the LC Commitment, “LC Commitment (dollar)” or “LC Commitment (Canadian Dollar)” of any Issuing Bank with the consent solely of the Borrower, the Administrative Agent and such Issuing Bank (and the consent of the Majority Lenders or any other Class of Lenders shall not be required), (y) amend the definitions of “Swingline Lender” and “Swingline Commitment” to add a Swingline Lender, remove a Swingline Lender or modify the amount of the Swingline Commitment, with the consent solely of the Borrower, the Administrative Agent and the Swingline Lender (and the consent of the Majority Lenders or any other Class of Lenders shall not be required), and (z) amend this Agreement or any other Loan Document without the consent of the Lenders in order to correct, amend or cure any ambiguity, inconsistency or defect or correct any typographical error or other manifest error in any Loan Document. In connection with the foregoing provisions, the Administrative Agent may, but shall have no obligation to, with the consent of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender whose consent is required hereunder.
(c)    In connection with the incurrence by the Parent, the Borrower or any of its Restricted Subsidiaries of Permitted Secured Term Debt, the Administrative Agent and the Borrower (without the consent of any Lender or the Issuing Bank) shall be permitted to enter into any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to any then-existing applicable Intercreditor Agreement (each, an “Intercreditor Agreement Document”), in each case as may be reasonably requested by the Borrower and agreed by the Administrative Agent; provided that no such Intercreditor Agreement Document shall be adverse, in any material respect, to the interests of the Lenders (as determined by Administrative Agent in its sole discretion). The Lenders and the Issuing Bank hereby authorize the Administrative Agent to take any action contemplated by the preceding sentence, and any such Intercreditor Agreement Document shall be effective notwithstanding the provisions of this Section 12.02.
Section 12.03    Expenses, Indemnity; Damage Waiver.
(a)    The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable and documented out-of-pocket fees, charges and disbursements of one firm of primary legal counsel and one firm of local counsel in each relevant jurisdiction and other reasonably necessary outside consultants for the

Administrative Agent, the reasonable and documented travel, photocopy, mailing, courier, telephone and other similar out-of-pocket expenses, and the cost of environmental audits, surveys and appraisals, in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration (both before and after the execution hereof and including advice of counsel to the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of this Agreement and the other Loan Documents and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all costs, expenses, Other Taxes, assessments and other charges incurred by any Agent or any Lender in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any Security Instrument or any other document referred to therein, (iii) all reasonable and documented out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, and (iv) all documented out-of-pocket expenses incurred by any Agent, the Swingline Lender, the Issuing Bank or any Lender, including the reasonable fees, charges and disbursements of one firm of primary legal counsel and one firm of local counsel in any relevant jurisdiction for any Agent, the Swingline Lender, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including its rights under this Section 12.03, or in connection with the Loans made or Letters of Credit issued hereunder, including, without limitation, all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit, except in the case of out-of-pocket expenses described in this clause (iv) to the extent that Section 12.03(b) expressly provides that the Borrower shall not indemnify such party for such out-of-pocket expenses.
(b)    THE BORROWER SHALL INDEMNIFY EACH AGENT, THE ARRANGER, THE SWINGLINE LENDER, THE ISSUING BANK AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE REASONABLE FEES, CHARGES AND DISBURSEMENTS OF ONE FIRM OF LEGAL COUNSEL FOR ALL INDEMNITEES (AND, IF NECESSARY BY A SINGLE FIRM OF LOCAL COUNSEL IN EACH APPROPRIATE JURISDICTION FOR ALL INDEMNITEES, TAKEN AS A WHOLE (AND, IN THE CASE OF AN ACTUAL OR PERCEIVED CONFLICT OF INTEREST WHERE THE INDEMNITEES AFFECTED BY SUCH CONFLICT INFORM THE BORROWER OF SUCH CONFLICT, OF ANOTHER FIRM OF COUNSEL FOR SUCH AFFECTED INDEMNITEES)), INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY (OTHER THAN EXPENSES IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS DATED OF EVEN DATE HEREWITH, WHICH EXPENSES SHALL ONLY BE PAID BY THE

BORROWER TO THE EXTENT PROVIDED IN SECTION 12.03(A)), (ii) THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, (iii) THE FAILURE OF THE BORROWER OR ANY RESTRICTED SUBSIDIARY TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (iv) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF THE BORROWER OR ANY GUARANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (v) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM, INCLUDING, WITHOUT LIMITATION, ANY REFUSAL BY THE ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT, OR THE PAYMENT OF A DRAWING UNDER ANY LETTER OF CREDIT NOTWITHSTANDING THE NON-COMPLIANCE, NON-DELIVERY OR OTHER IMPROPER PRESENTATION OF THE DOCUMENTS PRESENTED IN CONNECTION THEREWITH, (vi) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, (vii) THE OPERATIONS OF THE BUSINESS OF THE BORROWER AND ITS SUBSIDIARIES BY THE BORROWER AND ITS SUBSIDIARIES, (viii) ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY INSTRUMENTS, (ix) ANY LIABILITY UNDER ENVIRONMENTAL LAW ARISING OUT OF THE OPERATIONS OF BORROWER OR ANY SUBSIDIARY OR ANY OF THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION, THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT, DISPOSAL, ARRANGEMENT OF DISPOSAL OR TREATMENT OF HAZARDOUS MATERIALS ON ANY OF THEIR PROPERTIES, (x) THE BREACH OR NON-COMPLIANCE BY THE BORROWER OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY, (xi) THE PAST OWNERSHIP BY THE BORROWER OR ANY SUBSIDIARY OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (xii) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF HAZARDOUS MATERIALS BY BORROWER OR ANY SUBSIDIARY ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE BORROWER OR ANY SUBSIDIARY OR ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, (xiii) ANY LIABILITY UNDER ENVIRONMENTAL LAW RELATED IN ANY WAY TO THE BORROWER OR ANY OF ITS SUBSIDIARIES, (xiv) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, OR (xv) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR

PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, AND SUCH INDEMNITY SHALL EXTEND TO EACH INDEMNITEE NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, INCLUDING ITS OWN ORDINARY NEGLIGENCE, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNITEES; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE; PROVIDED THAT THE BORROWER SHALL NOT INDEMNIFY ANY INDEMNITEE FOR (A) ANY FINANCIAL LIABILITIES OF A LENDER TO THE PARENT GROUP OR ANY RESTRICTED SUBSIDIARY PURSUANT TO AND IN ACCORDANCE WITH THE TERMS OF A SWAP AGREEMENT, (B) CLAIMS SOLELY BETWEEN OR AMONG INDEMNITEES TO THE EXTENT NOT RELATED TO AN ACT OR OMISSION OF ANY MEMBER OF THE PARENT GROUP OR ANY SUBSIDIARY (OTHER THAN ANY CLAIMS AGAINST AN INDEMNITEE IN ITS CAPACITY OR IN FULFILLING ITS ROLE AS AN AGENT OR ISSUING BANK UNDER THIS AGREEMENT) AND (C) LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES THAT ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO BE A DIRECT RESULT OF A MATERIAL BREACH OF THIS AGREEMENT BY SUCH INDEMNITEE. THIS SECTION 12.03(B) SHALL NOT APPLY WITH RESPECT TO TAXES OTHER THAN ANY TAXES THAT REPRESENT LOSSES, CLAIMS, OR DAMAGES ARISING FROM A NON-TAX CLAIM.
(c)    To the extent that the Borrower fails to pay any amount required to be paid by it to any Agent, the Arranger, the Swingline Lender or the Issuing Bank under Section 12.03(a) or (b), each Lender severally agrees to pay to such Agent, the Arranger, the Swingline Lender or the Issuing Bank, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent, the Arranger or the Issuing Bank in its capacity as such.
(d)    No party hereto shall assert, and each party hereto does hereby waive, any claim against any other party hereto and each Indemnitee on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of

Credit or the use of the proceeds thereof; provided that, nothing in this clause (d) shall relieve the Parent or the Borrower of any obligation it may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. None of the Arranger, the Issuing Bank, the Swingline Lender or any Lender, or any Related Party of any of the foregoing Persons shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby except to the extent such damages result from the gross negligence or willful misconduct of such Person as determined by a court of competent jurisdiction by final and nonappealable judgment.
(e)    All amounts due under this Section 12.03 shall be payable not later than thirty (30) days after written demand therefor; provided, however, that such Indemnitee shall promptly refund such amount to the extent that there is a final judicial determination that such Indemnitee was not entitled to indemnification rights with respect to such payment pursuant to the express terms of this Section 12.03.
Section 12.04    Successors and Assigns.
(a)    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 12.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in Section 12.04(c)) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)
(i)    Subject to the conditions set forth in Section 12.04(b)(B), any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:
(A)    the Borrower, provided that (1) no consent of the Borrower shall be required (x) if such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund or (y) if an Event of Default has occurred and is continuing and (2) the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof;

(B)    the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment: (1) by a Revolving Lender of all or a portion of its Revolving Commitment and Revolving Loans at the time owing to it (and participations in Letters of Credit and LC Disbursements), to an assignee that is a Revolving Lender, an Affiliate of a Revolving Lender or an Approved Revolving Fund; and (2) by a Term Lender of all or a portion of its Term Commitment and Term Loans at the time owing to it, to an assignee that is a Term Lender, an Affiliate of a Term Lender or an Approved Term Fund; and
(C)    the Issuing Bank; provided that no consent of the Issuing Bank shall be required for an assignment by a Term Lender of all or a portion of its Term Commitment and Term Loans at the time owing to it.
(ii)    Assignments shall be subject to the following additional conditions:
(A)    except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;
(B)    each total and partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, with respect to the Loan or the Commitment assigned (it being understood that assignments under separate Facilities shall not be required on a pro rata basis);
(C)    the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500;
(D)    the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire;
(E)    no such assignment shall be made to an Excluded Lender; and
(F)    in no event may any Lender assign all or a portion of its rights and obligations under this Agreement to the Borrower or any Affiliate of the Borrower.

(iii)    Subject to Section 12.04(b)(iv) and the acceptance and recording thereof, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 5.01, Section 5.02, Section 5.03 and Section 12.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.04(c).
(iv)    The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Maximum Credit Amount and Elected Revolving Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive (absent manifest error), and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. In connection with any changes to the Register, if necessary, the Administrative Agent will reflect the revisions on Annex I and forward a copy of such revised Annex I to the Borrower, the Issuing Bank and each Lender.
(v)    Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 12.04(b) and any written consent to such assignment required by Section 12.04(b), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 12.04(b).
(c)
(i)    Any Lender may, without the consent of, or notice to, the Borrower, the Administrative Agent, the Swingline Lender or the Issuing Bank, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (a) such Lender’s obligations under this Agreement shall remain unchanged, (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (c) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and (d) no such participation may be sold to an Excluded Lender. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 12.02(b) that affects such Participant. In addition such agreement must provide that the Participant be bound by the provisions of Section 12.03. Subject to Section 12.04(c)(ii), the Borrower agrees that each Participant shall be entitled to the benefits of Section 5.01, Section 5.02 and Section 5.03 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.04(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.08 as though it were a Lender, provided such Participant agrees to be subject to Section 4.01(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Department of the Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(ii)    A Participant shall not be entitled to receive any greater payment under Section 5.01 or Section 5.03 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent or to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 5.03 unless such Participant agrees, for the benefit of the Borrower, to comply with Section 5.03(f) as though it were a Lender (it being understood that the documentation required under Section 5.03(f) shall be delivered to the participating Lender).
(d)    Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender (other than to an Excluded Lender), including, without limitation, any pledge or assignment to secure obligations to a Federal Reserve Bank or other central banking authority, and this Section 12.04 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(e)    Notwithstanding any other provisions of this Section 12.04, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Borrower and the Guarantors to file a registration statement with the SEC or to qualify the Loans under the “Blue Sky” laws of any state.
Section 12.05    Survival; Revival; Reinstatement.
(a)    All covenants, agreements, representations and warranties made by Parent and the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any other Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Section 5.01, Section 5.02, Section 12.03 and Article XI shall survive and remain in full force and effect for a period of one hundred eighty (180) days following the Maturity Date, regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement, any other Loan Document or any provision hereof or thereof.
(b)    To the extent that any payments on the Indebtedness or proceeds of any Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent’s and the Lenders’ Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Parent Group shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.
Section 12.06    Counterparts; Integration; Effectiveness.
(a)    This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
(b)    This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
(c)    Except as provided in Section 6.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.
(d)    Electronic Execution. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention.  Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof.  Without limiting the generality of the foregoing, each party hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Credit Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto)  shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.
Section 12.07    Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
Section 12.08    Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (of whatsoever kind, including, without limitations obligations under Swap Agreements) at any time owing by such Lender or Affiliate to or for the credit or the account of the Parent Group or any Subsidiary against any of and all the obligations of the Parent Group or any Subsidiary owed to such Lender now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided, that the failure by any Lender to provide such notice shall not limit or affect such Lender’s rights under this Section 12.08. The rights of each Lender under this Section 12.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender or its Affiliates may have.
Section 12.09    GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.
(a)    THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW PERMITS

ANY LENDER TO CONTRACT FOR, CHARGE, RECEIVE, RESERVE OR TAKE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE STATE WHERE SUCH LENDER IS LOCATED.
(b)    ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS (UNLESS SPECIFIED OTHERWISE THEREIN) SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.
(c)    EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN SECTION 12.01 OR SUCH OTHER ADDRESS AS IS SPECIFIED PURSUANT TO SECTION 12.01 (OR ITS ASSIGNMENT AND ASSUMPTION), SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.
(d)    EACH PARTY HEREBY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; PROVIDED THAT NOTHING CONTAINED IN THIS SECTION 12.09(d) SHALL LIMIT THE BORROWER’S INDEMNIFICATION OBLIGATIONS TO THE EXTENT SET FORTH IN SECTION 12.03 TO THE EXTENT SUCH SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES ARE INCLUDED IN ANY THIRD PARTY CLAIM IN CONNECTION WITH WHICH SUCH INDEMNITEE IS OTHERWISE ENTITLED TO

INDEMNIFICATION HEREUNDER; (III) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (IV) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12.09.
Section 12.10    Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
Section 12.11    Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); provided, that for purposes of this clause, the term “Affiliate” shall not include any Industry Competitor, (b) to the extent requested by any regulatory authority purporting to have jurisdiction over such Person or its directors, officers, employees and agents, including accounts, legal counsel and other advisors, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or any other Loan Document, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 12.11, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement (other than to an Excluded Lender) or (ii) any actual or prospective counterparty (or its advisors) to any Swap Agreement relating to any member of the Parent Group and its obligations, (g) with the consent of the Borrower, (h) to any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender or to any collector of market data, (i) to the extent required by an insurance company in connection with providing insurance coverage or providing reimbursement pursuant to this Agreement or (j) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 12.11 or (y) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Parent Group. For the purposes of this Section 12.11, “Information” means all information received from the Parent Group, any Subsidiary relating to the Parent Group or any Subsidiary and their businesses, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Parent Group or a Subsidiary; provided that, in the case of information received from the Parent Group or any Subsidiary after the date hereof, if such information is clearly identified at the time of delivery as public or not confidential, or is confirmed not to be confidential by the Person who delivered such information after such delivery, such information will not be deemed “Information”. Any

Person required to maintain the confidentiality of Information as provided in this Section 12.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding anything herein to the contrary, “Information” shall not include, and the Borrower, the Borrower’s Subsidiaries, the Administrative Agent, each Lender and the respective Affiliates of each of the foregoing (and the respective partners, directors, officers, employees, agents, advisors and other representatives of the aforementioned Persons), and any other party, may disclose to any and all Persons, without limitation of any kind (i) any information with respect to the United States federal and state income tax treatment of the transactions contemplated hereby and any facts that may be relevant to understanding the United States federal or state income tax treatment of such transactions (“tax structure”), which facts shall not include for this purpose the names of the parties or any other person named herein, or information that would permit identification of the parties or such other persons, or any pricing terms or other nonpublic business or financial information that is unrelated to such tax treatment or tax structure, and (ii) all materials of any kind (including opinions or other tax analyses) that are provided to the Borrower, the Administrative Agent or such Lender relating to such tax treatment or tax structure. For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a Governmental Authority or regulatory self-regulatory authority
Section 12.12    Interest Rate Limitation. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Notes, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and (b) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the stated term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.12 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.12. To the extent that Chapter 303 of the Texas Finance Code is relevant for the purpose of determining the Highest Lawful Rate applicable to a Lender, such Lender elects to determine the applicable rate ceiling under such Chapter by the weekly ceiling from time to time in effect. Chapter 346 of the Texas Finance Code does not apply to the Borrower’s obligations hereunder.
Section 12.13    EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”
Section 12.14    Collateral Matters; Swap Agreements. The benefit of the Security Instruments and of the provisions of this Agreement relating to any Collateral securing the Indebtedness shall also extend to and be available to Secured Swap Parties on a pro rata basis (but subject to the terms of the Loan Documents, including, without limitation, provisions thereof relating to the application and priority of payments to the Persons entitled thereto) in respect of any obligations of the a Parent, the Borrower or any of its Subsidiaries which arise under Secured Swap Agreements. No Secured Swap Party shall have any voting rights under any Loan Document as a result of the existence of obligations owed to it under any such Swap Agreements.
Section 12.15    No Third Party Beneficiaries. This Agreement, the other Loan Documents, and the agreement of the Lenders to make Loans and the Issuing Bank to issue, amend, renew or extend Letters of Credit hereunder are solely for the benefit of the Parent Group and no other Person (including, without limitation, any Subsidiary of the Borrower, any obligor, contractor, subcontractor, supplier or materialsman) shall have any rights, claims, remedies or privileges hereunder or under any other Loan Document against the Administrative Agent, any other Agent, the Issuing Bank or any Lender for any reason whatsoever. There are no third party beneficiaries.
Section 12.16    USA Patriot Act Notice. Each Lender hereby notifies the Parent Group that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”), it is required to obtain, verify and record information that identifies the Parent Group, which information includes the name, tax identification and address of the Parent Group and other information that will allow such Lender to identify the Parent Group in accordance with the Act and the Beneficial Ownership Regulation.
Section 12.17    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
Section 12.18    No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each member of the Parent Group acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that: (a) (i) no fiduciary, advisory or agency relationship between the Parent Group and their respective Subsidiaries and the Administrative Agent or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether the Administrative Agent or any Lender has advised or is advising the Parent, the Borrower or any Subsidiary on other matters; (ii) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Lenders are arm’s-length commercial transactions between the Parent, the Borrower and their Subsidiaries, on the one hand, and the Administrative Agent and the Lenders, on the other hand; (iii) each member of the Parent Group has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate; and (iv) each member of the Parent Group is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b) (i) the Administrative Agent and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Parent Group or any of their Subsidiaries, or any other Person; (ii) neither the Administrative Agent nor the Lenders has any obligation to the Parent Group or any of their Subsidiaries with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Parent Group and their Subsidiaries, and neither the Administrative Agent nor the Lenders has any obligation to disclose any of such interests to the Parent Group or their respective Subsidiaries. To the fullest extent permitted by Governmental Requirement, each member of the Parent Group hereby waives and releases any claims that it may have against the Administrative Agent and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
Section 12.19    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
Section 12.20    Disposition of Proceeds. The Security Instruments contain an assignment by the Borrower and/or the other Credit Parties party thereto unto and in favor of the Administrative Agent for the benefit of the Lenders of all of the Borrower’s or each such Credit Party’s interest in and to their as-extracted collateral in the form of production and all proceeds attributable thereto which may be produced from or allocated to the Mortgaged Property. The Security Instruments further provide in general for the application of such proceeds to the satisfaction of the Indebtedness described therein and secured thereby. Notwithstanding the assignment contained in such Security Instruments, until the occurrence of an Event of Default, (a) the Administrative Agent and the Lenders agree that they will neither notify the purchaser or purchasers of such production nor take any other action to cause such proceeds to be remitted to the Administrative Agent or the Lenders, but the Lenders will instead permit such proceeds to be paid to the Borrower and its Subsidiaries and (b) the Lenders hereby authorize the Administrative Agent to take such actions as may be necessary to cause such proceeds to be paid to the Borrower and/or such Subsidiaries.
Section 12.21    Agency of the Borrower for the Other Credit Parties. Each of the other Credit Parties hereby appoints the Borrower as its agent for all purposes relevant to this Agreement and the other Loan Documents, including the giving and receipt of notices and the execution and delivery of all documents, instruments and certificates contemplated herein and therein and all modifications hereto and thereto.
Section 12.22    Existing Credit Agreement. On the Fifth Amendment Effective Date, the Existing Credit Agreement shall be amended and restated in its entirety as set forth herein. This Agreement and any Notes issued hereunder have been given in renewal, extension, rearrangement and increase, and not in extinguishment of the obligations under the Existing Credit Agreement and the notes and other documents related thereto. This Agreement does not constitute a novation of the obligations and liabilities under the Existing Credit Agreement or evidence repayment of any such obligations and liabilities. All Liens, deeds of trust, mortgages, assignments and security interests securing the Existing Credit Agreement and the obligations relating thereto are hereby ratified, confirmed, renewed, extended, brought forward and rearranged as security for the Indebtedness. None of the Liens and security interests created pursuant to the “Security Instruments” as defined in the Existing Credit Agreement are released. The substantive rights and obligations of the parties hereto shall be governed by this Agreement and the other Loan Documents, rather than the Existing Credit Agreement and the Loan Documents (as defined in the Existing Credit Agreement and referred to herein as the “Existing

Loan Documents”). Without limitation of any of the foregoing, (a) this Agreement shall not in any way release or impair the rights, duties, Indebtedness (as defined in the Existing Credit Agreement) or Liens (as defined in the Existing Credit Agreement) created pursuant to the Existing Credit Agreement or any other Existing Loan Document or affect the relative priorities thereof, in each case to the extent in force and effect thereunder as of the Effective Date and except as modified hereby or by documents, instruments and agreements executed and delivered in connection herewith, and all of such rights, duties, Indebtedness and Liens are assumed, ratified and affirmed by each member of the Parent Group and each of the Guarantors; (b) all indemnification obligations of each member of the Parent Group and each of the Guarantors and any other co-borrower or guarantor under the Existing Credit Agreement and any other Existing Loan Documents shall survive the execution and delivery of this Agreement and shall continue in full force and effect for the benefit of the any Person indemnified under the Existing Credit Agreement or any other Existing Loan Document at any time prior to the Effective Date; (c) the Indebtedness (as defined in the Existing Credit Agreement) incurred under the Existing Credit Agreement shall, to the extent outstanding on the Effective Date, continue outstanding under this Agreement and shall not be deemed to be paid, released, discharged or otherwise satisfied by the execution of this Agreement, and this Agreement shall not constitute a refinancing, substitution or novation of such Indebtedness or any of the other rights, duties and obligations of the parties hereunder, and the terms “Indebtedness”, “Obligations” or similar terms as they are used in the Loan Documents shall include the Indebtedness (as defined in the Existing Credit Agreement) as increased, amended and restated under this Agreement; (d) any and all references to the Existing Credit Agreement in any Security Instrument or other Loan Document shall, without further action of the parties, be deemed a reference to the Existing Credit Agreement, as amended and restated by this Agreement, and as this Agreement shall be further amended, restated, supplemented or otherwise modified from time to time; and (e) the Liens granted pursuant to the Security Instruments (as defined in the Existing Credit Agreement) to which any Credit Party is a party shall continue without any diminution thereof and shall remain in full force and effect on and after the Effective Date.
Section 12.23    Release of Collateral and Guarantee Obligations
(a)    Upon the occurrence of Payment in Full, the Administrative Agent shall promptly, at the request and expense of the Borrower, (i) (A) retransfer and deliver all Collateral in its possession to the applicable Credit Parties; and (B) execute a written release or termination statement and reassign to the applicable Credit Parties without recourse or warranty any remaining Collateral and all rights conveyed pursuant to the Security Instruments; and (ii) confirm in writing that this Agreement is of no further force or effect (except to the extent of any obligations that expressly survive the termination of this Agreement and the other Loan Documents).
(b)    If any of the Collateral shall be sold, transferred or otherwise disposed of by any Credit Party in a transaction permitted by this Agreement, then the Administrative Agent, at the request and sole expense of the Borrower, shall promptly (but in any event within five (5) Business Days) execute and deliver to the Borrower all releases or other documents reasonably necessary or desirable for the release of the Liens created under the Security Instruments on such Collateral. At the request and sole expense of the Borrower, the Administrative Agent shall promptly (but in any event within five (5) Business Days of such request) authorize the release of all Liens created under the Security Instruments that encumber the Equity Interests in, and Property of, a Subsidiary Guarantor in the event that all the Equity Interests of such Subsidiary Guarantor are sold, transferred or otherwise disposed of in a transaction permitted by this Agreement and provide all releases or other documents reasonably necessary or desirable to evidence the release of such Subsidiary Guarantor from its obligations under the Loan Documents; provided that the Borrower shall have delivered to the Administrative Agent, at least five (5) Business Days prior to the date of the proposed release (or such shorter period of time as the Administrative Agent may permit in its sole discretion), a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.
[Remainder of page intentionally left blank; signature pages follow]

[Signature pages intentionally omitted]

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS
AND ELECTED REVOLVING COMMITMENTS
Aggregate Maximum Credit Amounts and
Aggregate Elected Revolving Commitment Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Revolving Commitment
Wells Fargo Bank, National Association	6.63%	$265,000,000.00	$132,500,000.00
Bank of America, N. A.	6.58%	$263,000,000.00	$131,500,000.00
Capital One, National Association	6.58%	$263,000,000.00	$131,500,000.00
Canadian Imperial Bank Of Commerce, New York Branch	6.58%	$263,000,000.00	$131,500,000.00
Citibank, N.A.	6.58%	$263,000,000.00	$131,500,000.00
Citizens Bank, N.A.	6.58%	$263,000,000.00	$131,500,000.00
JPMorgan Chase Bank, N.A.	6.58%	$263,000,000.00	$131,500,000.00
Mizuho Bank, Ltd.	6.58%	$263,000,000.00	$131,500,000.00
PNC Bank, National Association	6.58%	$263,000,000.00	$131,500,000.00
Royal Bank of Canada	6.58%	$263,000,000.00	$131,500,000.00
Truist Bank	6.58%	$263,000,000.00	$131,500,000.00
Fifth Third Bank, National Association	6.58%	$263,000,000.00	$131,500,000.00
Regions Bank	5.00%	$200,000,000.00	$100,000,000.00
U.S. Bank National Association	5.43%	$217,000,000.00	$108,500,000.00
BOKF, NA dba Bank of Texas	3.13%	$125,000,000.00	$62,500,000.00
Zions Bancorporation, N.A. dba Amegy Bank	2.50%	$100,000,000.00	$50,000,000.00
Goldman Sachs Bank USA	5.00%	$200,000,000.00	$100,000,000.00
TOTAL	100.000000%	$4,000,000,000.00	$2,000,000,000.00

EXHIBIT A-1
FORM OF NOTE (REVOLVING LOANS)
$[ ],000,000.00    [ ], 202__
FOR VALUE RECEIVED, Oasis Petroleum North America LLC, a Delaware limited liability company (the “Borrower”) hereby promises to pay [ ] (the “Lender”), at the principal office of Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), the principal sum of [ ] Dollars ($[ ]) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.
The date, amount, Type, interest rate, Interest Period and maturity of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender’s or the Borrower’s rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of this Note.
This Note is one of the Notes referred to in the Amended and Restated Credit Agreement dated as of July 1, 2022 among the Borrower, Chord Energy Corporation, Oasis Petroleum LLC, the Administrative Agent and the lenders from time to time party thereto (including the Lender), and evidences Loans made by the Lender thereunder (such Amended and Restated Credit Agreement as the same may be amended, supplemented or restated from time to time, the “Credit Agreement”). Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.
This Note is issued pursuant to, and is subject to the terms and conditions set forth in, the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.
[This Note amends, restates and supersedes (but does not extinguish the indebtedness evidenced by or constitute a novation of) that certain Note dated [ ] and made by the Borrower in the original principal amount of $[ ] and payable to the Lender, and the indebtedness formerly evidenced by such prior Note shall hereafter be evidenced by this Note.]1
1 To be included in Notes issued to Lenders already in possession of Notes issued under the Existing Credit Agreement.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
OASIS PETROLEUM NORTH AMERICA LLC

By:
Name:
Title:

EXHIBIT A-2
FORM OF NOTE (TERM LOANS)
$[ ],000,000.00    [ ], 202__
FOR VALUE RECEIVED, Oasis Petroleum North America LLC, a Delaware limited liability company (the “Borrower”) hereby promises to pay [ ] (the “Term Lender”), at the principal office of Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), the principal sum of [ ] Dollars ($[ ]) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Term Loans made by the Term Lender to the Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Term Loan, at such office, in like money and funds, for the period commencing on the date of such Term Loan until such Term Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.
The date, amount, Type, Class, interest rate, Interest Period and maturity of each Loan made by the Term Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Term Lender on its books and, prior to any transfer of this Note, may be endorsed by the Term Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Term Lender. Failure to make any such notation or to attach a schedule shall not affect any Term Lender’s or the Borrower’s rights or obligations in respect of such Term Loans or affect the validity of such transfer by any Term Lender of this Note.
This Note is one of the Notes referred to in the Amended and Restated Credit Agreement dated as of July 1, 2022 among the Borrower, Chord Energy Corporation, Oasis Petroleum LLC, the Administrative Agent and the lenders from time to time party thereto (including the Term Lender), and evidences Term Loans made by the Term Lender thereunder (such Amended and Restated Credit Agreement as the same may be amended, supplemented or restated from time to time, the “Credit Agreement”). Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.
This Note is issued pursuant to, and is subject to the terms and conditions set forth in, the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Term Loans upon the terms and conditions specified therein and other provisions relevant to this Note.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
OASIS PETROLEUM NORTH AMERICA LLC

By:
Name:
Title:

EXHIBIT B
FORM OF BORROWING REQUEST
[ ], 202[ ]
Oasis Petroleum North America LLC, a Delaware limited liability company (the “Borrower”), pursuant to Section 2.03 of the Amended and Restated Credit Agreement dated as of July 1, 2022 (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”) among the Borrower, Chord Energy Corporation, a Delaware corporation (the “Parent”), Chord Energy LLC, a Delaware limited liability company (“Chord LLC”), Wells Fargo Bank, National Association, as the Administrative Agent, the other agents and lenders (the “Lenders”) which are or become parties thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement), hereby request a Borrowing as follows:
(i)    Aggregate amount of the requested Borrowing is $[ ];
(ii)    Date of such Borrowing is [ ], 202[ ];
(iii)    Requested Borrowing is to be [an ABR Borrowing] [a Term SOFR Borrowing] [a Term Borrowing];
(iv)    In the case of a Term SOFR Borrowing, the initial Interest Period applicable thereto is [ ];
(v)    Amount of Borrowing Base in effect on the date hereof is $[ ];
(vi)    Amount of Available Borrowing Base on the date hereof is $[ ];
(vii)    Amount of the Aggregate Elected Revolving Commitment Amounts on the date hereof is $[                   ];
(viii)    Aggregate principal amount of Permitted Pari Term Loan Debt outstanding on the date hereof is $[                   ];
(ix)    Total Revolving Credit Exposures on the date hereof (i.e., outstanding principal amount of all Revolving Loans and total LC Exposure plus total Swingline Exposure and without regard to the requested Borrowing) is $[ ];
(x)    In the case of a Revolving Borrowing, pro forma Total Revolving Credit Exposures (giving effect to the requested Borrowing) is $[ ];
(xi)    In the case of a Term Borrowing, pro forma Total Term Loan Exposures (giving effect to the requested Borrowing); and

(xii)    Location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05 of the Credit Agreement, is as follows:
[                ]
[                ]
[                ]
[                ]
[                ]

The undersigned certifies that he/she is the [ ] of the Borrower, and that as such he/she is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies (only in his/her capacity as an officer and not individually), represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement.
OASIS PETROLEUM NORTH AMERICA LLC

By:
Name:
Title:

EXHIBIT F
FORM OF
ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit and guarantees included in such facilities) and (ii)  to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.
1.    Assignor:    ______________________________
2.    Assignee:    ______________________________
    [and is an Affiliate/Approved Fund of [identify Lender]2]
3.    Borrower:    Oasis Petroleum North America LLC
4.    Administrative Agent:     Wells Fargo Bank, National Association, as the administrative agent under the Credit Agreement
2 Select as applicable.

5.    Credit Agreement:    The Amended and Restated Credit Agreement dated as of July 1, 2022 among Oasis Petroleum North America LLC, the Parent, Chord LLC, the Lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, and the other agents party thereto.
6.    Assigned Interest:

Commitment Assigned	Aggregate Amount of [Revolving Commitment/Revolving Loans][Term Commitment/Term Loans] for all Lenders	Amount of [Revolving Commitment/Revolving Loans Assigned][Term Commitment/Term Loans Assigned]	Percentage Assigned of [Revolving Commitment/Revolving Loans][Term Commitment/Term Loans] [3]
	$	$	%
	$	$	%
	$	$	%
7.    Effective Date:    ___________ __, 202_ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The terms set forth in this Assignment and Assumption are hereby agreed to:
ASSIGNOR

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Name:
3 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

Title:

Consented to and Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
    as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Consented to:

OASIS PETROLEUM NORTH AMERICA LLC

By:
Name:
Title:

ANNEX 1
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.    Representations and Warranties.
1.1    Assignor. The Assignor  (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest,  (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and  (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and  (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document,  (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Restricted Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or  (iv) the performance or observance by the Borrower, any of its Restricted Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement,  (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender,  (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender,  (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and  (vi) such Assignee is not an Industry Competitor; and  (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the

Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
3.    General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT G
FORM OF
ELECTED REVOLVING COMMITMENT INCREASE CERTIFICATE
[ ], 20[ ]
To:    Wells Fargo Bank, National Association,
    as Administrative Agent
The Borrower, the Parent, Chord LLC, the Administrative Agent and certain Lenders and other agents have heretofore entered into an Amended and Restated Credit Agreement, dated as of July 1, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.
This Elected Revolving Commitment Increase Certificate is being delivered pursuant to Section 2.06(c) of the Credit Agreement.
Please be advised that the undersigned Lender has agreed (a) to increase its Elected Revolving Commitment under the Credit Agreement effective [ ], 20[ ] from $[ ] to $[ ] and (b) that it shall continue to be a party in all respects to the Credit Agreement and the other Loan Documents.
Very truly yours,

OASIS PETROLEUM NORTH AMERICA LLC,
a Delaware limited liability company

By:
Name:
Title:
Exhibit G

Accepted and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
    as Administrative Agent

By:
Name:
Title:

Accepted and Agreed:

[Name of Increasing Lender]

By:
Name:
Title:
Exhibit G

EXHIBIT H
FORM OF
ADDITIONAL LENDER CERTIFICATE
[ ], 20[ ]
To:    Wells Fargo Bank, National Association,
    as Administrative Agent
The Borrower, the Parent, Chord LLC, the Administrative Agent and certain Lenders and other agents have heretofore entered into an Amended and Restated Credit Agreement, dated as of July 1, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.
This Additional Lender Certificate is being delivered pursuant to Section 2.06(c) of the Credit Agreement.
Please be advised that the undersigned Additional Lender has agreed (a) to become a Lender under the Credit Agreement effective [ ], 20[ ] with a Maximum Aggregate Credit Amount of $[ ] and an Elected Revolving Commitment of $[ ] and (b) that it shall be a party in all respects to the Credit Agreement and the other Loan Documents.
This Additional Lender Certificate is being delivered to the Administrative Agent together with (i) if the Additional Lender is a Foreign Lender, any documentation required to be delivered by such Additional Lender pursuant to Section 5.03(f) of the Credit Agreement, duly completed and executed by the Additional Lender, and (ii) an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Additional Lender. The [Borrower/Additional Lender] shall pay the fee payable to the Administrative Agent pursuant to Section 2.06(c)(ii)(G) of the Credit Agreement.
Very truly yours,

OASIS PETROLEUM NORTH AMERICA LLC,
a Delaware limited liability company

By:
Name:
Title:

Accepted and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
    as Administrative Agent

By:
Name:
Title:

Accepted and Agreed:

[Name of Increasing Lender]

By:
Name:
Title:

Exhibit H